                                           AIM BALANCED-RISK RETIREMENT NOW FUND
                                   (formerly known as AIM Independence Now Fund)
                                          AIM BALANCED-RISK RETIREMENT 2010 FUND
                                  (formerly known as AIM Independence 2010 Fund)
                                          AIM BALANCED-RISK RETIREMENT 2020 FUND
                                  (formerly known as AIM Independence 2020 Fund)
                                          AIM BALANCED-RISK RETIREMENT 2030 FUND
                                  (formerly known as AIM Independence 2030 Fund)
                                          AIM BALANCED-RISK RETIREMENT 2040 FUND
                                  (formerly known as AIM Independence 2040 Fund)
                                          AIM BALANCED-RISK RETIREMENT 2050 FUND
                                  (formerly known as AIM Independence 2050 Fund)

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------
                                                               November 4, 2009

AIM Balanced-Risk Retirement Now Fund's investment objective is to provide real return and, as a secondary objective, capital preservation.

AIM Balanced-Risk Retirement 2010 Fund's, AIM Balanced-Risk Retirement 2020 Fund's, AIM Balanced-Risk Retirement 2030 Fund's, AIM Balanced-Risk Retirement 2040 Fund's and AIM Balanced-Risk Retirement 2050 Fund's investment objectives are to provide total return with a low to moderate correlation to traditional financial market indices and, as a secondary objective, capital preservation.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C, R and Y shares of the funds. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the funds:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND
  RISKS                                      1
- - - - - - - - - - - - - - - - - - - - - - - -
OBJECTIVES AND STRATEGIES                    1
- - - - - - - - - - - - - - - - - - - - - - - -
AIM Balanced-Risk Retirement Now Fund        1
AIM Balanced-Risk Retirement 2010 Fund       1
AIM Balanced-Risk Retirement 2020 Fund       2
AIM Balanced-Risk Retirement 2030 Fund       2
AIM Balanced-Risk Retirement 2040 Fund       3
AIM Balanced-Risk Retirement 2050 Fund       3
All Funds                                    4
AIM Balanced-Risk Allocation Fund
  Summary                                    5

RISKS                                        6
- - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                      9
- - - - - - - - - - - - - - - - - - - - - - - -
ANNUAL TOTAL RETURNS                         9
- - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE TABLE                           12
- - - - - - - - - - - - - - - - - - - - - - - -
FEE TABLE AND EXPENSE EXAMPLE               16
- - - - - - - - - - - - - - - - - - - - - - - -
Fee Table                                   16
Expense Example                             19

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                               21
- - - - - - - - - - - - - - - - - - - - - - - -

DISCLOSURE OF PORTFOLIO HOLDINGS            26
- - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                             26
- - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                26
Advisor Compensation                        27
Portfolio Managers                          27
OTHER INFORMATION                           28
- - - - - - - - - - - - - - - - - - - - - - - -
Sales Charges                               28
Dividends and Distributions                 28
FINANCIAL HIGHLIGHTS                        29
- - - - - - - - - - - - - - - - - - - - - - - -
GENERAL INFORMATION                        A-1
- - - - - - - - - - - - - - - - - - - - - - - -
Choosing a Share Class                     A-1

Share Class Eligibility                    A-2

Distribution and Service (12b-1) Fees      A-2

Initial Sales Charges (Class A Shares
  Only)                                    A-3

Contingent Deferred Sales Charges
  (CDSCs)                                  A-4

Redemption Fees                            A-5

Purchasing Shares                          A-6

Redeeming Shares                           A-8

Exchanging Shares                          A-9

Rights Reserved by the Funds              A-10

Pricing of Shares                         A-10

Taxes                                     A-12

Payments to Financial Advisors            A-13

Excessive Short-Term Trading Activity
  (Market Timing) Disclosures             A-13

Important Notice Regarding Delivery of
  Security Holder Documents               A-15
OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

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          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVES AND STRATEGIES


AIM BALANCED-RISK RETIREMENT NOW FUND (BALANCED-RISK RETIREMENT NOW)
The fund's investment objective is to provide real return and, as a secondary objective, capital preservation. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its investment objective by building a portfolio that includes Balanced-Risk Allocation (as defined herein) and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The portfolio managers allocate the fund's assets among Balanced-Risk Allocation and two affiliated money market funds according to a real return strategy designed to protect against the loss of capital, inflation risk and longevity risk -- the risk that an investor outlives their retirement savings. The fund will generally rebalance its assets to the fund's target allocations on a monthly basis.

    Consistent with the fund's real return and capital preservation objectives, the fund is designed for investors who expect to need all or most of their money in the fund at retirement and for investors who plan to withdraw the value of their account in the fund gradually after retirement. The fund has an approximate target asset allocation of 60% in Balanced-Risk Allocation and 40% in two affiliated money market funds (20% in the Liquid Assets Portfolio and 20% in the Premier Portfolio), as of November 4, 2009.

    The fund's investment in Balanced-Risk Allocation provides exposure to U.S. and international fixed income, equity and commodity markets through derivatives and other financially-linked instruments. Balanced-Risk Allocation's investments in certain derivatives may create significant leveraged exposure to certain equity, fixed income and commodity markets. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested. This means that Balanced-Risk Allocation, as an underlying fund, could lose more than originally invested in the derivative. For more information on Balanced-Risk Allocation, see "AIM Balanced-Risk Allocation Fund Summary" below.

    An investment in the fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the fund will provide adequate income at or through your retirement.

AIM BALANCED-RISK RETIREMENT 2010 FUND (BALANCED-RISK RETIREMENT 2010)
The fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices and, as a secondary objective, capital preservation. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its investment objective by building a portfolio that includes Balanced-Risk Allocation (as defined herein) and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The portfolio managers allocate the fund's assets among Balanced-Risk Allocation and two affiliated money market funds according to a strategy designed to minimize volatility and provide total return and capital loss protection. The fund will generally rebalance its assets to the fund's target allocations on a monthly basis.

    The fund is designed for investors whose target retirement date is in or about the year 2010. The date in the fund name, 2010, refers to the approximate date an investor in the fund plans to retire and stop making new investments in the fund. Consistent with the fund's final target allocation and the resulting real return and capital preservation objectives, the fund is designed for investors who expect to need all or most of their money in the fund at the target date and for investors who plan to withdraw the value of their account in the fund gradually after retirement, in or about the year 2010. The fund has an approximate target asset allocation of 63% in Balanced-Risk Allocation and 37% in two affiliated money market funds (approximately 18.5% in the Liquid Assets Portfolio and 18.5% in the Premier Portfolio), as of November 4, 2009.

    The following table lists the expected market exposure through the underlying fund, Balanced-Risk Allocation, to equities, commodities and fixed income. The table also includes the expected market exposure through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Balanced-Risk Allocation to reflect the near-term market environment around the strategic allocations. Due to the use of leverage in the underlying fund, Balanced-Risk Allocation, the percentages may not equal 100%.

                                                                        1 YEAR FROM RETIREMENT
                                                               ----------------------------------------
                                                               MINIMUM   STRATEGIC ALLOCATION   MAXIMUM
                                                               ----------------------------------------
Equities                                                         10.1%           19.0%            40.0%
-------------------------------------------------------------------------------------------------------
Commodities                                                       8.8%           13.9%            22.8%
-------------------------------------------------------------------------------------------------------
Fixed Income                                                     30.6%           54.4%            87.6%
-------------------------------------------------------------------------------------------------------
Cash Equivalents                                                 37.0%           37.0%            37.0%
-------------------------------------------------------------------------------------------------------




    The fund's investment in Balanced-Risk Allocation provides exposure to U.S. and international fixed income, equity and commodity markets through derivatives and other financially-linked instruments. Balanced-Risk Allocation's investments in certain derivatives may create significant leveraged exposure to certain equity, fixed income and commodity markets. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested. This means that Balanced-Risk Allocation, as an underlying fund, could lose more than originally invested in the derivative. For more information on Balanced-Risk Allocation, see "AIM Balanced-Risk Allocation Fund Summary" below.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (continued)
-------------------------------------------------------------------------------



    Reflecting a pre-retiree's need to reduce exposure to market risk, minimize volatility and protect accumulated wealth as investors approach their target retirement date, the fund is currently transitioning from an accumulation strategy to a real return strategy. This is occurring through a gradual reduction in the allocation to Balanced-Risk Allocation and increasing the allocation to cash. Once the fund reaches its target retirement date, the fund's asset allocation is anticipated to become a static allocation similar to that of Balanced-Risk Retirement Now. At the target retirement date, the fund will follow a real return strategy designed to protect against the loss of capital, inflation risk and longevity risk -- the risk that an investor outlives their retirement savings. Balanced-Risk Retirement Now has an approximate target asset allocation of 60% in Balanced-Risk Allocation and 40% in two affiliated money market funds (20% in the Liquid Assets Portfolio and 20% in the Premier Portfolio), as of November 4, 2009.

AIM BALANCED-RISK RETIREMENT 2020 FUND (BALANCED-RISK RETIREMENT 2020)

The fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices and, as a secondary objective, capital preservation. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its investment objective by building a portfolio that includes Balanced-Risk Allocation (as defined herein) and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The portfolio managers allocate the fund's assets among Balanced-Risk Allocation and two affiliated money market funds according to a strategy designed to minimize volatility and provide total return and capital loss protection. The fund will generally rebalance its assets to the fund's target allocations on a monthly basis.

    The fund is designed for investors whose target retirement date is in or about the year 2020. The date in the fund name, 2020, refers to the approximate date an investor in the fund plans to retire and stop making new investments in the fund. Consistent with the fund's final target allocation and the resulting real return and capital preservation objectives, the fund is designed for investors that expect to need all or most of their money in the fund at the target date and for investors who plan to withdraw the value of their account in the fund gradually after retirement, in or about the year 2020. The fund has an approximate target asset allocation of 100% in Balanced-Risk Allocation, as of November 4, 2009.

    The fund will invest 100% of it's assets in Balanced Risk Allocation until approximately 10 years prior to the fund's target retirement date at which time the fund will begin transitioning from an accumulation strategy to a real return strategy. For example, Balanced-Risk Retirement 2020 will begin moving to cash in the year 2010. This will occur by gradually reducing the allocation to Balanced-Risk Allocation and increasing the allocation to cash. This reflects a need to reduce exposure to market risk, minimize volatility and protect accumulated wealth as the investor approaches their target retirement date. Once the fund reaches it's target retirement date, the fund's asset allocation is anticipated to become a static allocation similar to that of Balanced-Risk Retirement Now. At the target retirement date, the fund will follow a real return strategy designed to protect against the loss of capital, inflation risk and longevity risk- the risk that an investor outlives their retirement savings. Balanced-Risk Retirement Now has an approximate target asset allocation of 60% in Balanced-Risk Allocation and 40% in two affiliated money market funds (20% in the Liquid Assets Portfolio and 20% in the Premier Portfolio), as of November 4, 2009.

    The fund's investment in Balanced-Risk Allocation provides exposure to U.S. and international fixed income, equity and commodity markets through derivatives and other financially-linked instruments. Balanced-Risk Allocation's investments in certain derivatives may create significant leveraged exposure to certain equity, fixed income and commodity markets. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested. This means that Balanced-Risk Allocation, as an underlying fund, could lose more than originally invested in the derivative. For more information on Balanced-Risk Allocation, see "AIM Balanced-Risk Allocation Fund Summary" below.

AIM BALANCED-RISK RETIREMENT 2030 FUND (BALANCED-RISK RETIREMENT 2030)

The fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices and, as a secondary objective, capital preservation. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its investment objective by building a portfolio that includes Balanced-Risk Allocation (as defined herein) and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The portfolio managers allocate the fund's assets among Balanced-Risk Allocation and two affiliated money market funds according to a strategy designed to minimize volatility and provide total return and capital loss protection. The fund will generally rebalance its assets to the fund's target allocations on a monthly basis.

    The fund is designed for investors whose target retirement date is in or about the year 2030. The date in the fund name, 2030, refers to the approximate date an investor in the fund plans to retire and stop making new investments in the fund. Consistent with the fund's final target allocation and the resulting real return and capital preservation objectives, the fund is designed for investors that expect to need all or most of their money in the fund at the target date and for investors who plan to withdraw the value of their account in the fund gradually after retirement, in or about the year 2030. The fund has an approximate target asset allocation of 100% in Balanced-Risk Allocation, as of November 4, 2009.

    The fund will invest 100% of it's assets in Balanced Risk Allocation until approximately 10 years prior to the fund's target retirement date at which time the fund will begin transitioning from an accumulation strategy to a real return strategy. For example, Balanced-Risk Retirement 2020 will begin moving to cash in the year 2010. This will occur by gradually reducing the allocation to Balanced-Risk Allocation and increasing the allocation to cash. This reflects a need to reduce exposure to market risk, minimize volatility and protect accumulated wealth as the investor approaches their target retirement date. Once the fund reaches it's target retirement date, the fund's asset allocation is anticipated to become a static allocation similar to that of Balanced-Risk Retirement Now. At the target retirement date, the fund will follow a real return strategy designed

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (continued)
-------------------------------------------------------------------------------


to protect against the loss of capital, inflation risk and longevity risk- the risk that an investor outlives their retirement savings. Balanced-Risk Retirement Now has an approximate target asset allocation of 60% in Balanced-Risk Allocation and 40% in two affiliated money market funds (20% in the Liquid Assets Portfolio and 20% in the Premier Portfolio), as of November 4, 2009.

    The fund's investment in Balanced-Risk Allocation provides exposure to U.S. and international fixed income, equity and commodity markets through derivatives and other financially-linked instruments. Balanced-Risk Allocation's investments in certain derivatives may create significant leveraged exposure to certain equity, fixed income and commodity markets. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested. This means that Balanced-Risk Allocation, as an underlying fund, could lose more than originally invested in the derivative. For more information on Balanced-Risk Allocation, see "AIM Balanced-Risk Allocation Fund Summary" below.

AIM BALANCED-RISK RETIREMENT 2040 (BALANCED-RISK RETIREMENT 2040)

The fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices and, as a secondary objective, capital preservation. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its investment objective by building a portfolio that includes Balanced-Risk Allocation (as defined herein) and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The portfolio managers allocate the fund's assets among Balanced-Risk Allocation and the money market funds according to a strategy designed to minimize volatility and provide total return and capital loss protection. The fund will generally rebalance its assets to the fund's target allocations on a monthly basis.

    The fund is designed for investors whose target retirement date is in or about the year 2040. The date in the fund name, 2040, refers to the approximate date an investor in the fund plans to retire and stop making new investments in the fund. Consistent with the fund's final target allocation and the resulting real return and capital preservation objectives, the fund is designed for investors that expect to need all or most of their money in the fund at the target date and for investors who plan to withdraw the value of their account in the fund gradually after retirement, in or about the year 2040. The fund has an approximate target asset allocation of 100% in Balanced-Risk Allocation, as of November 4, 2009.

    The fund will invest 100% of it's assets in Balanced Risk Allocation until approximately 10 years prior to the fund's target retirement date at which time the fund will begin transitioning from an accumulation strategy to a real return strategy. For example, Balanced-Risk Retirement 2020 will begin moving to cash in the year 2010. This will occur by gradually reducing the allocation to Balanced-Risk Allocation and increasing the allocation to cash. This reflects a need to reduce exposure to market risk, minimize volatility and protect accumulated wealth as the investor approaches their target retirement date. Once the fund reaches it's target retirement date, the fund's asset allocation is anticipated to become a static allocation similar to that of Balanced-Risk Retirement Now. At the target retirement date, the fund will follow a real return strategy designed to protect against the loss of capital, inflation risk and longevity risk- the risk that an investor outlives their retirement savings. Balanced-Risk Retirement Now has an approximate target asset allocation of 60% in Balanced-Risk Allocation and 40% in two affiliated money market funds (20% in the Liquid Assets Portfolio and 20% in the Premier Portfolio), as of November 4, 2009.

    The fund's investment in Balanced-Risk Allocation provides exposure to U.S. and international fixed income, equity and commodity markets through derivatives and other financially-linked instruments. Balanced-Risk Allocation's investments in certain derivatives may create significant leveraged exposure to certain equity, fixed income and commodity markets. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested. This means that Balanced-Risk Allocation, as an underlying fund, could lose more than originally invested in the derivative. For more information on Balanced-Risk Allocation, see "AIM Balanced-Risk Allocation Fund Summary" below.

AIM BALANCED-RISK RETIREMENT 2050 FUND (BALANCED-RISK RETIREMENT 2050)

The fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices and, as a secondary objective, capital preservation. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its investment objective by building a portfolio that includes Balanced-Risk Allocation (as defined herein) and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The portfolio managers allocate the fund's assets among the Balanced-Risk Allocation and two affiliated money market funds according to a strategy designed to minimize volatility and provide total return and capital loss protection. The fund will generally rebalance its assets to the fund's target allocations on a monthly basis.

    The fund is designed for investors whose target retirement date is in or about the year 2050. The date in the fund name, 2050, refers to the approximate date an investor in the fund plans to retire and stop making new investments in the fund. Consistent with the fund's final target allocation and the resulting real return and capital preservation objectives, the fund is designed for investors that expect to need all or most of their money in the fund at the target date and for investors who plan to withdraw the value of their account in the fund gradually after retirement, in or about the year 2050. The fund has an approximate target asset allocation of 100% in Balanced-Risk Allocation, as of November 4, 2009.

    The fund will invest 100% of it's assets in Balanced Risk Allocation until approximately 10 years prior to the fund's target retirement date at which time the fund will begin transitioning from an accumulation strategy to a real return strategy. For example, Balanced-Risk Retirement 2020 will begin moving to cash in the year 2010. This will occur by gradually reducing the allocation to Balanced-Risk Allocation and increasing the allocation to cash. This reflects a need to reduce exposure to market risk, minimize volatility and protect accumulated wealth as the investor approaches their target retirement date. Once the fund reaches it's target retirement date, the fund's asset allocation is anticipated to become a static allocation similar to that of Balanced-Risk Retirement Now. At the target retirement date, the fund will follow a real return strategy designed

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (continued)
-------------------------------------------------------------------------------


to protect against the loss of capital, inflation risk and longevity risk- the risk that an investor outlives their retirement savings. Balanced-Risk Retirement Now has an approximate target asset allocation of 60% in Balanced-Risk Allocation and 40% in two affiliated money market funds (20% in the Liquid Assets Portfolio and 20% in the Premier Portfolio), as of November 4, 2009.

    The fund's investment in Balanced-Risk Allocation provides exposure to U.S. and international fixed income, equity and commodity markets through derivatives and other financially-linked instruments. Balanced-Risk Allocation's investments in certain derivatives may create significant leveraged exposure to certain equity, fixed income and commodity markets. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested. This means that Balanced-Risk Allocation, as an underlying fund, could lose more than originally invested in the derivative. For more information on Balanced-Risk Allocation, see "AIM Balanced-Risk Allocation Fund Summary" below.

ALL FUNDS

Each fund is a "fund of funds" and invests its assets in underlying funds rather than directly in individual securities. The underlying funds in which the funds invest are mutual funds advised by Invesco Aim Advisors, Inc. (the advisor or Invesco Aim). The funds and the underlying funds in which they invest are part of the same group of investment companies. Invesco Aim is an indirect wholly-owned subsidiary of Invesco Ltd.

    Each fund is non-diversified, which means that it may invest a greater percentage of its assets in any one issuer than may a diversified fund.

    The advisor monitors the selection of underlying funds to ensure that they continue to conform to expectations and will periodically rebalance a fund's investments in the underlying funds to keep them within their target weightings. The advisor may change a fund's asset class allocations, underlying funds or target weightings in the underlying funds without shareholder approval. Each fund currently expects to hold between 1 and 3 underlying funds.

    A list of the underlying funds and their approximate target fund weightings as of November 4, 2009 is set forth below:

                                    BALANCED-RISK    BALANCED-RISK    BALANCED-RISK    BALANCED-RISK    BALANCED-RISK
                                      RETIREMENT       RETIREMENT       RETIREMENT       RETIREMENT       RETIREMENT
UNDERLYING FUNDS                         2050             2040             2030             2020             2010
---------------------------------------------------------------------------------------------------------------------
Balanced-Risk Allocation                100.00%          100.00%          100.00%          100.00%          63.00%
---------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio                   0.00%            0.00%            0.00%            0.00%          18.50%
---------------------------------------------------------------------------------------------------------------------
Premier Portfolio                         0.00%            0.00%            0.00%            0.00%          18.50%
---------------------------------------------------------------------------------------------------------------------
TOTAL                                      100%             100%             100%             100%            100%
---------------------------------------------------------------------------------------------------------------------

                                    BALANCED-RISK
                                      RETIREMENT
UNDERLYING FUNDS                         NOW
-------------------------------------------------
Balanced-Risk Allocation                60.00%
-------------------------------------------------
Liquid Assets Portfolio                 20.00%
-------------------------------------------------
Premier Portfolio                       20.00%
-------------------------------------------------
TOTAL                                     100%
-------------------------------------------------



Note: Target fund weightings are rounded to the nearest hundredths and may not add to 100% due to rounding. See Statement of Additional Information for exact target weightings.

    Each fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. Each fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if a fund takes a temporary defensive position. A fund may take a temporary defensive position when it receives unusually large redemption requests or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect a fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, a fund may not achieve its investment objective.

    Once the asset allocation of each of Balanced-Risk Retirement 2010, Balanced-Risk Retirement 2020, Balanced-Risk Retirement 2030, Balanced-Risk Retirement 2040 and Balanced-Risk Retirement 2050 (each, a target date fund) has become similar to the asset allocation of the Balanced-Risk Retirement Now, the Board of Trustees may approve combining each such target date fund with Balanced-Risk Retirement Now if they determine that such a combination is in the best interests of the target date fund's shareholders. Such a combination will result in the shareholders of the target date fund owning shares of Balanced-Risk Retirement Now rather than their target date fund. The advisor expects such a combination to generally occur during the year of each fund's target retirement date, as indicated in its name. The Board of Trustees of the target date funds can vote on whether to approve these combinations without shareholder approval, although shareholders will be provided with advance notice in writing of any combination affecting their target date funds.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (continued)
-------------------------------------------------------------------------------



    The following chart displays how the advisor expects the asset allocations for the funds to change as their target retirement dates approach. The funds employ a risk-balanced optimization process which accounts for the flat glide path (The glide path is the rate at which the asset mix changes over time) until approximately 10 years from the target retirement date. The glide path will become more conservative on a quarterly basis approximately 10 years from the target retirement date by gradually reducing the allocation to Balanced-Risk Allocation and increasing the allocation to money market funds. The actual asset allocations for the funds may differ from those shown in the chart below.

                                     (CHART)


    The following table lists the expected market exposure through the underlying fund, Balanced-Risk Allocation, to equities, commodities and fixed income. The table also includes the expected market exposure through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Balanced-Risk Allocation to reflect the near-term market environment around the strategic allocations. Due to the use of leverage in the underlying fund, Balanced-Risk Allocation, the percentages may not equal 100%.

                              10-50 YEARS FROM RETIREMENT        5 YEARS FROM RETIREMENT            AT RETIREMENT DATE
                            ------------------------------   ------------------------------   ------------------------------
                                       STRATEGIC                        STRATEGIC                        STRATEGIC
                            MINIMUM   ALLOCATION   MAXIMUM   MINIMUM   ALLOCATION   MAXIMUM   MINIMUM   ALLOCATION   MAXIMUM
                            -------   ----------   -------   -------   ----------   -------   -------   ----------   -------
Equities                      15.8%      29.6%       62.5%     12.6%      23.7%       50.0%      9.5%      17.8%       37.5%
----------------------------------------------------------------------------------------------------------------------------
Commodities                   13.7%      20.8%       35.6%     11.0%      17.4%       28.5%      8.2%      13.0%       21.4%
----------------------------------------------------------------------------------------------------------------------------
Fixed Income                  47.8%      81.6%      136.9%     38.3%      68.0%      109.5%     28.7%      51.0%       82.1%
----------------------------------------------------------------------------------------------------------------------------
Cash Equivalents               0.0%       0.0%        0.0%     20.0%      20.0%       20.0%     40.0%      40.0%       40.0%
----------------------------------------------------------------------------------------------------------------------------




    The following table is intended to help investors select an appropriate fund in which to invest, based upon their target retirement date.

TARGET RETIREMENT DATE                                                             FUND
----------------------                                                             ----
Retire before 2010                                                    Balanced-Risk Retirement Now
2010 - 2014                                                           Balanced-Risk Retirement 2010
2015 - 2024                                                           Balanced-Risk Retirement 2020
2025 - 2034                                                           Balanced-Risk Retirement 2030
2035 - 2044                                                           Balanced-Risk Retirement 2040
2045 - 2054                                                           Balanced-Risk Retirement 2050


AIM BALANCED-RISK ALLOCATION FUND (BALANCED-RISK ALLOCATION) SUMMARY

As the primary underlying fund of the funds, Balanced-Risk Allocation's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Balanced-Risk Allocation's investment objective may be changed by its Board of Trustees without shareholder approval.

    Balanced-Risk Allocation seeks to achieve its investment objective by investing, under normal market conditions, in derivatives and other financially-linked instruments whose performance is expected to correspond to U.S. and international fixed income, equity and commodity markets. Balanced-Risk Allocation may invest in futures, swap agreements, including total return swaps, U.S. and foreign government debt securities and other securities and financially-linked instruments. Balanced-Risk Allocation will also invest in the Invesco Aim Cayman Commodity Fund I Ltd., its wholly-owned subsidiary organized under the laws of the Cayman Islands (the Subsidiary), to gain exposure to commodity markets. The Subsidiary, in turn, will invest in futures, exchange traded notes and other securities and financially-linked instruments. Balanced-

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          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
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INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (continued)
-------------------------------------------------------------------------------


Risk Allocation will maintain a significant percentage of its assets in cash and cash equivalent instruments including affiliated money market funds. Some of the cash holdings will serve as margin or collateral for Balanced-Risk Allocation's obligations under derivative transactions. Balanced-Risk Allocation's investments in certain derivatives may create significant leveraged exposure to certain equity, fixed income and commodity markets. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested. This means that Balanced-Risk Allocation could lose more than originally invested in the derivative.

    Balanced-Risk Allocation will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds. The Subsidiary is advised by the advisor and has a similar investment objective as Balanced-Risk Allocation. The Subsidiary, unlike Balanced-Risk Allocation, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes
(ETNs), that may provide leveraged and non-leveraged exposure to commodity markets. The Subsidiary also may hold cash and invest in cash equivalent instruments, including affiliated money market funds, some of which may serve as margin or collateral for the Subsidiary's derivative positions. Balanced-Risk Allocation may invest up to 25% of its total assets in the Subsidiary. Balanced-Risk Allocation will be subject to the risks associated with any investments by the Subsidiary to the extent of Balanced-Risk Allocation's investment in the Subsidiary.

    Relative to traditional balanced portfolios, Balanced-Risk Allocation will seek to provide greater capital loss protection during down markets. The portfolio's management team will seek to accomplish this through a three-step investment process.

    The first step involves asset selection. The management team begins the process by selecting representative assets to gain exposure to equity, fixed income and commodity markets from a universe of over fifty assets. The selection process first evaluates a particular asset's theoretical case for long-term excess returns relative to cash. The identified assets are then screened to meet minimum liquidity criteria. Finally, the team reviews the expected correlation among the assets and the expected risk for each asset to determine whether the selected assets are likely to improve the expected risk adjusted return of Balanced-Risk Allocation.

    The second step involves portfolio construction. Proprietary estimates for risk and correlation are used by the management team to create an optimized portfolio. The team re-estimates the risk contributed by each asset and re-optimizes the portfolio periodically or when new assets are introduced to Balanced-Risk Allocation.

    The final step involves active positioning. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the optimized long-term portfolio structure described in step two above. The management team balances these two competing ideas -- opportunity for excess return from active positioning and the need to maintain asset class exposure set forth in the optimized portfolio structure -- by setting controlled tactical ranges around the optimal long-term asset allocation. The tactical ranges differ for each asset based on the management team's estimates of such asset's volatility. The resulting asset allocation is then implemented by investing in derivatives, other financially-linked instruments, U.S. and foreign government debt securities, other securities, cash, and cash equivalent instruments, including affiliated money market funds. By using derivatives, Balanced-Risk Allocation is able to gain greater exposure to assets within each class than would be possible using cash instruments, and thus seeks to balance the amount of risk each asset class contributes to the portfolio.

    Balanced-Risk Allocation is non-diversified, which means that it may invest a greater percentage of its assets in any one issuer than may a diversified fund.

    Balanced-Risk Allocation's investments in the types of securities described in the prospectus vary from time to time, and at any time, Balanced-Risk Allocation may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of Balanced-Risk Allocation are applied at the time of purchase.

    Balanced-Risk Allocation and the Subsidiary employ a risk management strategy to help minimize loss of capital and reduce excessive volatility. Pursuant to this strategy, Balanced-Risk Allocation and the Subsidiary generally maintain a substantial amount of their assets in cash and cash equivalents. Cash and cash equivalents will be posted as required margin for futures contracts, as required segregation under Securities and Exchange Commission rules and to collateralize swap exposure. Additional cash or cash equivalents will be maintained to meet redemptions. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, Balanced-Risk Allocation or the Subsidiary may temporarily hold an even greater portion of its assets in cash, cash equivalents (including affiliated money market funds) or high quality debt instruments than it holds under normal circumstances. As a result Balanced-Risk Allocation or the Subsidiary may not achieve its investment objective.

    The Subsidiary has a similar objective to Balanced-Risk Allocation's and generally employs a similar investment strategy but limits its investments to commodity derivatives, ETNs, cash and cash equivalent instruments, including affiliated money market funds.

RISKS

    Because each fund is a fund of funds, each fund is subject to the risks associated with the underlying funds in which it invests. The risks of an investment in the funds and the underlying funds are set forth below:

    Fund of Funds Risk -- Each fund pursues its investment objective by investing its assets in underlying funds rather than investing directly in stocks, bonds, cash or other investments. Each fund's investment performance depends on the investment performance of the underlying funds in

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          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
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INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (continued)
-------------------------------------------------------------------------------


which it invests. An investment in a fund, because it is a fund of funds, is subject to the risks associated with investments in the underlying funds in which the fund invests. Each fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which it invests.

    There is a risk that the advisor's evaluations and assumptions regarding a fund's broad asset classes or the underlying funds in which a fund invests may be incorrect based on actual market conditions. In addition, at times the segment of the market represented by an underlying fund may be out of favor and under perform other segments (e.g. growth stocks). There is a risk that a fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the fund. If that were to occur, a fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.

    The advisor has the ability to select and substitute the underlying funds in which the funds invest, and may be subject to potential conflicts of interest in selecting underlying funds because the advisor and an affiliate of the advisor, may receive higher fees from certain underlying funds than others. However, as a fiduciary to each fund, the advisor is required to act in the funds' best interest when selecting underlying funds.

    Market Risk--The prices of and the income generated by securities held by a fund may decline in response to certain events, including those directly involving the companies and governments whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

    Money Market Fund Risk--A fund's investment in money market funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the funds. Each money market fund's yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

    U.S. Government Obligations Risk--A fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligation; or (iv) supported only by the credit of the issuer. The U.S. Government may choose not to provide financial support to the U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

    Municipal Securities Risk--The value of, payment of interest and repayment of principal with respect to, and the ability of a fund to sell, a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions in which the issuers in which a fund invests are located. Revenue bonds are generally not backed by the taxing power of the issuing municipality. To the extent that a municipal security in which the fund invests is not heavily followed by the investment community or such security issue is relatively small, the security may be difficult to value or sell at a fair price.

    Repurchase Agreement Risk--The funds may enter into repurchase agreements. If the seller of a repurchase agreement in which a fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from a decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

    Industry Focus Risk--To the extent that a fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the fund's performance will depend to a greater extent on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

    Foreign Securities Risk--The dollar value of a fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of a fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing

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          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
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INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (continued)
-------------------------------------------------------------------------------


obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Developing Markets Securities Risk--The factors described above for "Foreign Securities Risk" may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries (i.e., those that are in the initial stages of their industrial cycle) have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    Commodity Risk--A fund or the Subsidiary may invest in commodity-linked derivative instruments, ETNs and exchange traded funds that may subject it to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, ETNs and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. A fund may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the fund may be more susceptible to risks associated with those sectors. Also, ETNs may subject the fund indirectly through the Subsidiary to leveraged market exposure for commodities. Leverage ETNs are subject to the same risk as other instruments that use leverage in any form. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy.

    Subsidiary Risk--By investing in the Subsidiary, Balanced-Risk Allocation is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the funds and are subject to the same risks that apply to similar investments if held directly by the funds. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940 (the 1940 Act) and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. Accordingly, Balanced-Risk Allocation, as the sole investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of Balanced-Risk Allocation and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the funds.

    Derivatives Risk--Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase or sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund. In addition, the use of certain derivatives may cause the fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates.)

    Leverage Risk--Leverage exists when a fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. A fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that a fund is not able to close out a leveraged position because of market illiquidity, the fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause a fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the fund's portfolio securities. There can be no assurance that a fund's leverage strategy will be successful.

    Counterparty Risk--Individually negotiated, or over-the-counter, derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction of the fund.

    Currency/Exchange Rate Risk--A fund may buy or sell currencies other than the U.S. Dollar and use derivatives involving foreign currencies in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

    Limited Number of Holdings Risk--Because a large percentage of a fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investments in the fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by a fund's portfolio managers will produce the desired results.

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          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
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INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (continued)
-------------------------------------------------------------------------------



    Non-Diversification Risk--Because it is non-diversified, a fund, other than the money market funds, may invest in securities of fewer issuers than if it were diversified. Thus, the value of a fund's shares may vary more widely, and the fund may be subject to greater market and credit risk, than if the fund invested more broadly.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar charts and tables shown below provide an indication of the risks of investing in each of the funds. A fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar charts show the performance of the funds' Class A shares. The bar charts do not reflect sales loads. If they did, the annual total returns shown would be lower.

BALANCED-RISK RETIREMENT NOW



                                                                          ANNUAL
                                                                          TOTAL
YEAR ENDED DECEMBER 31                                                   RETURNS
----------------------                                                   -------
2008..................................................................   -17.45%




---------------------

BALANCED-RISK RETIREMENT 2010



                                                                          ANNUAL
                                                                          TOTAL
YEAR ENDED DECEMBER 31                                                   RETURNS
----------------------                                                   -------
2008..................................................................   -19.11%




---------------------

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          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

PERFORMANCE INFORMATION (continued)
--------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2020



                                                                          ANNUAL
                                                                          TOTAL
YEAR ENDED DECEMBER 31                                                   RETURNS
----------------------                                                   -------
2008..................................................................   -27.53%




---------------------

BALANCED-RISK RETIREMENT 2030



                                                                          ANNUAL
                                                                          TOTAL
YEAR ENDED DECEMBER 31                                                   RETURNS
----------------------                                                   -------
2008..................................................................   -33.64%




---------------------

BALANCED-RISK RETIREMENT 2040



                                                                          ANNUAL
                                                                          TOTAL
YEAR ENDED DECEMBER 31                                                   RETURNS
----------------------                                                   -------
2008..................................................................   -36.00%




---------------------

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          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

PERFORMANCE INFORMATION (continued)
--------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2050



                                                                          ANNUAL
                                                                          TOTAL
YEAR ENDED DECEMBER 31                                                   RETURNS
----------------------                                                   -------
2008..................................................................   -37.51%




---------------------



    The Class A shares' year-to-date total return for each fund as of September 30, 2009 was as follows:

                                          YEAR-TO-DATE TOTAL RETURN
FUND                                         (SEPTEMBER 30, 2009)
----------------------------------------------------------------------
Balanced-Risk Retirement Now--Class A               13.92%

Balanced-Risk Retirement 2010--Class A              15.03%

Balanced-Risk Retirement 2020--Class A              21.79%

Balanced-Risk Retirement 2030--Class A              27.01%

Balanced-Risk Retirement 2040--Class A              28.57%

Balanced-Risk Retirement 2050--Class A              29.30%
----------------------------------------------------------------------




    During the periods shown in the bar charts, the highest quarterly returns and the lowest quarterly returns were as follows:

                                     HIGHEST QUARTERLY RETURN     LOWEST QUARTERLY RETURN
FUND                                      (QUARTER ENDED)             (QUARTER ENDED)
------------------------------------------------------------------------------------------------
Balanced-Risk Retirement               -0.52%   June 30, 2008    -8.89%   December 31, 2008
  Now--Class A
Balanced-Risk Retirement               -0.73%   June 30, 2008    -9.84%   December 31, 2008
  2010--Class A
Balanced-Risk Retirement               -1.28%   June 30, 2008   -15.38%   December 31, 2008
  2020--Class A
Balanced-Risk Retirement               -1.98%   June 30, 2008   -19.67%   December 31, 2008
  2030--Class A
Balanced-Risk Retirement               -2.68%   June 30, 2008   -21.26%   December 31, 2008
  2040--Class A
Balanced-Risk Retirement               -2.93%   June 30, 2008   -22.34%   December 31, 2008
  2050--Class A
------------------------------------------------------------------------------------------------


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          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
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PERFORMANCE INFORMATION (continued)
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PERFORMANCE TABLE
The following performance table compares each fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark, as applicable. Each fund's performance reflects payment of sales loads, if applicable. The benchmarks may not reflect payment of fees, expenses or taxes. The funds are not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the funds may deviate significantly from the performance of the benchmarks shown below.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                        SINCE       INCEPTION
(for the periods ended December 31, 2008)                                                 1 YEAR    INCEPTION(1)       DATE
--------------------------------------------------------------------------------------------------------------------------------
BALANCED-RISK RETIREMENT NOW --
Class A                                                                                                              01/31/07
  Return Before Taxes                                                                     (21.99)%     (10.57)%
  Return After Taxes on Distributions                                                     (23.52)      (12.35)
  Return After Taxes on Distributions and Sale of Fund Shares                             (14.04)       (9.72)
Class B                                                                                                              01/31/07
  Return Before Taxes                                                                     (21.93)      (10.30)
Class C                                                                                                              01/31/07
  Return Before Taxes                                                                     (18.93)       (8.63)
Class R                                                                                                              01/31/07
  Return Before Taxes                                                                     (17.66)       (8.14)
Class Y(2)                                                                                                           01/31/07(2)
  Return Before Taxes                                                                     (17.39)       (7.87)
--------------------------------------------------------------------------------------------------------------------------------
60% S&P 500--Registered Trademark-- Index/40% Barclays Capital U.S. Aggregate Index(3)    (22.04)       (9.80)       01/31/07
S&P 500--Registered Trademark-- Index(4)                                                  (36.99)      (19.82)       01/31/07
Custom Independence Now Index(5,6)                                                        (13.84)       (4.71)       01/31/07
Custom Balanced-Risk Retirement Now Index(5,7)                                                --           --
Lipper Mixed-Asset Target Allocation Conservative Funds Index(5,8)                        (16.20)       (6.44)       01/31/07
--------------------------------------------------------------------------------------------------------------------------------
BALANCED-RISK RETIREMENT 2010 --
Class A                                                                                                              01/31/07
  Return Before Taxes                                                                     (23.54)      (11.43)
  Return After Taxes on Distributions                                                     (24.67)      (12.65)
  Return After Taxes on Distributions and Sale of Fund Shares                             (15.16)      (10.23)
Class B                                                                                                              01/31/07
  Return Before Taxes                                                                     (23.52)      (11.23)
Class C                                                                                                              01/31/07
  Return Before Taxes                                                                     (20.41)       (9.39)
Class R                                                                                                              01/31/07
  Return Before Taxes                                                                     (19.20)       (8.96)
Class Y(2)                                                                                                           01/31/07(2)
  Return Before Taxes                                                                     (18.96)       (8.70)
--------------------------------------------------------------------------------------------------------------------------------
60% S&P 500--Registered Trademark-- Index/40% Barclays Capital U.S. Aggregate Index(3)    (22.04)       (9.80)       01/31/07
S&P 500--Registered Trademark-- Index(4)                                                  (36.99)      (19.82)       01/31/07
Custom Independence 2010 Index(6,9)                                                       (15.68)       (5.76)       01/31/07
Custom Balanced-Risk Retirement 2010 Index(7,9)                                               --           --
Lipper Mixed-Asset Target 2010 Funds Index(9,10)                                          (22.20)       (9.96)       01/31/07
--------------------------------------------------------------------------------------------------------------------------------

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          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

PERFORMANCE INFORMATION (continued)
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                        SINCE       INCEPTION
(for the periods ended December 31, 2008)                                                 1 YEAR    INCEPTION(1)       DATE
--------------------------------------------------------------------------------------------------------------------------------
BALANCED-RISK RETIREMENT 2020 --
Class A                                                                                                              01/31/07
  Return Before Taxes                                                                     (31.51)      (16.91)
  Return After Taxes on Distributions                                                     (32.29)      (17.78)
  Return After Taxes on Distributions and Sale of Fund Shares                             (20.31)      (14.54)
Class B                                                                                                              01/31/07
  Return Before Taxes                                                                     (31.49)      (16.72)
Class C                                                                                                              01/31/07
  Return Before Taxes                                                                     (28.91)      (15.16)
Class R                                                                                                              01/31/07
  Return Before Taxes                                                                     (27.72)      (14.63)
Class Y(2)                                                                                                           01/31/07(2)
  Return Before Taxes                                                                     (27.49)      (14.40)
--------------------------------------------------------------------------------------------------------------------------------
60% S&P 500--Registered Trademark-- Index/40% Barclays Capital U.S. Aggregate Index(3)    (22.04)       (9.80)       01/31/07
S&P 500--Registered Trademark-- Index(4)                                                  (36.99)      (19.82)       01/31/07
Custom Independence 2020 Index(6,11)                                                      (23.59)      (10.73)       01/31/07
Custom Balanced-Risk Retirement 2020 Index(7,11)                                              --           --
Lipper Mixed-Asset Target 2020 Funds Index(11,12)                                         (29.05)      (14.23)       01/31/07
--------------------------------------------------------------------------------------------------------------------------------
BALANCED-RISK RETIREMENT 2030 --
Class A                                                                                                              01/31/07
  Return Before Taxes                                                                     (37.32)      (20.80)
  Return After Taxes on Distributions                                                     (37.87)      (21.56)
  Return After Taxes on Distributions and Sale of Fund Shares                             (24.04)      (17.63)
Class B                                                                                                              01/31/07
  Return Before Taxes                                                                     (37.37)      (20.63)
Class C                                                                                                              01/31/07
  Return Before Taxes                                                                     (34.81)      (19.02)
Class R                                                                                                              01/31/07
  Return Before Taxes                                                                     (33.92)      (18.71)
Class Y(2)                                                                                                           01/31/07(2)
  Return Before Taxes                                                                     (33.60)      (18.41)
--------------------------------------------------------------------------------------------------------------------------------
60% S&P 500--Registered Trademark-- Index/40% Barclays Capital U.S. Aggregate Index(3)    (22.04)       (9.80)       01/31/07
S&P 500--Registered Trademark-- Index(4)                                                  (36.99)      (19.82)       01/31/07
Custom Independence 2030 Index(6,13)                                                      (31.29)      (15.74)       01/31/07
Custom Balanced-Risk Retirement 2030 Index(7,13)                                              --           --
Lipper Mixed-Asset Target 2030 Funds Index(13,14)                                         (35.76)      (18.32)       01/31/07
--------------------------------------------------------------------------------------------------------------------------------
BALANCED-RISK RETIREMENT 2040 --
Class A                                                                                                              01/31/07
  Return Before Taxes                                                                     (39.50)      (22.36)
  Return After Taxes on Distributions                                                     (39.96)      (23.08)
  Return After Taxes on Distributions and Sale of Fund Shares                             (25.47)      (18.86)
Class B                                                                                                              01/31/07
  Return Before Taxes                                                                     (39.62)      (22.24)
Class C                                                                                                              01/31/07
  Return Before Taxes                                                                     (37.15)      (20.66)
Class R                                                                                                              01/31/07
  Return Before Taxes                                                                     (36.27)      (20.31)
Class Y(2)                                                                                                           01/31/07(2)
  Return Before Taxes                                                                     (35.96)      (20.02)
--------------------------------------------------------------------------------------------------------------------------------

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

PERFORMANCE INFORMATION (continued)
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                        SINCE       INCEPTION
(for the periods ended December 31, 2008)                                                 1 YEAR    INCEPTION(1)       DATE
--------------------------------------------------------------------------------------------------------------------------------
60% S&P 500--Registered Trademark-- Index/40% Barclays Capital U.S. Aggregate Index(3)    (22.04)       (9.80)       01/31/07
S&P 500--Registered Trademark-- Index(4)                                                  (36.99)      (19.82)       01/31/07
Custom Independence 2040 Index(6,15)                                                      (34.79)      (18.10)       01/31/07
Custom Balanced-Risk Retirement 2040 Index(7,15)                                              --           --
Lipper Mixed-Asset Target 2040 Funds Index(15,16)                                         (37.36)      (20.04)       01/31/07
--------------------------------------------------------------------------------------------------------------------------------
BALANCED-RISK RETIREMENT 2050 --
Class A                                                                                                              01/31/07
  Return Before Taxes                                                                     (40.95)      (23.42)
  Return After Taxes on Distributions                                                     (41.46)      (24.20)
  Return After Taxes on Distributions and Sale of Fund Shares                             (26.32)      (19.72)
Class B                                                                                                              01/31/07
  Return Before Taxes                                                                     (41.03)      (23.32)
Class C                                                                                                              01/31/07
  Return Before Taxes                                                                     (38.59)      (21.72)
Class R                                                                                                              01/31/07
  Return Before Taxes                                                                     (37.78)      (21.42)
Class Y(2)                                                                                                           01/31/07(2)
  Return Before Taxes                                                                     (37.46)      (21.10)
--------------------------------------------------------------------------------------------------------------------------------
60% S&P 500--Registered Trademark-- Index/40% Barclays Capital U.S. Aggregate Index(3)    (22.04)       (9.80)       01/31/07
S&P 500--Registered Trademark-- Index(4)                                                  (36.99)      (19.82)       01/31/07
Custom Independence 2050 Index(6,17)                                                      (37.27)      (19.81)       01/31/07
Custom Balanced-Risk Retirement 2050 Index(7,17)                                              --           --
Lipper Mixed-Asset Target 2050+ Funds Category Average(17,18)                             (38.93)      (21.51)       01/31/07
--------------------------------------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C, R and Y shares will vary.

 (1) Since inception performance is only provided for a class with less than ten calendar years of performance.

 (2) The returns shown for these periods are the returns of the actual performance of the fund's Class Y shares since inception blended with the historical performance of the fund's Class A shares at net asset value which reflects the Rule 12b-1 fee as well as any fee waivers or expense reimbursements applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class Y shares is October 3, 2008.

 (3) Effective November 4, 2009, in connection with the fund's objective, strategy and management changes, the fund has elected to use a 60%/40% combination of the Standard & Poor's 500 Index and Barclays Capital U.S. Aggregate Index as its broad-based benchmark. The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The Barclays Capital U.S. Aggregate Index covers U.S. investment-grade fixed-rate bonds with components for government and corporate securities, mortgage pass-throughs, and asset-backed securities.

 (4) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry.

 (5) Effective November 4, 2009, in connection with the fund's objective, strategy and management changes, the advisor has changed the name and the composition of Custom Independence Now Index, the fund's previous style-specific benchmark, to the Custom Balanced-Risk Retirement Now Index, in order to better reflect the investments of the fund. In addition, the Lipper Mixed-Asset Target Allocation Conservative Funds Index (which may or may not include the fund) is included for comparison to a peer group.

 (6) The Custom Independence Indexes, created by Invesco Aim to serve as benchmarks for the Independence Funds, are composed of the following indexes: Russell 3000, Morgan Stanley Capital International Europe, Australasia and Far East, FTSE National Association of Real Estate Investment Trusts Equity Real Estate Investment Trusts, Barclays Capital U.S. Universal and the three-month U.S. Treasury bill. The composition of the indexes may change from time to time based upon the target asset allocation of the funds. Therefore, the current composition of the indexes does not reflect their historical composition. The Russell 3000--Registered Trademark-- Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell--Registered Trademark-- is a trademark of the Frank Russell Co. The MSCI EAFE--Registered Trademark-- Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs. The Barclays Capital U.S. Universal Index is composed of the following Barclays Capital indexes: U.S. Aggregate Index, U.S. High-Yield Corporate, 144A, Eurodollar, Emerging Markets and the non-ERISA portion of CMBS. The three-month U.S. Treasury bill index is compiled by Lipper and is derived from secondary market interest rates published by the Federal Reserve Bank. Effective November 3, 2008, Lehman Brothers indexes were rebranded as Barclays Capital indexes.

 (7) The Custom Balanced-Risk Retirement Indexes are created by Invesco Aim to serve as a benchmark for Balanced-Risk Retirement Funds. From the inception of the funds to November 4, 2009, the indexes were composed of the corresponding Custom Independence Index. Since November 4, 2009, the indexes are composed of the Morgan Stanley Capital International World Index, JPM Global Government Bonds Index and the three-month U.S. Treasury bill. The composition of the indexes may change from time to time based upon the target asset allocation of the funds. Therefore, the current composition of the indexes does not reflect their historical composition and will likely be altered in the future to better reflect the objective of the funds. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

     PERFORMANCE INFORMATION (continued)
     -



     equity performance. The JP Morgan Global Government Bonds Index is a market capitalization weighted index that tracks government bond securities of developed markets. The three-month U.S. Treasury bill index is compiled by Lipper and is derived from secondary market interest rates published by the Federal Reserve Bank.

 (8) The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category. These funds, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

 (9) Effective November 4, 2009, in connection with the fund's objective, strategy and management changes, the advisor has changed the name and the composition of Custom Independence 2010 Index, the fund's previous style-specific benchmark, to the Custom Balanced-Risk Retirement 2010 Index, in order to better reflect the investments of the fund. In addition, the Lipper Mixed-Asset Target 2010 Funds Index (which may or may not include the fund) is included for comparison to a peer group.

(10) The Lipper Mixed-Asset Target 2010 Funds Index is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target Allocation 2010 Funds category. These funds seek to maximize assets for retirement or other purposes with an expected time horizon not to exceed the year 2010.

(11) Effective November 4, 2009, in connection with the fund's objective, strategy and management changes, the advisor has changed the name and the composition of Custom Independence 2020 Index, the fund's previous style-specific benchmark, to the Custom Balanced-Risk Retirement 2020 Index, in order to better reflect the investments of the fund. In addition, the Lipper Mixed-Asset Target 2020 Funds Index (which may or may not include the fund) is included for comparison to a peer group.

(12) The Lipper Mixed-Asset Target 2020 Funds Index is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target Allocation 2020 Funds category. These funds seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016, to December 31, 2020.

(13) Effective November 4, 2009, in connection with the fund's objective, strategy and management changes, the advisor has changed the name and the composition of Custom Independence 2030 Index, the fund's previous style-specific benchmark, to the Custom Balanced-Risk Retirement 2030 Index, in order to better reflect the investments of the fund. In addition, the Lipper Mixed-Asset Target 2030 Funds Index (which may or may not include the fund) is included for comparison to a peer group.

(14) The Lipper Mixed-Asset Target 2030 Funds Index is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target Allocation 2030 Funds category. These funds seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026, to December 31, 2030.

(15) Effective November 4, 2009, in connection with the fund's objective, strategy and management changes, the advisor has changed the name and the composition of Custom Independence 2040 Index, the fund's previous style-specific benchmark, to the Custom Balanced-Risk Retirement 2040 Index, in order to better reflect the investments of the fund. In addition, the Lipper Mixed-Asset Target 2040 Funds Index (which may or may not include the fund) is included for comparison to a peer group.

(16) The Lipper Mixed-Asset Target 2040 Funds Index is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target 2040 Funds category. The funds seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036, to December 31, 2040.

(17) Effective November 4, 2009, in connection with the fund's objective, strategy and management changes, the advisor has changed the name and the composition of Custom Independence 2050 Index, the fund's previous style-specific benchmark, to the Custom Balanced-Risk Retirement 2050 Index, in order to better reflect the investments of the fund. In addition, the Lipper Mixed-Asset Target 2050+ Funds Category Average (which may or may not include the fund) is included for comparison to a peer group.

(18) The Lipper Mixed-Asset Target 2050+ Funds Category Average represents an average of all of the funds in the Lipper Mixed-Asset Target 2050+ Funds category. These funds seek to maximize assets for retirement or other purposes with an expected time horizon exceeding the year 2045. For those funds where the new Lipper index has less than a 5-year history, the category average will be used until the Lipper index has sufficient history.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the funds:


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)             CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as
a percentage of offering price)                         5.50%       None        None        None        None

Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or redemption
proceeds, whichever is less)                            None(1)     5.00%       1.00%       None(1)     None
----------------------------------------------------------------------------------------------------------------



(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)."

ANNUAL FUND OPERATING EXPENSES(1)--BALANCED-RISK RETIREMENT NOW
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from fund assets)         CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y(2)
-------------------------------------------------------------------------------------------------------------------
Management Fees(3)                                      None        None        None        None          None

Distribution and/or Service (12b-1) Fees                0.25%       1.00%       1.00%       0.50%         None

Other Expenses                                         11.63       11.63       11.63       11.63         11.63

Acquired Fund Fees and Expenses(4)                      0.56        0.56        0.56        0.56          0.56

Total Annual Fund Operating Expenses                   12.44       13.19       13.19       12.69         12.19

Fee Waiver(5)                                          11.63       11.63       11.63       11.63         11.63

Net Annual Fund Operating Expenses                      0.81        1.56        1.56        1.06          0.56
-------------------------------------------------------------------------------------------------------------------



(1) There is no guarantee that actual expenses will be the same as those shown in the table.
(2) Total Annual Fund Operating Expenses for Class Y shares are based on estimated amounts for the current fiscal year.
(3) The Fund does not pay a management fee directly, however, the advisor receives a fee indirectly as a result of the funds' investments in underlying funds also advised by Invesco Aim. See Acquired Fund Fees and Expenses below.
(4) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly, but are fees and expenses, including management fees, of the investment companies in which the fund invests. As a result, the Net Annual Fund Operating Expenses will exceed the expense limits below. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.
(5) Effective November 4, 2009, the fund's advisor has contractually agreed, through at least November 4, 2010, to reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Class Y shares to 0.25%, 1.00%, 1.00%, 0.50% and 0.00% of average daily net assets, respectively. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund. Fee waivers have been restated to reflect this agreement.

ANNUAL FUND OPERATING EXPENSES(1)--BALANCED-RISK RETIREMENT 2010
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from fund assets)         CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y(2)
-------------------------------------------------------------------------------------------------------------------
Management Fees(3)                                      None        None        None        None         None

Distribution and/or Service (12b-1) Fees                0.25%       1.00%       1.00%       0.50%        None

Other Expenses                                          5.21        5.21        5.21        5.21         5.21

Acquired Fund Fees and Expenses(4)                      0.56        0.56        0.56        0.56         0.56

Total Annual Fund Operating Expenses                    6.02        6.77        6.77        6.27         5.77

Fee Waiver(5)                                           5.21        5.21        5.21        5.21         5.21

Net Annual Fund Operating Expenses                      0.81        1.56        1.56        1.06         0.56
-------------------------------------------------------------------------------------------------------------------



(1) There is no guarantee that actual expenses will be the same as those shown in the table.
(2) Total Annual Fund Operating Expenses for Class Y shares are based on estimated amounts for the current fiscal year.
(3) The Fund does not pay a management fee directly, however, the advisor receives a fee indirectly as a result of the funds' investments in underlying funds also advised by Invesco Aim. See Acquired Fund Fees and Expenses below.
(4) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly, but are fees and expenses, including management fees, of the investment companies in which the fund invests. As a result, the Net Annual Fund Operating Expenses will exceed the expense limits below. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------


(5) Effective November 4, 2009, the fund's advisor has contractually agreed, through at least November 4, 2010, to reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Class Y shares to 0.25%, 1.00%, 1.00%, 0.50% and 0.00% of average daily net assets, respectively. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund. Fee waivers have been restated to reflect this agreement.

ANNUAL FUND OPERATING EXPENSES(1)--BALANCED-RISK RETIREMENT 2020
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from fund assets)         CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y(2)
-------------------------------------------------------------------------------------------------------------------
Management Fees(3)                                      None        None        None        None         None

Distribution and/or Service (12b-1) Fees                0.25%       1.00%       1.00%       0.50%        None

Other Expenses                                          3.23        3.23        3.23        3.23         3.23

Acquired Fund Fees and Expenses(4)                      0.79        0.79        0.79        0.79         0.79

Total Annual Fund Operating Expenses                    4.27        5.02        5.02        4.52         4.02

Fee Waiver(5)                                           3.22        3.22        3.22        3.22         3.22

Net Annual Fund Operating Expenses                      1.05        1.80        1.80        1.30         0.80
-------------------------------------------------------------------------------------------------------------------



(1) There is no guarantee that actual expenses will be the same as those shown in the table.
(2) Total Annual Fund Operating Expenses for Class Y shares are based on estimated amounts for the current fiscal year.
(3) The Fund does not pay a management fee directly, however, the advisor receives a fee indirectly as a result of the funds' investments in underlying funds also advised by Invesco Aim. See Acquired Fund Fees and Expenses below.
(4) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly, but are fees and expenses, including management fees, of the investment companies in which the fund invests. As a result, the Net Annual Fund Operating Expenses will exceed the expense limits below. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.
(5) Effective November 4, 2009, the fund's advisor has contractually agreed, through at least November 4, 2010, to reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Class Y shares to 0.25%, 1.00%, 1.00%, 0.50% and 0.00% of average daily net assets, respectively. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund. Fee waivers have been restated to reflect this agreement.

ANNUAL FUND OPERATING EXPENSES(1)--BALANCED-RISK RETIREMENT 2030
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from fund assets)         CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y(2)
-------------------------------------------------------------------------------------------------------------------
Management Fees(3)                                      None        None        None        None         None

Distribution and/or Service (12b-1) Fees                0.25%       1.00%       1.00%       0.50%        None

Other Expenses                                          3.82        3.82        3.82        3.82         3.82

Acquired Fund Fees and Expenses(4)                      0.79        0.79        0.79        0.79         0.79

Total Annual Fund Operating Expenses                    4.86        5.61        5.61        5.11         4.61

Fee Waiver(5)                                           3.81        3.81        3.81        3.81         3.81

Net Annual Fund Operating Expenses                      1.05        1.80        1.80        1.30         0.80
-------------------------------------------------------------------------------------------------------------------



(1) There is no guarantee that actual expenses will be the same as those shown in the table.
(2) Total Annual Fund Operating Expenses for Class Y shares are based on estimated amounts for the current fiscal year.
(3) The Fund does not pay a management fee directly, however, the advisor receives a fee indirectly as a result of the funds' investments in underlying funds also advised by Invesco Aim. See Acquired Fund Fees and Expenses below.
(4) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly, but are fees and expenses, including management fees, of the investment companies in which the fund invests. As a result, the Net Annual Fund Operating Expenses will exceed the expense limits below. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.
(5) Effective November 4, 2009, the fund's advisor has contractually agreed, through at least November 4, 2010, to reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Class Y shares to 0.25%, 1.00%, 1.00%, 0.50% and 0.00% of average daily net assets, respectively. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

    FEE TABLE AND EXPENSE EXAMPLE (continued)
    ---------------------------------------------------------------------------


    transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund. Fee waivers have been restated to reflect this agreement.

ANNUAL FUND OPERATING EXPENSES(1)--BALANCED-RISK RETIREMENT 2040
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from fund assets)         CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y(2)
-------------------------------------------------------------------------------------------------------------------
Management Fees(3)                                      None        None        None        None         None

Distribution and/or Service (12b-1) Fees                0.25%       1.00%       1.00%       0.50%        None

Other Expenses                                          8.38        8.38        8.38        8.38         8.38

Acquired Fund Fees and Expenses(4)                      0.79        0.79        0.79        0.79         0.79

Total Annual Fund Operating Expenses                    9.42       10.17       10.17        9.67         9.17

Fee Waiver(5)                                           8.36        8.36        8.36        8.36         8.36

Net Annual Fund Operating Expenses                      1.06        1.81        1.81        1.31         0.81
-------------------------------------------------------------------------------------------------------------------



(1) There is no guarantee that actual expenses will be the same as those shown in the table.
(2) Total Annual Fund Operating Expenses for Class Y shares are based on estimated amounts for the current fiscal year.
(3) The Fund does not pay a management fee directly, however, the advisor receives a fee indirectly as a result of the funds' investments in underlying funds also advised by Invesco Aim. See Acquired Fund Fees and Expenses below.
(4) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly, but are fees and expenses, including management fees, of the investment companies in which the fund invests. As a result, the Net Annual Fund Operating Expenses will exceed the expense limits below. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.
(5) Effective November 4, 2009, the fund's advisor has contractually agreed, through at least November 4, 2010, to reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Class Y shares to 0.25%, 1.00%, 1.00%, 0.50% and 0.00% of average daily net assets, respectively. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund. Fee waivers have been restated to reflect this agreement.

ANNUAL FUND OPERATING EXPENSES(1)--BALANCED-RISK RETIREMENT 2050
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from fund assets)         CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y(2)
-------------------------------------------------------------------------------------------------------------------
Management Fees(3)                                      None        None        None        None          None

Distribution and/or Service (12b-1) Fees                0.25%       1.00%       1.00%       0.50%         None

Other Expenses                                         10.85       10.85       10.85       10.85         10.85

Acquired Fund Fees and Expenses(4)                      0.79        0.79        0.79        0.79          0.79

Total Annual Fund Operating Expenses                   11.89       12.64       12.64       12.14         11.64

Fee Waiver(5)                                          10.82       10.82       10.82       10.82         10.82

Net Annual Fund Operating Expenses                      1.07        1.82        1.82        1.32          0.82
-------------------------------------------------------------------------------------------------------------------



(1) There is no guarantee that actual expenses will be the same as those shown in the table.

(2) Total Annual Fund Operating Expenses for Class Y shares are based on estimated amounts for the current fiscal year.
(3) The Fund does not pay a management fee directly, however, the advisor receives a fee indirectly as a result of the funds' investments in underlying funds also advised by Invesco Aim. See Acquired Fund Fees and Expenses below.
(4) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly, but are fees and expenses, including management fees, of the investment companies in which the fund invests. As a result, the Net Annual Fund Operating Expenses will exceed the expense limits below. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.
(5) Effective November 4, 2009, the fund's advisor has contractually agreed, through at least November 4, 2010, to reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Class Y shares to 0.25%, 1.00%, 1.00%, 0.50% and 0.00% of average daily net assets, respectively. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund. Fee waivers have been restated to reflect this agreement.


    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------



EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds.

    The expense example assumes you:
    (i)    invest $10,000 in the fund for the time periods indicated;
    (ii)   redeem all of your shares at the end of the periods indicated;
    (iii) earn a 5% return on your investment before operating expenses each year;
    (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements and includes the estimated indirect expenses of the underlying funds); and
    (v) incur applicable initial sales charges (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

    Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

BALANCED-RISK RETIREMENT NOW    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------
Class A                          $628      $2,899     $4,844     $8,575
Class B                           659       2,969      4,984      8,663(1)
Class C                           259       2,669      4,784      8,731
Class R                           108       2,547      4,625      8,574
Class Y                            57       2,424      4,462      8,406
---------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2010    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------
Class A                           $628      $1,802     $2,951     $5,724
Class B                            659       1,835      3,062      5,855(1)
Class C                            259       1,535      2,862      5,981
Class R                            108       1,395      2,649      5,649
Class Y                             57       1,253      2,431      5,296
----------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2020    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------
Class A                           $651      $1,496     $2,354     $4,553
Class B                            683       1,519      2,454      4,693(1)
Class C                            283       1,219      2,254      4,841
Class R                            132       1,074      2,025      4,443
Class Y                             82         928      1,790      4,022
----------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2030    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------
Class A                           $651      $1,607     $2,566     $4,975
Class B                            683       1,634      2,671      5,112(1)
Class C                            283       1,334      2,471      5,253
Class R                            132       1,191      2,247      4,878
Class Y                             82       1,046      2,018      4,482
----------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2040    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------
Class A                           $652      $2,422     $4,038     $7,495
Class B                            684       2,476      4,167      7,603(1)
Class C                            284       2,176      3,967      7,695
Class R                            133       2,046      3,785      7,468
Class Y                             83       1,915      3,597      7,226
----------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2050    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------
Class A                           $653      $2,830     $4,718     $8,410
Class B                            685       2,898      4,856      8,502(1)
Class C                            285       2,598      4,656      8,574
Class R                            134       2,475      4,494      8,406
Class Y                             84       2,351      4,327      8,226
----------------------------------------------------------------------------


          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------



    You would pay the following expenses if you did not redeem your shares:

BALANCED-RISK RETIREMENT NOW    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------
Class A                          $628      $2,899     $4,844     $8,575
Class B                           159       2,669      4,784      8,663(1)
Class C                           159       2,669      4,784      8,731
Class R                           108       2,547      4,625      8,574
Class Y                            57       2,424      4,462      8,406
---------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2010    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------
Class A                           $628      $1,802     $2,951     $5,724
Class B                            159       1,535      2,862      5,855(1)
Class C                            159       1,535      2,862      5,981
Class R                            108       1,395      2,649      5,649
Class Y                             57       1,253      2,431      5,296
----------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2020    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------
Class A                           $651      $1,496     $2,354     $4,553
Class B                            183       1,219      2,254      4,693(1)
Class C                            183       1,219      2,254      4,841
Class R                            132       1,074      2,025      4,443
Class Y                             82         928      1,790      4,022
----------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2030    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------
Class A                           $651      $1,607     $2,566     $4,975
Class B                            183       1,334      2,471      5,112(1)
Class C                            183       1,334      2,471      5,253
Class R                            132       1,191      2,247      4,878
Class Y                             82       1,046      2,018      4,482
----------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2040    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------
Class A                           $652      $2,422     $4,038     $7,495
Class B                            184       2,176      3,967      7,603(1)
Class C                            184       2,176      3,967      7,695
Class R                            133       2,046      3,785      7,468
Class Y                             83       1,915      3,597      7,226
----------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2050    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------
Class A                           $653      $2,830     $4,718     $8,410
Class B                            185       2,598      4,656      8,502(1)
Class C                            185       2,598      4,656      8,574
Class R                            134       2,475      4,494      8,406
Class Y                             84       2,351      4,327      8,226
----------------------------------------------------------------------------



(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

In connection with the final settlement reached between Invesco Aim Advisors, Inc. and certain of its affiliates with certain regulators, including the New York Attorney General's Office, the Securities and Exchange Commission (SEC) and the Colorado Attorney General's Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco Aim Advisors, Inc. and certain of its affiliates, Invesco Aim Advisors, Inc. and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:
  - You invest $10,000 in a fund and hold it for the entire 10-year period;
  - Your investment has a 5% return before expenses each year;
  - Each fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed and includes the estimated indirect expenses of the underlying funds;
  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and
  - There is no sales charge on reinvested dividends.

    There is no assurance that the annual expense ratio will be the expense ratio for the funds' classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

BALANCED-RISK RETIREMENT NOW--CLASS A
(INCLUDES MAXIMUM SALES CHARGE)             YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
---------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                       0.81%      12.44%      12.44%      12.44%      12.44%
Cumulative Return Before Expenses             5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses             (1.54%)     (8.87%)    (15.65%)    (21.92%)    (27.73%)
End of Year Balance                       $9,845.96   $9,113.42   $8,435.38   $7,807.79   $7,226.89
Estimated Annual Expenses                 $  628.15   $1,179.27   $1,091.53   $1,010.32   $  935.16
---------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT NOW--CLASS A
(INCLUDES MAXIMUM SALES CHARGE)             YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                      12.44%      12.44%      12.44%      12.44%      12.44%
Cumulative Return Before Expenses            34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses            (33.11%)    (38.08%)    (42.69%)    (46.95%)    (50.90%)
End of Year Balance                       $6,689.21   $6,191.53   $5,730.88   $5,304.50   $4,909.85
Estimated Annual Expenses                 $  865.58   $  801.18   $  741.57   $  686.40   $  635.33
------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT NOW--CLASS A
(WITHOUT MAXIMUM SALES CHARGE)              YEAR 1       YEAR 2      YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        0.81%      12.44%      12.44%      12.44%      12.44%
Cumulative Return Before Expenses              5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses               4.19%      (3.56%)    (10.74%)    (17.38%)    (23.53%)
End of Year Balance                       $10,419.00   $9,643.83   $8,926.33   $8,262.21   $7,647.50
Estimated Annual Expenses                 $    82.70   $1,247.91   $1,155.06   $1,069.13   $  989.58
----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT NOW--CLASS A
(WITHOUT MAXIMUM SALES CHARGE)              YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                      12.44%      12.44%      12.44%      12.44%      12.44%
Cumulative Return Before Expenses            34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses            (29.21%)    (34.48%)    (39.36%)    (43.87%)    (48.04%)
End of Year Balance                       $7,078.52   $6,551.88   $6,064.42   $5,613.23   $5,195.61
Estimated Annual Expenses                 $  915.96   $  847.81   $  784.73   $  726.35   $  672.31
------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT NOW--CLASS B(2)    YEAR 1       YEAR 2      YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        1.56%      13.19%      13.19%      13.19%      13.19%
Cumulative Return Before Expenses              5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses               3.44%      (5.03%)    (12.81%)    (19.95%)    (26.51%)
End of Year Balance                       $10,344.00   $9,496.83   $8,719.04   $8,004.95   $7,349.34
Estimated Annual Expenses                 $   158.68   $1,308.50   $1,201.34   $1,102.95   $1,012.62
----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT NOW--CLASS B(2)    YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                      13.19%      13.19%      13.19%      12.44%      12.44%
Cumulative Return Before Expenses            34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses            (32.53%)    (38.05%)    (43.13%)    (47.36%)    (51.27%)
End of Year Balance                       $6,747.43   $6,194.82   $5,687.46   $5,264.31   $4,872.65
Estimated Annual Expenses                 $  929.68   $  853.54   $  783.64   $  681.20   $  630.52
------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT NOW--CLASS C(2)    YEAR 1       YEAR 2      YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        1.56%      13.19%      13.19%      13.19%      13.19%
Cumulative Return Before Expenses              5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses               3.44%      (5.03%)    (12.81%)    (19.95%)    (26.51%)
End of Year Balance                       $10,344.00   $9,496.83   $8,719.04   $8,004.95   $7,349.34
Estimated Annual Expenses                 $   158.68   $1,308.50   $1,201.34   $1,102.95   $1,012.62
----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT NOW--CLASS C(2)    YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                      13.19%      13.19%      13.19%      13.19%      13.19%
Cumulative Return Before Expenses            34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses            (32.53%)    (38.05%)    (43.13%)    (47.78%)    (52.06%)
End of Year Balance                       $6,747.43   $6,194.82   $5,687.46   $5,221.66   $4,794.00
Estimated Annual Expenses                 $  929.68   $  853.54   $  783.64   $  719.46   $  660.53
------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT NOW--CLASS R       YEAR 1       YEAR 2      YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        1.06%      12.69%      12.69%      12.69%      12.69%
Cumulative Return Before Expenses              5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses               3.94%      (4.05%)    (11.43%)    (18.24%)    (24.53%)
End of Year Balance                       $10,394.00   $9,594.70   $8,856.87   $8,175.78   $7,547.06
Estimated Annual Expenses                 $   108.09   $1,268.28   $1,170.75   $1,080.72   $  997.61
----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT NOW--CLASS R       YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                      12.69%      12.69%      12.69%      12.69%      12.69%
Cumulative Return Before Expenses            34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses            (30.33%)    (35.69%)    (40.64%)    (45.20%)    (49.42%)
End of Year Balance                       $6,966.69   $6,430.95   $5,936.41   $5,479.90   $5,058.50
Estimated Annual Expenses                 $  920.90   $  850.08   $  784.71   $  724.37   $  668.66
------------------------------------------------------------------------------------------------------



(1) Your actual expenses may be higher or lower than those shown.
(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION (continued)
-------------------------------------------------------------------------------



BALANCED-RISK RETIREMENT NOW--CLASS Y       YEAR 1       YEAR 2      YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        0.56%      12.19%      12.19%      12.19%      12.19%
Cumulative Return Before Expenses              5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses               4.44%      (3.07%)    (10.04%)    (16.51%)    (22.51%)
End of Year Balance                       $10,444.00   $9,693.08   $8,996.14   $8,349.32   $7,749.01
Estimated Annual Expenses                 $    57.24   $1,227.35   $1,139.11   $1,057.21   $  981.19
----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT NOW--CLASS Y       YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                      12.19%      12.19%      12.19%      12.19%      12.19%
Cumulative Return Before Expenses            34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses            (28.08%)    (33.25%)    (38.05%)    (42.51%)    (46.64%)
End of Year Balance                       $7,191.85   $6,674.76   $6,194.84   $5,749.43   $5,336.05
Estimated Annual Expenses                 $  910.65   $  845.17   $  784.40   $  728.00   $  675.66
------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2010--CLASS A
(INCLUDES MAXIMUM SALES CHARGE)             YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
---------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                       0.81%       6.02%       6.02%       6.02%       6.02%
Cumulative Return Before Expenses             5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses             (1.54%)     (2.54%)     (3.54%)     (4.52%)     (5.50%)
End of Year Balance                       $9,845.96   $9,745.53   $9,646.12   $9,547.73   $9,450.34
Estimated Annual Expenses                 $  628.15   $  589.70   $  583.69   $  577.73   $  571.84
---------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2010--CLASS A
(INCLUDES MAXIMUM SALES CHARGE)             YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                       6.02%       6.02%       6.02%       6.02%       6.02%
Cumulative Return Before Expenses            34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses             (6.46%)     (7.41%)     (8.36%)     (9.29%)    (10.22%)
End of Year Balance                       $9,353.95   $9,258.54   $9,164.10   $9,070.63   $8,978.11
Estimated Annual Expenses                 $  566.01   $  560.24   $  554.52   $  548.87   $  543.27
------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2010--CLASS A
(WITHOUT MAXIMUM SALES CHARGE)              YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        0.81%       6.02%       6.02%       6.02%       6.02%
Cumulative Return Before Expenses              5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses               4.19%       3.13%       2.08%       1.03%       0.00%
End of Year Balance                       $10,419.00  $10,312.73  $10,207.54  $10,103.42  $10,000.36
Estimated Annual Expenses                 $    82.70  $   624.02  $   617.66  $   611.36  $   605.12
----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2010--CLASS A
(WITHOUT MAXIMUM SALES CHARGE)              YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                       6.02%       6.02%       6.02%       6.02%       6.02%
Cumulative Return Before Expenses            34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses             (1.02%)     (2.03%)     (3.03%)     (4.01%)     (4.99%)
End of Year Balance                       $9,898.36   $9,797.40   $9,697.46   $9,598.55   $9,500.64
Estimated Annual Expenses                 $  598.95   $  592.84   $  586.80   $  580.81   $  574.89
------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2010--CLASS
B(2)                                        YEAR 1      YEAR 2       YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        1.56%       6.77%       6.77%       6.77%       6.77%
Cumulative Return Before Expenses              5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses               3.44%       1.61%      (0.19%)     (1.96%)     (3.69%)
End of Year Balance                       $10,344.00  $10,160.91   $9,981.06   $9,804.40   $9,630.86
Estimated Annual Expenses                 $   158.68  $   694.09   $  681.81   $  669.74   $  657.88
----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2010--CLASS
B(2)                                        YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                       6.77%       6.77%       6.77%       6.02%       6.02%
Cumulative Return Before Expenses            34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses             (5.40%)     (7.07%)     (8.72%)     (9.65%)    (10.57%)
End of Year Balance                       $9,460.39   $9,292.95   $9,128.46   $9,035.35   $8,943.19
Estimated Annual Expenses                 $  646.24   $  634.80   $  623.56   $  546.73   $  541.15
------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2010--CLASS
C(2)                                        YEAR 1      YEAR 2       YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        1.56%       6.77%       6.77%       6.77%       6.77%
Cumulative Return Before Expenses              5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses               3.44%       1.61%      (0.19%)     (1.96%)     (3.69%)
End of Year Balance                       $10,344.00  $10,160.91   $9,981.06   $9,804.40   $9,630.86
Estimated Annual Expenses                 $   158.68  $   694.09   $  681.81   $  669.74   $  657.88
----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2010--CLASS
C(2)                                        YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                       6.77%       6.77%       6.77%       6.77%       6.77%
Cumulative Return Before Expenses            34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses             (5.40%)     (7.07%)     (8.72%)    (10.33%)    (11.92%)
End of Year Balance                       $9,460.39   $9,292.95   $9,128.46   $8,966.89   $8,808.17
Estimated Annual Expenses                 $  646.24   $  634.80   $  623.56   $  612.53   $  601.69
------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2010--CLASS R      YEAR 1      YEAR 2      YEAR 3      YEAR 4       YEAR 5
----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        1.06%       6.27%       6.27%       6.27%       6.27%
Cumulative Return Before Expenses              5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses               3.94%       2.62%       1.32%       0.03%      (1.24%)
End of Year Balance                       $10,394.00  $10,262.00  $10,131.67  $10,003.00   $9,875.96
Estimated Annual Expenses                 $   108.09  $   647.57  $   639.34  $   631.22   $  623.21
----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2010--CLASS R      YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                       6.27%       6.27%       6.27%       6.27%       6.27%
Cumulative Return Before Expenses            34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses             (2.49%)     (3.73%)     (4.96%)     (6.16%)     (7.35%)
End of Year Balance                       $9,750.53   $9,626.70   $9,504.44   $9,383.74   $9,264.56
Estimated Annual Expenses                 $  615.29   $  607.48   $  599.76   $  592.14   $  584.62
------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2010--CLASS Y      YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        0.56%       5.77%       5.77%       5.77%       5.77%
Cumulative Return Before Expenses              5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses               4.44%       3.64%       2.84%       2.05%       1.26%
End of Year Balance                       $10,444.00  $10,363.58  $10,283.78  $10,204.60  $10,126.02
Estimated Annual Expenses                 $    57.24  $   600.30  $   595.68  $   591.09  $   586.54
----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2010--CLASS Y      YEAR 6       YEAR 7      YEAR 8      YEAR 9     YEAR 10
-------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        5.77%       5.77%       5.77%       5.77%       5.77%
Cumulative Return Before Expenses             34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses               0.48%      (0.29%)     (1.06%)     (1.82%)     (2.58%)
End of Year Balance                       $10,048.05   $9,970.68   $9,893.91   $9,817.72   $9,742.13
Estimated Annual Expenses                 $   582.02   $  577.54   $  573.09   $  568.68   $  564.30
-------------------------------------------------------------------------------------------------------



(1) Your actual expenses may be higher or lower than those shown.
(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION (continued)
-------------------------------------------------------------------------------



BALANCED-RISK RETIREMENT 2020--CLASS A
(INCLUDES MAXIMUM SALES CHARGE)             YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                       1.05%       4.27%       4.27%        4.27%       4.27%
Cumulative Return Before Expenses             5.00%      10.25%      15.76%       21.55%      27.63%
Cumulative Return After Expenses             (1.77%)     (1.05%)     (0.33%)       0.40%       1.13%
End of Year Balance                       $9,823.28   $9,894.98   $9,967.22   $10,039.98  $10,113.27
Estimated Annual Expenses                 $  651.18   $  420.98   $  424.06   $   427.15  $   430.27
----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2020--CLASS A
(INCLUDES MAXIMUM SALES CHARGE)             YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        4.27%       4.27%       4.27%       4.27%       4.27%
Cumulative Return Before Expenses             34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses               1.87%       2.61%       3.36%       4.12%       4.88%
End of Year Balance                       $10,187.10  $10,261.46  $10,336.37  $10,411.83  $10,487.83
Estimated Annual Expenses                 $   433.41  $   436.58  $   439.76  $   442.97  $   446.21
-------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2020--CLASS A
(WITHOUT MAXIMUM SALES CHARGE)              YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        1.05%       4.27%       4.27%       4.27%       4.27%
Cumulative Return Before Expenses              5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses               3.95%       4.71%       5.47%       6.24%       7.02%
End of Year Balance                       $10,395.00  $10,470.88  $10,547.32  $10,624.32  $10,701.87
Estimated Annual Expenses                 $   107.07  $   445.49  $   448.74  $   452.01  $   455.31
----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2020--CLASS A
(WITHOUT MAXIMUM SALES CHARGE)              YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        4.27%       4.27%       4.27%       4.27%       4.27%
Cumulative Return Before Expenses             34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses               7.80%       8.59%       9.38%      10.18%      10.98%
End of Year Balance                       $10,780.00  $10,858.69  $10,937.96  $11,017.81  $11,098.24
Estimated Annual Expenses                 $   458.64  $   461.99  $   465.36  $   468.76  $   472.18
-------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2020--CLASS
B(2)                                        YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        1.80%       5.02%       5.02%       5.02%       5.02%
Cumulative Return Before Expenses              5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses               3.20%       3.18%       3.16%       3.14%       3.12%
End of Year Balance                       $10,320.00  $10,317.94  $10,315.87  $10,313.81  $10,311.75
Estimated Annual Expenses                 $   182.88  $   518.01  $   517.91  $   517.81  $   517.70
----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2020--CLASS
B(2)                                        YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        5.02%       5.02%       5.02%       4.27%       4.27%
Cumulative Return Before Expenses             34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses               3.10%       3.08%       3.06%       3.81%       4.57%
End of Year Balance                       $10,309.68  $10,307.62  $10,305.56  $10,380.79  $10,456.57
Estimated Annual Expenses                 $   517.60  $   517.49  $   517.39  $   441.65  $   444.88
-------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2020--CLASS
C(2)                                        YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        1.80%       5.02%       5.02%       5.02%       5.02%
Cumulative Return Before Expenses              5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses               3.20%       3.18%       3.16%       3.14%       3.12%
End of Year Balance                       $10,320.00  $10,317.94  $10,315.87  $10,313.81  $10,311.75
Estimated Annual Expenses                 $   182.88  $   518.01  $   517.91  $   517.81  $   517.70
----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2020--CLASS
C(2)                                        YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        5.02%       5.02%       5.02%       5.02%       5.02%
Cumulative Return Before Expenses             34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses               3.10%       3.08%       3.06%       3.03%       3.01%
End of Year Balance                       $10,309.68  $10,307.62  $10,305.56  $10,303.50  $10,301.44
Estimated Annual Expenses                 $   517.60  $   517.49  $   517.39  $   517.29  $   517.18
-------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2020--CLASS R      YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        1.30%       4.52%       4.52%       4.52%       4.52%
Cumulative Return Before Expenses              5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses               3.70%       4.20%       4.70%       5.20%       5.71%
End of Year Balance                       $10,370.00  $10,419.78  $10,469.79  $10,520.05  $10,570.54
Estimated Annual Expenses                 $   132.41  $   469.85  $   472.10  $   474.37  $   476.65
----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2020--CLASS R      YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        4.52%       4.52%       4.52%       4.52%       4.52%
Cumulative Return Before Expenses             34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses               6.21%       6.72%       7.23%       7.75%       8.27%
End of Year Balance                       $10,621.28  $10,672.26  $10,723.49  $10,774.96  $10,826.68
Estimated Annual Expenses                 $   478.94  $   481.23  $   483.54  $   485.87  $   488.20
-------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2020--CLASS Y      YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        0.80%       4.02%       4.02%       4.02%       4.02%
Cumulative Return Before Expenses              5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses               4.20%       5.22%       6.25%       7.29%       8.35%
End of Year Balance                       $10,420.00  $10,522.12  $10,625.23  $10,729.36  $10,834.51
Estimated Annual Expenses                 $    81.68  $   420.94  $   425.06  $   429.23  $   433.43
----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2020--CLASS Y      YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        4.02%       4.02%       4.02%       4.02%       4.02%
Cumulative Return Before Expenses             34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses               9.41%      10.48%      11.56%      12.66%      13.76%
End of Year Balance                       $10,940.69  $11,047.90  $11,156.17  $11,265.50  $11,375.91
Estimated Annual Expenses                 $   437.68  $   441.97  $   446.30  $   450.68  $   455.09
-------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2030--CLASS A
(INCLUDES MAXIMUM SALES CHARGE)             YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
---------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                       1.05%       4.86%       4.86%       4.86%       4.86%
Cumulative Return Before Expenses             5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses             (1.77%)     (1.63%)     (1.49%)     (1.35%)     (1.22%)
End of Year Balance                       $9,823.28   $9,837.03   $9,850.80   $9,864.59   $9,878.40
Estimated Annual Expenses                 $  651.18   $  477.75   $  478.41   $  479.08   $  479.75
---------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2030--CLASS A
(INCLUDES MAXIMUM SALES CHARGE)             YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                       4.86%       4.86%       4.86%       4.86%       4.86%
Cumulative Return Before Expenses            34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses             (1.08%)     (0.94%)     (0.80%)     (0.66%)     (0.52%)
End of Year Balance                       $9,892.23   $9,906.08   $9,919.95   $9,933.84   $9,947.74
Estimated Annual Expenses                 $  480.43   $  481.10   $  481.77   $  482.45   $  483.12
------------------------------------------------------------------------------------------------------



(1) Your actual expenses may be higher or lower than those shown.
(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION (continued)
-------------------------------------------------------------------------------



BALANCED-RISK RETIREMENT 2030--CLASS A
(WITHOUT MAXIMUM SALES CHARGE)              YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        1.05%       4.86%       4.86%       4.86%       4.86%
Cumulative Return Before Expenses              5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses               3.95%       4.10%       4.24%       4.39%       4.53%
End of Year Balance                       $10,395.00  $10,409.55  $10,424.13  $10,438.72  $10,453.33
Estimated Annual Expenses                 $   107.07  $   505.55  $   506.26  $   506.97  $   507.68
----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2030--CLASS A
(WITHOUT MAXIMUM SALES CHARGE)              YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        4.86%       4.86%       4.86%       4.86%       4.86%
Cumulative Return Before Expenses             34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses               4.68%       4.83%       4.97%       5.12%       5.27%
End of Year Balance                       $10,467.97  $10,482.62  $10,497.30  $10,512.00  $10,526.71
Estimated Annual Expenses                 $   508.39  $   509.10  $   509.81  $   510.53  $   511.24
-------------------------------------------------------------------------------------------------------





BALANCED-RISK RETIREMENT 2030--CLASS
B(2)                                        YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        1.80%       5.61%       5.61%       5.61%       5.61%
Cumulative Return Before Expenses              5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses               3.20%       2.57%       1.94%       1.32%       0.70%
End of Year Balance                       $10,320.00  $10,257.05  $10,194.48  $10,132.29  $10,070.49
Estimated Annual Expenses                 $   182.88  $   577.19  $   573.67  $   570.17  $   566.69
----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2030--CLASS
B(2)                                        YEAR 6       YEAR 7      YEAR 8      YEAR 9     YEAR 10
-------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        5.61%       5.61%       5.61%       4.86%       4.86%
Cumulative Return Before Expenses             34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses               0.09%      (0.52%)     (1.13%)     (0.99%)     (0.85%)
End of Year Balance                       $10,009.06   $9,948.00   $9,887.32   $9,901.16   $9,915.02
Estimated Annual Expenses                 $   563.23   $  559.80   $  556.38   $  480.86   $  481.53
-------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2030--CLASS
C(2)                                        YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        1.80%       5.61%       5.61%       5.61%       5.61%
Cumulative Return Before Expenses              5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses               3.20%       2.57%       1.94%       1.32%       0.70%
End of Year Balance                       $10,320.00  $10,257.05  $10,194.48  $10,132.29  $10,070.49
Estimated Annual Expenses                 $   182.88  $   577.19  $   573.67  $   570.17  $   566.69
----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2030--CLASS
C(2)                                        YEAR 6       YEAR 7      YEAR 8      YEAR 9     YEAR 10
-------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        5.61%       5.61%       5.61%       5.61%       5.61%
Cumulative Return Before Expenses             34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses               0.09%      (0.52%)     (1.13%)     (1.73%)     (2.33%)
End of Year Balance                       $10,009.06   $9,948.00   $9,887.32   $9,827.01   $9,767.06
Estimated Annual Expenses                 $   563.23   $  559.80   $  556.38   $  552.99   $  549.61
-------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2030--CLASS R      YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        1.30%       5.11%       5.11%       5.11%       5.11%
Cumulative Return Before Expenses              5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses               3.70%       3.59%       3.47%       3.36%       3.24%
End of Year Balance                       $10,370.00  $10,358.59  $10,347.20  $10,335.82  $10,324.45
Estimated Annual Expenses                 $   132.41  $   529.62  $   529.03  $   528.45  $   527.87
----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2030--CLASS R      YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        5.11%       5.11%       5.11%       5.11%       5.11%
Cumulative Return Before Expenses             34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses               3.13%       3.02%       2.90%       2.79%       2.68%
End of Year Balance                       $10,313.09  $10,301.75  $10,290.41  $10,279.09  $10,267.79
Estimated Annual Expenses                 $   527.29  $   526.71  $   526.13  $   525.55  $   524.97
-------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2030--CLASS Y      YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        0.80%       4.61%       4.61%       4.61%       4.61%
Cumulative Return Before Expenses              5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses               4.20%       4.61%       5.01%       5.42%       5.84%
End of Year Balance                       $10,420.00  $10,460.64  $10,501.43  $10,542.39  $10,583.51
Estimated Annual Expenses                 $    81.68  $   481.30  $   483.18  $   485.06  $   486.95
----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2030--CLASS Y      YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        4.61%       4.61%       4.61%       4.61%       4.61%
Cumulative Return Before Expenses             34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses               6.25%       6.66%       7.08%       7.50%       7.91%
End of Year Balance                       $10,624.78  $10,666.22  $10,707.82  $10,749.58  $10,791.50
Estimated Annual Expenses                 $   488.85  $   490.76  $   492.67  $   494.59  $   496.52
-------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2040--CLASS A
(INCLUDES MAXIMUM SALES CHARGE)             YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
---------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                       1.06%       9.42%       9.42%       9.42%       9.42%
Cumulative Return Before Expenses             5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses             (1.78%)     (6.12%)    (10.27%)    (14.23%)    (18.02%)
End of Year Balance                       $9,822.33   $9,388.18   $8,973.23   $8,576.61   $8,197.52
Estimated Annual Expenses                 $  652.14   $  904.82   $  864.82   $  826.60   $  790.06
---------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2040--CLASS A
(INCLUDES MAXIMUM SALES CHARGE)             YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                       9.42%       9.42%       9.42%       9.42%       9.42%
Cumulative Return Before Expenses            34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses            (21.65%)    (25.11%)    (28.42%)    (31.59%)    (34.61%)
End of Year Balance                       $7,835.19   $7,488.88   $7,157.87   $6,841.49   $6,539.10
Estimated Annual Expenses                 $  755.14   $  721.76   $  689.86   $  659.37   $  630.23
------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2040--CLASS A
(WITHOUT MAXIMUM SALES CHARGE)              YEAR 1       YEAR 2      YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        1.06%       9.42%       9.42%       9.42%       9.42%
Cumulative Return Before Expenses              5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses               3.94%      (0.65%)     (5.05%)     (9.24%)    (13.25%)
End of Year Balance                       $10,394.00   $9,934.59   $9,495.48   $9,075.78   $8,674.63
Estimated Annual Expenses                 $   108.09   $  957.48   $  915.16   $  874.71   $  836.04
----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2040--CLASS A
(WITHOUT MAXIMUM SALES CHARGE)              YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                       9.42%       9.42%       9.42%       9.42%       9.42%
Cumulative Return Before Expenses            34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses            (17.09%)    (20.75%)    (24.26%)    (27.60%)    (30.80%)
End of Year Balance                       $8,291.21   $7,924.74   $7,574.46   $7,239.67   $6,919.68
Estimated Annual Expenses                 $  799.09   $  763.77   $  730.01   $  697.75   $  666.91
------------------------------------------------------------------------------------------------------



(1) Your actual expenses may be higher or lower than those shown.
(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION (continued)
-------------------------------------------------------------------------------



BALANCED-RISK RETIREMENT 2040--CLASS
B(2)                                        YEAR 1       YEAR 2      YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        1.81%      10.17%      10.17%      10.17%      10.17%
Cumulative Return Before Expenses              5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses               3.19%      (2.14%)     (7.20%)    (12.00%)    (16.55%)
End of Year Balance                       $10,319.00   $9,785.51   $9,279.60   $8,799.84   $8,344.89
Estimated Annual Expenses                 $   183.89   $1,022.31   $  969.46   $  919.34   $  871.81
----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2040--CLASS
B(2)                                        YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                      10.17%      10.17%      10.17%       9.42%       9.42%
Cumulative Return Before Expenses            34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses            (20.87%)    (24.96%)    (28.84%)    (31.98%)    (34.99%)
End of Year Balance                       $7,913.46   $7,504.33   $7,116.36   $6,801.82   $6,501.18
Estimated Annual Expenses                 $  826.74   $  783.99   $  743.46   $  655.55   $  626.57
------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2040--CLASS
C(2)                                        YEAR 1       YEAR 2      YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        1.81%      10.17%      10.17%      10.17%      10.17%
Cumulative Return Before Expenses              5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses               3.19%      (2.14%)     (7.20%)    (12.00%)    (16.55%)
End of Year Balance                       $10,319.00   $9,785.51   $9,279.60   $8,799.84   $8,344.89
Estimated Annual Expenses                 $   183.89   $1,022.31   $  969.46   $  919.34   $  871.81
----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2040--CLASS
C(2)                                        YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                      10.17%      10.17%      10.17%      10.17%      10.17%
Cumulative Return Before Expenses            34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses            (20.87%)    (24.96%)    (28.84%)    (32.52%)    (36.00%)
End of Year Balance                       $7,913.46   $7,504.33   $7,116.36   $6,748.44   $6,399.55
Estimated Annual Expenses                 $  826.74   $  783.99   $  743.46   $  705.03   $  668.58
------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2040--CLASS R      YEAR 1       YEAR 2      YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        1.31%       9.67%       9.67%       9.67%       9.67%
Cumulative Return Before Expenses              5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses               3.69%      (1.15%)     (5.77%)    (10.17%)    (14.36%)
End of Year Balance                       $10,369.00   $9,884.77   $9,423.15   $8,983.09   $8,563.58
Estimated Annual Expenses                 $   133.42   $  979.27   $  933.54   $  889.94   $  848.38
----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2040--CLASS R      YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                       9.67%       9.67%       9.67%       9.67%       9.67%
Cumulative Return Before Expenses            34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses            (18.36%)    (22.18%)    (25.81%)    (29.27%)    (32.58%)
End of Year Balance                       $8,163.66   $7,782.42   $7,418.98   $7,072.51   $6,742.22
Estimated Annual Expenses                 $  808.76   $  770.99   $  734.99   $  700.66   $  667.94
------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2040--CLASS Y      YEAR 1       YEAR 2      YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        0.81%       9.17%       9.17%       9.17%       9.17%
Cumulative Return Before Expenses              5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses               4.19%      (0.15%)     (4.32%)     (8.31%)    (12.13%)
End of Year Balance                       $10,419.00   $9,984.53   $9,568.17   $9,169.18   $8,786.83
Estimated Annual Expenses                 $    82.70   $  935.50   $  896.49   $  859.11   $  823.28
----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2040--CLASS Y      YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                       9.17%       9.17%       9.17%       9.17%       9.17%
Cumulative Return Before Expenses            34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses            (15.80%)    (19.31%)    (22.67%)    (25.90%)    (28.99%)
End of Year Balance                       $8,420.41   $8,069.28   $7,732.79   $7,410.34   $7,101.33
Estimated Annual Expenses                 $  788.95   $  756.05   $  724.53   $  694.31   $  665.36
------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2050--CLASS A
(INCLUDES MAXIMUM SALES CHARGE)             YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
---------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                       1.07%      11.89%      11.89%      11.89%      11.89%
Cumulative Return Before Expenses             5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses             (1.79%)     (8.55%)    (14.85%)    (20.72%)    (26.18%)
End of Year Balance                       $9,821.39   $9,144.69   $8,514.62   $7,927.96   $7,381.73
Estimated Annual Expenses                 $  653.10   $1,127.53   $1,049.85   $  977.51   $  910.16
---------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2050--CLASS A
(INCLUDES MAXIMUM SALES CHARGE)             YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                      11.89%      11.89%      11.89%      11.89%      11.89%
Cumulative Return Before Expenses            34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses            (31.27%)    (36.00%)    (40.41%)    (44.52%)    (48.34%)
End of Year Balance                       $6,873.13   $6,399.57   $5,958.64   $5,548.09   $5,165.82
Estimated Annual Expenses                 $  847.45   $  789.06   $  734.70   $  684.07   $  636.94
------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2050--CLASS A
(WITHOUT MAXIMUM SALES CHARGE)              YEAR 1       YEAR 2      YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                        1.07%      11.89%      11.89%      11.89%      11.89%
Cumulative Return Before Expenses              5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses               3.93%      (3.23%)     (9.90%)    (16.11%)    (21.89%)
End of Year Balance                       $10,393.00   $9,676.92   $9,010.18   $8,389.38   $7,811.35
Estimated Annual Expenses                 $   109.10   $1,193.16   $1,110.95   $1,034.40   $  963.13
----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2050--CLASS A
(WITHOUT MAXIMUM SALES CHARGE)              YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                      11.89%      11.89%      11.89%      11.89%      11.89%
Cumulative Return Before Expenses            34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses            (27.27%)    (32.28%)    (36.95%)    (41.29%)    (45.34%)
End of Year Balance                       $7,273.15   $6,772.03   $6,305.44   $5,870.99   $5,466.48
Estimated Annual Expenses                 $  896.77   $  834.99   $  777.46   $  723.89   $  674.01
------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2050--CLASS
B(2)                                         YEAR 1       YEAR 2      YEAR 3      YEAR 4      YEAR 5
-----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                         1.82%      12.64%      12.64%      12.64%      12.64%
Cumulative Return Before Expenses               5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses                3.18%      (4.70%)    (11.98%)    (18.71%)    (24.92%)
End of Year Balance                        $10,318.00   $9,529.70   $8,801.64   $8,129.19   $7,508.12
Estimated Annual Expenses                  $   184.89   $1,254.37   $1,158.54   $1,070.03   $  988.28
-----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2050--CLASS
B(2)                                         YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
-------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                       12.64%      12.64%      12.64%      11.89%      11.89%
Cumulative Return Before Expenses             34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses             (30.66%)    (35.95%)    (40.85%)    (44.92%)    (48.72%)
End of Year Balance                        $6,934.50   $6,404.70   $5,915.38   $5,507.81   $5,128.33
Estimated Annual Expenses                  $  912.77   $  843.04   $  778.63   $  679.11   $  632.32
-------------------------------------------------------------------------------------------------------



(1) Your actual expenses may be higher or lower than those shown.
(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION (continued)
-------------------------------------------------------------------------------



BALANCED-RISK RETIREMENT 2050--CLASS
C(2)                                         YEAR 1       YEAR 2      YEAR 3      YEAR 4      YEAR 5
-----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                         1.82%      12.64%      12.64%      12.64%      12.64%
Cumulative Return Before Expenses               5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses                3.18%      (4.70%)    (11.98%)    (18.71%)    (24.92%)
End of Year Balance                        $10,318.00   $9,529.70   $8,801.64   $8,129.19   $7,508.12
Estimated Annual Expenses                  $   184.89   $1,254.37   $1,158.54   $1,070.03   $  988.28
-----------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2050--CLASS
C(2)                                         YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
-------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                       12.64%      12.64%      12.64%      12.64%      12.64%
Cumulative Return Before Expenses             34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses             (30.66%)    (35.95%)    (40.85%)    (45.37%)    (49.54%)
End of Year Balance                        $6,934.50   $6,404.70   $5,915.38   $5,463.45   $5,046.04
Estimated Annual Expenses                  $  912.77   $  843.04   $  778.63   $  719.14   $  664.20
-------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2050--CLASS R       YEAR 1       YEAR 2      YEAR 3      YEAR 4      YEAR 5
-----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                         1.32%      12.14%      12.14%      12.14%      12.14%
Cumulative Return Before Expenses               5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses                3.68%      (3.72%)    (10.60%)    (16.98%)    (22.91%)
End of Year Balance                        $10,368.00   $9,627.72   $8,940.31   $8,301.97   $7,709.21
Estimated Annual Expenses                  $   134.43   $1,213.74   $1,127.08   $1,046.61   $  971.88

-----------------------------------------------------------------------------------------------------
BALANCED-RISK RETIREMENT 2050--CLASS R       YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
-------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                       12.14%      12.14%      12.14%      12.14%      12.14%
Cumulative Return Before Expenses             34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses             (28.41%)    (33.52%)    (38.27%)    (42.68%)    (46.77%)
End of Year Balance                        $7,158.77   $6,647.63   $6,172.99   $5,732.24   $5,322.96
Estimated Annual Expenses                  $  902.49   $  838.05   $  778.21   $  722.65   $  671.05

-------------------------------------------------------------------------------------------------------



BALANCED-RISK RETIREMENT 2050--CLASS Y       YEAR 1       YEAR 2      YEAR 3      YEAR 4      YEAR 5
-----------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                         0.82%      11.64%      11.64%      11.64%      11.64%
Cumulative Return Before Expenses               5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses                4.18%      (2.74%)     (9.20%)    (15.23%)    (20.85%)
End of Year Balance                        $10,418.00   $9,726.24   $9,080.42   $8,477.48   $7,914.58
Estimated Annual Expenses                  $    83.71   $1,172.40   $1,094.55   $1,021.87   $  954.02
-----------------------------------------------------------------------------------------------------
BALANCED-RISK RETIREMENT 2050--CLASS Y       YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
-------------------------------------------------------------------------------------------------------

Annual Expense Ratio(1)                       11.64%      11.64%      11.64%      11.64%      11.64%
Cumulative Return Before Expenses             34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses             (26.11%)    (31.02%)    (35.60%)    (39.87%)    (43.87%)
End of Year Balance                        $7,389.05   $6,898.42   $6,440.36   $6,012.72   $5,613.48
Estimated Annual Expenses                  $  890.67   $  831.53   $  776.32   $  724.77   $  676.64
-------------------------------------------------------------------------------------------------------



(1) Your actual expenses may be higher or lower than those shown.
(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

Each fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the SEC within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for each fund is available at http://www.invescoaim.com. To reach this information, access a fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:


----------------------------------------------------------------------------------------------------------
                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
 INFORMATION                                  WEBSITE POSTING                    POSTED ON WEBSITE
----------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end   15 days after month-end             Until posting of the following
                                                                         month's top ten holdings
----------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of  30 days after calendar quarter-end  For one year calendar quarter-end
----------------------------------------------------------------------------------------------------------



    A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio holdings is available in the funds' Statement of Additional Information, which is available at http://www.invescoaim.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim serves as the funds' investment advisor and manages the investment operations of the funds and has agreed to perform or arrange for the performance of the funds' day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages investment portfolios, including the funds, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the funds and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the funds:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at An der Welle 5, 1st Floor; Frankfurt, Germany 60322, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.

    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.

    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.

    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.

    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.

    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.

    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim and Invesco Global will be merged into Invesco Institutional, which will be named Invesco Advisers, Inc. The combined entity will serve as the funds' investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this merger will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the funds' Statement of Additional Information.

    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things that the defendants permitted improper market timing and related activity in the funds.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. More detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, can be found in the fund's Statement of Additional Information.

ADVISOR COMPENSATION
The advisor does not receive a management fee from the funds.

    Invesco Aim, not the fund, pays sub-advisory fees, if any.

    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement and investment sub-advisory agreements of the funds is available in the funds' most recent report to shareholders for the six-month period ended June 30.

PORTFOLIO MANAGERS
Investment decisions for the funds are made by the investment management team at Invesco Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of the funds' portfolios:

- Scott Wolle, Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Institutional and/or its affiliates since 1999.
- Scott Hixon, Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Institutional and/or its affiliates since 1994.
- Mark Ahnrud, Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Institutional and/or its affiliates since 2000.
- Chris Devine, Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Institutional and/or its affiliates since 1998.
- Christian Ulrich, Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Institutional and/or its affiliates since 2000.

    The Portfolio Managers are assisted by research analysts on Invesco's Global Asset Allocation Team. Team members provide research support and make securities recommendations with respect to each fund's portfolio, but do not have day-to-day management responsibilities with respect to each fund's portfolio. More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



    The funds' Statement of Additional Information provides additional information about the portfolio managers' investments in the funds, a description of their compensation structure and information regarding other accounts they manage.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES
Purchases of Class A shares of the funds are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares
Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. Certain purchases of Class R shares may be subject to a deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS
Each fund expects, based on its investment objectives and strategies, that its income will consist of both ordinary income and capital gains.

DIVIDENDS

Balanced-Risk Retirement Now generally declares and pays dividends from net investment income, if any, quarterly. Balanced-Risk Retirement 2010, Balanced-Risk Retirement 2020, Balanced-Risk Retirement 2030, Balanced-Risk Retirement 2040 and Balanced-Risk Retirement 2050 generally declare and pay dividends from net investment income, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The funds generally distribute long-term and short-term capital gains (net any capital loss carryovers), if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law. Due to the 2008-2009 economic downturn, many funds have experienced capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains. Capital gains distributions may vary considerably from year to year as a result of each fund's normal investment activities and cash flows.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions).

    The six-month period ended June 30, 2009, was unaudited. The information, other than for the period ended June 30, 2009, has been audited by PricewaterhouseCoopers LLP, whose report, along with each fund's financial statements, is included in the fund's annual report, which is available upon request.

BALANCED-RISK RETIREMENT NOW


                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD   (LOSS)(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Six months ended 06/30/09    $ 7.59      $0.14        $ 0.14       $ 0.28      $(0.13)       $   --         $(0.13)       $7.74
Year ended 12/31/08            9.78       0.43         (2.08)       (1.65)      (0.51)        (0.03)         (0.54)        7.59
Year ended 12/31/07(f)        10.02       0.41         (0.07)        0.34       (0.54)        (0.04)         (0.58)        9.78
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Six months ended 06/30/09      7.60       0.11          0.14         0.25       (0.10)           --          (0.10)        7.75
Year ended 12/31/08            9.79       0.37         (2.09)       (1.72)      (0.44)        (0.03)         (0.47)        7.60
Year ended 12/31/07(f)        10.20       0.34         (0.06)        0.28       (0.47)        (0.04)         (0.51)        9.79
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Six months ended 06/30/09      7.59       0.11          0.14         0.25       (0.10)           --          (0.10)        7.74
Year ended 12/31/08            9.79       0.36         (2.09)       (1.73)      (0.44)        (0.03)         (0.47)        7.59
Year ended 12/31/07(f)        10.02       0.34         (0.06)        0.28       (0.47)        (0.04)         (0.51)        9.79
---------------------------------------------------------------------------------------------------------------------------------
CLASS R
Six months ended 06/30/09      7.59       0.13          0.14         0.27       (0.12)           --          (0.12)        7.74
Year ended 12/31/08            9.78       0.40         (2.07)       (1.67)      (0.49)        (0.03)         (0.52)        7.59
Year ended 12/31/07(f)        10.02       0.39         (0.07)        0.32       (0.52)        (0.04)         (0.56)        9.78
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Six months ended 06/30/09      7.59       0.15          0.13         0.28       (0.14)           --          (0.14)        7.73
Year ended 12/31/08(f)         8.30       0.10         (0.67)       (0.57)      (0.14)           --          (0.14)        7.59
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                           RATIO OF         RATIO OF
                                                           EXPENSES         EXPENSES
                                                          TO AVERAGE     TO AVERAGE NET   RATIO OF NET
                                                          NET ASSETS     ASSETS WITHOUT    INVESTMENT
                                        NET ASSETS,    WITH FEE WAIVERS    FEE WAIVERS   INCOME (LOSS)
                             TOTAL     END OF PERIOD    AND/OR EXPENSE   AND/OR EXPENSE    TO AVERAGE    PORTFOLIO
                           RETURN(b)  (000S OMITTED)  REIMBURSEMENTS(c)  REIMBURSEMENTS    NET ASSETS   TURNOVER(d)
-------------------------------------------------------------------------------------------------------------------
CLASS A
Six months ended 06/30/09      3.77%      $1,045             0.27%(e)         11.82%(e)       3.68%(e)       17%
Year ended 12/31/08          (17.45)         942             0.31             11.88           4.89           36
Year ended 12/31/07(f)         3.47          807             0.41(g)          28.75(g)        4.41(g)        27
-------------------------------------------------------------------------------------------------------------------
CLASS B
Six months ended 06/30/09      3.38          358             1.02(e)          12.57(e)        2.93(e)        17
Year ended 12/31/08          (18.05)         346             1.06             12.63           4.14           36
Year ended 12/31/07(f)         2.79          309             1.16(g)          29.50(g)        3.66(g)        27
-------------------------------------------------------------------------------------------------------------------
CLASS C
Six months ended 06/30/09      3.38          188             1.02(e)          12.57(e)        2.93(e)        17
Year ended 12/31/08          (18.15)         174             1.06             12.63           4.14           36
Year ended 12/31/07(f)         2.79           75             1.16(g)          29.50(g)        3.66(g)        27
-------------------------------------------------------------------------------------------------------------------
CLASS R
Six months ended 06/30/09      3.64          228             0.52(e)          12.07(e)        3.43(e)        17
Year ended 12/31/08          (17.66)         107             0.56             12.13           4.64           36
Year ended 12/31/07(f)         3.21           53             0.66(g)          29.00(g)        4.16(g)        27
-------------------------------------------------------------------------------------------------------------------
CLASS Y
Six months ended 06/30/09      3.77           16             0.02(e)          11.57(e)        3.93(e)        17
Year ended 12/31/08(f)        (6.86)           9             0.02(g)          19.09(g)        5.18(g)        36
___________________________________________________________________________________________________________________
===================================================================================================================



(a)    Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return. Estimated acquired fund fees from underlying funds were 0.65% for the six months ended June 30, 2009 and the year ended December 31, 2008 and 0.68% for the year ended December 31, 2007.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are annualized and based on average daily net assets (000's omitted) of $995, $359, $176, $179 and $13 for Class A, Class B, Class C, Class R and Class Y shares, respectively.
(f) Commencement date of January 31, 2007 for Class A, Class B, Class C and Class R shares and October 3, 2008 for Class Y shares.
(g)    Annualized.

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          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------



BALANCED-RISK RETIREMENT 2010


                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD   (LOSS)(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Six months ended 06/30/09    $ 7.72      $0.14        $ 0.16       $ 0.30      $   --        $   --         $   --       $ 8.02
Year ended 12/31/08           10.02       0.45         (2.37)       (1.92)      (0.35)        (0.03)         (0.38)        7.72
Year ended 12/31/07(f)        10.02       0.43         (0.07)        0.36       (0.34)        (0.02)         (0.36)       10.02
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Six months ended 06/30/09      7.70       0.11          0.16         0.27          --            --             --         7.97
Year ended 12/31/08            9.99       0.39         (2.36)       (1.97)      (0.29)        (0.03)         (0.32)        7.70
Year ended 12/31/07(f)        10.02       0.35         (0.06)        0.29       (0.30)        (0.02)         (0.32)        9.99
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Six months ended 06/30/09      7.71       0.11          0.15         0.26          --            --             --         7.97
Year ended 12/31/08           10.00       0.39         (2.36)       (1.97)      (0.29)        (0.03)         (0.32)        7.71
Year ended 12/31/07(f)        10.02       0.35         (0.06)        0.30       (0.30)        (0.02)         (0.32)       10.00
---------------------------------------------------------------------------------------------------------------------------------
CLASS R
Six months ended 06/30/09      7.72       0.13          0.15         0.28          --            --             --         8.00
Year ended 12/31/08           10.01       0.43         (2.36)       (1.93)      (0.33)        (0.03)         (0.36)        7.72
Year ended 12/31/07(f)        10.02       0.40         (0.06)        0.34       (0.33)        (0.02)         (0.35)       10.01
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Six months ended 06/30/09      7.73       0.15          0.15         0.30          --            --             --         8.03
Year ended 12/31/08(f)         8.79       0.10         (0.77)       (0.67)      (0.36)        (0.03)         (0.39)        7.73
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                           RATIO OF         RATIO OF
                                                           EXPENSES         EXPENSES
                                                          TO AVERAGE     TO AVERAGE NET   RATIO OF NET
                                                          NET ASSETS     ASSETS WITHOUT    INVESTMENT
                                        NET ASSETS,    WITH FEE WAIVERS    FEE WAIVERS   INCOME (LOSS)
                             TOTAL     END OF PERIOD    AND/OR EXPENSE   AND/OR EXPENSE    TO AVERAGE    PORTFOLIO
                           RETURN(b)  (000S OMITTED)  REIMBURSEMENTS(c)  REIMBURSEMENTS    NET ASSETS   TURNOVER(d)
-------------------------------------------------------------------------------------------------------------------
CLASS A
Six months ended 06/30/09      3.89%      $3,944             0.29%(e)          4.83%(e)       3.80%(e)       19%
Year ended 12/31/08          (19.11)       2,620             0.33              5.46           4.99           37
Year ended 12/31/07(f)         3.65        1,645             0.42(g)          16.42(g)        4.50(g)        15
-------------------------------------------------------------------------------------------------------------------
CLASS B
Six months ended 06/30/09      3.51          361             1.04(e)           5.58(e)        3.05(e)        19
Year ended 12/31/08          (19.66)         411             1.08              6.21           4.24           37
Year ended 12/31/07(f)         2.92          340             1.17(g)          17.17(g)        3.75(g)        15
-------------------------------------------------------------------------------------------------------------------
CLASS C
Six months ended 06/30/09      3.37        1,088             1.04(e)           5.58(e)        3.05(e)        19
Year ended 12/31/08          (19.64)         753             1.08              6.21           4.24           37
Year ended 12/31/07(f)         3.02          431             1.17(g)          17.17(g)        3.75(g)        15
-------------------------------------------------------------------------------------------------------------------
CLASS R
Six months ended 06/30/09      3.63          866             0.54(e)           5.08(e)        3.55(e)        19
Year ended 12/31/08          (19.20)         602             0.58              5.71           4.74           37
Year ended 12/31/07(f)         3.41          119             0.67(g)          16.67(g)        4.25(g)        15
-------------------------------------------------------------------------------------------------------------------
CLASS Y
Six months ended 06/30/09      3.88           77             0.04(e)           4.58(e)        4.05(e)        19
Year ended 12/31/08(f)        (7.62)          74             0.04(g)           8.26(g)        5.28(g)        37
___________________________________________________________________________________________________________________
===================================================================================================================



(a)    Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return. Estimated acquired fund fees from underlying funds were 0.69% for the six months ended June 30, 2009 and the year ended December 31, 2008 and 0.70% for the year ended December 31, 2007.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are based on average daily net assets (000's omitted) of $2,867, $393, $780, $715 and $73 for Class A, Class B, Class C, Class R and Class Y shares, respectively.
(f) Commencement date of January 31, 2007 for Class A, Class B, Class C and Class R shares and October 3, 2008 for Class Y shares.
(g)    Annualized.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------



BALANCED-RISK RETIREMENT 2020


                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD   (LOSS)(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Six months ended 06/30/09    $ 6.93      $0.12        $ 0.33       $ 0.45      $   --        $   --         $   --        $7.38
Year ended 12/31/08            9.96       0.39         (3.13)       (2.74)      (0.25)        (0.04)         (0.29)        6.93
Year ended 12/31/07(f)        10.02       0.41         (0.17)        0.24       (0.25)        (0.05)         (0.30)        9.96
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Six months ended 06/30/09      6.90       0.09          0.32         0.41          --            --             --         7.31
Year ended 12/31/08            9.92       0.32         (3.10)       (2.78)      (0.20)        (0.04)         (0.24)        6.90
Year ended 12/31/07(f)        10.02       0.34         (0.17)        0.17       (0.22)        (0.05)         (0.27)        9.92
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Six months ended 06/30/09      6.88       0.09          0.33         0.42          --            --             --         7.30
Year ended 12/31/08            9.92       0.32         (3.12)       (2.80)      (0.20)        (0.04)         (0.24)        6.88
Year ended 12/31/07(f)        10.02       0.34         (0.17)        0.17       (0.22)        (0.05)         (0.27)        9.92
---------------------------------------------------------------------------------------------------------------------------------
CLASS R
Six months ended 06/30/09      6.92       0.11          0.33         0.44          --            --             --         7.36
Year ended 12/31/08            9.95       0.38         (3.14)       (2.76)      (0.23)        (0.04)         (0.27)        6.92
Year ended 12/31/07(f)        10.02       0.38         (0.16)        0.22       (0.24)        (0.05)         (0.29)        9.95
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Six months ended 06/30/09      6.93       0.13          0.33         0.46          --            --             --         7.39
Year ended 12/31/08(f)         8.21       0.08         (1.07)       (0.99)      (0.25)        (0.04)         (0.29)        6.93
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                           RATIO OF         RATIO OF
                                                           EXPENSES         EXPENSES
                                                          TO AVERAGE     TO AVERAGE NET   RATIO OF NET
                                                          NET ASSETS     ASSETS WITHOUT    INVESTMENT
                                        NET ASSETS,    WITH FEE WAIVERS    FEE WAIVERS   INCOME (LOSS)
                             TOTAL     END OF PERIOD    AND/OR EXPENSE   AND/OR EXPENSE    TO AVERAGE    PORTFOLIO
                           RETURN(b)  (000S OMITTED)  REIMBURSEMENTS(c)  REIMBURSEMENTS    NET ASSETS   TURNOVER(d)
-------------------------------------------------------------------------------------------------------------------
CLASS A
Six months ended 06/30/09      6.49%      $7,941             0.32%(e)          2.53%(e)       3.46%(e)       18%
Year ended 12/31/08          (27.53)       5,899             0.38              3.48           4.54           30
Year ended 12/31/07(f)         2.38        2,711             0.50(g)          10.04(g)        4.33(g)        37
-------------------------------------------------------------------------------------------------------------------
CLASS B
Six months ended 06/30/09      5.94        1,638             1.07(e)           3.28(e)        2.71(e)        18
Year ended 12/31/08          (28.01)       1,431             1.13              4.23           3.79           30
Year ended 12/31/07(f)         1.68          940             1.25(g)          10.79(g)        3.58(g)        37
-------------------------------------------------------------------------------------------------------------------
CLASS C
Six months ended 06/30/09      6.10        1,540             1.07(e)           3.28(e)        2.71(e)        18
Year ended 12/31/08          (28.21)         852             1.13              4.23           3.79           30
Year ended 12/31/07(f)         1.68          593             1.25(g)          10.79(g)        3.58(g)        37
-------------------------------------------------------------------------------------------------------------------
CLASS R
Six months ended 06/30/09      6.36        1,765             0.57(e)           2.78(e)        3.21(e)        18
Year ended 12/31/08          (27.72)         974             0.63              3.73           4.29           30
Year ended 12/31/07(f)         2.19          679             0.75(g)          10.29(g)        4.08(g)        37
-------------------------------------------------------------------------------------------------------------------
CLASS Y
Six months ended 06/30/09      6.64           13             0.07(e)           2.28(e)        3.71(e)        18
Year ended 12/31/08(f)       (12.03)          50             0.08(g)           4.83(g)        4.84(g)        30
___________________________________________________________________________________________________________________
===================================================================================================================



(a)    Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return. Estimated acquired fund fees from underlying funds were 0.74% for the six months ended June 30, 2009 and the year ended December 31, 2008 and 0.78% for the year ended December 31, 2007.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are based on average daily net assets (000's omitted) of $6,846, $1,437, $1,190, $1,373 and $14 for Class A, Class B, Class C, Class R and Class Y shares, respectively.
(f) Commencement date of January 31, 2007 for Class A, Class B, Class C and Class R shares and October 3, 2008 for Class Y shares.
(g)    Annualized.

          -------------------------------------------------------------
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          -------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------



BALANCED-RISK RETIREMENT 2030


                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD   (LOSS)(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Six months ended 06/30/09    $ 6.33      $0.09        $ 0.44       $ 0.53      $   --        $   --         $   --        $6.86
Year ended 12/31/08            9.89       0.29         (3.62)       (3.33)      (0.18)        (0.05)         (0.23)        6.33
Year ended 12/31/07(f)        10.02       0.34         (0.14)        0.20       (0.28)        (0.05)         (0.33)        9.89
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Six months ended 06/30/09      6.31       0.06          0.44         0.50          --            --             --         6.81
Year ended 12/31/08            9.87       0.22         (3.59)       (3.37)      (0.14)        (0.05)         (0.19)        6.31
Year ended 12/31/07(f)        10.02       0.27         (0.13)        0.14       (0.24)        (0.05)         (0.29)        9.87
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Six months ended 06/30/09      6.31       0.06          0.44         0.50          --            --             --         6.81
Year ended 12/31/08            9.87       0.23         (3.60)       (3.37)      (0.14)        (0.05)         (0.19)        6.31
Year ended 12/31/07(f)        10.02       0.27         (0.13)        0.14       (0.24)        (0.05)         (0.29)        9.87
---------------------------------------------------------------------------------------------------------------------------------
CLASS R
Six months ended 06/30/09      6.31       0.08          0.44         0.52          --            --             --         6.83
Year ended 12/31/08            9.88       0.26         (3.61)       (3.35)      (0.17)        (0.05)         (0.22)        6.31
Year ended 12/31/07(f)        10.02       0.32         (0.15)        0.17       (0.26)        (0.05)         (0.31)        9.88
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Six months ended 06/30/09      6.33       0.09          0.45         0.54          --            --             --         6.87
Year ended 12/31/08(f)         7.77       0.06         (1.26)       (1.20)      (0.19)        (0.05)         (0.24)        6.33
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                           RATIO OF         RATIO OF
                                                           EXPENSES         EXPENSES
                                                          TO AVERAGE     TO AVERAGE NET   RATIO OF NET
                                                          NET ASSETS     ASSETS WITHOUT    INVESTMENT
                                        NET ASSETS,    WITH FEE WAIVERS    FEE WAIVERS   INCOME (LOSS)
                             TOTAL     END OF PERIOD    AND/OR EXPENSE   AND/OR EXPENSE    TO AVERAGE    PORTFOLIO
                           RETURN(b)  (000S OMITTED)  REIMBURSEMENTS(c)  REIMBURSEMENTS    NET ASSETS   TURNOVER(d)
-------------------------------------------------------------------------------------------------------------------
CLASS A
Six months ended 06/30/09      8.37%      $4,941             0.35%(e)          3.21%(e)       2.76%(e)       10%
Year ended 12/31/08          (33.64)       3,088             0.40              4.07           3.50           17
Year ended 12/31/07(f)         2.00        1,577             0.50(g)          13.53(g)        3.60(g)        31
-------------------------------------------------------------------------------------------------------------------
CLASS B
Six months ended 06/30/09      7.92        1,902             1.10(e)           3.96(e)        2.01(e)        10
Year ended 12/31/08          (34.18)       1,386             1.15              4.82           2.75           17
Year ended 12/31/07(f)         1.42          756             1.25(g)          14.28(g)        2.85(g)        31
-------------------------------------------------------------------------------------------------------------------
CLASS C
Six months ended 06/30/09      7.92        1,475             1.10(e)           3.96(e)        2.01(e)        10
Year ended 12/31/08          (34.18)         938             1.15              4.82           2.75           17
Year ended 12/31/07(f)        1.425          729             1.25(g)          14.28(g)        2.85(g)        31
-------------------------------------------------------------------------------------------------------------------
CLASS R
Six months ended 06/30/09      8.24        2,788             0.60(e)           3.46(e)        2.51(e)        10
Year ended 12/31/08          (33.92)       1,534             0.65              4.32           3.25           17
Year ended 12/31/07(f)         1.78          396             0.75(g)          13.78(g)        3.35(g)        31
-------------------------------------------------------------------------------------------------------------------
CLASS Y
Six months ended 06/30/09      8.53           59             0.10(e)           2.96(e)        3.01(e)        10
Year ended 12/31/08(f)       (15.49)          50             0.11(g)           5.07(g)        3.79(g)        17
___________________________________________________________________________________________________________________
===================================================================================================================



(a)    Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return. Estimated acquired fund fees from underlying funds were 0.76% for the six months ended June 30, 2009 and the year ended December 31, 2008 and 0.80% for the year ended December 31, 2007.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are annualized and based on average daily net assets (000's omitted) of $3,829, $1,570, $1,110, $1,958 and $53 for Class A, Class B,
       Class C, Class R and Class Y shares, respectively.
(f) Commencement date of January 31, 2007 for Class A, Class B, Class C and Class R shares and October 3, 2008 for Class Y shares.
(g)    Annualized.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------



BALANCED-RISK RETIREMENT 2040


                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD   (LOSS)(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Six months ended 06/30/09    $ 6.09      $0.06        $ 0.45       $ 0.51      $   --        $   --         $   --        $6.60
Year ended 12/31/08            9.83       0.23         (3.78)       (3.55)      (0.15)        (0.04)         (0.19)        6.09
Year ended 12/31/07(f)        10.02       0.31         (0.13)        0.18       (0.28)        (0.09)         (0.37)        9.83
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Six months ended 06/30/09      6.06       0.04          0.45         0.49          --            --             --         6.55
Year ended 12/31/08            9.80       0.17         (3.76)       (3.59)      (0.11)        (0.04)         (0.15)        6.06
Year ended 12/31/07(f)        10.02       0.24         (0.13)        0.11       (0.24)        (0.09)         (0.33)        9.80
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Six months ended 06/30/09      6.06       0.04          0.44         0.48          --            --             --         6.54
Year ended 12/31/08            9.80       0.17         (3.76)       (3.59)      (0.11)        (0.04)         (0.15)        6.06
Year ended 12/31/07(f)        10.02       0.24         (0.13)        0.11       (0.24)        (0.09)         (0.33)        9.80
---------------------------------------------------------------------------------------------------------------------------------
CLASS R
Six months ended 06/30/09      6.07       0.06          0.44         0.50          --            --             --         6.57
Year ended 12/31/08            9.82       0.21         (3.78)       (3.57)      (0.14)        (0.04)         (0.18)        6.07
Year ended 12/31/07(f)        10.02       0.28         (0.13)        0.15       (0.26)        (0.09)         (0.35)        9.82
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Six months ended 06/30/09      6.09       0.07          0.44         0.51          --            --             --         6.60
Year ended 12/31/08(f)         7.56       0.05         (1.32)       (1.27)      (0.16)        (0.04)         (0.20)        6.09
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                           RATIO OF         RATIO OF
                                                           EXPENSES         EXPENSES
                                                          TO AVERAGE     TO AVERAGE NET   RATIO OF NET
                                                          NET ASSETS     ASSETS WITHOUT    INVESTMENT
                                        NET ASSETS,    WITH FEE WAIVERS    FEE WAIVERS   INCOME (LOSS)
                             TOTAL     END OF PERIOD    AND/OR EXPENSE   AND/OR EXPENSE    TO AVERAGE    PORTFOLIO
                           RETURN(b)  (000S OMITTED)  REIMBURSEMENTS(c)  REIMBURSEMENTS    NET ASSETS   TURNOVER(d)
-------------------------------------------------------------------------------------------------------------------
CLASS A
Six months ended 06/30/09      8.37%      $3,019             0.34%(e)          5.59%(e)       2.10%(e)       11%
Year ended 12/31/08          (36.00)       1,907             0.41              8.63           2.88           29
Year ended 12/31/07(f)         1.81          901             0.54(g)          22.43(g)        3.26(g)        20
-------------------------------------------------------------------------------------------------------------------
CLASS B
Six months ended 06/30/09      8.09          617             1.09(e)           6.34(e)        1.35(e)        11
Year ended 12/31/08          (36.53)         522             1.16              9.38           2.13           29
Year ended 12/31/07(f)         1.15          500             1.29(g)          23.18(g)        2.51(g)        20
-------------------------------------------------------------------------------------------------------------------
CLASS C
Six months ended 06/30/09      7.92          936             1.09(e)           6.34(e)        1.35(e)        11
Year ended 12/31/08          (36.53)         597             1.16              9.38           2.13           29
Year ended 12/31/07(f)         1.15          277             1.29(g)          23.18(g)        2.51(g)        20
-------------------------------------------------------------------------------------------------------------------
CLASS R
Six months ended 06/30/09      8.24        1,106             0.59(e)           5.84(e)        1.85(e)        11
Year ended 12/31/08          (36.27)         432             0.66              8.88           2.63           29
Year ended 12/31/07(f)         1.59          153             0.79(g)          22.68(g)        3.01(g)        20
-------------------------------------------------------------------------------------------------------------------
CLASS Y
Six months ended 06/30/09      8.37           73             0.09(e)           5.34(e)        2.35(e)        11
Year ended 12/31/08(f)       (16.73)          24             0.10(g)          10.26(g)        3.19(g)        29
___________________________________________________________________________________________________________________
===================================================================================================================



(a)    Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return. Estimated acquired fund fees from underlying funds were 0.78% for the six months ended June 30, 2009 and the year ended December 31, 2008 and 0.81% for the year ended December 31, 2007.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are annualized and based on average daily net assets (000's omitted) of $2,265, $533, $736, $684 and $37 for Class A, Class B, Class C, Class R and Class Y shares, respectively.
(f) Commencement date of January 31, 2007 for Class A, Class B, Class C and Class R shares and October 3, 2008 for Class Y shares.
(g)    Annualized.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------



BALANCED-RISK RETIREMENT 2050


                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD   (LOSS)(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Six months ended 06/30/09    $ 5.87      $0.04        $ 0.43       $ 0.47      $   --        $   --         $   --        $6.34
Year ended 12/31/08            9.78       0.17         (3.84)       (3.67)      (0.17)        (0.07)         (0.24)        5.87
Year ended 12/31/07(f)        10.02       0.29         (0.14)        0.15       (0.29)        (0.10)         (0.39)        9.78
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Six months ended 06/30/09      5.84       0.02          0.43         0.45          --            --             --         6.29
Year ended 12/31/08            9.75       0.11         (3.82)       (3.71)      (0.13)        (0.07)         (0.20)        5.84
Year ended 12/31/07(f)        10.02       0.21         (0.13)        0.08       (0.25)        (0.10)         (0.35)        9.75
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Six months ended 06/30/09      5.85       0.02          0.43         0.45          --            --             --         6.30
Year ended 12/31/08            9.76       0.10         (3.81)       (3.71)      (0.13)        (0.07)         (0.20)        5.85
Year ended 12/31/07(f)        10.02       0.21         (0.12)        0.09       (0.25)        (0.10)         (0.35)        9.76
---------------------------------------------------------------------------------------------------------------------------------
CLASS R
Six months ended 06/30/09      5.85       0.04          0.43         0.47          --            --             --         6.32
Year ended 12/31/08            9.77       0.14         (3.84)       (3.70)      (0.15)        (0.07)         (0.22)        5.85
Year ended 12/31/07(f)        10.02       0.26         (0.14)        0.12       (0.27)        (0.10)         (0.37)        9.77
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Six months ended 06/30/09      5.87       0.05          0.43         0.48          --            --             --         6.35
Year ended 12/31/08(f)         7.42       0.04         (1.35)       (1.31)      (0.17)        (0.07)         (0.24)        5.87
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                           RATIO OF         RATIO OF
                                                           EXPENSES         EXPENSES
                                                          TO AVERAGE     TO AVERAGE NET   RATIO OF NET
                                                          NET ASSETS     ASSETS WITHOUT    INVESTMENT
                                        NET ASSETS,    WITH FEE WAIVERS    FEE WAIVERS   INCOME (LOSS)
                             TOTAL     END OF PERIOD    AND/OR EXPENSE   AND/OR EXPENSE    TO AVERAGE    PORTFOLIO
                           RETURN(b)  (000S OMITTED)  REIMBURSEMENTS(c)  REIMBURSEMENTS    NET ASSETS   TURNOVER(d)
-------------------------------------------------------------------------------------------------------------------
CLASS A
Six months ended 06/30/09      8.01%      $1,797             0.34%(e)          9.27%(e)       1.56%(e)       10%
Year ended 12/31/08          (37.51)       1,248             0.42             11.10           2.10           27
Year ended 12/31/07(f)         1.55        1,177             0.54(g)          24.63(g)        3.01(g)        20
-------------------------------------------------------------------------------------------------------------------
CLASS B
Six months ended 06/30/09      7.71          336             1.09(e)          10.02(e)        0.81(e)        10
Year ended 12/31/08          (38.03)         214             1.17             11.85           1.35           27
Year ended 12/31/07(f)         0.80          184             1.29(g)          25.38(g)        2.26(g)        20
-------------------------------------------------------------------------------------------------------------------
CLASS C
Six months ended 06/30/09      7.69          408             1.09(e)          10.02(e)        0.81(e)        10
Year ended 12/31/08          (37.99)         253             1.17             11.85           1.35           27
Year ended 12/31/07(f)         0.90          150             1.29(g)          25.38(g)        2.26(g)        20
-------------------------------------------------------------------------------------------------------------------
CLASS R
Six months ended 06/30/09      8.03          565             0.59(e)           9.52(e)        1.31(e)        10
Year ended 12/31/08          (37.78)         275             0.67             11.35           1.85           27
Year ended 12/31/07(f)         1.29          151             0.79(g)          24.88(g)        2.76(g)        20
-------------------------------------------------------------------------------------------------------------------
CLASS Y
Six months ended 06/30/09      8.18           48             0.09(e)           9.02(e)        1.81(e)        10
Year ended 12/31/08(f)       (17.57)          42             0.09(g)          19.27(g)        2.43(g)        27
___________________________________________________________________________________________________________________
===================================================================================================================



(a)    Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return. Estimated acquired fund fees from underlying funds were 0.78% for the six months ended June 30, 2009 and the year ended December 31, 2008 and 0.82% for the year ended December 31, 2007.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are annualized and based on average daily net assets (000's omitted) of $1,378, $251, $315, $381 and $42 for Class A, Class B, Class C, Class R and Class Y shares, respectively.
(f) Commencement date of January 31, 2007 for Class A, Class B, Class C and Class R shares and October 3, 2008 for Class Y shares.
(g)    Annualized.

                                  THE AIM FUNDS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all of the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each fund may offer multiple classes of shares and not all funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular fund's share classes. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares, AIM Summit Fund offers Class P shares and AIM Charter Fund, AIM Conservative Allocation Fund, AIM Growth Allocation Fund, AIM Moderate Allocation Fund and AIM Summit Fund offer Class S shares.

                          AIM FUND RETAIL SHARE CLASSES

CLASS A                   CLASS A3            CLASS B            CLASS C        CLASS R             CLASS Y         INVESTOR CLASS
-------------------- ----------------- --------------------- -------------- --------------- ---------------------- ----------------
-  Initial           -  No             -  No initial         -  No          -  No           -  No initial          -  No
   sales charge         initial           sales charge          initial        initial         sales charge           initial
   which may be         sales charge                            sales          sales                                  sales charge
   waived or                                                    charge         charge
   reduced

-  Contingent        -  No             -  Contingent         -  Contingent  -  Contingent    -  No                  -  No
   deferred sales       contingent        deferred sales        deferred       deferred        contingent             contingent
   charge on            deferred          charge on             sales          sales           deferred sales         deferred
   certain              sales charge      redemptions           charge         charge on       charge                 sales charge
   redemptions                            within six years      on             certain
                                                                redemptions    redemptions
                                                                within
                                                                one
                                                                year(3)


-  12b-1 fee         -  12b-1          -  12b-1 fee          -  12b-1       -  12b-1 fee    -  No 12b-1 fee        -  12b-1
   of 0.25%(1)          fee of 0.25%      of 1.00%              fee of         of 0.50%                               fee of
                                                                1.00%(4)                                              0.25%(1)


                     -  Does           -  Converts           -  Does        -  Does         -  Does not            -  Does
                        not convert       to Class A            not            not             convert to Class       not convert
                        to                shares on or          convert        convert to      A shares               to
                        Class A           about the end of      to             Class A                                Class A
                        shares            the month which       Class A        shares                                 shares
                                          is at least           shares
                                          eight years
                                          after the date
                                          on which shares
                                          were purchased
                                          along with a pro
                                          rata portion of
                                          reinvested
                                          dividends and
                                          distributions(2)

-  Generally         -  Available      -  Available          -  Generally   -  Generally,   -  Generally,          -  Generally
   more                 only for a        only to               more           available       available only to      closed to
   appropriate for      limited           investors with a      appropriate    only to         investors who          new investors
   long-term            number of         total account         for            employee        purchase through
   investors            funds             balance less          short-term     benefit         fee-based
                                          than $100,000.        investors      plans           advisory accounts
                                          The total                                            with an approved
                                          account value      -  Purchase                       financial
                                          for this purpose      orders                         intermediary or
                                          includes all          limited                        to any current,
                                          accounts              to                             former or retired
                                          eligible for          amounts                        trustee,
                                          Rights of             less                           director, officer
                                          Accumulation.         than                           or employee (or
                                                                $1,000,000                     immediate family
                                                                                               member of a
                                                                                               current, former
                                                                                               or retired
                                                                                               trustee,
                                                                                               director, officer
                                                                                               or employee) of
                                                                                               any AIM Fund or
                                                                                               of Invesco Ltd.
                                                                                               or any of its
                                                                                               subsidiaries.

(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

IMPORTANT NOTE: Recently, the Internal Revenue Service (IRS) issued regulations significantly impacting the 403(b) market. The new regulations increased administrative duties and information-sharing responsibilities for both 403(b) plan sponsors and account custodians beginning January 1, 2009. In response to the new IRS regulations and beginning on January 1, 2009, Invesco Aim, on behalf of Invesco National Trust Company (INTC), no longer accepts transfers of assets or contributions to existing 403(b) plan accounts for which INTC serves as custodian ("AIM 403(b) Accounts"). Accordingly, effective January 1, 2009, AIM fund shares of any class are unavailable for purchase by AIM 403(b) Accounts (except in the case of payments on outstanding loans).

     We will continue to maintain and service participants' AIM 403(b) Accounts and participants may leave assets invested therein; however, any contributions received after December 31, 2008 will be refused.

     Purchases of eligible share classes in respect of non-AIM 403(b) plan accounts for which parties unaffiliated with Invesco Aim serve as custodian will continue to be accepted after December 31, 2008.

                                  THE AIM FUNDS

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

CLASS R SHARES

Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to
Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

CLASS S SHARES

Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12-months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor's systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 20-year extended investment option. Class S shares have a 12b-1 fee of 0.15%.

CLASS Y SHARES

Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Eligible employee benefit plan, other than Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries.

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to Invesco Aim Distributors, Inc. (Invesco Aim Distributors) to compensate or reimburse, as applicable, Invesco Aim Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

                                  THE AIM FUNDS

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

-    All funds, Class Y shares

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------             ----------   ----------
             Less than $   25,000       5.50%       5.82%
$ 25,000 but less than $   50,000       5.25        5.54
$ 50,000 but less than $  100,000       4.75        4.99
$100,000 but less than $  250,000       3.75        3.90
$250,000 but less than $  500,000       3.00        3.09
$500,000 but less than $1,000,000       2.00        2.04

CATEGORY II INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                      OFFERING     AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------             ----------   ----------
             Less than $   50,000       4.75%       4.99%
$ 50,000 but less than $  100,000       4.00        4.17
$100,000 but less than $  250,000       3.75        3.90
$250,000 but less than $  500,000       2.50        2.56
$500,000 but less than $1,000,000       2.00        2.04

CATEGORY III INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                      OFFERING     AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------             ----------   ----------
             Less than $  100,000       1.00%       1.01%
$100,000 but less than $  250,000       0.75        0.76
$250,000 but less than $1,000,000       0.50        0.50

CATEGORY IV INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                      OFFERING     AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------             ----------   ----------
             Less than $  100,000       2.50%       2.56%
$100,000 but less than $  250,000       2.00        2.04
$250,000 but less than $  500,000       1.50        1.52
$500,000 but less than $1,000,000       1.25        1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. This includes any foundation, trust or eligible employee benefit plan maintained by any of the persons listed above.

- Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Eligible employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

                                  THE AIM FUNDS

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P, R, S or Y) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P, S and Y redemptions may be reinvested only into Class A shares with no initial sales charge.

     This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If Invesco Aim Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                           5%        1%
Second                          4      None
Third                           3      None
Fourth                          3      None
Fifth                           2      None
Sixth                           1      None
Seventh and following        None      None

                                  THE AIM FUNDS

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

- Class S shares of AIM Charter Fund, AIM Conservative Allocation Fund, AIM Growth Allocation Fund, AIM Moderate Allocation Fund and AIM Summit Fund.

-    Class Y shares of any fund.

CDSCS UPON CONVERTING TO CLASS Y SHARES

If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Core Equity Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

                                 THE AIM FUNDS

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, A3, B, C, Y and Investor Class shares for fund accounts are as follows:

                                                                       INITIAL     ADDITIONAL
                                                                     INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                                       PER FUND      PER FUND
---------------                                                      ----------   -----------
Asset or fee-based accounts managed by your financial advisor            None         None
Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans        None         None
IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is
   purchasing shares through a systematic purchase plan                $   25        $  25
All other accounts if the investor is purchasing shares through a
   systematic purchase plan                                                50           50
IRAs, Roth IRAs and Coverdell ESAs                                        250           25
All other accounts                                                      1,000           50

Invesco Aim Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARES

                                 THE AIM FUNDS


                          OPENING AN ACCOUNT                                   ADDING TO AN ACCOUNT
                          ------------------                                   --------------------
Through a Financial       Contact your financial advisor.                      Contact your financial advisor.
Advisor

By Mail                   Mail completed account application and check to      Mail your check and the remittance slip from your
                          the transfer agent, Invesco Aim Investment           confirmation statement to the transfer agent.
                          Services, Inc., P.O. Box 4739, Houston, TX           Invesco Aim does NOT accept the following types
                          77210-4739. Invesco Aim does NOT accept the          of payments: Credit Card Checks, Third Party
                          following types of payments: Credit Card Checks,     Checks, and Cash*.
                          Third Party Checks, and Cash*.

By Wire                   Mail completed account application to the            Call the transfer agent to receive a reference
                          transfer agent. Call the transfer agent at (800)     number. Then, use the wire instructions provided
                          959-4246 to receive a reference number. Then, use    below.
                          the wire instructions provided below.

Wire Instructions         Beneficiary Bank ABA/Routing #: 021000021
                          Beneficiary Account Number: 00100366807
                          Beneficiary Account Name: Invesco Aim Investment
                          Services, Inc.
                          RFB: Fund Name, Reference #
                          OBI: Your Name, Account #

By Telephone              Open your account using one of the methods           Select the Bank Account Information option on
                          described above.                                     your completed account application or complete a
                                                                               Systematic Options and Bank Information Form.
                                                                               Mail the application or form to the transfer
                                                                               agent. Once the transfer agent has received the
                                                                               form, call the transfer agent at the number below
                                                                               to place your purchase order.

Automated Investor Line   Open your account using one of the methods           Call the Invesco Aim 24-hour Automated Investor
                          described above.                                     Line at 1-800-246-5463. You may place your order
                                                                               after you have provided the bank instructions
                                                                               that will be requested.

By Internet               Open your account using one of the methods           Access your account at www.invescoaim.com. The
                          described above.                                     proper bank instructions must have been provided
                                                                               on your account. You may not purchase shares in
                                                                               retirement accounts on the internet.

* In addition, Invesco Aim does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier's checks, official checks, bank drafts, traveler's checks, treasurer's checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per fund for all other types of accounts. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco Aim's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco Aim's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY INVESCO AIM DISTRIBUTORS

Invesco Aim Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

                                 THE AIM FUNDS

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the funds' net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial       Contact your financial advisor or intermediary (including your retirement
Advisor or Other          plan administrator).
Intermediary

By Mail                   Send a written request to the transfer agent which includes:

                          -    Original signatures of all registered owners/trustees;

                          -    The dollar value or number of shares that you wish to redeem;

                          -    The name of the fund(s) and your account number; and

                          -    Signature guarantees, if necessary (see below).

                          The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.

By Telephone              Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

                          -    Your redemption proceeds are to be mailed to your address on record
                               (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                          -    You do not hold physical share certificates;

                          -    You can provide proper identification information;

                          -    Your redemption proceeds do not exceed $250,000 per fund; and

                          -    You have not previously declined the telephone redemption privilege.

                          You may, in limited circumstances, initiate a redemption from an Invesco
                          Aim IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Automated Investor Line   Call the Invesco Aim 24-hour Automated Investor Line at 1-800-246-5463.
                          You may place your redemption order after you have provided the bank instructions that will be requested.

By Internet               Place your redemption request at www.invescoaim.com. You will be allowed to redeem by Internet if:

                          -    You do not hold physical share certificates;

                          -    You can provide proper identification information;

                          -    Your redemption proceeds do not exceed $250,000 per fund; and

                          -    You have already provided proper bank information.

                          Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

TIMING AND METHOD OF PAYMENT

We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

     Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

- AIM Money Market Fund, AIM Cash Reserve Shares, Class Y shares and Investor Class shares

- AIM Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

                                 THE AIM FUNDS

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM             EXCHANGE TO
-------------             -----------
AIM Cash Reserve Shares   Class A, A3, B, C, R, Y*, Investor Class
Class A                   Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Class A3                  Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Investor Class            Class A, A3, Y*, Investor Class
Class P                   Class A, A3, AIM Cash Reserve Shares
Class S                   Class A, A3, S, AIM Cash Reserve Shares
Class B                   Class B
Class C                   Class C, Y*
Class R                   Class R
Class Y                   Class Y

* You may exchange your AIM Cash Reserve Shares, Class A shares, Class A3 shares, Class C shares or Investor Class shares for Class Y shares of the same fund if you otherwise qualify to buy that fund's Class Y shares. Please consult your financial advisor to discuss the tax implications, if any, of all exchanges into Class Y shares of the same fund.

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 shares of those funds.

                                 THE AIM FUNDS

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

- AIM Cash Reserve shares, Class A shares, Class A3 shares, Class C shares or Investor Class shares of one fund can not be exchanged for Class Y shares of a different fund.

- All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all

                                 THE AIM FUNDS

appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the fund will calculate its net asset value as of the time of such closing.

     From time to time and in circumstances deemed appropriate by Invesco Aim in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

                                 THE AIM FUNDS

     The Balanced-Risk Allocation Fund may invest up to 25% of its total assets in shares of its Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current net asset value per share every regular business day. The value of shares of the Subsidiary will fluctuate with the value of the Subsidiary's portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the fund, which require, among other things, that each of the Subsidiary's portfolio investments be marked-to-market (that is, the value on the Subsidiary's books changes) each business day to reflect changes in the market value of the investment.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the funds' net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, if you are a taxable investor, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes. This is true whether you reinvest distributions in additional fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year. Investors should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" where applicable in the fund's prospectus. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions of net short-term capital gains are taxable to you as ordinary income. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss.

- Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your fund shares.

- If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available with respect to taxable years of a fund beginning before January 1, 2011, unless such provision is extended or made permanent, for dividends derived from a fund's investment in stocks of domestic corporations and qualified foreign corporations. In the case of a fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the fund will be eligible for taxation at these reduced rates.

- Distributions declared to shareholders with a record date in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. For tax purposes, an exchange of your shares for shares of another fund is the same as a sale.

- If you invest in a fund shortly before it makes a capital gains distribution, the distribution will lower the value of the fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is sometimes referred to as "buying a dividend."

- By law, if you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

- You will not be required to include the portion of dividends paid by the fund derived from interest on federal obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the fund on federal obligations for the particular days on which you hold shares.

- Fund distributions and gains from sale or exchange of your fund shares generally are subject to state and local income taxes.

- If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

- Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a fund.

                                 THE AIM FUNDS

     The preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing in a fund.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of initial sales charges and from payments to Invesco Aim Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

                                 THE AIM FUNDS

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

                                 THE AIM FUNDS

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the funds and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the funds' investments. Each fund's annual report also discusses the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year. Each fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. Each fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about the funds, another fund in The AIM Family of Funds-- Registered Trademark-- or your account, or wish to obtain free copies of the funds' current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:        (800) 959-4246

ON THE INTERNET:     You can send us a request by e-mail or download prospectuses, SAIs, annual or semiannual reports via our website: http://www.invescoaim.com


You can also review and obtain copies of the funds' SAI, financial reports, the funds' Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


---------------------------------------------------------------------------------

AIM Balanced-Risk Retirement Now Fund      AIM Balanced-Risk Retirement 2030 Fund
AIM Balanced-Risk Retirement 2010 Fund     AIM Balanced-Risk Retirement 2040 Fund
AIM Balanced-Risk Retirement 2020 Fund     AIM Balanced-Risk Retirement 2050 Fund
SEC 1940 Act file number: 811-02699
---------------------------------------------------------------------------------





invescoaim.com    ABRR-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                           AIM BALANCED-RISK RETIREMENT NOW FUND
                                   (formerly known as AIM Independence Now Fund)
                           AIM BALANCED-RISK RETIREMENT 2010 FUND
                                  (formerly known as AIM Independence 2010 Fund)
                           AIM BALANCED-RISK RETIREMENT 2020 FUND
                                  (formerly known as AIM Independence 2020 Fund)
                           AIM BALANCED-RISK RETIREMENT 2030 FUND
                                  (formerly known as AIM Independence 2030 Fund)
                           AIM BALANCED-RISK RETIREMENT 2040 FUND
                                  (formerly known as AIM Independence 2040 Fund)
                           AIM BALANCED-RISK RETIREMENT 2050 FUND
                                  (formerly known as AIM Independence 2050 Fund)

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------
                                                               November 4, 2009

INSTITUTIONAL CLASSES

AIM Balanced-Risk Retirement Now Fund's investment objective is to provide real return and, as a secondary objective, capital preservation.

AIM Balanced-Risk Retirement 2010 Fund's, AIM Balanced-Risk Retirement 2020 Fund's, AIM Balanced-Risk Retirement 2030 Fund's, AIM Balanced-Risk Retirement 2040 Fund's and AIM Balanced-Risk Retirement 2050 Fund's investment objectives are to provide total return with a low to moderate correlation to traditional financial market indices and, as a secondary objective, capital preservation.

--------------------------------------------------------------------------------

This prospectus contains important information about the Institutional Class shares of the funds. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the funds:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND
  RISKS                                       1
- - - - - - - - - - - - - - - - - - - - - - - - -
OBJECTIVES AND STRATEGIES                     1
- - - - - - - - - - - - - - - - - - - - - - - - -
Balanced-Risk Retirement Now                  1
Balanced-Risk Retirement 2010                 1
Balanced-Risk Retirement 2020                 2
Balanced-Risk Retirement 2030                 2
Balanced-Risk Retirement 2040                 3
Balanced-Risk Retirement 2050                 3
All Funds                                     4
AIM Balanced-Risk Allocation Fund Summary     5

RISKS                                         6
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       9
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          9
Performance Table                            11

FEE TABLE AND EXPENSE EXAMPLE                14
- - - - - - - - - - - - - - - - - - - - - - - - -
Fee Table                                    14
Expense Example                              14
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                15
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS             16
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                              16
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                 16
Advisor Compensation                         17
Portfolio Managers                           17
OTHER INFORMATION                            18
- - - - - - - - - - - - - - - - - - - - - - - - -
Dividends and Distributions                  18
Suitability for Investors                    18
FINANCIAL HIGHLIGHTS                         19
- - - - - - - - - - - - - - - - - - - - - - - - -
GENERAL INFORMATION                         A-1
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchasing Shares                           A-1
Redeeming Shares                            A-1
Exchanging Shares                           A-3
Rights Reserved by the Funds                A-3
Payments to Financial Advisors              A-3
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures               A-4
Pricing of Shares                           A-5
Taxes                                       A-6

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVES AND STRATEGIES


AIM BALANCED-RISK RETIREMENT NOW FUND (BALANCED-RISK RETIREMENT NOW)
The fund's investment objective is to provide real return and, as a secondary objective, capital preservation. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its investment objective by building a portfolio that includes Balanced-Risk Allocation (as defined herein) and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The portfolio managers allocate the fund's assets among the Balanced-Risk Allocation and two affiliated money market funds according to a real return strategy designed to protect against the loss of capital, inflation risk and longevity risk -- the risk that an investor outlives their retirement savings. The fund will generally rebalance its assets to the fund's target allocations on a monthly basis.

    Consistent with the fund's real return and capital preservation objectives, the fund is designed for investors who expect to need all or most of their money in the fund at retirement and for investors who plan to withdraw the value of their account in the fund gradually after retirement. The fund has an approximate target asset allocation of 60% in Balanced-Risk Allocation and 40% in two affiliated money market funds (20% in the Liquid Assets Portfolio and 20% in the Premier Portfolio), as of November 4, 2009.

    The fund's investment in Balanced-Risk Allocation provides exposure to U.S. and international fixed income, equity and commodity markets through derivatives and other financially-linked instruments. Balanced-Risk Allocation's investments in certain derivatives may create significant leveraged exposure to certain equity, fixed income and commodity markets. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested. This means that Balanced-Risk Allocation, as an underlying fund, could lose more than originally invested in the derivative. For more information on Balanced-Risk Allocation, see "AIM Balanced-Risk Allocation Fund Summary" below.

    An investment in the fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the fund will provide adequate income at or through your retirement.

AIM BALANCED-RISK RETIREMENT 2010 FUND (BALANCED-RISK RETIREMENT 2010)
The fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices and, as a secondary objective, capital preservation. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its investment objective by building a portfolio that includes Balanced-Risk Allocation (as defined herein) and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The portfolio managers allocate the fund's assets among Balanced-Risk Allocation and two affiliated money market funds according to a strategy designed to minimize volatility and provide total return and capital loss protection. The fund will generally rebalance its assets to the fund's target allocations on a monthly basis.

    The fund is designed for investors whose target retirement date is in or about the year 2010. The date in the fund name, 2010, refers to the approximate date an investor in the fund plans to retire and stop making new investments in the fund. Consistent with the fund's final target allocation and the resulting real return and capital preservation objectives, the fund is designed for investors who expect to need all or most of their money in the fund at the target date and for investors who plan to withdraw the value of their account in the fund gradually after retirement, in or about the year 2010. The fund has an approximate target asset allocation of 63% in Balanced-Risk Allocation and 37% in two affiliated money market funds (approximately 18.5% in the Liquid Assets Portfolio and 18.5% in the Premier Portfolio), as of November 4, 2009.

    The following table lists the expected market exposure through the underlying fund, Balanced-Risk Allocation, to equities, commodities and fixed income. The table also includes the expected market exposure through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Balanced-Risk Allocation to reflect the near-term market environment around the strategic allocations. Due to the use of leverage in the underlying fund, Balanced-Risk Allocation, the percentages may not equal 100%.

                                                                        1 YEAR FROM RETIREMENT
                                                               ----------------------------------------
                                                               MINIMUM   STRATEGIC ALLOCATION   MAXIMUM
                                                               ----------------------------------------
Equities                                                         10.1%           19.0%            40.0%
-------------------------------------------------------------------------------------------------------
Commodities                                                       8.8%           13.9%            22.8%
-------------------------------------------------------------------------------------------------------
Fixed Income                                                     30.6%           54.4%            87.6%
-------------------------------------------------------------------------------------------------------
Cash Equivalents                                                 37.0%           37.0%            37.0%
-------------------------------------------------------------------------------------------------------




    The fund's investment in Balanced-Risk Allocation provides exposure to U.S. and international fixed income, equity and commodity markets through derivatives and other financially-linked instruments. Balanced-Risk Allocation's investments in certain derivatives may create significant leveraged exposure to certain equity, fixed income and commodity markets. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested. This means that Balanced-Risk Allocation, as an underlying fund, could lose more than originally invested in the derivative. For more information on Balanced-Risk Allocation, see "AIM Balanced-Risk Allocation Fund Summary" below.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (continued)
-------------------------------------------------------------------------------



    Reflecting a pre-retiree's need to reduce exposure to market risk, minimize volatility and protect accumulated wealth as investors approach their target retirement date, the fund is currently transitioning from an accumulation strategy to a real return strategy. This is occurring through a gradual reduction in the allocation to Balanced-Risk Allocation and increasing the allocation to cash. Once the fund reaches its target retirement date, the fund's asset allocation is anticipated to become a static allocation similar to that of Balanced-Risk Retirement Now. At the target retirement date, the fund will follow a real return strategy designed to protect against the loss of capital, inflation risk and longevity risk -- the risk that an investor outlives their retirement savings. Balanced-Risk Retirement Now has an approximate target asset allocation of 60% in Balanced-Risk Allocation and 40% in two affiliated money market funds (20% in the Liquid Assets Portfolio and 20% in the Premier Portfolio), as of November 4, 2009.

AIM BALANCED-RISK RETIREMENT 2020 FUND (BALANCED-RISK RETIREMENT 2020)

The fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices and, as a secondary objective, capital preservation. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its investment objective by building a portfolio that includes Balanced-Risk Allocation (as defined herein) and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The portfolio managers allocate the fund's assets among Balanced-Risk Allocation and two affiliated money market funds according to a strategy designed to minimize volatility and provide total return and capital loss protection. The fund will generally rebalance its assets to the fund's target allocations on a monthly basis.

    The fund is designed for investors whose target retirement date is in or about the year 2020. The date in the fund name, 2020, refers to the approximate date an investor in the fund plans to retire and stop making new investments in the fund. Consistent with the fund's final target allocation and the resulting real return and capital preservation objectives, the fund is designed for investors that expect to need all or most of their money in the fund at the target date and for investors who plan to withdraw the value of their account in the fund gradually after retirement, in or about the year 2020. The fund has an approximate target asset allocation of 100% in Balanced-Risk Allocation, as of November 4, 2009.

    The fund will invest 100% of it's assets in Balanced Risk Allocation until approximately 10 years prior to the fund's target retirement date at which time the fund will begin transitioning from an accumulation strategy to a real return strategy. For example, Balanced-Risk Retirement 2020 will begin moving to cash in the year 2010. This will occur by gradually reducing the allocation to Balanced-Risk Allocation and increasing the allocation to cash. This reflects a need to reduce exposure to market risk, minimize volatility and protect accumulated wealth as the investor approaches their target retirement date. Once the fund reaches it's target retirement date, the fund's asset allocation is anticipated to become a static allocation similar to that of Balanced-Risk Retirement Now. At the target retirement date, the fund will follow a real return strategy designed to protect against the loss of capital, inflation risk and longevity risk- the risk that an investor outlives their retirement savings. Balanced-Risk Retirement Now has an approximate target asset allocation of 60% in Balanced-Risk Allocation and 40% in two affiliated money market funds (20% in the Liquid Assets Portfolio and 20% in the Premier Portfolio), as of November 4, 2009.

    The fund's investment in Balanced-Risk Allocation provides exposure to U.S. and international fixed income, equity and commodity markets through derivatives and other financially-linked instruments. Balanced-Risk Allocation's investments in certain derivatives may create significant leveraged exposure to certain equity, fixed income and commodity markets. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested. This means that Balanced-Risk Allocation, as an underlying fund, could lose more than originally invested in the derivative. For more information on Balanced-Risk Allocation, see "AIM Balanced-Risk Allocation Fund Summary" below.

BALANCED-RISK RETIREMENT 2030 FUND (BALANCED-RISK RETIREMENT 2030)

The fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices and, as a secondary objective, capital preservation. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its investment objective by building a portfolio that includes Balanced-Risk Allocation (as defined herein) and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The portfolio managers allocate the fund's assets among Balanced-Risk Allocation and two affiliated money market funds according to a strategy designed to minimize volatility and provide total return and capital loss protection. The fund will generally rebalance its assets to the fund's target allocations on a monthly basis.

    The fund is designed for investors whose target retirement date is in or about the year 2030. The date in the fund name, 2030, refers to the approximate date an investor in the fund plans to retire and stop making new investments in the fund. Consistent with the fund's final target allocation and the resulting real return and capital preservation objectives, the fund is designed for investors that expect to need all or most of their money in the fund at the target date and for investors who plan to withdraw the value of their account in the fund gradually after retirement, in or about the year 2030. The fund has an approximate target asset allocation of 100% in Balanced-Risk Allocation, as of November 4, 2009.

    The fund will invest 100% of it's assets in Balanced Risk Allocation until approximately 10 years prior to the fund's target retirement date at which time the fund will begin transitioning from an accumulation strategy to a real return strategy. For example, Balanced-Risk Retirement 2020 will begin moving to cash in the year 2010. This will occur by gradually reducing the allocation to the Balanced-Risk Allocation and increasing the allocation to cash. This reflects a need to reduce exposure to market risk, minimize volatility and protect accumulated wealth as the investor approaches their target retirement date. Once the fund reaches it's target retirement date, the fund's asset allocation is anticipated to become a static allocation similar to that of Balanced-Risk Retirement Now. At the target retirement date, the fund will follow a real return strategy designed

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (continued)
-------------------------------------------------------------------------------


to protect against the loss of capital, inflation risk and longevity risk- the risk that an investor outlives their retirement savings. Balanced-Risk Retirement Now has an approximate target asset allocation of 60% in Balanced-Risk Allocation and 40% in two affiliated money market funds (20% in the Liquid Assets Portfolio and 20% in the Premier Portfolio), as of November 4, 2009.

    The fund's investment in Balanced-Risk Allocation provides exposure to U.S. and international fixed income, equity and commodity markets through derivatives and other financially-linked instruments. Balanced-Risk Allocation's investments in certain derivatives may create significant leveraged exposure to certain equity, fixed income and commodity markets. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested. This means that Balanced-Risk Allocation, as an underlying fund, could lose more than originally invested in the derivative. For more information on Balanced-Risk Allocation, see "AIM Balanced-Risk Allocation Fund Summary" below.

AIM BALANCED-RISK RETIREMENT 2040 FUND (BALANCED-RISK RETIREMENT 2040)

The fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices and, as a secondary objective, capital preservation. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its investment objective by building a portfolio that includes Balanced-Risk Allocation (as defined herein) and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The portfolio managers allocate the fund's assets among Balanced-Risk Allocation and the money market funds according to a strategy designed to minimize volatility and provide total return and capital loss protection. The fund will generally rebalance its assets to the fund's target allocations on a monthly basis.

    The fund is designed for investors whose target retirement date is in or about the year 2040. The date in the fund name, 2040, refers to the approximate date an investor in the fund plans to retire and stop making new investments in the fund. Consistent with the fund's final target allocation and the resulting real return and capital preservation objectives, the fund is designed for investors that expect to need all or most of their money in the fund at the target date and for investors who plan to withdraw the value of their account in the fund gradually after retirement, in or about the year 2040. The fund has an approximate target asset allocation of 100% in Balanced-Risk Allocation, as of November 4, 2009.

    The fund will invest 100% of it's assets in Balanced Risk Allocation until approximately 10 years prior to the fund's target retirement date at which time the fund will begin transitioning from an accumulation strategy to a real return strategy. For example, Balanced-Risk Retirement 2020 will begin moving to cash in the year 2010. This will occur by gradually reducing the allocation to Balanced-Risk Allocation and increasing the allocation to cash. This reflects a need to reduce exposure to market risk, minimize volatility and protect accumulated wealth as the investor approaches their target retirement date. Once the fund reaches it's target retirement date, the fund's asset allocation is anticipated to become a static allocation similar to that of Balanced-Risk Retirement Now. At the target retirement date, the fund will follow a real return strategy designed to protect against the loss of capital, inflation risk and longevity risk- the risk that an investor outlives their retirement savings. Balanced-Risk Retirement Now has an approximate target asset allocation of 60% in Balanced-Risk Allocation and 40% in two affiliated money market funds (20% in the Liquid Assets Portfolio and 20% in the Premier Portfolio), as of November 4, 2009.

    The fund's investment in Balanced-Risk Allocation provides exposure to U.S. and international fixed income, equity and commodity markets through derivatives and other financially-linked instruments. Balanced-Risk Allocation's investments in certain derivatives may create significant leveraged exposure to certain equity, fixed income and commodity markets. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested. This means that Balanced-Risk Allocation, as an underlying fund, could lose more than originally invested in the derivative. For more information on Balanced-Risk Allocation, see "AIM Balanced-Risk Allocation Fund Summary" below.

AIM BALANCED-RISK RETIREMENT 2050 FUND (BALANCED-RISK RETIREMENT 2050)

The fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices and, as a secondary objective, capital preservation. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its investment objective by building a portfolio that includes Balanced-Risk Allocation (as defined herein) and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The portfolio managers allocate the fund's assets among Balanced-Risk Allocation and two affiliated money market funds according to a strategy designed to minimize volatility and provide total return and capital loss protection. The fund will generally rebalance its assets to the fund's target allocations on a monthly basis.

    The fund is designed for investors whose target retirement date is in or about the year 2050. The date in the fund name, 2050, refers to the approximate date an investor in the fund plans to retire and stop making new investments in the fund. Consistent with the fund's final target allocation and the resulting real return and capital preservation objectives, the fund is designed for investors that expect to need all or most of their money in the fund at the target date and for investors who plan to withdraw the value of their account in the fund gradually after retirement, in or about the year 2050. The fund has an approximate target asset allocation of 100% in Balanced-Risk Allocation, as of November 4, 2009.

    The fund will invest 100% of it's assets in Balanced Risk Allocation until approximately 10 years prior to the fund's target retirement date at which time the fund will begin transitioning from an accumulation strategy to a real return strategy. For example, Balanced-Risk Retirement 2020 will begin moving to cash in the year 2010. This will occur by gradually reducing the allocation to Balanced-Risk Allocation and increasing the allocation to cash. This reflects a need to reduce exposure to market risk, minimize volatility and protect accumulated wealth as the investor approaches their target retirement date. Once the fund reaches it's target retirement date, the fund's asset allocation is anticipated to become a static allocation similar to that of Balanced-Risk Retirement Now. At the target retirement date, the fund will follow a real return strategy designed

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (continued)
-------------------------------------------------------------------------------


to protect against the loss of capital, inflation risk and longevity risk- the risk that an investor outlives their retirement savings. Balanced-Risk Retirement Now has an approximate target asset allocation of 60% in Balanced-Risk Allocation and 40% in two affiliated money market funds (20% in the Liquid Assets Portfolio and 20% in the Premier Portfolio), as of November 4, 2009.

    The fund's investment in Balanced-Risk Allocation provides exposure to U.S. and international fixed income, equity and commodity markets through derivatives and other financially-linked instruments. Balanced-Risk Allocation's investments in certain derivatives may create significant leveraged exposure to certain equity, fixed income and commodity markets. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested. This means that Balanced-Risk Allocation, as an underlying fund, could lose more than originally invested in the derivative. For more information on Balanced-Risk Allocation, see "AIM Balanced-Risk Allocation Fund Summary" below.

ALL FUNDS

Each fund is a "fund of funds" and invests its assets in underlying funds rather than directly in individual securities. The underlying funds in which the funds invest are mutual funds advised by Invesco Aim Advisors, Inc. (the advisor or Invesco Aim). The funds and the underlying funds in which they invest are part of the same group of investment companies. Invesco Aim is an indirect wholly-owned subsidiary of Invesco Ltd.

    Each fund is non-diversified, which means that it may invest a greater percentage of its assets in any one issuer than may a diversified fund.

    The advisor monitors the selection of underlying funds to ensure that they continue to conform to expectations and will periodically rebalance a fund's investments in the underlying funds to keep them within their target weightings. The advisor may change a fund's asset class allocations, underlying funds or target weightings in the underlying funds without shareholder approval. Each fund currently expects to hold between 1 and 3 underlying funds.

    A list of the underlying funds and their approximate target fund weightings as of November 4, 2009 is set forth below:

                           BALANCED-RISK    BALANCED-RISK    BALANCED-RISK    BALANCED-RISK    BALANCED-RISK    BALANCED-RISK
                             RETIREMENT       RETIREMENT       RETIREMENT       RETIREMENT       RETIREMENT       RETIREMENT
UNDERLYING FUNDS                2050             2040             2030             2020             2010             NOW
-----------------------------------------------------------------------------------------------------------------------------
Balanced-Risk Allocation       100.00%          100.00%          100.00%          100.00%          63.00%           60.00%
-----------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio          0.00%            0.00%            0.00%            0.00%          18.50%           20.00%
-----------------------------------------------------------------------------------------------------------------------------
Premier Portfolio                0.00%            0.00%            0.00%            0.00%          18.50%           20.00%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                             100%             100%             100%             100%            100%             100%
-----------------------------------------------------------------------------------------------------------------------------



Note: Target fund weightings are rounded to the nearest hundredths and may not add to 100% due to rounding. See Statement of Additional Information for exact target weightings.

    Each fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. Each fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if a fund takes a temporary defensive position. A fund may take a temporary defensive position when it receives unusually large redemption requests or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect a fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, a fund may not achieve its investment objective.

    Once the asset allocation of each of Balanced-Risk Retirement 2010, Balanced-Risk Retirement 2020, Balanced-Risk Retirement 2030, Balanced-Risk Retirement 2040 and Balanced-Risk Retirement 2050 (each, a target date fund) has become similar to the asset allocation of the Balanced-Risk Retirement Now, the Board of Trustees may approve combining each such target date fund with Balanced-Risk Retirement Now if they determine that such a combination is in the best interests of the target date fund's shareholders. Such a combination will result in the shareholders of the target date fund owning shares of Balanced-Risk Retirement Now rather than their target date fund. The advisor expects such a combination to generally occur during the year of each fund's target retirement date, as indicated in its name. The Board of Trustees of the target date funds can vote on whether to approve these combinations without shareholder approval, although shareholders will be provided with advance notice in writing of any combination affecting their target date funds.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (continued)
-------------------------------------------------------------------------------



    The following chart displays how the advisor expects the asset allocations for the funds to change as their target retirement dates approach. The funds employ a risk-balanced optimization process which accounts for the flat glide path (The glide path is the rate at which the asset mix changes over time) until approximately 10 years from the target retirement date. The glide path will become more conservative on a quarterly basis approximately 10 years from the target retirement date by gradually reducing the allocation to Balanced-Risk Allocation and increasing the allocation to money market funds. The actual asset allocations for the funds may differ from those shown in the chart below.

                                     (CHART)


    The following table lists the expected market exposure through the underlying fund, Balanced-Risk Allocation, to equities, commodities and fixed income. The table also includes the expected market exposure through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Balanced-Risk Allocation to reflect the near-term market environment around the strategic allocations. Due to the use of leverage in the underlying fund, Balanced-Risk Allocation, the percentages may not equal 100%.

                              10-50 YEARS FROM RETIREMENT        5 YEARS FROM RETIREMENT            AT RETIREMENT DATE
                            ------------------------------   ------------------------------   ------------------------------
                                       STRATEGIC                        STRATEGIC                        STRATEGIC
                            MINIMUM   ALLOCATION   MAXIMUM   MINIMUM   ALLOCATION   MAXIMUM   MINIMUM   ALLOCATION   MAXIMUM
                            -------   ----------   -------   -------   ----------   -------   -------   ----------   -------
Equities                      15.8%      29.6%       62.5%     12.6%      23.7%       50.0%      9.5%      17.8%       37.5%
----------------------------------------------------------------------------------------------------------------------------
Commodities                   13.7%      20.8%       35.6%     11.0%      17.4%       28.5%      8.2%      13.0%       21.4%
----------------------------------------------------------------------------------------------------------------------------
Fixed Income                  47.8%      81.6%      136.9%     38.3%      68.0%      109.5%     28.7%      51.0%       82.1%
----------------------------------------------------------------------------------------------------------------------------
Cash Equivalents               0.0%       0.0%        0.0%     20.0%      20.0%       20.0%     40.0%      40.0%       40.0%
----------------------------------------------------------------------------------------------------------------------------




    The following table is intended to help investors select an appropriate fund in which to invest, based upon their target retirement date.

TARGET RETIREMENT DATE                                                             FUND
----------------------                                                             ----
Retire before 2010                                                    Balanced-Risk Retirement Now
2010 - 2014                                                           Balanced-Risk Retirement 2010
2015 - 2024                                                           Balanced-Risk Retirement 2020
2025 - 2034                                                           Balanced-Risk Retirement 2030
2035 - 2044                                                           Balanced-Risk Retirement 2040
2045 - 2054                                                           Balanced-Risk Retirement 2050


AIM BALANCED-RISK ALLOCATION FUND (BALANCED-RISK ALLOCATION) SUMMARY

As the primary underlying fund of the funds, Balanced-Risk Allocation's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Balanced-Risk Allocation's investment objective may be changed by its Board of Trustees without shareholder approval.

    Balanced-Risk Allocation seeks to achieve its investment objective by investing, under normal market conditions, in derivatives and other financially-linked instruments whose performance is expected to correspond to U.S. and international fixed income, equity and commodity markets. Balanced-Risk Allocation may invest in futures, swap agreements, including total return swaps, U.S. and foreign government debt securities and other securities and financially-linked instruments. Balanced-Risk Allocation will also invest in the Invesco Aim Cayman Commodity Fund I Ltd., its wholly-owned subsidiary organized under the laws of the Cayman Islands (the Subsidiary), to gain exposure to commodity markets. The Subsidiary, in turn, will invest in futures, exchange traded notes and other securities and financially-linked instruments. Balanced-

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (continued)
-------------------------------------------------------------------------------


Risk Allocation will maintain a significant percentage of its assets in cash and cash equivalent instruments including affiliated money market funds. Some of the cash holdings will serve as margin or collateral for Balanced-Risk Allocation's obligations under derivative transactions. Balanced-Risk Allocation's investments in certain derivatives may create significant leveraged exposure to certain equity, fixed income and commodity markets. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested. This means that Balanced-Risk Allocation could lose more than originally invested in the derivative.

    Balanced-Risk Allocation will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds. The Subsidiary is advised by the advisor and has a similar investment objective as Balanced-Risk Allocation. The Subsidiary, unlike Balanced-Risk Allocation, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes
(ETNs), that may provide leveraged and non-leveraged exposure to commodity markets. The Subsidiary also may hold cash and invest in cash equivalent instruments, including affiliated money market funds, some of which may serve as margin or collateral for the Subsidiary's derivative positions. Balanced-Risk Allocation may invest up to 25% of its total assets in the Subsidiary. Balanced-Risk Allocation will be subject to the risks associated with any investments by the Subsidiary to the extent of Balanced-Risk Allocation's investment in the Subsidiary.

    Relative to traditional balanced portfolios, Balanced-Risk Allocation will seek to provide greater capital loss protection during down markets. The portfolio's management team will seek to accomplish this through a three-step investment process.

    The first step involves asset selection. The management team begins the process by selecting representative assets to gain exposure to equity, fixed income and commodity markets from a universe of over fifty assets. The selection process first evaluates a particular asset's theoretical case for long-term excess returns relative to cash. The identified assets are then screened to meet minimum liquidity criteria. Finally, the team reviews the expected correlation among the assets and the expected risk for each asset to determine whether the selected assets are likely to improve the expected risk adjusted return of Balanced-Risk Allocation.

    The second step involves portfolio construction. Proprietary estimates for risk and correlation are used by the management team to create an optimized portfolio. The team re-estimates the risk contributed by each asset and re-optimizes the portfolio periodically or when new assets are introduced to Balanced-Risk Allocation.

    The final step involves active positioning. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the optimized long-term portfolio structure described in step two above. The management team balances these two competing ideas -- opportunity for excess return from active positioning and the need to maintain asset class exposure set forth in the optimized portfolio structure -- by setting controlled tactical ranges around the optimal long-term asset allocation. The tactical ranges differ for each asset based on the management team's estimates of such asset's volatility. The resulting asset allocation is then implemented by investing in derivatives, other financially-linked instruments, U.S. and foreign government debt securities, other securities, cash, and cash equivalent instruments, including affiliated money market funds. By using derivatives, Balanced-Risk Allocation is able to gain greater exposure to assets within each class than would be possible using cash instruments, and thus seeks to balance the amount of risk each asset class contributes to the portfolio.

    Balanced-Risk Allocation is non-diversified, which means that it may invest a greater percentage of its assets in any one issuer than may a diversified fund.

    Balanced-Risk Allocation's investments in the types of securities described in the prospectus vary from time to time, and at any time, Balanced-Risk Allocation may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of Balanced-Risk Allocation are applied at the time of purchase.

    Balanced-Risk Allocation and the Subsidiary employ a risk management strategy to help minimize loss of capital and reduce excessive volatility. Pursuant to this strategy, Balanced-Risk Allocation and the Subsidiary generally maintain a substantial amount of their assets in cash and cash equivalents. Cash and cash equivalents will be posted as required margin for futures contracts, as required segregation under Securities and Exchange Commission rules and to collateralize swap exposure. Additional cash or cash equivalents will be maintained to meet redemptions. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, Balanced-Risk Allocation or the Subsidiary may temporarily hold an even greater portion of its assets in cash, cash equivalents (including affiliated money market funds) or high quality debt instruments than it holds under normal circumstances. As a result Balanced-Risk Allocation or the Subsidiary may not achieve its investment objective.

    The Subsidiary has a similar objective to Balanced-Risk Allocation's and generally employs a similar investment strategy but limits its investments to commodity derivatives, ETNs, cash and cash equivalent instruments, including affiliated money market funds.

RISKS

    Because each fund is a fund of funds, each fund is subject to the risks associated with the underlying funds in which it invests. The risks of an investment in the funds and the underlying funds are set forth below:

    Fund of Funds Risk -- Each fund pursues its investment objective by investing its assets in underlying funds rather than investing directly in stocks, bonds, cash or other investments. Each fund's investment performance depends on the investment performance of the underlying funds in

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (continued)
-------------------------------------------------------------------------------


which it invests. An investment in a fund, because it is a fund of funds, is subject to the risks associated with investments in the underlying funds in which the fund invests. Each fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which it invests.

    There is a risk that the advisor's evaluations and assumptions regarding a fund's broad asset classes or the underlying funds in which a fund invests may be incorrect based on actual market conditions. In addition, at times the segment of the market represented by an underlying fund may be out of favor and under perform other segments (e.g. growth stocks). There is a risk that a fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the fund. If that were to occur, a fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.

    The advisor has the ability to select and substitute the underlying funds in which the funds invest, and may be subject to potential conflicts of interest in selecting underlying funds because the advisor and an affiliate of the advisor, may receive higher fees from certain underlying funds than others. However, as a fiduciary to each fund, the advisor is required to act in the funds' best interest when selecting underlying funds.

    Market Risk--The prices of and the income generated by securities held by a fund may decline in response to certain events, including those directly involving the companies and governments whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

    Money Market Fund Risk--A fund's investment in money market funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the funds. Each money market fund's yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

    U.S. Government Obligations Risk--A fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligation; or (iv) supported only by the credit of the issuer. The U.S. Government may choose not to provide financial support to the U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

    Municipal Securities Risk--The value of, payment of interest and repayment of principal with respect to, and the ability of a fund to sell, a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions in which the issuers in which a fund invests are located. Revenue bonds are generally not backed by the taxing power of the issuing municipality. To the extent that a municipal security in which the fund invests is not heavily followed by the investment community or such security issue is relatively small, the security may be difficult to value or sell at a fair price.

    Repurchase Agreement Risk--The funds may enter into repurchase agreements. If the seller of a repurchase agreement in which a fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from a decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

    Industry Focus Risk--To the extent that a fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the fund's performance will depend to a greater extent on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

    Foreign Securities Risk--The dollar value of a fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of a fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing

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          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (continued)
-------------------------------------------------------------------------------


obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Developing Markets Securities Risk--The factors described above for "Foreign Securities Risk" may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries (i.e., those that are in the initial stages of their industrial cycle) have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    Commodity Risk--A fund or the Subsidiary may invest in commodity-linked derivative instruments, ETNs and exchange traded funds that may subject it to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, ETNs and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. A fund may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the fund may be more susceptible to risks associated with those sectors. Also, ETNs may subject a fund indirectly through the Subsidiary to leveraged market exposure for commodities. Leverage ETNs are subject to the same risk as other instruments that use leverage in any form. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy.

    Subsidiary Risk--By investing in the Subsidiary, Balanced-Risk Allocation is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the funds and are subject to the same risks that apply to similar investments if held directly by the funds. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940 (the 1940 Act) and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. Accordingly, Balanced-Risk Allocation, as the sole investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of Balanced-Risk Allocation and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the fund.

    Derivatives Risk--Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase or sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund. In addition, the use of certain derivatives may cause the fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates.)

    Leverage Risk--Leverage exists when a fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. A fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that a fund is not able to close out a leveraged position because of market illiquidity, the fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause a fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the fund's portfolio securities. There can be no assurance that a fund's leverage strategy will be successful.

    Counterparty Risk--Individually negotiated, or over-the-counter, derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction of the fund.

    Currency/Exchange Rate Risk--A fund may buy or sell currencies other than the U.S. Dollar and use derivatives involving foreign currencies in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

    Limited Number of Holdings Risk--Because a large percentage of a fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investments in the fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by a fund's portfolio managers will produce the desired results.

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          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (continued)
-------------------------------------------------------------------------------



    Non-Diversification Risk--Because it is non-diversified, a fund, other than the money market funds, may invest in securities of fewer issuers than if it were diversified. Thus, the value of a fund's shares may vary more widely, and the fund may be subject to greater market and credit risk, than if the fund invested more broadly.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar charts and tables shown below provide an indication of the risks of investing in each of the funds. A fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar charts show the performance of the funds' Institutional Class shares. Institutional Class shares are not subject to front-end or back-end sales loads.

BALANCED-RISK RETIREMENT NOW--INSTITUTIONAL CLASS



                                                                          ANNUAL
                                                                          TOTAL
YEAR ENDED DECEMBER 31                                                    RETURN
----------------------                                                   -------
2008..................................................................   -17.23%




---------------------

BALANCED-RISK RETIREMENT 2010--INSTITUTIONAL CLASS



                                                                          ANNUAL
                                                                          TOTAL
YEAR ENDED DECEMBER 31                                                    RETURN
----------------------                                                   -------
2008..................................................................   -18.82%




---------------------

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------



BALANCED-RISK RETIREMENT 2020--INSTITUTIONAL CLASS



                                                                          ANNUAL
                                                                          TOTAL
YEAR ENDED DECEMBER 31                                                    RETURN
----------------------                                                   -------
2008..................................................................   -27.41%




---------------------

BALANCED-RISK RETIREMENT 2030--INSTITUTIONAL CLASS



                                                                          ANNUAL
                                                                          TOTAL
YEAR ENDED DECEMBER 31                                                    RETURN
----------------------                                                   -------
2008..................................................................   -33.46%




---------------------

BALANCED-RISK RETIREMENT 2040--INSTITUTIONAL CLASS



                                                                          ANNUAL
                                                                          TOTAL
YEAR ENDED DECEMBER 31                                                    RETURN
----------------------                                                   -------
2008..................................................................   -35.94%




---------------------

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          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------



BALANCED-RISK RETIREMENT 2050--INSTITUTIONAL CLASS



                                                                          ANNUAL
                                                                          TOTAL
YEAR ENDED DECEMBER 31                                                    RETURN
----------------------                                                   -------
2008..................................................................   -37.42%




---------------------



    The year-to-date total return for each fund as of September 30, 2009 was as follows:

                                                      YEAR-TO-DATE TOTAL RETURN
FUND                                                     (SEPTEMBER 30, 2009)
----------------------------------------------------------------------------------
Balanced-Risk Retirement Now--Institutional Class               14.13%

Balanced-Risk Retirement 2010--Institutional Class              15.12%

Balanced-Risk Retirement 2020--Institutional Class              21.87%

Balanced-Risk Retirement 2030--Institutional Class              27.29%

Balanced-Risk Retirement 2040--Institutional Class              28.90%

Balanced-Risk Retirement 2050--Institutional Class              29.64%
----------------------------------------------------------------------------------




    During the periods shown in the bar charts, the highest quarterly returns and the lowest quarterly returns were as follows:

                                          HIGHEST QUARTERLY
                                                RETURN                    LOWEST QUARTERLY RETURN
FUND                                       (QUARTER ENDED)                    (QUARTER ENDED)
--------------------------------------------------------------------------------------------------------
Balanced-Risk Retirement                (0.57)%  June 30, 2008           (8.73)%  December 31, 2008
  Now--Institutional Class
Balanced-Risk Retirement                (0.62)%  June 30, 2008           (9.73)%  December 31, 2008
  2010--Institutional Class
Balanced-Risk Retirement                (1.28)%  June 30, 2008          (15.38)%  December 31, 2008
  2020--Institutional Class
Balanced-Risk Retirement                (1.87)%  June 30, 2008          (19.57)%  December 31, 2008
  2030--Institutional Class
Balanced-Risk Retirement                (2.45)%  June 30, 2008          (21.31)%  December 31, 2008
  2040--Institutional Class
Balanced-Risk Retirement                (2.81)%  June 30, 2008          (22.35)%  December 31, 2008
  2050--Institutional Class
--------------------------------------------------------------------------------------------------------



PERFORMANCE TABLE
The following performance table compares each fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark, as applicable. The benchmarks may not reflect payment of fees, expenses or taxes. The funds are not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the funds may deviate significantly from the performance of the benchmarks shown below.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                              SINCE       INCEPTION
(for the periods ended December 31, 2008)                       1 YEAR    INCEPTION(1)       DATE
-------------------------------------------------------------------------------------------------------
BALANCED-RISK RETIREMENT NOW--INSTITUTIONAL CLASS                                          01/31/07
  Return Before Taxes                                           (17.23)%      (7.65)%
  Return After Taxes on Distributions                           (18.92)       (9.58)
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                     (10.92)       (7.35)
-------------------------------------------------------------------------------------------------------
60% S&P 500--Registered Trademark-- Index/40% Barclays
  Capital U.S. Aggregate Index(2)                               (22.04)       (9.80)       01/31/07
S&P 500--Registered Trademark-- Index(3)                        (36.99)      (19.82)       01/31/07
Custom Independence Now Index(4,5)                              (13.84)       (4.71)       01/31/07
Custom Balanced-Risk Retirement Now Index(4,6)                      --           --
Lipper Mixed-Asset Target Allocation Conservative Funds
  Index(4,7)                                                    (16.20)       (6.44)       01/31/07
-------------------------------------------------------------------------------------------------------

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          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

PERFORMANCE INFORMATION (continued)
---------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                              SINCE       INCEPTION
(for the periods ended December 31, 2008)                       1 YEAR    INCEPTION(1)       DATE
-------------------------------------------------------------------------------------------------------
BALANCED-RISK RETIREMENT 2010--INSTITUTIONAL CLASS                                         01/31/07
  Return Before Taxes                                           (18.82)       (8.52)
  Return After Taxes on Distributions                           (20.07)       (9.82)
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                     (12.08)       (7.83)
-------------------------------------------------------------------------------------------------------
60% S&P 500--Registered Trademark-- Index/40% Barclays
  Capital U.S. Aggregate Index(2)                               (22.04)       (9.80)       01/31/07
S&P 500--Registered Trademark-- Index(3)                        (36.99)      (19.82)       01/31/07
Custom Independence 2010 Index(5,8)                             (15.68)       (5.76)       01/31/07
Custom Balanced-Risk Retirement 2010 Index(6,8)                     --           --
Lipper Mixed-Asset Target 2010 Funds Index(8,9)                 (22.20)       (9.96)       01/31/07
-------------------------------------------------------------------------------------------------------
BALANCED-RISK RETIREMENT 2020--INSTITUTIONAL CLASS                                         01/31/07
  Return Before Taxes                                           (27.41)      (14.17)
  Return After Taxes on Distributions                           (28.27)      (15.11)
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                     (17.63)      (12.31)
-------------------------------------------------------------------------------------------------------
60% S&P 500--Registered Trademark-- Index/40% Barclays
  Capital U.S. Aggregate Index(2)                               (22.04)       (9.80)       01/31/07
S&P 500--Registered Trademark-- Index(3)                        (36.99)      (19.82)       01/31/07
Custom Independence 2020 Index(5,10)                            (23.59)      (10.73)       01/31/07
Custom Balanced-Risk Retirement 2020 Index(6,10)                    --           --
Lipper Mixed-Asset Target 2020 Funds Index(10,11)               (29.05)      (14.23)       01/31/07
-------------------------------------------------------------------------------------------------------
BALANCED-RISK RETIREMENT 2030--INSTITUTIONAL CLASS                                         01/31/07
  Return Before Taxes                                           (33.46)      (18.23)
  Return After Taxes on Distributions                           (34.08)      (19.05)
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                     (21.51)      (15.55)
-------------------------------------------------------------------------------------------------------
60% S&P 500--Registered Trademark-- Index/40% Barclays
  Capital U.S. Aggregate Index(2)                               (22.04)       (9.80)       01/31/07
S&P 500--Registered Trademark-- Index(3)                        (36.99)      (19.82)       01/31/07
Custom Independence 2030 Index(5,12)                            (31.29)      (15.74)       01/31/07
Custom Balanced-Risk Retirement 2030 Index(6,12)                    --           --
Lipper Mixed-Asset Target 2030 Funds Index(12,13)               (35.76)      (18.32)       01/31/07
-------------------------------------------------------------------------------------------------------
BALANCED-RISK RETIREMENT 2040--INSTITUTIONAL CLASS                                         01/31/07
  Return Before Taxes                                           (35.94)      (19.91)
  Return After Taxes on Distributions                           (36.46)      (20.70)
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                     (23.13)      (16.89)
-------------------------------------------------------------------------------------------------------
60% S&P 500--Registered Trademark-- Index/40% Barclays
  Capital U.S. Aggregate Index(2)                               (22.04)       (9.80)       01/31/07
S&P 500--Registered Trademark-- Index(3)                        (36.99)      (19.82)       01/31/07
Custom Independence 2040 Index(5,14)                            (34.79)      (18.10)       01/31/07
Custom Balanced-Risk Retirement 2040 Index(6,14)                    --           --
Lipper Mixed-Asset Target 2040 Funds Index(14,15)               (37.36)      (20.04)       01/31/07
-------------------------------------------------------------------------------------------------------
BALANCED-RISK RETIREMENT 2050--INSTITUTIONAL CLASS                                         01/31/07
  Return Before Taxes                                           (37.42)      (20.98)
  Return After Taxes on Distributions                           (38.00)      (21.84)
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                     (23.99)      (17.76)
-------------------------------------------------------------------------------------------------------
60% S&P 500--Registered Trademark-- Index/40% Barclays
  Capital U.S. Aggregate Index(3)                               (22.04)       (9.80)       01/31/07
S&P 500--Registered Trademark-- Index(4)                        (36.99)      (19.82)       01/31/07
Custom Independence 2050 Index(5,16)                            (37.27)      (19.81)       01/31/07
Custom Balanced-Risk Retirement 2050 Index(6,16)                    --           --
Lipper Mixed-Asset Target 2050+ Funds Category
  Average(16,17)                                                (38.93)      (21.51)       01/31/07
-------------------------------------------------------------------------------------------------------



 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
 (1) Since inception performance is only provided for a class with less than ten calendar years of performance.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------


 (2) Effective November 4, 2009, in connection with the fund's objective, strategy and management changes, the fund has elected to use a 60%/40% combination of the Standard & Poor's 500 Index and Barclays Capital U.S. Aggregate Index as its broad-based benchmark. The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The Barclays Capital U.S. Aggregate Index covers U.S. investment-grade fixed-rate bonds with components for government and corporate securities, mortgage pass-throughs, and asset-backed securities.
 (3) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry.
 (4) Effective November 4, 2009, in connection with the fund's objective, strategy and management changes, the advisor has changed the name and the composition of Custom Independence Now Index, the fund's previous style-specific benchmark, to the Custom Balanced-Risk Retirement Now Index, in order to better reflect the investments of the fund. In addition, the Lipper Mixed-Asset Target Allocation Conservative Funds Index (which may or may not include the fund) is included for comparison to a peer group.
 (5) The Custom Independence Indexes, created by Invesco Aim to serve as benchmarks for the Independence Funds, are composed of the following indexes: Russell 3000, Morgan Stanley Capital International Europe, Australasia and Far East, FTSE National Association of Real Estate Investment Trusts Equity Real Estate Investment Trusts, Barclays Capital U.S. Universal and the three-month U.S. Treasury bill. The composition of the indexes may change from time to time based upon the target asset allocation of the funds. Therefore, the current composition of the indexes does not reflect their historical composition. The Russell 3000--Registered Trademark-- Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell--Registered Trademark-- is a trademark of the Frank Russell Co. The MSCI EAFE--Registered Trademark-- Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs. The Barclays Capital U.S. Universal Index is composed of the following Barclays Capital indexes: U.S. Aggregate Index, U.S. High-Yield Corporate, 144A, Eurodollar, Emerging Markets and the non-ERISA portion of CMBS. The three-month U.S. Treasury bill index is compiled by Lipper and is derived from secondary market interest rates published by the Federal Reserve Bank. Effective November 3, 2008, Lehman Brothers indexes were rebranded as Barclays Capital indexes.
 (6) The Custom Balanced-Risk Retirement Indexes are created by Invesco Aim to serve as a benchmark for Balanced-Risk Retirement Funds. From the inception of the funds to November 4, 2009, the indexes were composed of the corresponding Custom Independence Index. Since November 4, 2009, the indexes are composed of the Morgan Stanley Capital International World Index, JPM Global Government Bonds Index and the three-month U.S. Treasury bill. The composition of the indexes may change from time to time based upon the target asset allocation of the funds. Therefore, the current composition of the indexes does not reflect their historical composition and will likely be altered in the future to better reflect the objective of the funds. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The JP Morgan Global Government Bonds Index is a market capitalization weighted index that tracks government bond securities of developed markets. The three-month U.S. Treasury bill index is compiled by Lipper and is derived from secondary market interest rates published by the Federal Reserve Bank.
 (7) The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category. These funds, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents.
 (8) Effective November 4, 2009, in connection with the fund's objective, strategy and management changes, the advisor has changed the name and the composition of Custom Independence 2010 Index, the fund's previous style-specific benchmark, to the Custom Balanced-Risk Retirement 2010 Index, in order to better reflect the investments of the fund. In addition, the Lipper Mixed-Asset Target 2010 Funds Index (which may or may not include the fund) is included for comparison to a peer group.
 (9) The Lipper Mixed-Asset Target 2010 Funds Index is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target Allocation 2010 Funds category. These funds seek to maximize assets for retirement or other purposes with an expected time horizon not to exceed the year 2010.
(10) Effective November 4, 2009, in connection with the fund's objective, strategy and management changes, the advisor has changed the name and the composition of Custom Independence 2020 Index, the fund's previous style-specific benchmark, to the Custom Balanced-Risk Retirement 2020 Index, in order to better reflect the investments of the fund. In addition, the Lipper Mixed-Asset Target 2020 Funds Index (which may or may not include the fund) is included for comparison to a peer group.
(11) The Lipper Mixed-Asset Target 2020 Funds Index is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target Allocation 2020 Funds category. These funds seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016, to December 31, 2020.
(12) Effective November 4, 2009, in connection with the fund's objective, strategy and management changes, the advisor has changed the name and the composition of Custom Independence 2030 Index, the fund's previous style-specific benchmark, to the Custom Balanced-Risk Retirement 2030 Index, in order to better reflect the investments of the fund. In addition, the Lipper Mixed-Asset Target 2030 Funds Index (which may or may not include the fund) is included for comparison to a peer group.
(13) The Lipper Mixed-Asset Target 2030 Funds Index is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target Allocation 2030 Funds category. These funds seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026, to December 31, 2030.
(14) Effective November 4, 2009, in connection with the fund's objective, strategy and management changes, the advisor has changed the name and the composition of Custom Independence 2040 Index, the fund's previous style-specific benchmark, to the Custom Balanced-Risk Retirement 2040 Index, in order to better reflect the investments of the fund. In addition, the Lipper Mixed-Asset Target 2040 Funds Index (which may or may not include the fund) is included for comparison to a peer group.
(15) The Lipper Mixed-Asset Target 2040 Funds Index is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target 2040 Funds category. The funds seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036, to December 31, 2040.
(16) Effective November 4, 2009, in connection with the fund's objective, strategy and management changes, the advisor has changed the name and the composition of Custom Independence 2050 Index, the fund's previous style-specific benchmark, to the Custom Balanced-Risk Retirement 2050 Index, in order to better reflect the investments of the fund. In addition, the Lipper Mixed-Asset Target 2050+ Funds Category Average (which may or may not include the fund) is included for comparison to a peer group.
(17) The Lipper Mixed-Asset Target 2050+ Funds Category Average represents an average of all of the funds in the Lipper Mixed-Asset Target 2050+ Funds category. These funds seek to maximize assets for retirement or other purposes with an expected time horizon exceeding the year 2045. For those funds where the new Lipper index has less than a 5-year history, the category average will be used until the Lipper index has sufficient history.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the funds.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                   BALANCED-RISK  BALANCED-RISK  BALANCED-RISK  BALANCED-RISK  BALANCED-RISK  BALANCED-RISK
(fees paid directly from your        RETIREMENT     RETIREMENT     RETIREMENT     RETIREMENT     RETIREMENT     RETIREMENT
investment)                             NOW            2010           2020           2030           2040           2050
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering
price)                                  None           None           None           None           None           None

Maximum Deferred Sales Charge
(Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None           None           None           None           None           None
---------------------------------------------------------------------------------------------------------------------------




ANNUAL FUND OPERATING EXPENSES(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                   BALANCED-RISK  BALANCED-RISK  BALANCED-RISK  BALANCED-RISK  BALANCED-RISK  BALANCED-RISK
(expenses that are deducted from     RETIREMENT     RETIREMENT     RETIREMENT     RETIREMENT     RETIREMENT     RETIREMENT
fund assets)                            NOW            2010           2020           2030           2040           2050
---------------------------------------------------------------------------------------------------------------------------
Management Fees(2)                      None           None           None           None           None           None

Distribution and/or Service (12b-
  1) Fees                               None           None           None           None           None           None

Other Expenses                         11.41%          5.02%          2.98%          3.50%          7.72%         10.22%

Acquired Fund Fees and
  Expenses(3)                           0.56           0.56           0.79           0.79           0.79           0.79

Total Annual Fund Operating
  Expenses                             11.97           5.58           3.77           4.29           8.51          11.01

Fee Waiver(4)                          11.41           5.02           2.97           3.49           7.71          10.21

Net Annual Fund Operating
  Expenses                              0.56           0.56           0.80           0.80           0.80           0.80
---------------------------------------------------------------------------------------------------------------------------



(1) There is no guarantee that actual expenses will be the same as those shown in the table.
(2) The fund does not pay a management fee directly, however, the advisor receives a fee indirectly as a result of the funds' investments in underlying funds also advised by Invesco Aim. See Acquired Fund Fees and Expenses below.
(3) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly, but are fees and expenses, including management fees, of the investment companies in which the fund invests. As a result, the Net Annual Fund Operating Expenses will exceed the expense limits below. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.
(4) Effective November 4, 2009, the funds' advisor has contractually agreed, through at least November 4, 2010, to reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of the Institutional Class shares to 0.00% of average daily net assets of Balanced-Risk Retirement Now, Balanced-Risk Retirement 2010, Balanced-Risk Retirement 2020, Balanced-Risk Retirement 2030, Balanced-Risk Retirement 2040 and Balanced-Risk Retirement 2050. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in different classes of the funds with the cost of investing in other mutual funds.


    The expense example assumes you:

  (i)   invest $10,000 in the fund for the time periods indicated;

  (ii)  redeem all of your shares at the end of the periods indicated;

  (iii) earn a 5% return on your investment before operating expenses each year; and

  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements and includes the estimated indirect expenses of the underlying funds).

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------



    Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                    1 YEAR        3 YEARS       5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------
Balanced-Risk Retirement Now          $57         $2,386        $4,402        $8,333
Balanced-Risk Retirement 2010          57          1,216         2,361         5,167
Balanced-Risk Retirement 2020          82            877         1,692         3,819
Balanced-Risk Retirement 2030          82            982         1,895         4,236
Balanced-Risk Retirement 2040          82          1,793         3,387         6,907
Balanced-Risk Retirement 2050          82          2,240         4,147         7,998
-----------------------------------------------------------------------------------------





HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

In connection with the final settlement reached between Invesco Aim Advisors, Inc. and certain of its affiliates with certain regulators, including the New York Attorney General's Office, the Securities and Exchange Commission (SEC) and the Colorado Attorney General's Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco Aim Advisors, Inc. and certain of its affiliates, Invesco Aim Advisors, Inc. and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in a fund and hold it for the entire 10 year period;
  - Your investment has a 5% return before expenses each year; and
  - Each fund's current annual expense ratios include any applicable contractual fee waiver or expense reimbursement for the period committed and includes the estimated indirect expenses of the underlying funds.

    There is no assurance that the annual expense ratio will be the expense ratio for the funds' Institutional classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.



BALANCED-RISK RETIREMENT NOW --
INSTITUTIONAL CLASS                       YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.56%       11.97%       11.97%       11.97%       11.97%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.44%       (2.84%)      (9.61%)     (15.91%)     (21.77%)
End of Year Balance                     $10,444.00    $9,716.05    $9,038.84    $8,408.84    $7,822.74
Estimated Annual Expenses               $    57.24    $1,206.58    $1,122.48    $1,044.24    $  971.46
------------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT NOW --
INSTITUTIONAL CLASS                       YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     11.97%       11.97%       11.97%       11.97%       11.97%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses           (27.23%)     (32.30%)     (37.02%)     (41.41%)     (45.49%)
End of Year Balance                      $7,277.50    $6,770.25    $6,298.37    $5,859.37    $5,450.97
Estimated Annual Expenses                $  903.75    $  840.76    $  782.16    $  727.64    $  676.92
---------------------------------------------------------------------------------------------------------





BALANCED-RISK RETIREMENT 2010 --
INSTITUTIONAL CLASS                       YEAR 1         YEAR 2         YEAR 3         YEAR 4         YEAR 5
---------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.56%          5.58%          5.58%          5.58%          5.58%
Cumulative Return Before Expenses            5.00%         10.25%         15.76%         21.55%         27.63%
Cumulative Return After Expenses             4.44%          3.83%          3.23%          2.63%          2.04%
End of Year Balance                     $10,444.00     $10,383.42     $10,323.20     $10,263.33     $10,203.80
Estimated Annual Expenses               $    57.24     $   581.09     $   577.71     $   574.36     $   571.03
---------------------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2010 --
INSTITUTIONAL CLASS                       YEAR 6         YEAR 7         YEAR 8         YEAR 9         YEAR 10
------------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      5.58%          5.58%          5.58%          5.58%          5.58%
Cumulative Return Before Expenses           34.01%         40.71%         47.75%         55.13%         62.89%
Cumulative Return After Expenses             1.45%          0.86%          0.27%         (0.31%)        (0.89%)
End of Year Balance                     $10,144.62     $10,085.78     $10,027.28      $9,969.12      $9,911.30
Estimated Annual Expenses               $   567.72     $   564.43     $   561.15      $  557.90      $  554.66
------------------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2020 --
INSTITUTIONAL CLASS                       YEAR 1         YEAR 2         YEAR 3         YEAR 4         YEAR 5
---------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.80%          3.77%          3.77%          3.77%          3.77%
Cumulative Return Before Expenses            5.00%         10.25%         15.76%         21.55%         27.63%
Cumulative Return After Expenses             4.20%          5.48%          6.78%          8.09%          9.42%
End of Year Balance                     $10,420.00     $10,548.17     $10,677.91     $10,809.25     $10,942.20
Estimated Annual Expenses               $    81.68     $   395.25     $   400.11     $   405.03     $   410.01
---------------------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2020 --
INSTITUTIONAL CLASS                       YEAR 6         YEAR 7         YEAR 8         YEAR 9         YEAR 10
------------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      3.77%          3.77%          3.77%          3.77%          3.77%
Cumulative Return Before Expenses           34.01%         40.71%         47.75%         55.13%         62.89%
Cumulative Return After Expenses            10.77%         12.13%         13.51%         14.91%         16.32%
End of Year Balance                     $11,076.79     $11,213.03     $11,350.95     $11,490.57     $11,631.91
Estimated Annual Expenses               $   415.06     $   420.16     $   425.33     $   430.56     $   435.86
------------------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION (continued)
-------------------------------------------------------------------------------



BALANCED-RISK RETIREMENT 2030 --
INSTITUTIONAL CLASS                       YEAR 1         YEAR 2         YEAR 3         YEAR 4         YEAR 5
---------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.80%          4.29%          4.29%          4.29%          4.29%
Cumulative Return Before Expenses            5.00%         10.25%         15.76%         21.55%         27.63%
Cumulative Return After Expenses             4.20%          4.94%          5.68%          6.44%          7.19%
End of Year Balance                     $10,420.00     $10,493.98     $10,568.49     $10,643.53     $10,719.09
Estimated Annual Expenses               $    81.68     $   448.60     $   451.79     $   455.00     $   458.23
---------------------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2030 --
INSTITUTIONAL CLASS                       YEAR 6         YEAR 7         YEAR 8         YEAR 9         YEAR 10
------------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      4.29%          4.29%          4.29%          4.29%          4.29%
Cumulative Return Before Expenses           34.01%         40.71%         47.75%         55.13%         62.89%
Cumulative Return After Expenses             7.95%          8.72%          9.49%         10.27%         11.05%
End of Year Balance                     $10,795.20     $10,871.85     $10,949.04     $11,026.77     $11,105.06
Estimated Annual Expenses               $   461.48     $   464.76     $   468.06     $   471.38     $   474.73
------------------------------------------------------------------------------------------------------------------





BALANCED-RISK RETIREMENT 2040 --
INSTITUTIONAL CLASS                       YEAR 1         YEAR 2         YEAR 3         YEAR 4         YEAR 5
---------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.80%          8.51%          8.51%          8.51%          8.51%
Cumulative Return Before Expenses            5.00%         10.25%         15.76%         21.55%         27.63%
Cumulative Return After Expenses             4.20%          0.54%         (2.99%)        (6.39%)        (9.68%)
End of Year Balance                     $10,420.00     $10,054.26      $9,701.35      $9,360.84      $9,032.27
Estimated Annual Expenses               $    81.68     $   871.18      $  840.60      $  811.10      $  782.63
---------------------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2040 --
INSTITUTIONAL CLASS                       YEAR 6         YEAR 7         YEAR 8         YEAR 9         YEAR 10
------------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      8.51%          8.51%          8.51%          8.51%          8.51%
Cumulative Return Before Expenses           34.01%         40.71%         47.75%         55.13%         62.89%
Cumulative Return After Expenses           (12.85%)       (15.91%)       (18.86%)       (21.71%)       (24.45%)
End of Year Balance                      $8,715.24      $8,409.33      $8,114.17      $7,829.36      $7,554.55
Estimated Annual Expenses                $  755.16      $  728.65      $  703.07      $  678.40      $  654.59
------------------------------------------------------------------------------------------------------------------




BALANCED-RISK RETIREMENT 2050 --
INSTITUTIONAL CLASS                       YEAR 1         YEAR 2         YEAR 3         YEAR 4         YEAR 5
---------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.80%         11.01%         11.01%         11.01%         11.01%
Cumulative Return Before Expenses            5.00%         10.25%         15.76%         21.55%         27.63%
Cumulative Return After Expenses             4.20%         (2.06%)        (7.95%)       (13.48%)       (18.68%)
End of Year Balance                     $10,420.00      $9,793.76      $9,205.15      $8,651.92      $8,131.94
Estimated Annual Expenses               $    81.68      $1,112.77      $1,045.89      $  983.03      $  923.95
---------------------------------------------------------------------------------------------------------------

BALANCED-RISK RETIREMENT 2050 --
INSTITUTIONAL CLASS                       YEAR 6         YEAR 7         YEAR 8         YEAR 9         YEAR 10
------------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     11.01%         11.01%         11.01%         11.01%         11.01%
Cumulative Return Before Expenses           34.01%         40.71%         47.75%         55.13%         62.89%
Cumulative Return After Expenses           (23.57%)       (28.16%)       (32.48%)       (36.54%)       (40.35%)
End of Year Balance                      $7,643.21      $7,183.86      $6,752.11      $6,346.30      $5,964.89
Estimated Annual Expenses                $  868.42      $  816.23      $  767.17      $  721.07      $  677.73
------------------------------------------------------------------------------------------------------------------



(1) Your actual expenses may be higher or lower than those shown.



DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

Each fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the SEC within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for each fund is available at http://www.invescoaim.com. To reach this information, access a fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:


----------------------------------------------------------------------------------------------------------
                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
 INFORMATION                                  WEBSITE POSTING                    POSTED ON WEBSITE
----------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end   15 days after month-end             Until posting of the following
                                                                         month's top ten holdings
----------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of  30 days after calendar quarter-end  For one year calendar quarter-end
----------------------------------------------------------------------------------------------------------


A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio holdings is available in the funds' Statement of Additional Information, which is available at http://www.invescoaim.com.


FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim serves as the funds' investment advisor and manages the investment operations of the funds and has agreed to perform or arrange for the performance of the funds' day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages investment portfolios, including the funds, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the funds and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the funds:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at An der Welle 5, 1st Floor; Frankfurt, Germany 60322, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.

    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at One Midtown Plaza, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.

    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.

    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at One Midtown Plaza, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.

    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.

    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.

    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim and Invesco Global will be merged into Invesco Institutional, which will be named Invesco Advisers, Inc. The combined entity will serve as the funds' investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this merger will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the funds' Statement of Additional Information.

    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG)(the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors)(the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things that the defendants permitted improper market timing and related activity in the funds.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. More detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, can be found in the fund's Statement of Additional Information.

ADVISOR COMPENSATION
The advisor does not receive a management fee from the funds.

    Invesco Aim, not the fund, pays sub-advisory fees, if any.

    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement and investment sub-advisory agreements of the funds is available in the funds' most recent report to shareholders for the six-month period ended June 30.

PORTFOLIO MANAGERS
Investment decisions for the funds are made by the investment management team at Invesco Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of the funds' portfolios:

- Scott Wolle, Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Institutional and/or its affiliates since 1999.
- Scott Hixon, Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Institutional and/or its affiliates since 1994.
- Mark Ahnrud, Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Institutional and/or its affiliates since 2000.
- Chris Devine, Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Institutional and/or its affiliates since 1998.
- Christian Ulrich, Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Institutional and/or its affiliates since 2000.

    The Portfolio Managers are assisted by research analysts on Invesco's Global Asset Allocation Team. Team members provide research support and make securities recommendations with respect to each fund's portfolio, but do not have day-to-day management responsibilities with respect to each fund's portfolio. More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



    The funds' Statement of Additional Information provides additional information about the portfolio managers' investments in the funds, a description of their compensation structure and information regarding other accounts they manage.


OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
Each fund expects, based on its investment objectives and strategies, that its income will consist of both ordinary income and capital gains.

DIVIDENDS

Balanced-Risk Retirement Now generally declares and pays dividends, if any, quarterly. Balanced-Risk Retirement 2010, Balanced-Risk Retirement 2020, Balanced-Risk Retirement 2030, Balanced-Risk Retirement 2040 and Balanced-Risk Retirement 2050 generally declare and pay dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The funds generally distribute long-term and short-term capital gains (net any capital loss carryovers), if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law. Due to the 2008-2009 economic downturn, many funds have experienced capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains. Capital gains distributions may vary considerably from year to year as a result of each fund's normal investment activities and cash flows.

SUITABILITY FOR INVESTORS
The Institutional Classes of the funds are intended for use by institutional investors. Shares of the Institutional Classes of the funds are available for banks and trust companies acting in a fiduciary or similar capacity, bank and trust company common and collective trust funds, banks and trust companies investing for their own account, entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies), funds of funds or other pooled investment vehicles, corporations investing for their own accounts, defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or
(c) of the Internal Revenue Code (the Code) (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization). For defined contribution plans for which the sponsor has combined defined contribution and defined benefit assets of at least $100 million there is no minimum initial investment requirement, otherwise the minimum initial investment requirement for defined contribution plans is $10 million. There is no minimum initial investment requirement for defined benefit plans, funds of funds or other pooled investment vehicles; and the minimum initial investment requirement for all other investors for which the Institutional Classes of the funds are available is $1 million.

    The Institutional Classes of the funds are designed to be convenient and economical vehicles in which institutional investors can invest in a portfolio of equity securities. An investment in the funds may relieve the institution of many of the investment and administrative burdens encountered when investing in equity securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions).

    The six-month period ended June 30, 2009, was unaudited. The information, other than for the period ended June 30, 2009, has been audited by PricewaterhouseCoopers LLP, whose report, along with each fund's financial statements, is included in each fund's annual report, which is available upon request.


                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET              ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,       NET         (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD   INCOME(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
BALANCED-RISK RETIREMENT NOW --
INSTITUTIONAL CLASS
Six months ended 06/30/09     7.59       0.15          0.14          0.29       (0.14)          --          (0.14)        7.74
Year ended 12/31/08           9.78       0.46         (2.09)        (1.63)      (0.53)       (0.03)         (0.56)        7.59
Year ended 12/31/07(f)       10.02       0.43         (0.07)         0.36       (0.56)       (0.04)         (0.60)        9.78
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                           RATIO OF         RATIO OF
                                                           EXPENSES         EXPENSES
                                                          TO AVERAGE     TO AVERAGE NET  RATIO OF NET
                                                          NET ASSETS     ASSETS WITHOUT   INVESTMENT
                                        NET ASSETS,    WITH FEE WAIVERS    FEE WAIVERS      INCOME
                             TOTAL     END OF PERIOD    AND/OR EXPENSE   AND/OR EXPENSE   TO AVERAGE    PORTFOLIO
                           RETURN(b)  (000S OMITTED)  REIMBURSEMENTS(c)  REIMBURSEMENTS   NET ASSETS   TURNOVER(d)
------------------------------------------------------------------------------------------------------------------
BALANCED-RISK RETIREMENT NOW --
INSTITUTIONAL CLASS
Six months ended 06/30/09      3.90         45               0.02(e)          11.23(e)       3.93(e)        17
Year ended 12/31/08          (17.23)        43               0.06             11.41          5.14           36
Year ended 12/31/07(f)         3.74         52               0.16(g)          28.35(g)       4.66(g)        27
__________________________________________________________________________________________________________________
==================================================================================================================



(a)    Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return. Estimated acquired fund fees from underlying funds were 0.65% for the six months ended June 30, 2009 and the year ended December 31, 2008 and 0.68% for the year ended December 31, 2007.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are annualized and based on average daily net assets (000's omitted) of $42 for Institutional Class shares.
(f)    Commencement date of January 31, 2007 for Institutional Class shares.
(g)    Annualized.

                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET              ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,       NET         (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD   INCOME(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
BALANCED-RISK RETIREMENT 2010 --
INSTITUTIONAL CLASS
Six months ended 06/30/09     7.74       0.15          0.15          0.30          --           --             --          8.04
Year ended 12/31/08          10.03       0.50         (2.39)        (1.89)      (0.37)       (0.03)         (0.40)         7.74
Year ended 12/31/07(f)       10.02       0.45         (0.07)         0.38       (0.35)       (0.02)         (0.37)        10.03
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                           RATIO OF         RATIO OF
                                                           EXPENSES         EXPENSES
                                                          TO AVERAGE     TO AVERAGE NET  RATIO OF NET
                                                          NET ASSETS     ASSETS WITHOUT   INVESTMENT
                                        NET ASSETS,    WITH FEE WAIVERS    FEE WAIVERS      INCOME
                             TOTAL     END OF PERIOD    AND/OR EXPENSE   AND/OR EXPENSE   TO AVERAGE    PORTFOLIO
                           RETURN(b)  (000S OMITTED)  REIMBURSEMENTS(c)  REIMBURSEMENTS   NET ASSETS   TURNOVER(d)
------------------------------------------------------------------------------------------------------------------
BALANCED-RISK RETIREMENT 2010 --
INSTITUTIONAL CLASS
Six months ended 06/30/09      3.88         10               0.04(e)           4.37(e)       4.05(e)        19
Year ended 12/31/08          (18.82)        10               0.08              5.02          5.25           37
Year ended 12/31/07(f)         3.87         52               0.17(g)          16.02(g)       4.75(g)        15
__________________________________________________________________________________________________________________
==================================================================================================================



(a)    Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return. Estimated acquired fund fees from underlying funds were 0.69% for the six months ended June 30, 2009 and the year ended December 31, 2008 and 0.70% for the year ended December 31, 2007.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are based on average daily net assets (000's omitted) of $10 for Institutional Class shares.
(f)    Commencement date of January 31, 2007 for Institutional Class shares.
(g)    Annualized.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------



                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET              ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,       NET         (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD   INCOME(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
BALANCED-RISK RETIREMENT 2020 --
INSTITUTIONAL CLASS
Six months ended 06/30/09     6.95       0.13          0.33          0.46          --           --             --         7.41
Year ended 12/31/08           9.99       0.42         (3.16)        (2.74)      (0.26)       (0.04)         (0.30)        6.95
Year ended 12/31/07(f)       10.02       0.43         (0.15)         0.28       (0.26)       (0.05)         (0.31)        9.99
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                           RATIO OF         RATIO OF
                                                           EXPENSES         EXPENSES
                                                          TO AVERAGE     TO AVERAGE NET  RATIO OF NET
                                                          NET ASSETS     ASSETS WITHOUT   INVESTMENT
                                        NET ASSETS,    WITH FEE WAIVERS    FEE WAIVERS      INCOME
                             TOTAL     END OF PERIOD    AND/OR EXPENSE   AND/OR EXPENSE   TO AVERAGE    PORTFOLIO
                           RETURN(b)  (000S OMITTED)  REIMBURSEMENTS(c)  REIMBURSEMENTS   NET ASSETS   TURNOVER(d)
------------------------------------------------------------------------------------------------------------------
BALANCED-RISK RETIREMENT 2020 --
INSTITUTIONAL CLASS
Six months ended 06/30/09      6.62          9               0.07(e)          2.07(e)        3.71(e)        18
Year ended 12/31/08          (27.41)         9               0.13             2.98           4.78           30
Year ended 12/31/07(f)         2.80         12               0.25(g)          9.67(g)        4.58(g)        37
__________________________________________________________________________________________________________________
==================================================================================================================



(a)    Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return. Estimated acquired fund fees from underlying funds were 0.74% for the six months ended June 30, 2009 and the year ended December 31, 2008 and 0.78% for the year ended December 31, 2007.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are based on average daily net assets (000's omitted) of $9 for Institutional Class shares.
(f)    Commencement date of January 31, 2007 for Institutional Class shares.
(g)    Annualized.

                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET              ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,       NET         (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD   INCOME(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
BALANCED-RISK RETIREMENT 2030 --
INSTITUTIONAL CLASS
Six months ended 06/30/09     6.34       0.09          0.44          0.53          --           --             --         6.87
Year ended 12/31/08           9.90       0.32         (3.63)        (3.31)      (0.20)       (0.05)         (0.25)        6.34
Year ended 12/31/07(f)       10.02       0.37         (0.15)         0.22       (0.29)       (0.05)         (0.34)        9.90
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                           RATIO OF         RATIO OF
                                                           EXPENSES         EXPENSES
                                                          TO AVERAGE     TO AVERAGE NET  RATIO OF NET
                                                          NET ASSETS     ASSETS WITHOUT   INVESTMENT
                                        NET ASSETS,    WITH FEE WAIVERS    FEE WAIVERS      INCOME
                             TOTAL     END OF PERIOD    AND/OR EXPENSE   AND/OR EXPENSE   TO AVERAGE    PORTFOLIO
                           RETURN(b)  (000S OMITTED)  REIMBURSEMENTS(c)  REIMBURSEMENTS   NET ASSETS   TURNOVER(d)
------------------------------------------------------------------------------------------------------------------
BALANCED-RISK RETIREMENT 2030 --
INSTITUTIONAL CLASS
Six months ended 06/30/09      8.36          9               0.11(e)           2.61(e)       3.00(e)        10
Year ended 12/31/08          (33.46)         8               0.15              3.50          3.75           17
Year ended 12/31/07(f)         2.23         12               0.25(g)          13.07(g)       3.85(g)        31
__________________________________________________________________________________________________________________
==================================================================================================================



(a)    Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return. Estimated acquired fund fees from underlying funds were 0.76% for the six months ended June 30, 2009 and the year ended December 31, 2008 and 0.80% for the year ended December 31, 2007.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are annualized and based on average daily net assets (000's omitted) of $8 for Institutional Class shares.
(f)    Commencement date of January 31, 2007 for Institutional Class shares.
(g)    Annualized.

          -------------------------------------------------------------
          BALANCED-RISK RETIREMENT NOW - BALANCED-RISK RETIREMENT 2010 BALANCED-RISK RETIREMENT 2020 - BALANCED-RISK RETIREMENT 2030 BALANCED-RISK RETIREMENT 2040 - BALANCED-RISK RETIREMENT 2050
          -------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------



                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET              ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,       NET         (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD   INCOME(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
BALANCED-RISK RETIREMENT 2040 --
INSTITUTIONAL CLASS
Six months ended 06/30/09     6.09       0.07          0.45          0.52          --           --             --         6.61
Year ended 12/31/08           9.84       0.28         (3.82)        (3.54)      (0.17)       (0.04)         (0.21)        6.09
Year ended 12/31/07(f)       10.02       0.34         (0.14)         0.20       (0.29)       (0.09)         (0.38)        9.84
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                           RATIO OF         RATIO OF
                                                           EXPENSES         EXPENSES
                                                          TO AVERAGE     TO AVERAGE NET  RATIO OF NET
                                                          NET ASSETS     ASSETS WITHOUT   INVESTMENT
                                        NET ASSETS,    WITH FEE WAIVERS    FEE WAIVERS      INCOME
                             TOTAL     END OF PERIOD    AND/OR EXPENSE   AND/OR EXPENSE   TO AVERAGE    PORTFOLIO
                           RETURN(b)  (000S OMITTED)  REIMBURSEMENTS(c)  REIMBURSEMENTS   NET ASSETS   TURNOVER(d)
------------------------------------------------------------------------------------------------------------------
BALANCED-RISK RETIREMENT 2040 --
INSTITUTIONAL CLASS
Six months ended 06/30/09      8.54         10               0.09(e)           4.82(e)       2.35(e)        11
Year ended 12/31/08          (35.94)         9               0.15              7.72          3.14           29
Year ended 12/31/07(f)         2.03         51               0.28(g)          21.86(g)       3.53(g)        20
__________________________________________________________________________________________________________________
==================================================================================================================



(a)    Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return. Estimated acquired fund fees from underlying funds were 0.78% for the six months ended June 30, 2009 and the year ended December 31, 2008 and 0.81% for the year ended December 31, 2007.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are annualized and based on average daily net assets (000's omitted) of $8 for Institutional Class shares.
(f)    Commencement date of January 31, 2007 for Institutional Class shares.
(g)    Annualized.

                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET              ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,       NET         (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD   INCOME(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
BALANCED-RISK RETIREMENT 2050 --
INSTITUTIONAL CLASS
Six months ended 06/30/09     5.87       0.05          0.43          0.48          --           --             --         6.35
Year ended 12/31/08           9.79       0.19         (3.86)        (3.67)      (0.18)       (0.07)         (0.25)        5.87
Year ended 12/31/07(f)       10.02       0.31         (0.14)         0.17       (0.30)       (0.10)         (0.40)        9.79
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                           RATIO OF         RATIO OF
                                                           EXPENSES         EXPENSES
                                                          TO AVERAGE     TO AVERAGE NET  RATIO OF NET
                                                          NET ASSETS     ASSETS WITHOUT   INVESTMENT
                                        NET ASSETS,    WITH FEE WAIVERS    FEE WAIVERS      INCOME
                             TOTAL     END OF PERIOD    AND/OR EXPENSE   AND/OR EXPENSE   TO AVERAGE    PORTFOLIO
                           RETURN(b)  (000S OMITTED)  REIMBURSEMENTS(c)  REIMBURSEMENTS   NET ASSETS   TURNOVER(d)
------------------------------------------------------------------------------------------------------------------
BALANCED-RISK RETIREMENT 2050 --
INSTITUTIONAL CLASS
Six months ended 06/30/09      8.18         18               0.08(e)           8.34(e)       1.82(e)        10
Year ended 12/31/08          (37.42)        32               0.15             10.22          2.37           27
Year ended 12/31/07(f)         1.78         51               0.28(g)          24.12(g)       3.27(g)        20
__________________________________________________________________________________________________________________
==================================================================================================================



(a)    Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return. Estimated acquired fund fees from underlying funds were 0.78% for the six months ended June 30, 2009 and the year ended December 31, 2008 and 0.82% for the year ended December 31, 2007.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are annualized and based on average daily net assets (000's omitted) of $25 for Institutional Class shares.
(f)    Commencement date of January 31, 2007 for Institutional Class shares.
(g)    Annualized.

                       THE AIM FUNDS - INSTITUTIONAL CLASS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds. The following information is about the Institutional Classes of these funds, which are offered to certain eligible institutional investors.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

SHARES SOLD WITHOUT SALES CHARGES

You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class shares.

MINIMUM INVESTMENTS

The minimum investments for Institutional Class accounts are as follows:

                                                                 INITIAL      ADDITIONAL
TYPE OF ACCOUNT                                                INVESTMENTS   INVESTMENTS
---------------                                                -----------   -----------
Defined Benefit Plans, Platform Sponsors (with at least $100 million in combined defined contribution and defined benefit assets) for Defined Contribution Plans, or Funds of Funds or
other Pooled Investment Vehicles                                   $0         no minimum

Banks and Trust Companies acting in a fiduciary or similar
capacity, Collective and Common Trust Funds, Banks, Trust
Companies, Broker-Dealers or Corporations acting for their
own account or Foundations and Endowments                       1 million     no minimum

Defined Contribution Plans not meeting the above criteria       10 million    no minimum

HOW TO PURCHASE SHARES

PURCHASE OPTIONS

                        OPENING AN ACCOUNT                                                ADDING TO AN ACCOUNT
                        ------------------                                                --------------------
Through a Financial     Contact your financial advisor or intermediary.                   Contact your financial advisor or
Advisor or other        The financial advisor or intermediary should mail your            intermediary.
Intermediary            completed account application to the transfer agent,
                        Invesco Aim Investment Services, Inc.,
                        P.O. Box 0843,
                        Houston, TX 77210-0843.
                        The financial advisor or intermediary should call the transfer agent at
                        (800) 659-1005 to receive a reference number.
                        Then, use the following wire instructions:

                        Beneficiary Bank
                        ABA/Routing #: 021000021
                        Beneficiary Account Number: 00100366732
                        Beneficiary Account Name: Invesco Aim Investment Services, Inc.
                        RFB: Fund Name, Reference #
                        OBI: Your Name, Account #

By Telephone and Wire   Open your account through a financial advisor or intermediary     Call the transfer agent at (800)
                        as described above.                                               659-1005 and wire payment for your
                                                                                          purchase order in accordance
                                                                                          with the wire instructions listed above.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

     All of your dividends and distributions may be paid in cash or reinvested in the same fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund.

REDEEMING SHARES

HOW TO REDEEM SHARES

Through a Financial   Contact your financial advisor or intermediary (including
Advisor or Other      your retirement plan administrator). Redemption proceeds
Intermediary          will be sent in accordance with the wire instructions
                      specified in the account application provided to the
                      transfer agent. The transfer agent must receive your
                      financial advisor's or intermediary's call before the
                      close of the customary trading session of the New York
                      Stock Exchange (NYSE) on days the NYSE is open for
                      business in order to effect the redemption at that day's
                      closing price.

By Telephone          A person who has been authorized in the account
                      application to effect transactions may make redemptions by telephone. You must call the transfer agent before the
                      close of the customary trading session of the NYSE on days the NYSE is open for business in order to effect the
                      redemption at that day's closing price.


INSTCL -- 08/09                           A-1

                       THE AIM FUNDS - INSTITUTIONAL CLASS

TIMING AND METHOD OF PAYMENT

We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If your request is not in good order, we may require additional documentation in order to redeem your shares. Payment may be postponed in cases where the Securities and Exchange Commission (SEC) declares an emergency or normal trading is halted on the NYSE.

     If you redeem by telephone, we will transmit the amount of redemption proceeds electronically to your pre-authorized bank account.

     We use reasonable procedures to confirm that instructions communicated via telephone are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM China Fund
AIM Developing Markets Fund
AIM Floating Rate Fund
AIM Global Core Equity Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to an intermediary's automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan or individual retirement account (IRA) to the trustee or custodian of another employee benefit plan or IRA.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

                       THE AIM FUNDS - INSTITUTIONAL CLASS

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions.

EXCHANGING SHARES

You may, under most circumstances, exchange Institutional Class shares in one fund for Institutional Class shares of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or Invesco Aim Distributors, Inc. ("Invesco Aim Distributors") will provide you with notice of such modification or termination if it is required to do so by law.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year; provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds and insurance company separate accounts which use the funds as underlying investments.

- Exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

- If you acquire shares in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan or IRA to the trustee or custodian of a new employee benefit plan or IRA, your first reallocation of those assets will not count toward the exchange limitation.

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agent reserves the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Suspend, change or withdraw all or any part of the offering made by this Prospectus.

PAYMENTS TO FINANCIAL ADVISORS

Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the fund on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's

                       THE AIM FUNDS - INSTITUTIONAL CLASS

management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.10% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the funds' Boards of Trustees (collectively, the Board).

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they

                       THE AIM FUNDS - INSTITUTIONAL CLASS

believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year, or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. For more information on this redemption fee, see "Redeeming Shares--Redemption Fees" section of this prospectus.

     The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading

                       THE AIM FUNDS - INSTITUTIONAL CLASS

characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim Valuation Committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day.

     For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each fund's portfolio securities transactions are recorded no later than the first business day following the trade date.

     The Balanced-Risk Allocation Fund may invest up to 25% of its total assets in shares of its Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current net asset value per share every regular business day. The value of shares of the Subsidiary will fluctuate with the value of the Subsidiary's portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the fund, which require, among other things, that each of the Subsidiary's portfolio investments be marked-to-market (that is, the value on the Subsidiary's books changes) each business day to reflect changes in the market value of the investment.

TIMING OF ORDERS

You can purchase, exchange or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

TAXES

In general, if you are a taxable investor, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes. This is true whether you reinvest distributions in additional fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year. Investors should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" where applicable in the fund's prospectus. In addition, investors in taxable accounts should be aware of the following basic tax points:

                       THE AIM FUNDS - INSTITUTIONAL CLASS

- Distributions of net short-term capital gains are taxable to you as ordinary income. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss.

- Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your fund shares.

- If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available with respect to taxable years of a fund beginning before January 1, 2011, unless such provision is extended or made permanent, for dividends derived from a fund's investment in stocks of domestic corporations and qualified foreign corporations. In the case of a fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the fund will be eligible for taxation at these reduced rates.

- Distributions declared to shareholders with a record date in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. For tax purposes, an exchange of your shares for shares of another fund is the same as a sale.

- If you invest in a fund shortly before it makes a capital gains distribution, the distribution will lower the value of the fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is sometimes referred to as "buying a dividend."

- By law, if you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

- You will not be required to include the portion of dividends paid by the fund derived from interest on federal obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the fund on federal obligations for the particular days on which you hold shares.

- Fund distributions and gains from sale or exchange of your fund shares generally are subject to state and local income taxes.

- If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

- Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a fund.

     The preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing in a fund.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the funds and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the funds' investments. Each fund's annual report also discusses the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year. Each fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. Each fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about the funds, another fund in The AIM Family of Funds-- Registered Trademark-- or your account, or wish to obtain free copies of the funds' current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:        (800) 959-4246

ON THE INTERNET:     You can send us a request by e-mail or download prospectuses, SAIs, annual or semiannual reports via our website: http://www.invescoaim.com


You can also review and obtain copies of the funds' SAI, financial reports, the funds' Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


---------------------------------------------------------------------------------

AIM Balanced-Risk Retirement Now Fund      AIM Balanced-Risk Retirement 2030 Fund
AIM Balanced-Risk Retirement 2010 Fund     AIM Balanced-Risk Retirement 2040 Fund
AIM Balanced-Risk Retirement 2020 Fund     AIM Balanced-Risk Retirement 2050 Fund
SEC 1940 Act file number: 811-02699
---------------------------------------------------------------------------------




invescoaim.com       ABRR-PRO-2

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                AIM GROWTH SERIES
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO EACH PORTFOLIO (EACH A "FUND," COLLECTIVELY THE "FUNDS") OF AIM GROWTH SERIES LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUNDS LISTED BELOW. WHEN ISSUED, PORTIONS OF EACH FUND'S FINANCIAL STATEMENTS WILL BE INCORPORATED INTO THIS STATEMENT OF ADDITIONAL INFORMATION BY REFERENCE TO SUCH FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS. YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF ANY PROSPECTUS AND/OR ANNUAL REPORT FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                      INVESCO AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739

                          OR BY CALLING (800) 959-4246
                     OR ON THE INTERNET: www.invescoaim.com

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED NOVEMBER 4, 2009, RELATES TO THE CLASS A, CLASS B, CLASS C, CLASS R, CLASS Y AND INSTITUTIONAL CLASS SHARES OF THE FOLLOWING PROSPECTUSES:

                     FUND                              DATED
                     ----                        ----------------
AIM BALANCED-RISK RETIREMENT NOW FUND            NOVEMBER 4, 2009
(FORMERLY KNOWN AS AIM INDEPENDENCE NOW FUND)
AIM BALANCED-RISK RETIREMENT 2010 FUND           NOVEMBER 4, 2009
(FORMERLY KNOWN AS AIM INDEPENDENCE 2010 FUND)
AIM BALANCED-RISK RETIREMENT 2020 FUND           NOVEMBER 4, 2009
(FORMERLY KNOWN AS AIM INDEPENDENCE 2020 FUND)
AIM BALANCED-RISK RETIREMENT 2030 FUND           NOVEMBER 4, 2009
(FORMERLY KNOWN AS AIM INDEPENDENCE 2030 FUND)
AIM BALANCED-RISK RETIREMENT 2040 FUND           NOVEMBER 4, 2009
(FORMERLY KNOWN AS AIM INDEPENDENCE 2040 FUND)
AIM BALANCED-RISK RETIREMENT 2050 FUND           NOVEMBER 4, 2009
(FORMERLY KNOWN AS AIM INDEPENDENCE 2050 FUND)

                                AIM GROWTH SERIES
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION ABOUT THE TRUST .....................................      1
   Fund History .........................................................      1
   Shares of Beneficial Interest ........................................      1
DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS ................      4
   Classification .......................................................      4
   Investment Strategies and Risks ......................................      5
      Equity Investments ................................................      5
      Foreign Investments ...............................................      6
      Exchange-Traded Funds .............................................      9
      Debt Investments ..................................................     10
      Other Investments .................................................     18
      Investment Techniques .............................................     22
      Derivatives .......................................................     28
   Fund Policies ........................................................     37
   Temporary Defensive Positions ........................................     38
   Portfolio Turnover ...................................................     39
   Policies and Procedures for Disclosure of Fund Holdings ..............     39
MANAGEMENT OF THE TRUST .................................................     42
   Board of Trustees ....................................................     42
   Management Information ...............................................     42
      Trustee Ownership of Fund Shares ..................................     45
   Compensation .........................................................     46
      Retirement Plan For Trustees ......................................     46
      Deferred Compensation Agreements ..................................     46
      Purchases of Class A Shares of the Funds at Net Asset Value .......     47
   Codes of Ethics ......................................................     47
   Proxy Voting Policies ................................................     47
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .....................     47
INVESTMENT ADVISORY AND OTHER SERVICES ..................................     48
   Investment Advisor ...................................................     48
   Investment Sub-Advisors ..............................................     49
   Portfolio Managers ...................................................     50
   Service Agreements ...................................................     50
   Other Service Providers ..............................................     51
BROKERAGE ALLOCATION AND OTHER PRACTICES ................................     52
   Brokerage Transactions ...............................................     52
   Commissions ..........................................................     53
   Broker Selection .....................................................     53
   Directed Brokerage (Research Services) ...............................     56
   Allocation of Portfolio Transactions .................................     56
   Allocation of Initial Public Offering ("IPO") Transactions ...........     56
PURCHASE, REDEMPTION AND PRICING OF SHARES ..............................     57
   Transactions through Financial Intermediaries ........................     57
   Purchase and Redemption of Shares ....................................     57
   Institutional Class Shares ...........................................     75
   Offering Price .......................................................     76

   Redemptions In Kind ..................................................     78
   Backup Withholding ...................................................     78
DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS ................................     79
   Dividends and Distributions ..........................................     79
   Tax Matters ..........................................................     80
DISTRIBUTION OF SECURITIES ..............................................     90
   Distribution Plans ...................................................     90
   Distributor ..........................................................     93
FINANCIAL STATEMENTS ....................................................     94
PENDING LITIGATION ......................................................     94
APPENDICES:
RATINGS OF DEBT SECURITIES ..............................................    A-1
PERSONS TO WHOM INVESCO AIM PROVIDES NON-PUBLIC PORTFOLIO
   HOLDINGS ON AN ONGOING BASIS .........................................    B-1
TRUSTEES AND OFFICERS ...................................................    C-1
TRUSTEE COMPENSATION TABLE ..............................................    D-1
PROXY POLICIES AND PROCEDURES ...........................................    E-1
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .....................    F-1
PORTFOLIO MANAGERS ......................................................    G-1
ADMINISTRATIVE SERVICES FEES ............................................    H-1
CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES
   OF PAYMENTS ..........................................................    I-1
AMOUNTS PAID TO INVESCO AIM DISTRIBUTORS, INC PURSUANT TO
   DISTRIBUTION PLANS ...................................................    J-1
ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS ...........    K-1
TOTAL SALES CHARGES .....................................................    L-1
PENDING LITIGATION ALLEGING MARKET TIMING ...............................    M-1

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

     AIM Growth Series (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of seventeen separate portfolios: AIM Basic Value Fund, AIM Conservative Allocation Fund, AIM Global Equity Fund, AIM Growth Allocation Fund, AIM Income Allocation Fund, AIM Balanced-Risk Retirement Now Fund, AIM Balanced-Risk Retirement 2010 Fund, AIM Balanced-Risk Retirement 2020 Fund, AIM Balanced-Risk Retirement 2030 Fund, AIM Balanced-Risk Retirement 2040 Fund, AIM Balanced-Risk Retirement 2050 Fund, AIM International Allocation Fund, AIM Mid Cap Core Equity Fund, AIM Moderate Allocation Fund, AIM Moderate Growth Allocation Fund, AIM Moderately Conservative Allocation Fund and AIM Small Cap Growth Fund (each a "Fund" and collectively, the "Funds"). This Statement of Additional Information relates solely to AIM Balanced-Risk Retirement Now Fund, AIM Balanced-Risk Retirement 2010 Fund, AIM Balanced-Risk Retirement 2020 Fund, AIM Balanced-Risk Retirement 2030 Fund, AIM Balanced-Risk Retirement 2040 Fund and AIM Balanced-Risk Retirement 2050 Fund (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated September 14, 2005, as amended (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

     The Trust was originally organized on February 19, 1985 as a Massachusetts business trust. The Trust reorganized as a Delaware business trust on May 29, 1998. The following Funds were included in the reorganization: AIM Basic Value Fund, AIM Mid Cap Core Equity Fund and AIM Small Cap Growth Fund. All historical financial and other information contained in this Statement of Additional Information for periods prior to May 29, 1998 relating to these Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof) of GT Global Growth Series, the Trust's predecessor. Effective June 5, 2000, AIM Basic Value Fund no longer invests all of its investable assets in the Value Portfolio and directly invests in the securities in which it previously indirectly invested by virtue of its interests in the Value Portfolio. Effective September 11, 2000, AIM Small Cap Growth Fund no longer invests all of its investable assets in the Small Cap Portfolio and directly invests in the securities in which it previously indirectly invested by virtue of its interests in the Small Cap Portfolio. Prior to September 8, 1998, AIM Basic Value Fund was known as AIM America Value Fund and AIM Small Cap Growth Fund was known as AIM Small Cap Equity Fund. Prior to July 1, 2002, AIM Mid Cap Core Equity Fund was known as AIM Mid Cap Equity Fund (which was known as AIM Mid Cap Growth Fund prior to September 8, 1998). Prior to March 31, 2004, AIM Global Equity Fund was known as AIM Global Trends Fund. AIM Global Equity Fund succeeded to the assets and assumed the liabilities of a series portfolio with a corresponding name (the "Predecessor Fund") of AIM Series Trust, a Delaware statutory trust, on November 4, 2003. All historical information and other information contained in this Statement of Additional Information for periods prior to November 4, 2003, relating to AIM Global Equity Fund (or a class thereof) is that of the Predecessor Fund (or a corresponding class thereof). Prior to April 29, 2005, AIM Growth Allocation Fund was known as AIM Aggressive Allocation Fund. Each of the other Funds commenced operations as a series of the Trust.

SHARES OF BENEFICIAL INTEREST

     Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Trust in certain circumstances.

     The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

     Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund offers the following separate classes of shares:

                                                                                      INSTITUTIONAL
               FUND                 CLASS A   CLASS B   CLASS C   CLASS R   CLASS Y      CLASS
               ----                 -------   -------   -------   -------   -------   -------------
AIM Balanced-Risk Retirement Now
   Fund                                X         X         X         X         X            X
AIM Balanced-Risk Retirement 2010
   Fund                                X         X         X         X         X            X
AIM Balanced-Risk Retirement 2020
   Fund                                X         X         X         X         X            X
AIM Balanced-Risk Retirement 2030
   Fund                                X         X         X         X         X            X
AIM Balanced-Risk Retirement 2040
   Fund                                X         X         X         X         X            X
AIM Balanced-Risk Retirement 2050
   Fund                                X         X         X         X         X            X

     This Statement of Additional Information relates solely to the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, if applicable, of the Funds. The Institutional Class shares are intended for use by certain eligible institutional investors, including the following:

     -    banks and trust companies acting in a fiduciary or similar capacity;

     -    bank and trust company common and collective trust funds;

     -    banks and trust companies investing for their own account;

     - entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies);

     -    retirement plans;

     - platform sponsors with which Invesco Aim Distributors, Inc. ("Invesco Aim Distributors")has entered into an agreement;

     -    proprietary asset allocation funds; and

     - Invesco Aim Management Group, Inc. ("Invesco Aim Management") and its affiliates.

     Each class of shares represents interests in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

     Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

     Because Class B shares automatically convert to Class A shares on or about month-end which is at least eight years after the date of purchase, the Funds' Agreement and Declaration of Trust requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A or shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

     Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with Invesco Aim Advisors, Inc. ("Invesco Aim"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

     Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

     The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust's Bylaws generally provide for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in any actions by or in the right of the Trust. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers. The Trust's Bylaws provide for the advancement of payments of expenses to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.

     SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates and share certificates are not issued.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

     The Trust is an open-end management investment company. Each of the Funds is "non-diversified" for purposes of the 1940 Act, which means each Fund can invest a greater percentage of its assets in any one issuer than a diversified fund can.

     The Funds are "funds of funds" which invest in other underlying funds and generally do not directly invest in the securities or use the investment techniques discussed below under "Investment Strategies and Risks."

     Following is the list of the underlying funds in which the Funds invest ("Underlying Funds") and their current related target percentage allocations (the allocation percentages may not add to 100% due to rounding). The Underlying Funds in which the Funds invest are mutual funds advised by Invesco Aim (such funds are referred to as the "AIM Funds").A Fund will become increasingly conservative over time approximately ten years prior to the target retirement date, which is the year specified in the Fund's name. Once a Fund reaches it's target retirement date, the Fund's asset allocation is anticipated to become a static allocation similar to that of the AIM Balanced-Risk Retirement Now Fund. The actual percentage allocations will vary from the target weightings in an Underlying Fund due to factors such as market movements and capital flows. Invesco Aim monitors the selection of Underlying Funds to ensure that they continue to conform to the Funds' current asset class allocations and rebalances the Funds' investments in an Underlying Fund on a monthly basis to keep them within their target weightings. Invesco Aim may change a Fund's asset class allocations, Underlying Funds or target weightings in an Underlying Fund without shareholder approval. Some portion of each Fund's portfolio may be held in cash due to purchase and redemption activity and other short term cash needs and the percentage allocations do not reflect the Funds' working cash balances. Cash flows will be managed to help maintain target percentage allocations.

                                         AIM             AIM             AIM            AIM              AIM
                                    BALANCED-RISK   BALANCED-RISK   BALANCED-RISK   BALANCED-RISK   BALANCED-RISK        AIM
                                      RETIREMENT      RETIREMENT     RETIREMENT      RETIREMENT       RETIREMENT    BALANCED-RISK
                                         2050            2040           2030            2020             2010       RETIREMENT NOW
UNDERLYING FUNDS                         FUND            FUND           FUND            FUND             FUND            FUND
----------------                    -------------   -------------   -------------   -------------   -------------   --------------
AIM Balanced-Risk Allocation Fund      100.000%        100.000%       100.000%        100.000%          63.000%         60.000%
Liquid Assets Portfolio                  0.000%          0.000%         0.000%          0.000%          18.500%         20.000%
Premier Portfolio                        0.000%          0.000%         0.000%          0.000%          18.500%         20.000%
                                       -------         -------        -------         -------          -------         -------
   TOTAL                               100.000%        100.000%       100.000%        100.000%         100.000%        100.000%
                                       =======         =======        =======         =======          =======         =======

     The following table lists the expected market exposure through the Underlying Fund, AIM Balanced-Risk Allocation Fund, to equities, commodities and fixed income. The table also includes the expected market exposure through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in the AIM Balanced-Risk Allocation Fund to reflect the near-term market environment around the strategic allocations. Due to the use of leverage in the Underlying Fund, AIM Balanced-Risk Allocation Fund, the percentages may not equal 100%.

                        AIM             AIM             AIM             AIM             AIM
                   BALANCED-RISK   BALANCED-RISK   BALANCED-RISK   BALANCED-RISK   BALANCED-RISK        AIM
                     RETIREMENT      RETIREMENT     RETIREMENT      RETIREMENT       RETIREMENT    BALANCED-RISK
                        2050            2040           2030            2020             2010       RETIREMENT NOW
UNDERLYING FUNDS        FUND            FUND           FUND            FUND             FUND            FUND
----------------   -------------   -------------   -------------   -------------   -------------   --------------
MARKET EXPOSURE
Equities              29.600%         29.600%         29.600%         29.600%         23.700%          17.800%
Commodities           20.800%         20.800%         20.800%         20.800%         17.400%          13.000%
Fixed Income          81.600%         81.600%         81.600%         81.600%         68.000%          51.000%
Cash Equivalents       0.000%          0.000%          0.000%          0.000%         20.000%          40.000%

INVESTMENT STRATEGIES AND RISKS

     Set forth below are detailed descriptions of the various types of securities and investment techniques that Invesco Aim and/or the Sub-Advisors (as defined herein) may use in managing an Underlying Fund, as well as the risks associated with those types of securities and investment techniques. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

     Not all of the Underlying Funds invest in all of the types of securities or use all of the investment techniques described below, and an Underlying Fund may not invest in all of these types of securities or use all of these techniques at any one time. An Underlying Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by an Underlying Fund's investment objective, policies and restrictions described in that Underlying Fund's Prospectus and/or this Statement of Additional Information, as well as the federal securities laws. Invesco Aim and/or the Sub-Advisors may invest in other types of securities and may use other investment techniques in managing an Underlying Fund, including those described below for Underlying Funds not specifically mentioned as investing in the security or using the investment technique, as well as securities and techniques not described, subject to limitations imposed by an Underlying Fund's investment objective, policies and restrictions described in that Underlying Fund's Prospectus and/or this Statement of Additional Information, as well as the federal securities laws.

     The Underlying Funds' investment objectives, policies, strategies and practices described below are non-fundamental unless otherwise indicated.

     As stated above, the Funds are "funds of funds" which invest in Underlying Funds and generally do not directly invest in the securities or use the investment techniques discussed below. Except where otherwise noted, the types of securities and investment techniques discussed below generally are those of the Underlying Funds.

Equity Investments

     Certain of an Underlying Fund may invest in the following types of equity investments.

     COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. An Underlying Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the dividend to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

     The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to an Underlying Fund.

     An Underlying Fund will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that an Underlying Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature. See also "Debt Investments
- Junk Bonds" below.

     ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

     FOREIGN SECURITIES. An Underlying Fund may invest in foreign securities. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations. For a discussion of ADRs and EDRs, please refer to subsection "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Foreign Investments - ADRs and EDRs" below.

     Liquid Assets Portfolio and Premier Portfolio, each an Underlying Fund, will limit their investments in foreign securities to debt obligations denominated in U.S. dollars.

     Investments by an Underlying Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail some or all of the risks set forth below, as applicable. Investments by an Underlying Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

     Currency Risk. The value of an Underlying Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and increases when the value of the U.S. dollar falls against such currency.

     Political and Economic Risk. The economies of many of the countries in which an Underlying Fund may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability and development, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of an Underlying Fund's investments.

     Regulatory Risk. Foreign companies may not be registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by an Underlying Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to an Underlying Fund's shareholders.

     Market Risk. The securities markets in many of the countries in which an Underlying Fund invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

     Risks of Developing Countries. Developing countries are those countries that are not included in the MSCI World Index. The Underlying Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country;
(2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from businesses in developing countries; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by an Underlying Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain developing countries. Many of the developing countries' securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on each of an Underlying Fund's investments.

     FOREIGN GOVERNMENT OBLIGATIONS. An Underlying Fund may invest in debt securities of foreign governments. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds".

     Foreign Government Obligations also include debt obligations of supranational entities. Such debt obligations are ordinarily backed by the full faith and credit of the entities that issue them. Supranational entities include international organizations designated or supported by government entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples of supranational entities include the International Bank for Reconstruction and Development (the World
Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of an Underlying Fund's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

     FOREIGN EXCHANGE TRANSACTIONS. An Underlying Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. An Underlying Fund may also engage in foreign exchange transactions using futures or forward currency contracts for non-hedging purposes to enhance returns. An Underlying Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward currency contracts entered into directly with another party or exchange-traded futures contracts. Foreign exchange transactions also include transactions conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

     An Underlying Fund may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of an Underlying Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of an Underlying Fund, or the payment of dividends and distributions by the Underlying Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. There can be no guarantee that these investments will be successful. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

     ADRS AND EDRS. ADRs are receipts typically issued by U.S. banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities. EDRs are similar to ADRs, except they are typically issued by European banks or trust companies.

Exchange-Traded Funds

     EXCHANGE-TRADED FUNDS. An Underlying Fund may purchase shares of exchange-traded funds ("ETFs"). Most ETFs are registered under the 1940 Act as investment companies. Therefore, an Underlying Fund's purchase of shares of an ETF may be subject to the restrictions on investments in other investment companies discussed under "Other Investment Companies."

     ETFs hold portfolios of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the price and/or yield of (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency. The performance results of ETFs will not replicate exactly the performance of the pertinent index, basket, commodity or currency due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

     Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the commodity or currency, or in the types of securities, commodities and/or currencies included in the indices or baskets the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF's shares may be halted if the listing exchange's officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. Finally, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF will replicate a particular index or basket or price of a commodity or currency.

Exchange-Traded Notes

     EXCHANGE-TRADED NOTES. Exchange-traded notes ("ETNs") are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When an Underlying Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by an Underlying Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

     ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and

Congress are considering proposals that would change the timing and character of income and gains from ETNs.

     An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

     The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Debt Investments

     U.S. GOVERNMENT OBLIGATIONS. An Underlying Fund may invest in U.S. Government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity.

     Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury.

     On September 6, 2008, the Federal Housing Finance Agency ("FHFA") placed FNMA and Federal Home Loan Mortgage Corporation ("FHLMC") into conservatorship, and FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. The U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise; this agreement contains various covenants that severely limit each enterprise's operation. The U.S. Treasury also announced the creation of a new secured lending facility that is available to FNMA and FHLMC as a liquidity backstop and announced the creation of a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA's appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA's or FHLMC's affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

     Other obligations of certain agencies and instrumentalities of the U.S. Government, such as the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, an Underlying Fund holding securities of such issuer might not be able to recover their investment from the U.S. Government.

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. An Underlying Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by non-government entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

     Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

     If an Underlying Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). An Underlying Fund may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., Series A, B, C and Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying an Underlying Fund's diversification tests.

     FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the FHLMC CMOs are made semiannually. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the FHLMC CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the FHLMC CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the FHLMC CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC CMO's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Common risks associated with mortgage related securities include:

     Prepayment Risk: Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

     Market Risk: Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and an Underlying Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

     Credit Risk: Credit risk reflects the risk that an Underlying Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by the U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. Although GNMA guarantees timely payment of GNMA certificates even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

     COLLATERALIZED DEBT OBLIGATIONS ("CDOS"). An Underlying Fund may invest in CDOs. A CDO is an asset backed security backed by a pool of bonds, loans and other debt obligations. CDOs do not specialize in one type of debt but often include non-mortgage loans or bonds.

     Similar in structure to a collateralized mortgage obligation (described above) CDOs are unique in that they represent different types of debt and credit risk. In the case of CDOs, these are often referred to as 'tranches' or 'slices'. Each slice has a different maturity and risk associated with it.

     CREDIT LINKED NOTES ("CLNS"). An Underlying Fund may invest in CLNs . A CLN is a security with an embedded credit default swap allowing the issuer to transfer a specific credit risk to credit investors.

     CLNs are created through a Special Purpose Company (SPC), or trust, which is collateralized with AAA-rated securities. Investors buy securities from a trust that pays a fixed or floating coupon during the life of the note. At maturity, the investors receive par unless the referenced credit defaults or declares bankruptcy, in which case they receive an amount equal to the recovery rate. The trust enters into a default swap with a deal arranger. In case of default, the trust pays the dealer par minus the recovery rate in exchange for an annual fee which is passed on to the investors in the form of a higher yield on the notes.

     MUNICIPAL SECURITIES. An Underlying Fund may invest in "Municipal Securities," which include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.

     Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax ("AMT") liability and may have other collateral federal income tax consequences. See "Dividends, Distributions and Tax Matters."

     The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Underlying Funds' assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such Municipal Securities held by an Underlying Fund will vary from time to time.

     Municipal Securities also include the following securities:

     - Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long term debt obligations or bonds.

     - Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Interest payments on qualifying municipal leases are exempt from federal income taxes. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default. All direct investments by the Fund in municipal lease obligations shall be deemed illiquid and shall be valued according to the Portfolio's Procedures for Valuing Securities current at the time of such valuation.

     - Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.

     - Revenue Anticipation Notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.

     - Tax-Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.

     An Underlying Fund also may purchase participation interests or custodial receipts from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying Municipal Securities.

     Subsequent to its purchase by an Underlying Fund, an issue of Municipal Securities may cease to be rated by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings

Services ("S&P"), or another nationally recognized statistical rating organization ("NRSRO"), or the rating of such a security may be reduced below the minimum rating required for purchase by an Underlying Fund. Neither event would require an Underlying Fund to dispose of the security, but Invesco Aim will consider such events to be relevant in determining whether the Underlying Fund should continue to hold the security. To the extent that the ratings applied by Moody's, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, an Underlying Fund will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with the investment policies described herein.

     Quality Standards. The following quality standards apply at the time a security is purchased. Information concerning the ratings criteria of Moody's, S&P, and Fitch Investors Service, Inc. ("Fitch") appears herein under "Appendix A - Ratings of Debt Securities."

     Since an Underlying Fund may invest in Municipal Securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Underlying Fund and affect its share price.

     An Underlying Fund may invest in Municipal Securities which are insured by financial insurance companies. Since a limited number of entities provide such insurance, an Underlying Fund may invest more than 25% of its assets in securities insured by the same insurance company.

     Liquid Assets Portfolio and Premier Portfolio, each an Underlying Fund, limit their investments in certain types of Municipal Securities as follows: (i) less than 25% of their total assets will be invested in securities of issuers who are located in the same state; (ii) less than 25% of their total assets will be invested in industrial development bonds; and (iii) less than 25% of their total assets will be invested in securities the interest on which is paid from revenues of similar type projects (similar project securities). However, industrial development bonds and similar project securities will not be counted towards the applicable 25% limit if they are subject to a guarantee, including a letter of credit, financial guaranty insurance, or are refunded securities (meaning that payments of principal and interest on such securities are paid by U.S. Government securities that have been irrevocably placed in an escrow account and are pledged only to such payments).

     Other Considerations. The ability of an Underlying Fund to achieve its investment objective depends upon the continuing ability of the issuers or guarantors of Municipal Securities held by an Underlying Fund to meet their obligations for the payment of interest and principal when due. The securities in which an Underlying Fund invests may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value.

     There is a risk that some or all of the interest received by an Underlying Fund from Municipal Securities might become taxable as a result of tax law changes or determinations of the Internal Revenue Service ("IRS").

     The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. Generally, the yield realized by an Underlying Fund's shareholders will be the yield realized by the Underlying Fund on its investments, reduced by the general expenses of the Underlying Fund and the Trust. The market values of the Municipal Securities held by an Underlying Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.

     SYNTHETIC MUNICIPAL INSTRUMENTS. Invesco Aim believes that certain synthetic municipal instruments provide opportunities for mutual funds to invest in high credit quality securities providing attractive returns, even in market conditions where the supply of short-term tax-exempt instruments may be limited. An Underlying Fund may invest in synthetic municipal instruments the value of and return on which are derived from underlying securities. The types of synthetic municipal instruments in which an Underlying Fund may invest include tender option bonds and variable rate trust certificates. Both types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust or custodial account to investors such as an Underlying Fund. The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates that are reset periodically. A "tender option bond" provides a certificate holder with the conditional right to sell its certificate to the Sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A "variable rate trust certificate" evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically providing the certificate holder with the conditional demand feature the right to tender its certificate at par value plus accrued interest.

     All synthetic municipal instruments must meet the minimum quality standards for an Underlying Fund's investments and must present minimal credit risks. In selecting synthetic municipal instruments for an Underlying Fund, Invesco Aim considers the creditworthiness of the issuer of the Underlying Bond, the Sponsor and the party providing certificate holders with a conditional right to sell their certificates at stated times and prices (a demand feature). Typically, a certificate holder cannot exercise the demand feature upon the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.

     The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the IRS has not issued a ruling addressing this issue. In the event the IRS issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to the Funds on certain synthetic municipal instruments would be deemed to be taxable. An Underlying Fund relies on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.

     BANK INSTRUMENTS. An Underlying Fund may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. or foreign banks. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank.

     Liquid Assets Portfolio, an Underlying Fund, may invest in certificates of deposit ("Eurodollar CDs") and time deposits ("Eurodollar time deposits") of foreign branches of domestic banks. Accordingly, an investment in the Underlying Fund may involve risks that are different in some respects from those incurred by an investment company which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible imposition of foreign country withholding taxes on interest income.

     COMMERCIAL INSTRUMENTS. An Underlying Fund may invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of an Underlying Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes are generally illiquid and therefore subject to an Underlying Fund's percentage limitations for investments in illiquid securities.

     INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. AIM Balanced-Risk Allocation Fund, an Underlying Fund, may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of AIM Balanced-Risk Allocation Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

     U.S. CORPORATE DEBT OBLIGATIONS. Liquid Assets Portfolio and Premier Portfolio, each an Underlying Fund, may invest in U.S. Corporate Debt Obligations. Corporate debt obligations in which Liquid Assets Portfolio and Premier Portfolio may invest are debt obligations issued or guaranteed by corporations that are denominated in U.S. dollars. Such investments may include, among others, commercial paper, bonds, notes, debentures, variable rate demand notes, master notes, funding agreements and other short-term corporate instruments. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Variable rate demand notes are securities with a variable interest which is readjusted on pre-established dates. Variable rate demand notes are subject to payment of principal and accrued interest (usually within seven days) on each Underlying Fund's demand. Master notes are negotiated notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of Liquid Assets Portfolio and Premier Portfolio. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Funding agreements are agreements between an insurance company and an Underlying Fund covering underlying demand notes. Although there is no secondary market in funding agreements, if the underlying notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes and funding agreements are generally illiquid and therefore subject to Liquid Assets Portfolio's and Premier Portfolio's percentage limitation for investments in illiquid securities.

     Descriptions of debt securities ratings are found in Appendix A.

     JUNK BONDS. An Underlying Fund may invest in lower-rated or non-rated debt securities commonly known as junk bonds. An Underlying Fund may invest up to 25% of its total assets in junk bonds, including junk bonds of companies located in developing countries.

     Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal. While they may provide greater income and opportunity for gain, junk bonds are subject to greater risks than higher-rated debt securities. The prices of and yields on junk bonds may fluctuate to a greater extent than those of higher-rated debt securities.

     Issuers of junk bonds are often highly leveraged, and may lack more traditional methods of financing. The risk of issuer default on junk bonds is generally higher because such issues are often unsecured or otherwise subordinated to claims of the issuer's other creditors. If a junk bond issuer defaults, an Underlying Fund may incur additional expenses to seek recovery.

     Junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to real or perceived adverse economic conditions and individual corporate developments (including industry competition and adverse publicity), than those of higher-rated debt securities, which can decrease the liquidity and values of junk bonds. During such periods of recession and economic downturns, highly leveraged junk bond issuers may experience financial stress and may lack sufficient revenues to meet interest payment obligations, increasing the risk of default. In addition, new laws and proposed new laws may adversely impact the market for junk bonds.

     An Underlying Fund may have difficulty selling certain junk bonds at the desired time and price. The secondary markets in which junk bonds are traded may be thin and less liquid than the market for higher-rated debt securities. Less liquidity in secondary trading markets could adversely affect the price at which an Underlying Fund could sell a particular junk bond, and could adversely affect and cause large fluctuations in the net asset value of that Underlying Funds' shares. The lack of a liquid secondary market may also make it more difficult for an Underlying Fund to obtain accurate market quotations in valuing junk bond assets.

     LIQUID ASSETS. For cash management purposes, each Fund and each Underlying Fund may hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each Fund and each Underlying Fund may temporarily hold all or a portion of its assets in cash, cash equivalents (including shares of affiliated money market funds) or high-quality debt instruments. As a result, the Funds and the Underlying Funds may not achieve their investment objective.

     Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).

     STRUCTURED NOTES. An Underlying Fund may invest in structured notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the "reference") or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the reference. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore may result in a loss of invested capital. Structured notes may be indexed positively or negatively, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note particularly volatile.

     Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

Other Investments

     REAL ESTATE INVESTMENT TRUSTS ("REITS"). An Underlying Fund may invest in equity and/or debt securities issued by REITs. REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

     To the extent that an Underlying Fund has the ability to invest in REITs, an Underlying Fund could conceivably own real estate directly as a result of a default on the securities it owns. An Underlying Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

     In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by anREITs. By investing in REITs indirectly through an Underlying Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Underlying Fund, but also, indirectly, similar expenses of the REITs.

     OTHER INVESTMENT COMPANIES. An Underlying Fund may purchase shares of other investment companies. As discussed previously, the Funds are structured as "funds of funds" under the 1940 Act and invest in other investment companies, namely AIM Funds.

     For each Underlying Fund, the 1940 Act imposes the following restrictions on investments in other investment companies: (i) an Underlying Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) an Underlying Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) an Underlying Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These restrictions do not apply to investments by an Underlying Fund in investment companies that are money market funds, including money market funds that have Invesco Aim or an affiliate of Invesco Aim as an investment advisor (the "Affiliated Money Market Funds"). Also, as "funds of funds" under the 1940 Act, the Funds are not subject to these restrictions when purchasing shares of an Underlying Fund.

     With respect to an Underlying Fund's purchase of shares of another investment company, including an Affiliated Money Market Fund, an Underlying Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.

     DEFAULTED SECURITIES. An Underlying Fund may invest in defaulted securities. In order to enforce its rights in defaulted securities, an Underlying Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase an Underlying Fund's operating expenses and adversely affect its net asset value. Any investments by an Underlying Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless Invesco Aim determines that such defaulted securities are liquid under guidelines adopted by the Board.

     VARIABLE OR FLOATING RATE INSTRUMENTS. An Underlying Fund may invest in securities that have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by an Underlying Fund are subject to payment of principal and accrued interest (usually within seven days) on an Underlying Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of an Underlying Fund. Invesco Aim will monitor the pricing, quality and liquidity of the variable or floating rate securities held by an Underlying Fund.

     INDEXED SECURITIES. An Underlying Fund may invest in indexed securities the value of which is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.

     ZERO-COUPON AND PAY-IN-KIND SECURITIES. An Underlying Fund may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, an Underlying Fund may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

     PARTICIPATION INTERESTS. An Underlying Fund may invest in participation interests. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the "Borrower"). An Underlying Fund generally will have no right directly to enforce compliance by the Borrower with the terms of the credit agreement. Instead, an Underlying Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of an Underlying Fund's rights against the Borrower and for the receipt and processing of payments due to an Underlying Fund under the loans. Under the terms of a participation interest, an Underlying Fund may be regarded as a creditor of the Participant and thus an Underlying Fund is subject to the credit risk of both the Borrower and Lender or a Participant. Participation interests are generally subject to restrictions on resale. An Underlying Fund considers participation interests to be illiquid and therefore subject to the Underlying Funds' percentage limitation for investments in illiquid securities.

     SALE OF MONEY MARKET SECURITIES. An Underlying Fund does not seek profits through short-term trading and will generally hold portfolio securities to maturity. However, Invesco Aim may seek to enhance the yield of an Underlying Fund by taking advantage of yield disparities that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. Invesco Aim may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with Invesco Aim judgment as to desirable portfolio maturity structure. Invesco Aim may also dispose of any portfolio security prior to maturity to meet redemption requests, and as a result of a revised credit evaluation of the issuer or other circumstances or considerations. Each Underlying Fund's policy of investing in securities with maturities of 397 days or less will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments of the type made by each Underlying Fund, the high turnover should not adversely affect the Underlying Fund's net income.

     PRIVATIZATIONS. An Underlying Fund may invest in privatizations. The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). Invesco Aim believes that privatizations may offer opportunities for significant capital appreciation and intend to invest in privatizations in appropriate circumstances. An Underlying Fund's investment in such privatizations may include: (i) privately negotiated investments in a government owned or controlled company or enterprise; (ii) investments in the initial offering of equity securities of a government owned or controlled company or enterprise; and (iii) investments in the securities of a government owned or controlled company or enterprise following its initial equity offering. In certain foreign countries, the ability of foreign entities to participate in privatizations may be limited by local law, or the terms on which an Underlying Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful, or that foreign governments will not re-nationalize companies or enterprises that have been privatized.

     INDEXED COMMERCIAL PAPER. An Underlying Fund may invest without limitation in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. An Underlying Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the funds to hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while seeking to provide an attractive money market rate of return. An Underlying Fund will not purchase such commercial paper for speculation.

     SAMURAI AND YANKEE BONDS. An Underlying Fund may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in their countries of domicile, such bond issues normally carry a higher interest rate but are less actively traded. It is the policy of an Underlying Fund to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

     PREMIUM SECURITIES. An Underlying Fund may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. An Underlying Fund will not amortize the premium paid for such securities in calculating its net investment income. As a result, in such cases the purchase of such securities provides an Underlying Fund a higher level of investment income distributable to shareholders on a current basis than if an Underlying Fund purchased securities bearing current market rates of interest. If securities purchased by an Underlying Fund at a premium are called or sold prior to maturity, an Underlying Fund will realize a loss to the extent the call or sale price is less than the purchase price. Additionally, an Underlying Fund will realize a loss if it holds such securities to maturity.

     STRUCTURED INVESTMENTS. An Underlying Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which an Underlying Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

     An Underlying Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.

     Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, an Underlying Fund's investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act described below under "Investment Strategies and Risks
- Other Investment Companies." Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

     STRIPPED INCOME SECURITIES. An Underlying Fund may invest a portion of its assets in stripped income securities, which are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the "interest only class" or the "IO class"), while the other class will receive all of the principal (the "principal-only class" or the "PO class"). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional income securities.

     INVESTMENTS IN ENTITIES WITH RELATIONSHIPS WITH AN UNDERLYING FUND/ADVISOR. An Underlying Funds may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of the AIM Funds; (ii) entities that rate or rank the AIM Funds; (iii) exchanges on which the AIM Funds buy or sell securities; and (iv) entities that provide services to the AIM Funds (e.g., custodian banks). The Underlying Funds will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.

Investment Techniques

     DELAYED DELIVERY TRANSACTIONS. An Underlying Fund may engage in delayed delivery transactions. Delayed delivery transactions, also referred to as forward commitments, involve commitments by an Underlying Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. An Underlying Fund may purchase securities on a delayed delivery basis to the extent they can anticipate having available cash on the settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.

     Investment in securities on a delayed delivery basis may increase an Underlying Fund's exposure to market fluctuation and may increase the possibility that an Underlying Fund will incur short-term gains subject to federal taxation or short-term losses if an Underlying Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, an Underlying Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by an Underlying Fund, as a result, more than 25% of the Underlying Fund's total assets would become so committed.

     The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of an Underlying Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of an Underlying Fund until settlement. Absent extraordinary circumstances, an Underlying Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

     An Underlying Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, an Underlying Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

     WHEN-ISSUED SECURITIES. An Underlying Fund may purchase when-issued securities. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. An Underlying Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Underlying Fund may sell these securities before the settlement date if it is deemed advisable.

     If an Underlying Fund purchases a when-issued security, the Underlying Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Underlying Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by an Underlying Fund if, as a result, more than 25% of the Underlying Fund's total assets would become so committed.

     Securities purchased on a when-issued basis and the securities held in an Underlying Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if an Underlying Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Underlying Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Underlying Fund to meet its obligations under when-issued commitments, the Underlying Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Underlying Fund's payment obligation).

     Investment in securities on a when-issued basis may increase an Underlying Fund's exposure to market fluctuation and may increase the possibility that an Underlying Fund will incur short-term gains subject to federal taxation or short-term losses if the Underlying Fund must sell another security in order to honor a when-issued commitment. An Underlying Fund will employ techniques designed to reduce such risks.

     SHORT SALES. An Underlying Fund may engage in short sales. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which an Underlying Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, an Underlying Fund must borrow the security from a broker-dealer through which the short sale is executed, and the broker-dealer delivers the securities, on behalf of the Underlying Fund, to the buyer. The broker-dealer is entitled to retain the proceeds from the short sale until the Underlying Fund delivers the securities sold short to the broker-dealer. In addition, an Underlying Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short and may have to pay a premium to borrow the securities.

     To secure its obligation to deliver the securities sold short to the broker-dealer, an Underlying Fund may be required to deposit cash or liquid securities with the broker in addition to the proceeds from the short sale to meet necessary margin requirements. In addition, an Underlying Fund will place in a segregated account with the Underlying Fund's custodian an amount of cash or liquid securities equal to the difference, if any, between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker-dealer in connection with the short sale. The amounts deposited with the broker-dealer or segregated with the custodian do not have the effect of limiting the amount of money that an Underlying Fund may lose on a short sale.

     An Underlying Fund is said to have a short position in the securities sold short until it delivers to the broker-dealer the securities sold short, at which time such Underlying Fund receives the proceeds of the sale. An Underlying Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

     An Underlying Fund will realize a gain if the price of a security declines between the date of the short sale and the date on which such Underlying Fund purchases a security to replace the borrowed security. On the other hand, an Underlying Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that an Underlying Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of an Underlying Fund's investment in the security. For example, if an Underlying Fund purchases a $10 security, potential loss is limited to $10; however, if an Underlying Fund sells a $10 security short, it may have to purchase the security for return to the broker-dealer when the market value of that security is $50, thereby incurring a loss of $40.

     An Underlying Fund may also make short sales "against the box," meaning that at all times when a short position is open An Underlying Fund owns an equal amount of such securities or securities convertible into, or exchangeable for, without payment of any further consideration, securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short "against the box," an Underlying Fund will segregate with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for an equal amount of such securities. An Underlying Fund will not sell a security short if, as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the Underlying Fund's total assets.

     In addition to enabling an Underlying Fund to hedge against market risk, short sales and short sales "against the box" may afford an Underlying Fund an opportunity to earn additional current income to the extent an Underlying Fund are able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period an Underlying Fund's short positions remain open. There is no assurance that an Underlying Fund will be able to enter into such arrangements.

     See "Dividends, Distributions and Tax Matters - Tax Matters - Determination of Taxable Income of a Regulated Investment Company."

     MARGIN TRANSACTIONS. None of the Funds nor any of the Underlying Funds will purchase any security on margin, except that each Underlying Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by an Underlying Fund of initial or variation margin in connection with futures or related options transactions or other derivative instruments will not be considered the purchase of a security on margin.

     INTERFUND LOANS. Each Fund and each Underlying Fund may lend uninvested cash up to 15% of its net assets to other funds advised by Invesco Aim (the "AIM Funds") and each Fund and each Underlying Fund may borrow from other AIM Funds to the extent permitted under such

Underlying Fund's investment restrictions. During temporary or emergency periods, the percentage of an Underlying Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, an Underlying Fund may not make any additional investments. If an Underlying Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Underlying Fund's total assets, such Underlying Fund will secure all of its loans from other AIM Funds. The ability of an Underlying Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

     BORROWING. Each Fund and each Underlying Fund may borrow money, except as described below, to the extent permitted under the 1940 Act Laws, Interpretations and Exemptions. Such borrowings may be utilized (i) for temporary or emergency purposes; (ii) in anticipation of or in response to adverse market conditions; or, (iii) for cash management purposes. A Fund may also borrow money to purchase additional securities when Invesco Aim and/or the Sub-Advisors deem it advantageous to do so. A Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.

     If there are unusually heavy redemptions because of changes in interest rates or Fund performance, or for any other reason, an Underlying Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value and/or market price per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, the Fund's and an Underlying Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely. Additionally, the ability of the a Fund to borrow money for leverage may permit the Fund to access new issuances of securities or assume a defensive strategy in response to an increase in the spread between the bid and ask prices of portfolio securities during specific market events, or settle portfolio transactions.

     An Underlying Fund may borrow from a bank, broker-dealer, or an AIM Fund. Additionally, an Underlying Fund is permitted to temporarily carry a negative or overdrawn balance in their account with their custodian bank. To compensate the custodian bank for such overdrafts, the Underlying Fund may either (i) leave funds as a compensating balance in its account so the custodian bank can be compensated by earning interest on such funds; or (ii) compensate the custodian bank by paying it an agreed upon rate.

     LENDING PORTFOLIO SECURITIES. An Underlying Fund may lend it's portfolio securities where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Underlying Fund may lend portfolio securities to the extent of one-third of its total assets.

     An Underlying Fund will not have the right to vote securities while they are on loan, but it can call a loan in anticipation of an important vote. An Underlying Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral. Lending securities entails a risk of loss to an Underlying Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly, or in the event of a default by the borrower. An Underlying Fund could also experience delays and costs in gaining access to the collateral.

     Any cash received as collateral for loaned securities will be invested, in accordance with an Underlying Fund's investment guidelines, in short-term money market instruments or, Affiliated Money Market Funds. For purposes of determining whether an Underlying Fund is complying with its investment policies, strategies and restrictions, the Underlying Fund will consider the loaned securities as assets of the Underlying Fund, but will not consider any collateral received as an Underlying Fund asset. An Underlying Fund will bear any loss on the investment of cash collateral.

     For a discussion of tax considerations relating to lending portfolio securities, see "Dividends, Distributions and Tax Matters - Tax Matters - Securities Lending.

     REPURCHASE AGREEMENTS. An Underlying Fund may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest. Repurchase agreements are agreements under which an Underlying Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during an Underlying Fund's holding period. An Underlying Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying securities from the Underlying Fund on demand and the effective interest rate is negotiated on a daily basis. Repurchase agreements are considered loans by the Fund under the 1940 Act.

     If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, an Underlying Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. In addition, although the Bankruptcy Code and other insolvency laws may provide certain protections for some types of repurchase agreements, if the seller of a repurchase agreement should be involved in bankruptcy or insolvency proceedings, an Underlying Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the value of the underlying security declines. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

     An Underlying Fund may invest it's cash balance in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days.

     REVERSE REPURCHASE AGREEMENTS. An Underlying Fund may engage in reverse repurchase agreements. Reverse repurchase agreements are agreements that involve the sale by an Underlying Fund of securities to financial institutions such as banks and broker-dealers, with an agreement that the Underlying Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, an Underlying Fund continues to receive interest and principal payments on the securities sold. An Underlying Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

     Reverse repurchase agreements involve the risk that the market value of securities to be purchased by an Underlying Fund may decline below the price at which the Underlying Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Underlying Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, an Underlying Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Underlying Fund's obligation to repurchase the securities. At the time an Underlying Fund enters into a reverse repurchase agreement, it will segregate liquid assets having a dollar value equal to the repurchase price, and will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements are considered borrowings by an Underlying Fund under the 1940 Act.

     DOLLAR ROLLS. An Underlying Fund may engage in dollar rolls. A dollar roll is a type of repurchase transaction that involves the sale by an Underlying Fund of a mortgage-backed security to a financial institution such as a bank or broker-dealer, with an agreement that the Underlying Fund will repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, an Underlying Fund will not be entitled to receive interest and principal payments on the securities sold but is compensated for the difference between the current sales price and the forward price for the future purchase. In addition, cash proceeds of the sale may be invested in short-term instruments and the income from these investments, together with any additional fee income received on the sale, would generate income for an Underlying Fund. An Underlying Fund typically enters into a dollar roll transaction to enhance the Underlying Fund's return either on an income or total return basis or to manage pre-payment risk.

     Dollar roll transactions involve the risk that the market value of the securities retained by an Underlying Fund may decline below the price of the securities that the Underlying Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, an Underlying Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce an Underlying Fund's obligation to repurchase the securities. Dollar rolls are considered borrowings by a Fund under the 1940 Act.

     ILLIQUID SECURITIES. Liquid Assets Portfolio and Premier Portfolio, each an Underlying Fund, may invest up to 10% of its net assets in securities that are illiquid. AIM Balanced-Risk Allocation Fund, also an Underlying Fund, may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act").

     Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent an Underlying Fund from disposing of them promptly at reasonable prices. An Underlying Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

     RULE 144A SECURITIES. An Underlying Fund may invest in Rule 144A securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as an Underlying Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Invesco Aim and/or the Sub-Advisors, under the supervision of the Board, will consider whether securities purchased under Rule 144A by an Underlying Fund are illiquid and thus subject to such Underlying Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination Invesco Aim and/or the Sub-Advisors will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Invesco Aim and/or the Sub-Advisors could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Invesco Aim and/or the Sub-Advisors will also monitor the liquidity of Rule 144A securities held by Underlying Funds, if as a result of changed conditions, Invesco Aim and/or the Sub-Advisors determines that a Rule 144A security is no longer liquid, Invesco Aim and/or the Sub-Advisors will review an Underlying Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Underlying Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Underlying Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     UNSEASONED ISSUERS. An Underlying Fund may invest in the securities of unseasoned issuers. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

     SWAP AGREEMENTS. An Underlying Fund may enter into a swap agreement. Swap agreements are two-party contracts wherein the two parties agree to make an exchange as described below.

     Commonly used swap agreements include:

     Credit Default Swaps ("CDS"): An agreement between two parties where one party agrees to make one or more payments to the other, while the other party assumes the risk of certain defaults on a referenced debt obligation, generally a failure to pay or bankruptcy of the issuer. CDS may be direct ("unfunded swaps") or indirect in the form of a structured note ("funded swaps").

     An Underlying Fund may buy a CDS ("buy credit protection"); in this transaction an Underlying Fund pays a stream of payments based on a fixed interest rate (the "premium") over the life of the swap in exchange for a counterparty (the "seller") taking on the risk of default of a referenced debt obligation (the "Reference Obligation"). If a credit event occurs for the Reference Obligation an Underlying Fund would cease to make premium payments and it would deliver defaulted bonds to the seller; in return, the seller would pay the full par value, of the Reference Obligation to the Underlying Fund. Alternatively, the two counterparties may agree to cash settlement in which the seller delivers to an Underlying Fund (buyer) the difference between the market value and the notional value of the Reference Obligation. If no event of default occurs, the Underlying Fund pays the fixed premium to the seller, and no other exchange occurs.

     Alternatively, an Underlying Fund may sell a CDS ("sell protection"); in this transaction an Underlying Fund will receive premium payments from the buyer in exchange for taking the credit risk of the Reference Obligation. If an event of default occurs the buyer would cease to make premium payments to an Underlying Fund and the Underlying Fund would pay the buyer the par value of the Reference Obligation; in return, the buyer would deliver the Reference Obligation to the Underlying Fund. Alternatively, if cash settlement is elected, an Underlying Fund would pay the buyer the notional value less the market value of the Reference Obligation. If no event of default occurs, the Underlying Fund receives the premium payments over the life of the agreement.

     CDS transactions are typically individually negotiated and structured. CDS transactions may be entered into for investment or hedging purposes. An Underlying Fund may enter into CDS to create direct or synthetic long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities.

     Interest Rate Swap: An agreement between two parties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified principal or notional amount. In other words, Party A agrees to pay Party B a fixed interest rate and in return Party B will pay Party A a variable interest rate. The amount that each party pays is calculated by multiplying the fixed or variable rate by the par amount.

     Currency Swap: An agreement between two parties pursuant to which the parties exchange a U.S. dollar-denominated payment for a payment denominated in a different currency.

     Credit Default Index Swap ("CDX"). A CDX is a credit derivative used to hedge credit risk or to take a position on a basket of credit entities. A CDX is a completely standardized credit security and is therefore highly liquid and typically trades at a very small bid-offer spread. This means that it may be cheaper to hedge a portfolio of credit default swaps or bonds with a CDX than it is to buy many CDS to achieve a similar effect. A new series of CDX is issued every six months by Markit and IIC. Prior to the announcement of each series, a group of investment banks is polled to determine the credit entities that will form the constituents of the new issue. On the day of issue, a fixed coupon is decided for the CDX based on the credit spread of the entities within the CDX. Once this has been determined, the CDX constituents and the fixed coupon are published, and the CDX can be actively traded.

     Total Return Swap: A swap agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset. An Underlying Fund will primarily utilize total return swaps on futures, which exchange payments based solely on the return of the underlying asset. Certain total return swaps are required by contract to cash-settle. See "Derivatives - Cover." This allows an Underlying Fund to employ leverage to a greater extent than if the Underlying Fund were required to segregate assets equal to the full notional value of the total return swap.

     Common risks associated with swap agreements:

     Liquidity Risk: The risk that a particular swap is difficult to sell or liquidate. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

     Pricing Risk: The risk that a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding underlying instruments.

     Interest Rate and Currency Swap Risk: Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by an Underlying Fund.

     Basis Risk: The risk that offsetting investments in a hedging strategy will not experience price changes in entirely opposite directions from each other. This imperfect correlation between the two investments causes the potential for excess gains or losses in a hedging strategy.

     Tax Risks: For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

     Counterparty Risk: Swaps are generally governed by a single master agreement for each counterparty. Counterparty Risk refers to the risk that the counterparty under the swap agreement will not live up to its obligations. A swap agreement may not contemplate delivery of collateral to support a counterparty's contractual obligation; therefore, an Underlying Fund might need to rely on contractual remedies to satisfy the counterparty's obligation. As with any contractual remedy, there is no guarantee that an Underlying Fund would be successful in pursuing such remedies, particularly in the event of the counterparty's bankruptcy. The swap agreement may allow for netting of the counterparties' obligations on specific transactions in which case an Underlying Fund's obligation or right will be the net amount owed to or by the counterparty. Although this will not guarantee that the counterparty does not default, an Underlying Fund will not enter into a swap transaction with any counterparty that Invesco Aim and/or the Sub-Advisors believe does not have the financial resources to honor its obligations under the transaction. Further, Invesco Aim monitors the financial stability of swap counterparties in an effort to protect an Underlying Fund's investments. Where the obligations of the counterparty are guaranteed, Invesco Aim monitors the financial stability of the guarantor instead of the counterparty. An Underlying Fund's current obligations under a swap agreement are to be accrued daily (on a net basis), and an Underlying Fund maintains cash or liquid assets in an amount equal to amounts owed to a swap counterparty (some of these assets may be segregated to secure the swap counterparty).

     An Underlying Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under the swap agreements with that counterparty would exceed 5% of the Fund's net assets determined on the date the transaction is entered into.

     BUNDLED SECURITIES. In lieu of investing directly in securities an Underlying Fund may from time to time invest in Targeted Return Index Securities Trusts ("TRAINS") or similar instruments representing a fractional undivided interest in an underlying pool of securities often referred to as "Bundled Securities". Bundled Securities are typically represented by certificates and an Underlying Fund will be permitted at any time to exchange such certificates for the underlying securities evidenced by such certificates and thus the certificates are generally subject to the same risks as the underlying securities held in the trust. An Underlying Fund will examine the characteristics of the underlying securities for compliance with investment criteria but will determine liquidity with reference to the certificates themselves. TRAINs and other trust certificates are generally not registered under the 1933 Act or the 1940 Act and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Investments in certain TRAINs or other trust certificates may have the effect of increasing the level of Underlying Fund illiquidity to the extent an Underlying Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     PUT AND CALL OPTIONS. An Underlying Fund may engage in certain strategies involving options to attempt to manage the risk of their investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). Option transactions present the possibility of large amounts of exposure, which may result in an Underlying Fund's net asset value being more sensitive to changes in the value of the related investment.

     Call Options: A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell to and deliver the underlying security, contract or foreign currency to the purchaser of the call option.

     Put Options: A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

     Listed Options and Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller are guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. An Underlying Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, an Underlying Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although an Underlying Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Underlying Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, an Underlying Fund might be unable to close out an OTC option position at any time prior to its expiration.

     Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when an Underlying Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. An Underlying Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, an Underlying Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

     CDS Option. An Underlying Fund may additionally enter into CDS option transactions which grant the holder the right, but not the obligation, to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

     Writing Options. An Underlying Fund d may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. An Underlying Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, an Underlying Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

     An Underlying Fund may write a put option without owning the underlying security if it covers the option as described in the section "Cover." An Underlying Fund may only write a put option on a security as part of an investment strategy and not for speculative purposes. In return for the premium received for writing a put option, the Underlying Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Underlying Fund would suffer a loss.

     If an option that an Underlying Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If a call option is exercised, an Underlying Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. An Underlying Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which an Underlying Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

     Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit an Underlying Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

     Pursuant to federal securities rules and regulations, if an Underlying Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

     An Underlying Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Underlying Fund's total assets. An Underlying Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Underlying Fund's total assets.

     Purchasing Options. An Underlying Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. An Underlying Fund is not required to own the underlying security in order to purchase a call option, and may only cover the transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable an Underlying Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, an Underlying Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, an Underlying Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. An Underlying Fund may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where an Underlying Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

     An Underlying Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Underlying Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. An Underlying Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where an Underlying Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, an Underlying Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

     Straddles. An Underlying Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Underlying Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     General Information Regarding Options: The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

     An Underlying Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, an Underlying Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit an Underlying Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     WARRANTS. An Underlying Fund may purchase warrants. A warrant is a security that gives the holder the right to purchase securities from the issuer at a specific price within a certain time frame and is similar to call options. The main difference between warrants and call options is that warrants are issued by the company that will issue the underlying security, whereas options are not issued by the company. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock are often employed to finance young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

     FUTURES CONTRACTS. An Underlying Fund may purchase Futures Contracts. A Futures Contract is a two-party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts").

     Common examples of Futures Contracts that an Underlying Fund may engage in include, but are not limited to:

     Commodity Futures. A commodity futures contract is an exchange-traded contract to buy or sell a particular commodity at a specified price at some time in the future. Commodity futures contracts are highly volatile; therefore, the prices of fund shares may be subject to greater volatility to the extent it inverts in commodity futures.

     Index Futures: A stock index Futures Contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contracts and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

     Interest Rate Futures: An interest-rate futures contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures and Eurodollar futures contracts. The specified security for U.S. Treasury futures is a U.S. Treasury security. The specified security for Eurodollar futures is the London Interbank Offered Rate ("Libor") which is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market.

     Security Futures: A security futures contract is an exchange-traded contract to purchase or sell in the future a specified quantity of a security, other than a Treasury security, or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the specified security.

     Currency Futures: A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specified price at some time in the future (commonly three months or more). Currency futures contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to an Underlying Fund. Additionally, an Underlying Fund may lose money on currency futures if changes in the currency rates do not occur as anticipated.

     An Underlying Fund will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" above. It should be noted that the Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the act with respect to the Underlying Funds.

     Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding. "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by an Underlying Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure an Underlying Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

     Subsequent payments, called "variation margin," received from or paid to the futures commission merchant through which an Underlying Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency, index or futures price fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

     Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

     In addition, if an Underlying Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. An Underlying Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, an Underlying Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

     OPTIONS ON FUTURES CONTRACTS. An Underlying Fund may purchase options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. An Underlying Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     Pursuant to federal securities laws and regulations, an Underlying Fund's use of Futures Contracts and options on Futures Contracts may require the Underlying Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

     FORWARD CURRENCY CONTRACTS. An Underlying Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency for payment in another currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract and at a price as agreed upon by the parties at the time the contract is entered. An Underlying Fund will either accept or make delivery of the currency at the maturity of the forward currency contract. An Underlying Fund may also, if its counterparty agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

     An Underlying Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When an Underlying Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. An Underlying Fund may enter into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency thereby "locking in" an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

     The cost to an Underlying Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities an Underlying Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

     Pursuant to federal securities rules and regulations, an Underlying Fund's use of forward currency contracts may require that Underlying Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

     COVER. Certain transactions including, but not limited to, credit default swaps, forward currency contracts, futures contracts and options (other than options purchased by an Underlying Fund) expose a an Underlying Fund to an obligation to another party. An Underlying Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting position in securities, currencies, or other options, forward currency contracts, or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in

(1) above. An Underlying Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid assets.

     To the extent that a credit default swap, futures contract, forward currency contract or option is deemed to be illiquid, the assets used to cover an Underlying Fund's obligation will also be treated as illiquid for purposes of determining an Underlying Fund's maximum allowable investment in illiquid securities.

     To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the purchased option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

     Assets used as cover cannot be sold while the position in the corresponding position is open unless they are replaced with other appropriate assets. If a large portion of an Underlying Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or an Underlying Fund's ability to meet redemption requests or other current obligations.

     With respect to swaps, forwards and futures that are contractually required to "cash-settle," an Underlying Fund is permitted to set aside liquid assets in an amount equal to the Underlying Fund's daily marked-to-market (net) obligations, if any (i.e., the Underlying Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled swaps, forward and futures contracts, an Underlying Fund will have the ability to employ leverage to a greater extent than if an Underlying Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. An Underlying Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     GENERAL RISKS OF HEDGING STRATEGIES. The use by an Underlying Fund of hedging strategies involves special considerations and risks, as described below.

     (1) Successful use of hedging transactions depends upon Invesco Aim's and/or the Sub-Advisors' ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While Invesco Aim and/or the Sub-Advisors are experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

     (2) In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     (4) There is no assurance that an Underlying Fund will use hedging transactions. For example, if an Underlying Fund determines that the cost of hedging will exceed the potential benefit to the Underlying Fund, the Underlying Fund will not enter into such transaction.

FUND POLICIES

     FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of
(i) 67% or more of each Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of each Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by each Fund.

     (1) Each Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

     (2) Each Fund may not underwrite the securities of other issuers. This restriction does not prevent each Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

     (3) Each Fund will make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of investment companies. This restriction does not limit each Fund's investments in
(i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, each Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

     (4) Each Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent each Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     (5) Each Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     (6) Each Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent each Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

     (7) Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as each Fund.

     The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which Invesco Aim and, when applicable, the Sub-Advisors must follow in managing each

Fund. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

     NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds. They may be changed for any Fund without approval of that Fund's voting securities.

     (1) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, each Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Each Fund may borrow from banks, broker-dealers or an AIM Fund. Each Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. Each Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.

     (2) In complying with the fundamental restriction regarding industry concentration, each Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

     (3) In complying with the fundamental restriction with regard to making loans, each Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

     (4) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, each Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

     (5) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, each Fund may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     Each of the Funds does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, each Fund will interpret the restriction and the related non-fundamental restriction to permit the Funds, subject to each Fund's investment objectives and general investment policies (as stated in the Funds' prospectuses and herein), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency-, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. Each Fund also will interpret their fundamental restriction regarding purchasing and selling physical commodities and their related non-fundamental restriction to permit the Funds to invest in exchange-traded funds that invest in physical and/or financial commodities, subject to the limits described in the Funds' prospectuses and herein.

TEMPORARY DEFENSIVE POSITIONS

     In anticipation of or in response to adverse market or other conditions, or during atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or U.S. Government securities.

PORTFOLIO TURNOVER

     For the fiscal year ended December 31, 2008 and the period ended January 31, 2007 (commencement date) through December 31, 2007, the portfolio turnover rates for each Fund are presented in the table below. Unless otherwise indicated, variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions and/or changes in Invesco Aim's investment outlook.

TURNOVER RATES                           2008   2007
--------------                           ----   ----
AIM Balanced-Risk Retirement Now Fund     36%    27%
AIM Balanced-Risk Retirement 2010 Fund    37     15
AIM Balanced-Risk Retirement 2020 Fund    30     37
AIM Balanced-Risk Retirement 2030 Fund    17     31
AIM Balanced-Risk Retirement 2040 Fund    29     20
AIM Balanced-Risk Retirement 2050 Fund    27     20

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

     The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). Invesco Aim and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of Invesco Aim and its affiliates may release information about portfolio securities in certain contexts are provided below.

     PUBLIC RELEASE OF PORTFOLIO HOLDINGS. The Funds disclose the following portfolio holdings information on http://www.invescoaim.com(1):

                                        APPROXIMATE DATE OF WEBSITE        INFORMATION REMAINS POSTED ON
            INFORMATION                           POSTING                             WEBSITE
            -----------               ----------------------------------   -----------------------------
Top ten holdings as of month-end      15 days after month-end              Until replaced with the
                                                                           following month's top ten
                                                                           holdings
Select holdings included in the       29 days after calendar quarter-end   Until replaced with the
Fund's Quarterly Performance Update                                        following quarter's Quarterly
                                                                           Performance Update
Complete portfolio holdings as of     30 days after calendar quarter-end   For one year
calendar quarter-end
Complete portfolio holdings as of     60-70 days after fiscal              For one year
fiscal quarter-end                    quarter-end

     These holdings are listed along with the percentage of the Fund's net assets they represent. Generally, employees of Invesco Aim and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.invescoaim.com. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

----------
(1) To locate the Fund's portfolio holdings information on http://www.invescoaim.com, click on the Products and Performance tab, then click on the Mutual Funds link, then click on the fund Overview link and select the Fund from the drop down menu. Links to the Fund's portfolio holdings are located in the upper right side of this website page.

     SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of Invesco Aim and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the "ICCC") of Invesco Aim Management approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and Invesco Aim or its affiliates as part of granting its approval.

     The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the AIM Funds Code of Ethics by the Chief Compliance Officer (or his designee) of Invesco Aim and the AIM Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which Invesco Aim provides selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the applicable Fund and Invesco Aim or its affiliates brought to the Board's attention by Invesco Aim.

     Invesco Aim discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the AIM Funds:

          -    Attorneys and accountants;

          -    Securities lending agents;

          -    Lenders to the AIM Funds;

          -    Rating and rankings agencies;

          -    Persons assisting in the voting of proxies;

          -    AIM Funds' custodians;

          - The AIM Funds' transfer agent(s) (in the event of a redemption in kind);

          - Pricing services, market makers, or other persons who provide systems or software support in connection with AIM Funds' operations (to determine the price of securities held by an AIM
               Fund);

          -    Financial printers;

          - Brokers identified by the AIM Funds' portfolio management team who provide execution and research services to the team; and

          - Analysts hired to perform research and analysis to the AIM Funds' portfolio management team.

In many cases, Invesco Aim will disclose current portfolio holdings on a daily basis to these persons. In these situations, Invesco Aim has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). Please refer to Appendix B for a list of examples of persons to whom Invesco Aim provides non-public portfolio holdings on an ongoing basis.

     Invesco Aim will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over Invesco Aim and its affiliates or the Funds.

     The Holdings Disclosure Policy provides that Invesco Aim will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by Invesco Aim or one of its affiliates) for the selective disclosure of portfolio holdings information.

     DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. Invesco Aim and its affiliates that provide services to the Funds, the Sub-Advisors and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Funds.

     From time to time, employees of Invesco Aim and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which Invesco Aim or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

     From time to time, employees of Invesco Aim and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Invesco Aim may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

     DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of Invesco Aim and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds' portfolio securities. Invesco Aim does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who Invesco Aim believed was misusing the disclosed information.

     DISCLOSURE OF PORTFOLIO HOLDINGS OF OTHER INVESCO AIM-MANAGED PRODUCTS. Invesco Aim and its affiliates manage products sponsored by companies other than Invesco Aim, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by Invesco Aim and its affiliates may disclose the portfolio holdings of their products at different times than Invesco Aim discloses portfolio holdings for the AIM Funds.

     Invesco Aim may provide portfolio holdings information for portfolios of AIM Variable Insurance Funds (the "Insurance Funds") to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds ("Insurance Companies"). Invesco Aim may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which Invesco Aim has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for Invesco Aim's disclosure of similar portfolio holdings information for other AIM Funds on http://www.invescoaim.com. Invesco Aim provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that AIM discloses portfolio holdings information for the other AIM Funds on its website. Invesco Aim manages the Insurance Funds in a similar fashion to certain other AIM Funds and thus the Insurance Funds and such other AIM Funds have similar portfolio holdings. Invesco Aim does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     The Trustees have the authority to take all actions necessary in connection with the business affairs of the Trust. The Trustees, among other things, approve the investment objectives, policies and procedures for the Funds. The Trust enters into agreements with various entities to manage the day-to-day operations of the Funds, including the Funds' investment advisers, administrator, transfer agent, distributor and custodians. The Trustees are responsible for selecting these service providers, and approving the terms of their contracts with the Funds. On an ongoing basis, the Trustees exercise general oversight of these service providers.

     Certain trustees and officers of the Trust are affiliated with Invesco Aim and Invesco Aim Management, the parent corporation of Invesco Aim. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

     The trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix C.

     The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee, Distribution and Proxy Oversight Committee and the Special Market Timing Litigation Committee (the "Committees").

     The members of the Audit Committee are Messrs. James T. Bunch (Vice Chair), Bruce L. Crockett, Lewis F. Pennock, Raymond Stickel, Jr. (Chair) and Dr. Larry Soll . The Audit Committee's primary purposes are to: (i) oversee qualifications and performance of the independent registered public accountants, (ii) appoint independent registered public accountants for the Funds; (iii) pre-approve all permissible audit and non-audit services that are provided to Funds by their independent registered public accountants to the extent required by Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent registered public accountants to the Funds' investment adviser and certain other affiliated entities; (v) review the audit and tax plans prepared by the independent registered public accountants; (vi) review the Funds' audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR;
(viii) review the process for preparation and review of the Funds' shareholder reports; (ix) review certain tax procedures maintained by the Funds; (x) review modified or omitted officer certifications and disclosures; (xi) review any internal audits of the Funds; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Funds who are employees or former employees of the independent registered public accountants; and (xiv) remain informed of (a) of the Funds' accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Funds' net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Funds. During the fiscal year ended December 31, 2008, the Audit Committee held five meetings.

     The members of the Compliance Committee are Messrs. Frank S. Bayley, Crockett (Chair), Albert R. Dowden (Vice Chair) and Stickel. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, Invesco Aim and INVESCO Funds Group, Inc. ("IFG");
(iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of Invesco Aim (the "Report") and any objections made by Invesco Aim with respect to the Report; (iv) reviewing any report prepared by a third party who is not an interested person of Invesco Aim, upon the conclusion by such third party of a compliance review of Invesco Aim; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding Invesco Aim's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of Invesco Aim's fiduciary duties to Fund shareholders and of Invesco Aim's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of Invesco Aim's Internal Compliance Controls Committee; (xi) reviewing all reports made by Invesco Aim's Chief Compliance Officer; (xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of Invesco Aim's ombudsman; (xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from Invesco Ltd. that are applicable to the Funds or their service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by Invesco Aim, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended December 31, 2008, the Compliance Committee held seven meetings.

     The members of the Governance Committee are Messrs. Bob R. Baker, Bayley, Dowden (Chair), Jack M. Fields (Vice Chair), Carl Frischling and Dr. Prema Mathai-Davis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees, (b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the independent trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

     The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended December 31, 2008, the Governance Committee held seven meetings.

     Notice procedures set forth in the Trust's bylaws require that any shareholder of a fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

     The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Fields, Martin L. Flanagan, Frischling, Pennock, Stickel, Philip A. Taylor and Drs. Mathai-Davis (Vice Chair) and Soll (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by Invesco Aim and/or the Sub-Advisors; and (ii) review all proposed and existing advisory, sub-advisory and distribution arrangements for the Funds, and to recommend what action the Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements. During the fiscal year ended December 31, 2008, the Investments Committee held six meetings.

     The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

     The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs. Baker, Bunch, Fields, Frischling (Chair), Pennock (Vice Chair), Taylor and Drs. Mathai-Davis and Soll. The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Board of the AIM Funds (i) in the valuation of the AIM Funds' portfolio securities consistent with the Pricing Procedures, (ii) in oversight of the creation and maintenance by the principal underwriters of the AIM Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the AIM Funds, (iii) in the review of existing distribution arrangements for the AIM Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Funds; and (b) to make regular reports to the full Boards of the AIM Funds.

     The Valuation, Distribution and Proxy Oversight Committee is responsible for: (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Board with respect thereto,
(iii) reviewing the reports described in the Pricing Procedures and other information from Invesco Aim regarding fair value determinations made pursuant to the Pricing Procedures by Invesco Aim's internal valuation committee and making reports and recommendations to the full Board with respect thereto, (iv) receiving the reports of Invesco Aim's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of Invesco Aim evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Board; (v) upon request of Invesco Aim, assisting Invesco Aim's internal valuation committee or the full Board in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the "Liquidity Procedures") and other information from Invesco Aim regarding liquidity determinations made pursuant to the Liquidity Procedures by Invesco Aim and making reports and recommendations to the full Board with respect thereto, and
(vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution, (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Board with respect thereto, and (iii) reviewing other information from the principal underwriters to the AIM Funds regarding distribution and marketing of the AIM Funds and making recommendations to the full Board with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines (the "Guidelines") and the Proxy Policies and Procedures (the "Proxy Procedures") by Invesco Aim and Sub-Advisors, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Board with respect thereto, (ii) reviewing the Guidelines and the Proxy Procedures and information provided by Invesco Aim and the Sub-Advisors regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Board with respect thereto, and (iii) in implementing its responsibilities in this area, assisting Invesco Aim in resolving particular proxy voting issues. During the fiscal year ended December 31, 2008, the Valuation, Distribution and Proxy Oversight Committee held six meetings.

     The members of the Special Market Timing Litigation Committee are Messrs. Bayley, Bunch (Chair), Crockett and Dowden (Vice Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the AIM Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the AIM Funds concerning alleged excessive short term trading in shares of the AIM Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the AIM Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the AIM Funds, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by Invesco Aim's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with Invesco Aim, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and
(iv) for taking reasonable steps to ensure that any AIM Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended December 31, 2008, the Special Market Timing Litigation Committee did not meet.

Trustee Ownership of Fund Shares

     The dollar range of equity securities beneficially owned by each trustee
(i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix C.

COMPENSATION

     Each trustee who is not affiliated with Invesco Aim is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.

     Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco Aim during the year ended December 31, 2008 is found in Appendix D.

Retirement Plan For Trustees

     The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM.

     The trustees have also adopted a retirement policy that permits each non-Invesco Aim-affiliated trustee to serve until December 31 of the year in which the trustee turns 75. A majority of the trustees may extend from time to time the retirement date of a trustee.

     Annual retirement benefits are available to each non-Invesco Aim-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") became a trustee prior to December 1, 2008 and who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the trustee's annual retainer paid to or accrued by any Covered Fund with respect to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee's credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee's designated beneficiary for the same length of time that the trustee would have received the payments based on his or her service or if the trustee has elected, in a discounted lump sum payment.. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72, subject to a reduction for early payment.

Deferred Compensation Agreements

     Messrs. Crockett, Edward K. Dunn (a former trustee), Fields, Frischling, and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of five or ten years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded, and with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchases of Class A Shares of the Funds at Net Asset Value

     The trustees and other affiliated persons of the Trust may purchase Class A shares of the Funds without paying an initial sales charge. Invesco Aim Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares
- Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS

     Invesco Aim, the Trust, Invesco Aim Distributors and the Sub-Advisors have adopted Codes of Ethics which apply to all AIM Fund trustees and officers, employees of Invesco Aim, the Sub-Advisors and their affiliates and govern, among other things, personal trading activities of all such persons. The Codes of Ethics are intended to address conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the funds within The AIM Family of Funds(R). Personal trading, including personal trading involving securities that may be purchased or held by a fund within The AIM Family of Funds(R), is permitted under the Codes subject to certain restrictions; however employees are required to pre-clear security transactions with the applicable Compliance Officer or a designee and to report transactions on a regular basis.

PROXY VOTING POLICIES

     The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to Invesco Aim. Invesco Aim will vote such proxies in accordance with their proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix E.

     Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.

     Information regarding how the Funds voted proxies related to their portfolio securities during the period ended June 30, 2009 is available, without charge, at our website, http://www.invescoaim.com. This information will also be available at the SEC Website, http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

     Invesco Aim, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises investment portfolios encompassing a broad range of investment objectives. Invesco Aim also serves as investment advisor for the Underlying Funds, known as the AIM Funds. Invesco Aim is a direct, wholly owned subsidiary of Invesco Aim Management, a holding company that has been engaged in the financial services business since 1976. Invesco Aim Management is an indirect, wholly owned subsidiary of Invesco. Invesco and its subsidiaries are an independent global investment management group. Certain of the directors and officers of Invesco Aim are also executive officers of the Trust and their affiliations are shown under "Management Information - Trustees and Officers" located at Appendix C.

     As investment advisor, Invesco Aim supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. Invesco Aim obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds.

     Invesco Aim is also responsible for furnishing to the Funds, at Invesco Aim's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

     The Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by Invesco Aim, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     Invesco Aim, at its own expense, furnishes to the Trust office space and facilities. Invesco Aim furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

     Pursuant to its Advisory Agreement, Invesco Aim receives no advisory fee from the Funds. The Funds allocate fees to a class based on the relative net assets of a class.

     Invesco Aim also has contractually agreed through June 30, 2010, to waive advisory fees or reimburse expenses to the extent necessary to limit the total annual fund operating expenses (excluding (i) interest; (ii) taxes; (iii) dividend expenses on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by each Fund's Board; and (iv) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement) for the following Funds' shares:

                                           EXPENSE
                 FUND                    LIMITATION
                 ----                    ----------
AIM Balanced-Risk Retirement Now Fund
   Class A Shares                           0.25%
   Class B Shares                           1.00%
   Class C Shares                           1.00%
   Class R Shares                           0.50%
   Class Y Shares                           0.00%
   Institutional Class Shares               0.00%

AIM Balanced-Risk Retirement 2010 Fund
   Class A Shares                           0.25%
   Class B Shares                           1.00%
   Class C Shares                           1.00%
   Class R Shares                           0.50%
   Class Y Shares                           0.00%
   Institutional Class Shares               0.00%
AIM Balanced-Risk Retirement 2020 Fund
   Class A Shares                           0.25%
   Class B Shares                           1.00%
   Class C Shares                           1.00%
   Class R Shares                           0.50%
   Class Y Shares                           0.00%
   Institutional Class Shares               0.00%
AIM Balanced-Risk Retirement 2030 Fund
   Class A Shares                           0.25%
   Class B Shares                           1.00%
   Class C Shares                           1.00%
   Class R Shares                           0.50%
   Class Y Shares                           0.00%
   Institutional Class Shares               0.00%
AIM Balanced-Risk Retirement 2040 Fund
   Class A Shares                           0.25%
   Class B Shares                           1.00%
   Class C Shares                           1.00%
   Class R Shares                           0.50%
   Class Y Shares                           0.00%
   Institutional Class Shares               0.00%
AIM Balanced-Risk Retirement 2050 Fund
   Class A Shares                           0.25%
   Class B Shares                           1.00%
   Class C Shares                           1.00%
   Class R Shares                           0.50%
   Class Y Shares                           0.00%
   Institutional Class Shares               0.00%

     Currently, the expense offset arrangements from which the Funds benefit are in the form of credits that each Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by each Fund. Such contractual fee waivers or reductions are set forth in the Fee Table to the Funds' Prospectuses and may not be terminated or amended to the Funds' detriment during the period stated in the agreement between Invesco Aim and the Funds.

INVESTMENT SUB-ADVISORS

     Invesco Aim has entered into a Master Intergroup Sub-Advisory Agreement with certain affiliates to serve as sub-advisors to the Funds, pursuant to which these affiliated sub-advisors may be appointed by Invesco Aim from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. These affiliated sub-advisors, each of which is a registered investment advisor under the Advisors Act are:

     Invesco Asset Management Deutschland GmbH ("Invesco Deutschland");

     Invesco Asset Management Limited ("Invesco Assets Management");

     Invesco Asset Management (Japan) Limited ("Invesco Japan");

     Invesco Australia Limited ("Invesco Australia");

     Invesco Global Asset Management (N.A.), Inc. ("Invesco Global");

     Invesco Hong Kong Limited ("Invesco Hong Kong");

     Invesco Institutional (N.A.), Inc. ("Invesco Institutional");

     Invesco Senior Secured Management, Inc. ("Invesco Senior Secured"); and

     Invesco Trimark Ltd. ("Invesco Trimark") (each a "Sub-Advisor" and collectively, the "Sub-Advisors").

     Invesco Aim and each Sub-Advisor are indirect wholly owned subsidiaries of Invesco. It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim and Invesco Global will be merged into Invesco Institutional, which will be renamed Invesco Advisers, Inc. The combined entity will serve as the Funds' investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this merger will be posted on http://www.invescoaim.com on or about the closing date of the transaction.

     The only fees payable to the Sub-Advisors under the Sub-Advisory Agreement are for providing discretionary investment management services. For such services, Invesco Aim will pay each Sub-Advisor a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that Invesco Aim receives from the Trust, multiplied by (ii) the fraction equal to the net assets of such Fund as to which such Sub-Advisor shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month. Pursuant to the Sub-Advisory Agreement, this fee is reduced to reflect contractual or voluntary fee waivers or expense limitations by Invesco Aim, if any, in effect from time to time. In no event shall the aggregate monthly fees paid to Sub-Advisors under the Sub-Advisory Agreement exceed 40% of the monthly compensation that Invesco Aim receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fees waivers or expense limitations by Invesco Aim, if any.

PORTFOLIO MANAGERS

Appendix G contains the following information regarding the portfolio manager identified in the Funds' prospectus:

     -    The dollar range of the manager's investments in each Fund.

     -    A description of the manager's compensation structure.

     - Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

SERVICE AGREEMENTS

     ADMINISTRATIVE SERVICES AGREEMENT. Invesco Aim and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which Invesco Aim may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by Invesco Aim under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, Invesco Aim is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, Invesco Aim is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

     Administrative services paid to Invesco Aim by each Fund for the period ended January 31, 2007 (date the Funds commenced operations) through December 31 are found in Appendix H.

OTHER SERVICE PROVIDERS

     TRANSFER AGENT. Invesco Aim Investment Services, Inc. ("Invesco Aim Investment Services"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a wholly owned subsidiary of Invesco Aim, is the Trust's transfer agent.

     The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and Invesco Aim Investment Services provides that Invesco Aim Investment Services will perform certain services related to the servicing of shareholders of the Funds. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A3, B, C, P, R, Y, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay Invesco Aim Investment Services an annual fee per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. For servicing accounts holding Institutional Class shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay Invesco Aim Investment Services a fee per trade executed, to be billed monthly plus certain out-of-pocket expenses. In addition, all fees payable by Invesco Aim Investment Services or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by Invesco Aim Investment Services if the accounts serviced by such intermediaries were serviced by Invesco Aim Investment Services directly. For more information regarding such payments to intermediaries, see the discussion under "Administrative and Processing Support Payments" below.

     SUB-TRANSFER AGENT. Invesco Trimark, 5140 Yonge Street, Suite 900, Toronto, Ontario M2N6X7, a wholly owned, indirect subsidiary of Invesco, provides services to the Trust as a sub-transfer agent, pursuant to an agreement between Invesco Trimark and Invesco Aim Investment Services. The Trust does not pay a fee to Invesco Trimark for these services. Rather Invesco Trimark is compensated by Invesco Aim Investment Services, as a sub-contractor.

     CUSTODIAN. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.

     The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. Invesco Aim is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

     Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Funds' independent registered public accounting firm is responsible for auditing the financial statements of the Funds. The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002, as the independent registered public accounting firm to audit the financial statements of the Funds. Such appointment was ratified and approved by the Board.

     COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Sub-Advisors have adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, the Sub-Advisors' Procedures do not materially differ from Invesco Aim's procedures discussed below.

BROKERAGE TRANSACTIONS

     Invesco Aim or the Sub-Advisors, as applicable, make decisions to buy and sell securities for each Fund, selects broker-dealers (each, a "Broker"), effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Invesco Aim and the Sub-Advisors' primary consideration in effecting a security transaction is to obtain best execution, which is defined as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While Invesco Aim and the Sub-Advisors seek reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Broker Selection" below.

     Some of the securities in which the Funds invest may be traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues include a commission or concession paid by the issuer (not the Funds) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

     Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

     Each Fund is a Fund of Funds, and therefore does not allow transactions for brokerage commissions. However, for such data for each Underlying Fund, please see the SAI of the Underlying Fund.

COMMISSIONS

     The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or other accounts (and may invest in the Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKER SELECTION

     Invesco Aim's primary consideration in selecting Brokers to execute portfolio transactions for a Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for a Fund, Invesco Aim considers the full range and quality of a Broker's services, including the value of research and/or brokerage services provided, execution capability, commission rate, willingness to commit capital, anonymity and responsiveness. Invesco Aim's primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for a Fund is the Broker's ability to deliver or sell the relevant fixed income securities; however, Invesco Aim will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. Invesco Aim will not select Brokers based upon their promotion or sale of Fund shares.

     In choosing Brokers to execute portfolio transactions for the Funds, Invesco Aim may select Brokers that provide brokerage and/or research services ("Soft Dollar Products") to the Funds and/or the other accounts over which Invesco Aim and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that Invesco Aim, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), Invesco Aim must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [Invesco Aim's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the Broker also must lawfully and appropriately assist Invesco Aim in the performance of its investment decision-making responsibilities. Accordingly, a Fund may pay a Broker higher commissions than those available from another Broker in recognition of such Broker's provision of Soft Dollar Products to Invesco Aim.

     Invesco Aim faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because Invesco Aim is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces Invesco Aim's expenses to the extent that Invesco Aim would have purchased such products had they not been provided by Brokers. Section 28(e) permits Invesco Aim to use Soft Dollar Products for the benefit of any account it manages. Certain Invesco Aim-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other Invesco Aim-managed accounts, effectively cross subsidizing the other Invesco Aim-managed accounts that benefit directly from the product. Invesco Aim may not use all of the Soft Dollar Products provided by Brokers through which a Fund effects securities transactions in connection with managing such Fund.

     Invesco Aim and certain of its affiliates presently engage in the following instances of cross-subsidization:

     1. Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage the fixed income AIM Funds are generated entirely by equity AIM Funds and other equity client accounts managed by Invesco Aim or Invesco Aim Capital Management, Inc. ("Invesco Aim Capital"), a subsidiary of Invesco Aim. In other words, the fixed income

          AIM Funds are cross-subsidized by the equity AIM Funds, in that the fixed income AIM Funds receive the benefit of Soft Dollar Products services for which they do not pay.

     2. The investment models used to manage many of the AIM Funds are also used to manage other accounts of Invesco Aim and/or Invesco Aim Capital. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the AIM Funds and/or other accounts managed by Invesco Aim and/or Invesco Aim Capital are used to maintain the investment models relied upon by both of these advisory affiliates.

          This type of cross-subsidization occurs in both directions. For example, soft dollar commissions generated by transactions of the AIM Funds and/or other accounts managed by Invesco Aim are used for Soft Dollar Products which may benefit those AIM Funds and/or accounts as well as accounts managed by Invesco Aim Capital. Additionally, soft dollar commissions generated by transactions of accounts managed by Invesco Aim Capital are used for Soft Dollar Products which may benefit those accounts as well as accounts managed by Invesco Aim. In certain circumstances, Invesco Aim Capital accounts may indicate that their transactions should not be used to generate soft dollar commissions but may still receive the benefits of Soft Dollar Products received by Invesco Aim or Invesco Aim Capital.

     3. Some of the common investment models used to manage various AIM Funds and other accounts of Invesco Aim and/or Invesco Aim Capital are also used to manage accounts of Invesco Aim Private Asset Management, Inc. ("IAPAM"), another Invesco Aim subsidiary. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the Funds and/or other accounts managed by Invesco Aim and/or Invesco Aim Capital are used to maintain the investment models relied upon by Invesco Aim, Invesco Aim Capital and IAPAM. This cross-subsidization occurs in only one direction. Most of IAPAM's accounts do not generate soft dollar commissions which can be used to purchase Soft Dollar Products. The soft dollar commissions generated by transactions of the Funds and/or other accounts managed by Invesco Aim and/or Invesco Aim Capital are used for Soft Dollar Products which may benefit the accounts managed by Invesco Aim, Invesco Aim Capital and IAPAM; however, IAPAM does not provide any soft dollar research benefit to the Funds and/or other accounts managed by Invesco Aim or Invesco Aim Capital.

     Invesco Aim and Invesco Aim Capital attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if Invesco Aim and Invesco Aim Capital conclude that the Broker supplying the product is capable of providing best execution.

     Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. Invesco Aim uses soft dollars to purchase two types of Soft Dollar Products:

          - proprietary research created by the Broker executing the trade, and

          - other products created by third parties that are supplied to Invesco Aim through the Broker executing the trade.

     Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Invesco Aim periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that Invesco Aim receives from each Broker, Invesco Aim develops an estimate of each Broker's share of Invesco Aim clients' commission dollars. Invesco Aim attempts to direct trades to the firms to meet these estimates.

     Invesco Aim also uses soft dollars to acquire products from third parties that are supplied to Invesco Aim through Brokers executing the trades or other Brokers who "step in" to a transaction and receive a portion of the brokerage commission for the trade. Invesco Aim may from time to time instruct the executing Broker to allocate or "step out" a portion of a transaction to another Broker. The Broker to which Invesco Aim has "stepped out" would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been "stepped out." Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

     Soft Dollar Products received from Brokers supplement Invesco Aim's own research (and the research of certain of its affiliates), and may include the following types of products and services:

     - Database Services - comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

     - Quotation/Trading/News Systems - products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

     - Economic Data/Forecasting Tools - various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

     - Quantitative/Technical Analysis - software tools that assist in quantitative and technical analysis of investment data.

     - Fundamental/Industry Analysis - industry specific fundamental investment research.

     - Fixed Income Security Analysis - data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

     - Other Specialized Tools - other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

     If Invesco Aim determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), Invesco Aim will allocate the costs of such service or product accordingly in its reasonable discretion. Invesco Aim will allocate brokerage commissions to Brokers only for the portion of the service or product that Invesco Aim determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

     Outside research assistance is useful to Invesco Aim since the Brokers used by Invesco Aim tend to provide more in-depth analysis of a broader universe of securities and other matters than Invesco Aim's staff follows. In addition, such services provide Invesco Aim with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by Invesco Aim's clients, including the Funds. However, the Funds are not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. Invesco Aim believes that because Broker research supplements rather than replaces Invesco Aim's research, the receipt of such research tends to improve the quality of Invesco Aim's investment advice. The advisory fee paid by the Funds is not reduced because Invesco Aim receives such services. To the extent the Funds' portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.

     Invesco Aim may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients, provided that Invesco Aim believes such Brokers provide best execution and such transactions are executed in compliance with Invesco Aim's policy against using directed brokerage to compensate Brokers for promoting or selling AIM Fund shares. Invesco Aim will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)

     This Fund is a Fund of Funds, and therefore does not allow transactions for research, statistics or other information. However, for such data for each Underlying Fund, please see the SAI of the Underlying Fund.

ALLOCATION OF PORTFOLIO TRANSACTIONS

     Invesco Aim and its affiliates manage numerous AIM Funds and other accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more other accounts, and is considered at or about the same time, Invesco Aim will allocate transactions in such securities among the Fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by Invesco Aim to be fair and equitable. Invesco Aim may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

     Certain of the AIM Funds or other accounts managed by Invesco Aim may become interested in participating in IPOs. Purchases of IPOs by one AIM Fund or other account may also be considered for purchase by one or more other AIM Funds or accounts. Invesco Aim shall combine indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO. When the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, Invesco Aim shall allocate such transactions in accordance with the following procedures:

     Invesco Aim or the Sub-Advisors will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies, strategies and current holdings. Invesco Aim will allocate securities issued in IPOs to eligible AIM Funds and accounts on a pro rata basis based on order size.

     Invesco Trimark, Invesco Australia, Invesco Hong Kong and Invesco Japan allocate IPOs on a pro rata basis based on size of order or in such other manner believed by Invesco Trimark, Invesco Australia, Invesco Hong Kong and Invesco Japan to be fair and equitable.

     Invesco Asset Management, Invesco Global and Invesco Institutional allocate IPOs on a pro rata basis based on account size or in such other manner believed by Invesco Asset Management, Invesco Global and Invesco Institutional to be fair and equitable.

     Invesco Deutschland and Invesco Senior Secured do not subscribe to IPOs.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

     If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an insurance company separate account, an investment advisor, an administrator or trustee of a retirement plan or a qualified tuition plan or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares, different eligibility standards to invest in funds with limited offering status and different eligibility standards to exchange shares by telephone; (ii) different minimum and maximum initial and subsequent purchase amounts; (iii) system inability to provide Letter of Intent privileges; and (iv) different annual amounts (less than 12%) subject to withdrawal under a Systematic Redemption Plan without being subject to a contingent deferred sales charge. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading. The financial intermediary through whom you are investing may also choose to impose a redemption fee that has different characteristics, which may be more or less restrictive, than the redemption fee currently imposed on certain Funds.

     If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a retirement plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.

PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

     INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund) is grouped into one of four categories to determine the applicable initial sales charge for its Class A shares. The sales charge is used to compensate Invesco Aim Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

     Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS

AIM Asia Pacific Growth Fund
AIM Balanced-Risk Allocation Fund
AIM Basic Balanced Fund
AIM Basic Value Fund
AIM Capital Development Fund
AIM Charter Fund
AIM China Fund
AIM Conservative Allocation Fund
AIM Constellation Fund
AIM Developing Markets Fund
AIM Diversified Dividend Fund
AIM Dynamics Fund
AIM Energy Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Financial Services Fund
AIM Global Core Equity Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Leisure Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund
AIM Moderate Allocation Fund
AIM Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund
AIM Multi-Sector Fund
AIM Real Estate Fund
AIM Select Equity Fund
AIM Select Real Estate Income Fund
AIM Small Cap Equity Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Gold & Precious Metals Fund
AIM Growth Allocation Fund
AIM Income Allocation Fund
AIM Balanced-Risk Retirement Now Fund
AIM Balanced-Risk Retirement 2010 Fund
AIM Balanced-Risk Retirement 2020 Fund
AIM Balanced-Risk Retirement 2030 Fund
AIM Balanced-Risk Retirement 2040 Fund
AIM Balanced-Risk Retirement 2050 Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM Japan Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund


AIM Small Cap Growth Fund
AIM Structured Core Fund
AIM Structured Growth Fund
AIM Structured Value Fund
AIM Summit Fund
AIM Technology Fund
AIM Trimark Endeavor Fund
AIM Trimark Fund
AIM Trimark Small Companies Fund
AIM Utilities Fund


                                                                      Dealer
                                      Investor's Sales Charge       Concession
                                    ---------------------------   -------------
                                         As a           As a           As a
                                     Percentage     Percentage      Percentage
                                    of the Public   of the Net    of the Public
Amount of Investment in               Offering         Amount        Offering
Single Transaction                      Price        Invested         Price
---------------------               -------------   -----------   -------------
Less than $25,000                      5.50%           5.82%          4.75%
$25,000 but less than $50,000          5.25            5.54           4.50
$50,000 but less than $100,000         4.75            4.99           4.00
$100,000 but less than $250,000        3.75            3.90           3.00
$250,000 but less than $500,000        3.00            3.09           2.50
$500,000 but less than $1,000,000      2.00            2.04           1.60

CATEGORY II FUNDS

AIM Core Bond Fund
AIM Core Plus Bond Fund
AIM High Income Municipal Fund
AIM High Yield Fund
AIM Income Fund
AIM International Total Return Fund
AIM Municipal Bond Fund
AIM U.S. Government Fund

                                                                      Dealer
                                      Investor's Sales Charge       Concession
                                    ---------------------------   -------------
                                         As a           As a           As a
                                     Percentage     Percentage      Percentage
                                    of the Public   of the Net    of the Public
Amount of Investment in               Offering         Amount        Offering
Single Transaction                      Price        Invested         Price
---------------------               -------------   -----------   -------------
Less than $50,000                       4.75%           4.99%          4.00%
$50,000 but less than $100,000          4.00            4.17           3.25
$100,000 but less than $250,000         3.75            3.90           3.00
$250,000 but less than $500,000         2.50            2.56           2.00
$500,000 but less than $1,000,000       2.00            2.04           2.00

CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund

                                                                      Dealer
                                      Investor's Sales Charge       Concession
                                    ---------------------------   -------------
                                         As a           As a           As a
                                     Percentage     Percentage      Percentage
                                    of the Public   of the Net    of the Public
Amount of Investment in               Offering         Amount        Offering
Single Transaction                      Price        Invested         Price
---------------------               -------------   -----------   -------------
Less than $100,000                      1.00%           1.01%          0.75%
$100,000 but less than $250,000         0.75            0.76           0.50
$250,000 but less than $1,000,000       0.50            0.50           0.40

     As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

CATEGORY IV FUNDS

AIM Floating Rate Fund
AIM LIBOR Alpha Fund
AIM Short Term Bond Fund

                                                                      Dealer
                                      Investor's Sales Charge       Concession
                                    ---------------------------   -------------
                                         As a           As a           As a
                                     Percentage     Percentage      Percentage
                                    of the Public   of the Net    of the Public
Amount of Investment in               Offering         Amount        Offering
Single Transaction                      Price        Invested         Price
---------------------               -------------   -----------   -------------
Less than $100,000                      2.50%           2.56%          2.00%
$100,000 but less than $250,000         2.00            2.04           1.50
$250,000 but less than $500,000         1.50            1.52           1.25
$500,000 but less than $1,000,000       1.25            1.27           1.00

     LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A shares of Category I, II, III or IV Funds do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, III or IV Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I, II or IV Funds, each share will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase.

     Invesco Aim Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

     PURCHASES OF CLASS A SHARES BY NON-RETIREMENT PLANS. Invesco Aim Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I, II or IV Funds by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to
Section 501(c)(3) of the Code:

                              PERCENT OF PURCHASES

     1% of the first $2 million

     plus 0.80% of the next $1 million

     plus 0.50% of the next $17 million

     plus 0.25% of amounts in excess of $20 million

     If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, Invesco Aim Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

     If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I, II or IV Fund, Invesco Aim Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I, II or IV Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

     PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. For purchases of Class A shares of Category I, II and IV Funds, Invesco Aim Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of such Class A shares is a new investment (as defined below):

                              PERCENT OF PURCHASES

     0.50% of the first $20 million

     plus 0.25% of amounts in excess of $20 million

     This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

     A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned from another fund family. If Invesco Aim Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, Invesco Aim Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

     With regard to any individual jumbo accumulation purchase, Invesco Aim Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

     PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

DEFINITIONS

     As used herein, the terms below shall be defined as follows:

     - "Individual" refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;

     -    "Spouse" is the person to whom one is legally married under state law;

     - "Domestic Partner" is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;

     - "Child" or "Children" include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;

     -    "Parent" is a person's biological or adoptive mother or father;

     - "Step-child" is the child of one's Spouse by a previous marriage or relationship;

     -    "Step-parent" is the Spouse of a Child's Parent; and

     - "Immediate Family" includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.

INDIVIDUALS

     - an Individual (including his or her spouse or domestic partner, and children);

     - a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

     - a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).

EMPLOYER-SPONSORED RETIREMENT PLANS

     - a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

          a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

          b.   each transmittal is accompanied by checks or wire transfers; and

          c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies Invesco Aim Distributors in writing that the separate accounts of all plan participants should be linked, and
               (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

     HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

     A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI"); and (ii) subsequently fulfilling the conditions of that LOI. Employer-sponsored retirement plans, with the exception of Solo 401(k) plans and SEP plans, are not eligible for a LOI.

     The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

Calculating the Initial Sales Charge

     - Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

     - It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

     - The offering price may be further reduced as described below under "Rights of Accumulation" if Invesco Aim Investment Services, the Funds' transfer agent ("Transfer Agent") is advised of all other accounts at the time of the investment.

     - Reinvestment of dividends and capital gains distributions acquired during the 13-month LOI period will not be applied to the LOI.

Calculating the Number of Shares to be Purchased

     - Purchases made and shares acquired through reinvestment of dividends and capital gains distributions prior to the LOI effective date will be applied toward the completion of the LOI based on the value of the shares calculated at the public offering price on the effective date of the LOI.

     - If a purchaser wishes to revise the LOI investment amount upward, he, she or it may submit a written and signed request at anytime prior to the completion of the original LOI. This revision will not change the original expiration date.

     - The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

Fulfilling the Intended Investment

     - By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

     - To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

     - If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

Canceling the LOI

     - If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to Invesco Aim Distributors or its designee.

     - If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Other Persons Eligible for the LOI Privilege

     The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

LOIs and Contingent Deferred Sales Charges

     All LOIs to purchase $1,000,000 or more of Class A shares of Category I, II and IV Funds are subject to an 18-month, 1% CDSC.

RIGHTS OF ACCUMULATION

     A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, Invesco Aim Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

     If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

     To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

     Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

     If an investor's new purchase of Class A shares of a Category I, II or IV Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period.

REINSTATEMENT FOLLOWING REDEMPTION

     If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and Y redemptions may be reinvested in Class A shares with no initial sales charge.

     This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

     OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. Invesco Aim Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

     PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. Invesco Aim Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with Invesco Aim and certain programs for purchase. It is the purchaser's responsibility to notify Invesco Aim Distributors or its designee of any qualifying relationship at the time of purchase.

     Invesco Aim Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through Invesco Aim Distributors without payment of a sales charge.

     Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

     - Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. This includes any foundation, trust or employee benefit plan maintained by any of the persons listed above;

     - Any current or retired officer, director, or employee (and members of their Immediate Family) of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

     - Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the Funds (this includes any members of their Immediate Family);

     - Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship);

     - Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account;

     - Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:

          a.   the plan has assets of at least $1 million;

          b. there are at least 100 employees eligible to participate in the plan; or

          c. all plan transactions are executed through a single omnibus account per Fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code;

     -    "Grandfathered" shareholders as follows:

          a. Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

          b. Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares and who purchase additional shares of AIM Constellation Fund or AIM Charter Fund, respectively;

          c. Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

          d. A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

          e. Shareholders of the former GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

          f. Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

          g. Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund; and

          h. Additional purchases of Class A shares by shareholders of record of Class K shares on October 21, 2005 whose Class K shares were converted to Class A shares.

     - Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and members of their Immediate Family);

     -    Qualified Tuition Programs created and maintained in accordance with
          Section 529 of the Code;

     -    Insurance company separate accounts;

     - Retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:

          a. such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;

          b. the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and

          c. the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.

     - Transfers to IRAs that are attributable to AIM Fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and

     - Rollovers from Invesco Aim held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an Invesco Aim IRA.

     In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

     -    when reinvesting dividends and distributions;

     - when exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund; as more fully described in the Prospectus;

     - the purchase of shares in connection with the repayment of a retirement plan loan administered by Invesco Aim Investment Services;

     - as a result of a Fund's merger, consolidation or acquisition of the assets of another Fund;

     - the purchase of Class A shares with proceeds from the redemption of Class B, Class C or Class Y shares where the redemption and purchase are effectuated on the same business day; or

     -    when buying Class A shares of AIM Tax-Exempt Cash Fund.

     PAYMENTS TO DEALERS. Invesco Aim Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with Invesco Aim Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

     The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), insurance company separate account, transfer agent, registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Distributors or one or more of its corporate affiliates (collectively, the "Invesco Aim Distributors Affiliates"). In addition to those payments, Invesco Aim Distributors Affiliates may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM Funds. Invesco Aim Distributors Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of underwriting concessions and from payments to Invesco Aim Distributors under Rule 12b-1 plans. In the case of sub-accounting payments, discussed below, Invesco Aim Distributors Affiliates will be reimbursed directly by the AIM Funds for such payments. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor, or one or more of its affiliates, may receive payments under more than one or all categories. Most financial advisors that sell shares of AIM Funds receive one or more types of these cash payments. Financial advisors negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial advisor to another. Invesco Aim Distributors Affiliates do not make an independent assessment of the cost of providing such services.

     A list of certain financial advisors that received one or more types of payments below during the prior calendar year is attached here as Appendix L. This list is not necessarily current and will change over time. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to financial advisors not listed below. Accordingly, please contact your financial advisor to determine whether they currently may be receiving such payments and to obtain further information regarding any such payments.

     FINANCIAL SUPPORT PAYMENTS. Invesco Aim Distributors Affiliates make financial support payments as incentives to certain financial advisors to promote and sell shares of AIM Funds. The benefits Invesco Aim Distributors Affiliates receive when they make these payments include, among other things, placing AIM Funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Financial support payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM Funds in its fund sales system (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisor programs - some of which may generate certain other payments described below).

     The financial support payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of AIM Funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of the public offering price of all such shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM Funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of AIM Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of AIM Funds in investor accounts. Invesco Aim Distributors Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     SUB-ACCOUNTING AND NETWORKING SUPPORT PAYMENTS. Invesco Aim Investment Services, an Invesco Aim Distributors Affiliate, acts as the transfer agent for the AIM Funds, registering the transfer, issuance and redemption of AIM Fund shares, and disbursing dividends and other distributions to AIM Funds shareholders. However, many AIM Fund shares are owned or held by financial advisors, as that term is defined above, for the benefit of their customers. In those cases, the AIM Funds often do not maintain an account for the shareholder. Thus, some or all of the transfer agency functions for these accounts are performed by the financial advisor. In these situations, Invesco Aim Distributors Affiliates may make payments to financial advisors that sell AIM Fund shares for certain transfer agency services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of average annual assets of such share classes or $19 per annum per shareholder account (for non-Institutional Class shares only). Invesco Aim Distributors Affiliates also may make payments to certain financial advisors that sell AIM Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Invesco Aim Distributors Affiliates may make under this category include, among others, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems.

     All fees payable by Invesco Aim Distributors Affiliates pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement are charged back to the AIM Funds, subject to certain limitations approved by the Board of the Trust.

     OTHER CASH PAYMENTS. From time to time, Invesco Aim Distributors Affiliates, at their expense and out of their own resources, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the Fund. Such compensation provided by Invesco Aim Distributors Affiliates may include payment of ticket charges per purchase or exchange order placed by a financial advisor, one-time payments for ancillary services such as setting up funds on a financial advisor's mutual fund trading systems, financial assistance to financial advisors that enable Invesco Aim Distributors Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA") (formerly, NASD, Inc.). Invesco Aim Distributors Affiliates make payments for entertainment events it deems appropriate, subject to Invesco Aim Distributors Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

     Invesco Aim Distributors Affiliates are motivated to make the payments described above since they promote the sale of AIM Fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM Funds or retain shares of AIM Funds in their clients' accounts, Invesco Aim Distributors Affiliates benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the AIM Funds with respect to those assets.

     In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in the prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Distributors Affiliates or the AIM Funds, as well as about fees and/or commissions it charges. You should consult disclosures made by your financial advisor at the time of purchase.

Purchases of Class B Shares

     Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. Invesco Aim Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

     Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM LIBOR Alpha Fund or AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. Invesco Aim Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund) at the time of such sales. Payments with respect to Funds other than AIM Floating Rate Fund will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. Payments with respect to AIM Floating Rate Fund will equal 0.75% of the purchase price and will consist of a sales commission of 0.50% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where Invesco Aim Distributors grants an exemption on particular transactions.

Payments with Regard to Converted Class K Shares

     For Class A shares acquired by a former Class K shareholder (i) as a result of a fund merger; or (ii) as a result of the conversion of Class K shares into Class A shares on October 21, 2005, Invesco Aim Distributors will pay financial intermediaries 0.45% on such Class A shares as follows: (i) 0.25% from the Class A shares' Rule 12b-1 plan fees; and (ii) 0.20% from Invesco Aim Distributors' own resources provided that, on an annualized basis for 2005 as of October 21, 2005, the 0.20% exceeds $2,000 per year.

Purchase and Redemption of Class P Shares

     Certain former investors in the AIM Summit Plans I and II may acquire Class P shares at net asset value. Please see AIM Summit Fund's Prospectus for details.

Purchases of Class R Shares

     Class R shares are sold at net asset value, and are not subject to an initial sales charge. If Invesco Aim Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I, II or IV Funds, Invesco Aim Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

                         PERCENT OF CUMULATIVE PURCHASES

     0.75% of the first $5 million

     plus 0.50% of amounts in excess of $5 million


     With regard to any individual purchase of Class R shares, Invesco Aim Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).

Purchases of Class Y Shares

     Class Y shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Please refer to the Prospectus for more information.

Purchases of Investor Class Shares

     Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Invesco Aim Distributors may pay dealers and institutions an annual service fee of 0.25% of average daily net assets and such payments will commence immediately. The Investor Class is closed to new investors.

Purchases of Institutional Class Shares

     Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Please refer to the Institutional Class Prospectus for more information.

Exchanges

     TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

Redemptions

     GENERAL. Shares of the AIM Funds may be redeemed directly through Invesco Aim Distributors or through any dealer who has entered into an agreement with Invesco Aim Distributors. In addition to the Funds' obligation to redeem shares, Invesco Aim Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with Invesco Aim Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received in good order. Such an arrangement is subject to timely receipt by Invesco Aim Investment Services, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by Invesco Aim Distributors (other than any applicable contingent deferred sales charge and any applicable redemption fee) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

     SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange (NYSE) is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

     SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. At the time the withdrawal plan is established, the total account value must be $5,000 or more. Under a Systematic Redemption Plan, all shares are to be held by Invesco Aim Investment Services. To provide funds for payments made under the Systematic Redemption Plan, Invesco Aim Investment Services redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

     Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

     Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

     A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I, II and IV Funds, upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM LIBOR Alpha Fund or AIM Short Term Bond

Fund) and, in certain circumstances, upon the redemption of Class R shares. See the Prospectus for additional information regarding CDSCs.

     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II or IV Fund, will not be subject to a CDSC upon the redemption of those shares in the following situations:

     - Redemptions of shares of Category I, II or IV Funds held more than 18 months;

     - Redemptions of shares held by retirement plans, maintained pursuant to Sections 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 401 or 457 of the Code, in cases where (i) the plan has remained invested in Class A shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

     - Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

     - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

     - Redemptions following the death or post-purchase disability of (i) any registered shareholders on an account or (ii) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC; and

     - Amounts from a monthly, quarterly or annual Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the total account value must be $5,000 or more.

     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

     - Additional purchases of Class C shares of AIM International Core Equity Fund and AIM Real Estate Fund by shareholders of record on April 30, 1995, of AIM International Value Fund, predecessor to AIM International Core Equity Fund, and AIM Real Estate Fund, except that shareholders whose broker-dealers maintain a single omnibus account with Invesco Aim Investment Services on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

     - Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC;

     - Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and
          Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular

          Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

     - Amounts from a monthly or quarterly Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the total account value must be $5,000 or more;

     - Liquidation initiated by the Fund when the account value falls below the minimum required account size of $500; and

     -    Investment account(s) of Invesco Aim and its affiliates.

     CDSCs will not apply to the following redemptions of Class C shares:

     - A total or partial redemption of shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

     - Redemption of shares held by retirement plans, maintained pursuant to Sections 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 401 or 457 of the Code, in cases where (i) the plan has remained invested in Class C shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class C shares held by the plan; and

     - Redemptions of Class C shares of a Fund other than AIM LIBOR Alpha Fund or AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund.

     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS R SHARES. CDSCs will not apply to the following redemptions of Class R shares:

     - A total or partial redemption of Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

     - Redemptions of shares held by retirement plans, maintained pursuant to Sections 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 401 or 457 of the Code, in cases where (i) the plan has remained invested in Class R shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

General Information Regarding Purchases, Exchanges and Redemptions

     GOOD ORDER. Purchase, exchange and redemption orders must be received in good order in accordance with Invesco Aim Investment Services policy and procedures and U.S. regulations. Invesco Aim Investment Services reserves the right to refuse transactions. Transactions not in good order will not be processed and once brought into good order, will receive current price. To be in good order, an investor or financial intermediary must supply Invesco Aim Investment Services with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to Invesco Aim Investment Services in its sole discretion. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss.

     AUTHORIZED AGENTS. Invesco Aim Investment Services and Invesco Aim Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund's authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund's authorized agent or its designee.

     SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; (4) written redemptions or exchanges of shares held in certificate form previously reported to Invesco Aim as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record; and (5) requests to redeem accounts where the proceeds are over $250,000 or the proceeds are to be sent to an address or a bank other than the address or bank of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in Invesco Aim Investment Services' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. Notary public signatures are not an acceptable replacement for a signature guarantee. Invesco Aim Investment Services will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the total transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution" and to determine how to fulfill a signature guarantee requirement, an investor should contact the Client Services Department of Invesco Aim Investment Services.

     TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints Invesco Aim Investment Services as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by Invesco Aim Investment Services in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. Invesco Aim Investment Services and Invesco Aim Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that Invesco Aim Investment Services and Invesco Aim Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. Invesco Aim Investment Services reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

     INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number (PIN). By establishing a PIN the investor acknowledges and agrees that neither Invesco Aim Investment Services nor Invesco Aim Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds. Policies for processing transactions via the Internet may differ from policies for transactions via telephone due to system settings.

     ABANDONED PROPERTY. It is the responsibility of the investor to ensure that Invesco Aim Investment Services maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to Invesco Aim Investment Services. Upon receiving returned mail, Invesco Aim Investment Services will attempt to locate the investor or rightful owner of the account. If Invesco Aim Investment Services is unable to locate the investor, then it will determine whether the investor's account has legally been abandoned Invesco Aim Investment Services is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

     MISCELLANEOUS FEES. In certain circumstances, the intermediary maintaining the shareholder account through which your Fund shares are held may assess various fees related to the maintenance of that account, such as:

     - an annual custodial fee on accounts where Invesco Aim Distributors acts as the prototype sponsor;

     -    expedited mailing fees in response to overnight redemption requests;
          and

     - copying and mailing charges in response to requests for duplicate statements.

Please consult with your intermediary for further details concerning any applicable fees.

INSTITUTIONAL CLASS SHARES

     Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to Invesco Aim Investment Services, Inc. at P.O. Box 4497, Houston, Texas 77210-4497. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to Invesco Aim Investment Services.

     Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give Invesco Aim Investment Services all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor's payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.

     A financial intermediary may submit a written request to Invesco Aim Investment Services for correction of transactions involving Fund shares. If Invesco Aim Investment Services agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse the Fund for any resulting loss.

     An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Fund, except through the reinvestment of distributions.

     Payment for redeemed shares is normally made by Federal Reserve wire to the bank account designated in the investor's account application, but may be sent by check at the investor's request. By providing written notice to his financial intermediary or to Invesco Aim Investment Services, an investor may change the bank account designated to receive redemption proceeds. Invesco Aim Investment Services may request additional documentation.

     Invesco Aim Investment Services may request that an intermediary maintain separate master accounts in the Fund for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and sub-accounts to satisfy the minimum investment requirement.

     Platform sponsors that provide investment vehicles to fund Section 401 defined contribution plans and have entered into written agreements with Invesco Aim Distributors to waive applicable investment minimums may purchase Institutional Class shares for accounts within such plans.

OFFERING PRICE

     The following formula may be used to determine the public offering price per Class A share of an investor's investment:

     Net Asset Value / (1 - Sales Charge as % of Offering Price) = Offering
Price.

     For example, at the close of business on December 31, 2008, AIM Basic Value Fund - Class A shares had a net asset value per share of $13.20. The offering price, assuming an initial sales charge of 5.50%, was $13.97.

     Institutional Class shares of the Funds are offered at net asset value.

Calculation of Net Asset Value

     Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. Generally, the portfolio securities for non-money market funds are recorded in the NAV no later than trade date plus one, except on fiscal quarter ends, such securities are recorded on trade date. For money market funds, portfolio securities are recorded in the NAV on trade date. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statement due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

     Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

     A security listed or traded on an exchange (excluding convertible bonds) held by a Fund is valued at its last sales price or official closing price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Each equity security traded in the over-the-counter market is valued on the basis of prices furnished by independent pricing vendors or market makers. Debt securities (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

     Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices.

     Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates value. Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If Invesco Aim believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.

     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

     Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

     Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices.

     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

REDEMPTIONS IN KIND

     Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds, has made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of a Fund, is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

BACKUP WITHHOLDING

     Accounts submitted without a correct, certified taxpayer identification number ("TIN") or, alternatively, a correctly completed and currently effective IRS Form W-8 (for nonresident aliens) or Form W-9 (for U.S. persons including resident aliens) accompanying the registration information will generally be subject to backup withholding.

     Each AIM Fund, and other payers, generally must withhold 28% of reportable dividends (whether paid in cash or reinvested in additional Fund shares), including exempt-interest dividends, in the case of any shareholder who fails to provide a Fund with a TIN and a certification that he is not subject to backup withholding.

     An investor is subject to backup withholding if:

     1.   the investor fails to furnish a correct TIN to the Fund;

     2.   the IRS notifies the Fund that the investor furnished an incorrect
          TIN;

     3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

     4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

     5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

     Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds are subject to backup withholding only if (1), (2) or (5) above applies.

     Certain payees and payments are exempt from backup withholding and information reporting. Invesco Aim or Invesco Aim Investment Services will not provide Form 1099 to those payees.

     Investors should contact the IRS if they have any questions concerning withholding.

     IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

     NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities with a valid Form W-8 are not subject to the backup withholding previously discussed. The Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption. Nonresident alien individuals and some foreign entities failing to provide a valid Form W-8 may be subject to backup withholding and Form 1099 reporting.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

     Each Fund, except AIM Balanced-Risk Retirement Now Fund, intends to declare and pay annually any net investment income dividends and declare and pay annually any capital gain distributions. AIM Balanced-Risk Retirement Now Fund intends to declare and pay quarterly net investment income dividends and declare and pay annual any capital gains distributions. Each Fund, however, may declare and pay such income dividends and capital gains distributions more than once per year, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. In determining the amount of capital gains, if any, available for distribution, capital gains will generally be offset against available net capital losses, if any, carried forward from previous fiscal periods. Each Fund intends to distribute substantially all of its net investment income and capital gains net income (excess of capital gains over capital losses).

     All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Purchasing Shares - Automatic Dividend and Distribution Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

     Dividends on Class B, Class C and Class R shares of certain Funds are expected to be lower than those for Class A, Class Y and Institutional Class shares of the same Fund because of higher distribution fees paid by Class B, Class C and Class R shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.

TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement. Notwithstanding the foregoing, the Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

     Each Fund presently intends to elect under applicable Treasury regulations to treat any net capital loss, and any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding taxable year in determining its taxable income for the current taxable year. Certain Funds may also elect under the same regulations to treat all or part of any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year.

     Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and/or gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the IRS determines that a Fund is using an improper method of allocation and has under-distributed its net investment income or capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

     In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies (to the extent such foreign currency gain is directly related to the regulated investment company's principal business of investing in stock or securities), or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from certain publicly traded partnerships (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings in order to meet this requirement.

     In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of certain publicly traded partnerships.

     For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such futures contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

     Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighting of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

     Under an IRS revenue procedure, a Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification Test where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.

     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) (net long-term capital gain over any net short-term capital loss)) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally would be eligible (to the extent discussed below) for the dividends received deduction in the case of corporate shareholders and would be included in the qualified dividend income of noncorporate shareholders. See "Fund Distributions" below.

AIM Balanced-Risk Retirement Funds

     A Fund will invest its assets in shares of an Underlying Fund, cash and money market instruments. Accordingly, a Fund's income will consist of distributions from an Underlying Fund, net gains realized from the disposition of Underlying Fund shares and interest earned on cash and money market instruments. If an Underlying Fund qualifies for treatment as a regulated investment company under the Code - each has done so for its past taxable years and intends to continue to do so for its current and future taxable years - (1) dividends paid to a Fund from the Underlying Fund's investment company taxable income (which may include net gains from certain foreign currency transactions and net short-term capital gains) will be taxable to a Fund as ordinary income,
(2) dividends paid to a Fund that an Underlying Fund designates as capital gain dividends (as discussed below) will be taxable to a Fund as long-term capital gain, (3) dividends paid to a Fund that an Underlying Fund designates as qualifying dividends from domestic corporations (as discussed below) will be treated as dividends eligible for the dividends received deduction and (4) dividends paid to a Fund that an Underlying Fund designates as qualified dividend income (as discussed below) will be treated by the Fund as qualifying dividends currently taxable at a maximum rate of 15% to individuals and other noncorporate taxpayers. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing of a Fund's portfolio or otherwise), all or a part of the loss will not be deductible by a Fund and instead will increase its basis for the newly purchased shares.

     Although an Underlying Fund will be eligible to elect to "pass-through" to its shareholders (including a Fund) the benefit of the foreign tax credit if more than 50% in the value of the Underlying Fund's total assets at the close of any taxable year consists of securities of foreign corporations, a Fund will not qualify to pass that benefit through to its shareholders because of its inability to satisfy the asset test, i.e. less than 50% of the value of the Fund's total assets consists of securities of foreign corporations. Accordingly, a Fund will deduct the amount of any foreign taxes passed through by an Underlying Fund in determining its investment company taxable income. (See discussion below on Foreign Income Tax.)

     The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by an Underlying Fund. To the extent a Fund invests indirectly in these U.S. government obligations by investing in an Underlying Fund that holds these obligations, dividends derived from interest on these obligations is unlikely to be exempt from state and local income tax.

For ease of reading, references below to the income, investments and activities of a Fund, include, without so stating the income, investments and activities of both the Fund and Underlying Funds in which the Fund invests. The discussion below should be read in conjunction with this section Tax Matters - Qualification as a Regulated Investment Company - AIM Balanced-Risk Retirement Funds.

     DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a forward foreign currency contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, a Fund may make an election to treat such gain or loss as capital.

     Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

     Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss unless certain elections have been made. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

     Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

     Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed or be less than its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income or long-term capital gain may also differ from the book income of a Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

     SWAP AGREEMENTS. A Fund may enter into swap agreements as permitted by each Fund's prospectus. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain types of swap agreements. Moreover, the rules governing the tax aspects of certain types of these agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it does not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area.

     PFIC INVESTMENTS. Certain Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, each Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

     INVESTMENT IN TAXABLE MORTGAGE POOLS (EXCESS INCLUSION INCOME). Certain Funds may invest in U.S.-qualified REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, "taxable mortgage pools." Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund's income from a U.S.-qualified REIT that is attributable to the REIT's residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to Federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. Federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest Federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

     These rules are potentially applicable to each Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S.-qualified REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy. Shareholders should consult their tax advisors about the potential tax consequences of a Fund's receipt and distribution of excess inclusion income.

     SECURITIES LENDING. A Fund may lend portfolio securities. While securities are loaned out, the Fund will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Any foreign tax withheld on these payments made "in lieu of" dividends or interest will not qualify for the foreign tax election.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the IRS determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, a portion of such dividwends may qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other noncorporate taxpayers to the extent that shareholders have held their Fund shares for a minimum required period and the distributions satisfy other requirements that are discussed below.

     A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Currently, for taxable years beginning before January 1, 2011 (sunset date) the maximum long-term capital gain rates are 15% or 25%, depending on the nature of the capital gain, for noncorporate shareholders. After the sunset date, the maximum rates revert back to 20% and 25% unless the lower rates are extended or made permanent. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forward) at the highest corporate tax rate (currently 35%). If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Subject to applicable Code limitations, each Fund will be allowed to take into account a net capital loss (excess of losses over gains from the sale of capital assets) from a prior taxable year as a short-term capital loss for the current taxable year in determining its investment company taxable income and net capital gain.

     Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends, if any, received by the Fund from domestic corporations for the taxable year. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.

     Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends, if any, received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Dividends received by a Fund from PFICs are not qualifying dividends and dividends received by a Fund from U.S.

qualified REITs generally are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income. This favorable taxation of qualified dividend income at a maximum rate of 15% expires and will no longer apply to dividends paid by a Fund with respect to its taxable years beginning after December 31, 2010 (sunset date), unless such provision is extended or made permanent.

     AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a noncorporate shareholder may not exceed the maximum applicable capital gains rate for noncorporate taxpayers. The AMT applicable to corporations may reduce the value of the dividends received deduction. However, certain small corporations are wholly exempt from the AMT.

     Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the ex-dividend date.

     Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

     Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. Any redemption fees you incur on shares redeemed within 31 days of purchase will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale.

     All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, for taxable years beginning before January 1, 2011 (sunset date), any long-term capital gain recognized by a noncorporate shareholder will be subject to tax at a maximum rate of 15%. After the sunset date, the maximum rate reverts back to 20% unless the lower rate is extended or made permanent. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

     The Transfer Agent may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them calculate their gain or loss from a sale or redemption. This information is supplied as a convenience to shareholders and will not be reported to the IRS. Although the IRS permits the use of several methods to determine the cost basis of mutual fund shares, the cost basis information provided by the Transfer Agent will be calculated using only the single-category average cost method. Neither the Transfer Agent nor a Fund recommends any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. Even if you have reported gains or losses for a Fund in past years using another method of basis determination, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods. Under recently enacted provisions of the Emergency Economic Stabilization Act of 2008, a Fund's Transfer Agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in a Fund on or after January 1, 2012.

     If a shareholder (a) incurs a sales load in acquiring shares of a Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

     The automatic conversion of Class B shares into Class A shares of the same Fund at the end of approximately eight years after purchase will be tax-free for federal income tax purposes. Shareholders should consult their tax advisers regarding the state and local tax consequences of such conversion.

     BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

     FOREIGN SHAREHOLDERS. Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships ("foreign shareholder"), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Foreign shareholders should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

     Taxation of a foreign shareholder depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution subject to certain exemptions. Exemptions from this U.S. withholding tax are provided for exempt-interest dividends, capital gain dividends paid by a Fund from its net long-term capital gains, and with respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gains dividends. The Funds do not intend to utilize the exemptions for interest-related dividends paid and short-term capital gain dividends paid. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

     In general, (i) a capital gain dividend designated by a Fund and paid from its net long-term capital gains, or (ii) with respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), a short-term capital gain dividend designated by a Fund and paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year.

     With respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), dividends designated by a Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10- percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less that the amount that is so qualified. This is because the designation is based on an estimate of Fund's qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United Sates nonresident income tax return to recover the excess.

     A Fund's designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed omnibus accounts due to systems limitations or operational constraints.

     Moreover, amounts designated as capital gain dividends that are attributable to certain capital gain dividends received from U.S.-qualified REITs or another RIC classified as a U.S. real property holding corporation or realized by a Fund on the sale of a U.S. real property interest (other than one that is domestically controlled U.S.- qualified REIT or RIC that is classified as a qualified investment entity) will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate), if, in general, more than 50% of the Fund's assets consists of interests in U.S.-qualified REITs and U.S. real property holding corporations. In this case, foreign shareholders owning more than 5% of the shares of the Fund may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring the filing of a nonresident U.S. income tax return. These rules apply to dividends with respect to a Fund's taxable years beginning before January 1, 2010 (sunset date), except that after such sunset date, Fund distributions from a U.S.-qualified REIT (whether or not domestically controlled) attributable to gain from the disposition of a U.S. real property interest will continue to be subject to the withholding rules described above provided more than 50% of the Fund's assets consists of interests in U.S.-qualified REITs and U.S. real property holding corporations.

     If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

     In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Foreign Tax Election (as described below), but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

     Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax adviser or go to www.irs.gov and search forms.

     Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of nonresident alien shareholders dying after December 31, 2004 and before January 1, 2010 will be able to exempt from federal estate tax the proportion of the value of a Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the nonresident alien shareholder's death (or such other time as the IRS may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Through December 31, 2009, shareholders will be advised of the portion of a Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

     FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld will generally be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

     If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election") in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against

Federal income tax (but not both). No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to AMT.

     Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

     EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Registration Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

     The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares, Class C shares and Class R shares, if applicable (collectively the "Plans"). Each Fund, pursuant to the Plans, pays Invesco Aim Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.

FUND                                     CLASS A   CLASS B   CLASS C   CLASS R
----                                     -------   -------   -------   -------
AIM Balanced-Risk Retirement Now Fund     0.25%     1.00%     1.00%     0.50%
AIM Balanced-Risk Retirement 2010 Fund    0.25      1.00      1.00      0.50
AIM Balanced-Risk Retirement 2020 Fund    0.25      1.00      1.00      0.50
AIM Balanced-Risk Retirement 2030 Fund    0.25      1.00      1.00      0.50
AIM Balanced-Risk Retirement 2040 Fund    0.25      1.00      1.00      0.50
AIM Balanced-Risk Retirement 2050 Fund    0.25      1.00      1.00      0.50

     All of the Plans compensate Invesco Aim Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

     Amounts payable by a Fund under the Class A, Class B, Class C and Class R Plans need not be directly related to the expenses actually incurred by Invesco Aim Distributors on behalf of each Fund. The Plans do not obligate the Funds to reimburse AIM Distributors for the actual allocated share of expenses Invesco Aim Distributors may incur in fulfilling its obligations under these Plans. Thus, even if Invesco Aim Distributors' actual allocated share of expenses exceeds the fee payable to Invesco Aim Distributors at any given time, under these Plans, the Funds will not be obligated to pay more than that fee. If Invesco Aim Distributors' actual allocated share of expenses is less than the fee it receives, under these Plans, Invesco Aim Distributors will retain the full amount of the fee.

     Invesco Aim Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares, Class C shares or Class R shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco Aim Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between Invesco Aim Distributors and the Fund.

     The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including Invesco Aim Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

     Invesco Aim Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If Invesco Aim Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. Invesco Aim Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

     Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

     Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. Invesco Aim Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of Invesco Aim Distributors.

     Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of FINRA.

     See Appendix J for a list of the amounts paid by each class of shares of each Fund to Invesco Aim Distributors pursuant to the Plans for the fiscal year ended December 31, 2008 and the period ended January 31, 2007 (date the Funds commenced operations) through December 31, 2007 and Appendix K for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the fiscal year ended December 31, 2008 and the period ended January 31, 2007 (date the Funds commenced operations) through December 31, 2007.

     As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

     The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

     Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

     Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

     The Class B Plan obligates Class B shares to continue to make payments to Invesco Aim Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of Invesco Aim Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such

Plan) and the Class B Plan expressly authorizes Invesco Aim Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

     The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with Invesco Aim Distributors, a registered broker-dealer and a wholly owned subsidiary of Invesco Aim, pursuant to which Invesco Aim Distributors acts as the distributor of shares of the Funds. The address of Invesco Aim Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with Invesco Aim Distributors. See "Management of the Trust."

     The Distribution Agreements provide Invesco Aim Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers with whom Invesco Aim Distributors has entered into selected dealer agreements. Invesco Aim Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

     Invesco Aim Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B, Class C and Class R shares of the Funds at the time of such sales.

     Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to Invesco Aim Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit Invesco Aim Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

     Invesco Aim Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. Invesco Aim Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to Invesco Aim Distributors under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit Invesco Aim Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, Invesco Aim Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

     The Trust (on behalf of any class of any Fund) or Invesco Aim Distributors may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, Invesco Aim Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of Invesco Aim Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to Invesco Aim Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

     Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each class of each Fund, if applicable, for the fiscal year ended December 31, 2008 and the period ended January 31, 2007 (date the Funds commenced operations) through December 31, 2007 are found in Appendix L.

                              FINANCIAL STATEMENTS

     Each Fund's Financial Statements for the periods ended December 31, 2008, and June 30, 2009, including the Financial Highlights and the report of the independent registered public accounting firm pertaining thereto, are incorporated by reference into this Statement of Additional Information ("SAI") from such Fund's Annual Report and Semi-Annual Report (unaudited) to shareholders contained in the Trust's Form N-CSR and N-CSR/S filed on March 6, 2009 and September 4, 2009.

     The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this Statement of Additional Information and are not a part of this Registration Statement.

                               PENDING LITIGATION

     Settled Enforcement Actions Related to Market Timing

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), Invesco Aim and Invesco Aim Distributors reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, Invesco Aim and Invesco Aim Distributors created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by Invesco Aim, which was done pursuant to the terms of the settlements. The methodology of the fair funds distributions was determined by Invesco Aim's independent distribution consultant ("IDC Plan"), in consultation with Invesco Aim and the independent trustees of the AIM Funds, and approved by the staff of the SEC. Further details regarding the IDC Plan and distributions thereunder are available under the "About Us - SEC Settlement" section of Invesco Aim's website, available at http://www.invescoaim.com. Invesco Aim's website is not a part of this Statement of Additional Information or the prospectus of any AIM Fund.

     Regulatory Action Alleging Market Timing

     On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and Invesco Aim Distributors (Order No. 05-1318). The WVASC makes findings of fact that Invesco Aim and Invesco Aim Distributors entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and Invesco Aim Distributors violated the West Virginia securities laws. The WVASC orders Invesco Aim and Invesco Aim Distributors to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

     Private Civil Actions Alleging Market Timing

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, Invesco Aim, Invesco Aim Management and certain related entities, certain of their current and former officers and/or certain unrelated third parties) based on allegations of improper market timing, and related activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties. The parties in the amended complaints have agreed in principle to settle the actions. A list identifying the amended complaints in the MDL Court and details of the settlements are included in Appendix M-1.

                                   APPENDIX A

RATINGS OF DEBT SECURITIES

          The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch.

                         MOODY'S LONG-TERM DEBT RATINGS

     AAA: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

     BAA; Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     BA: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     B: Obligations rated B are considered speculative and are subject to high credit risk.

     CAA: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

     CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Not Prime

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

     Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

     Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

     Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

     AAA: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     AA: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     BAA: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     BA: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     CAA: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     CA: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Note: Also, Moody's applied numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

     Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

     MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

     Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     S&P describes its ratings for corporate and municipal bonds as follows:

     AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

     BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     NR: Not Rated.

                                S&P DUAL RATINGS

     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the not rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     These categories are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

     An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

     Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

     Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term "AAA" - "BBB" categories; Short-term "F1" - "F3") indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term "BB"
- "D"; Short-term "B" - "D") either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on "AAA" rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for "BBB" rated bonds was 0.35%, and for "B" rated bonds, 3.0%.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

     The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

     Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

     PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

     NR: Indicates that Fitch does not rate the specific issue.

     WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

     RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

     BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

     B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

     CC: Default of some kind appears probable.

     C: Bonds are in imminent default in payment of interest or principal.

     DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1-: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+;"

     F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

     F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

     B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B

                      PERSONS TO WHOM INVESCO AIM PROVIDES
                NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS
                              (AS OF MAY 31, 2009)

                  SERVICE PROVIDER                                            DISCLOSURE CATEGORY
                  ----------------                                            -------------------
ABN AMRO Financial Services, Inc.                      Broker (for certain AIM Funds)
Absolute Color                                         Financial Printer
Anglemyer & Co.                                        Analyst (for certain AIM Funds)
Ballard Spahr Andrews & Ingersoll, LLP                 Legal Counsel
BB&T Capital Markets                                   Broker (for certain AIM Funds)
Bear Stearns Pricing Direct, Inc.                      Pricing Vendor (for certain AIM Funds)
BOSC, Inc.                                             Broker (for certain AIM Funds)
BOWNE & Co.                                            Financial Printer
Brown Brothers Harriman & Co.                          Securities Lender (for certain AIM Funds)
Cabrera Capital Markets                                Broker (for certain AIM Funds)
Charles River Systems, Inc.                            System Provider
Chas. P. Young Co.                                     Financial Printer
Citigroup Global Markets, Inc.                         Broker (for certain AIM Funds)
Classic Printers Inc.                                  Financial Printer
Color Dynamics                                         Financial Printer
Commerce Capital Markets                               Broker (for certain AIM Funds)
Crews & Associates                                     Broker (for certain AIM Funds)
D.A. Davidson & Co.                                    Broker (for certain AIM Funds)
Dechert LLP                                            Legal Counsel
DEPFA First Albany                                     Broker (for certain AIM Funds)
Earth Color Houston                                    Financial Printer
EMCO Press                                             Financial Printer
Empirical Research Partners                            Analyst (for certain AIM Funds)
Finacorp Securities                                    Broker (for certain AIM Funds)
First Miami Securities                                 Broker (for certain AIM Funds)
First Tryon Securities                                 Broker (for certain AIM Funds)
FT Interactive Data Corporation                        Pricing Vendor
GainsKeeper                                            Software Provider (for certain AIM Funds)
GCom2 Solutions                                        Software Provider (for certain AIM Funds)
George K. Baum & Company                               Broker (for certain AIM Funds)
Glass, Lewis & Co.                                     System Provider (for certain AIM Funds)
Global Trend Alert                                     Analyst (for certain AIM Funds)
Greater Houston Publishers, Inc.                       Financial Printer
Grover Printing                                        Financial Printer
Gulfstream Graphics Corp.                              Financial Printer
Hattier, Sanford & Reynoir                             Broker (for certain AIM Funds)
Hutchinson, Shockey, Erley & Co.                       Broker (for certain AIM Funds)
ICRA Online Ltd.                                       Rating & Ranking Agency (for certain AIM Funds)
Imageset                                               Financial Printer
iMoneyNet, Inc.                                        Rating & Ranking Agency (for certain AIM Funds)
Initram Data, Inc.                                     Pricing Vendor
Institutional Shareholder Services, Inc.               Proxy Voting Service (for certain AIM Funds)
Invesco Aim Investment Services, Inc.                  Transfer Agent
Invesco Senior Secured Management, Inc.                System Provider (for certain AIM Funds)
Investortools, Inc.                                    Broker (for certain AIM Funds)

                  SERVICE PROVIDER                                            DISCLOSURE CATEGORY
                  ----------------                                            -------------------
ITG, Inc.                                              Pricing Vendor (for certain AIM Funds)
J.P. Morgan Securities, Inc.                           Analyst (for certain AIM Funds)
J.P. Morgan Securities Inc.\Citigroup Global Markets   Lender (for certain AIM Funds)
   Inc.\JPMorgan Chase Bank, N.A.
Janney Montgomery Scott LLC                            Broker (for certain AIM Funds)
John Hancock Investment Management Services, LLC       Sub-advisor (for certain sub-advised accounts)
Jorden Burt LLP                                        Special Insurance Counsel
KeyBanc Capital Markets, Inc.                          Broker (for certain AIM Funds)
Kramer Levin Naftalis & Frankel LLP                    Legal Counsel
Lipper, Inc.                                           Rating & Ranking Agency (for certain AIM Funds)
Loan Pricing Corporation                               Pricing Service (for certain AIM Funds)
Loop Capital Markets                                   Broker (for certain AIM Funds)
M.R. Beal                                              Broker (for certain AIM Funds)
MarkIt Group Limited                                   Pricing Vendor (for certain AIM Funds)
Merrill Communications LLC                             Financial Printer
Mesirow Financial, Inc.                                Broker (for certain AIM Funds)
Middle Office Solutions                                Software Provider
Moody's Investors Service                              Rating & Ranking Agency (for certain AIM Funds)
Morgan Keegan & Company, Inc.                          Broker (for certain AIM Funds)
Morrison Foerster LLP                                  Legal Counsel
MS Securities Services, Inc. and                       Securities Lender (for certain AIM Funds)
   Morgan Stanley & Co. Incorporated
Muzea Insider Consulting Services, LLC                 Analyst (for certain AIM Funds)
Ness USA Inc.                                          System provider
Noah Financial, LLC                                    Analyst (for certain AIM Funds)
Omgeo LLC                                              Trading System
Page International                                     Financial Printer
Piper Jaffray                                          Analyst (for certain AIM Funds)
Prager, Sealy & Co.                                    Broker (for certain AIM Funds)
PricewaterhouseCoopers LLP                             Independent Registered Public Accounting Firm (for all AIM Funds)
Protective Securities                                  Broker (for certain AIM Funds)
Ramirez & Co., Inc.                                    Broker (for certain AIM Funds)
Raymond James & Associates, Inc.                       Broker (for certain AIM Funds)
RBC Capital Markets                                    Analyst (for certain AIM Funds)
RBC Dain Rauscher Incorporated                         Broker (for certain AIM Funds)
Reuters America LLC                                    Pricing Service (for certain AIM Funds)
Rice Financial Products                                Broker (for certain AIM Funds)
Robert W. Baird & Co. Incorporated                     Broker (for certain AIM Funds)
RR Donnelley Financial                                 Financial Printer
Ryan Beck & Co.                                        Broker (for certain AIM Funds)
SAMCO Capital Markets, Inc.                            Broker (for certain AIM Funds)
Seattle-Northwest Securities Corporation               Broker (for certain AIM Funds)
Siebert Brandford Shank & Co., L.L.C.                  Broker (for certain AIM Funds)
Signature                                              Financial Printer
Simon Printing Company                                 Financial Printer
Southwest Precision Printers, Inc.                     Financial Printer
Standard and Poor's/Standard and                       Pricing  Service and Rating and Ranking Agency (each,
   Poor's Securities Evaluations, Inc.                    respectively, for certain AIM Funds)
StarCompliance, Inc.                                   System Provider
State Street Bank and Trust Company                    Custodian, Lender, Securities Lender, and System Provider (each, respectively, for certain AIM Funds)
Sterne, Agee & Leach, Inc.                             Broker (for certain AIM Funds)

                  SERVICE PROVIDER                                            DISCLOSURE CATEGORY
                  ----------------                                            -------------------
Stifel, Nicolaus & Company, Incorporated               Broker (for certain AIM Funds)
Stradley Ronon Stevens & Young, LLP                    Legal Counsel
The Bank of New York                                   Custodian and Securities Lender (each, respectively, for certain
                                                          AIM Funds)
The MacGregor Group, Inc.                              Software Provider
The Savader Group LLC                                  Broker (for certain AIM Funds)
Thomson Information Services Incorporated              Software Provider
UBS Financial Services, Inc.                           Broker (for certain AIM Funds)
VCI Group Inc.                                         Financial Printer
Wachovia National Bank, N.A.                           Broker (for certain AIM Funds)
Western Lithograph                                     Financial Printer
Wiley Bros. Aintree Capital  L.L.C.                    Broker (for certain AIM Funds)
William Blair & Co.                                    Broker (for certain AIM Funds)
XSP, LLC\Solutions Plus, Inc.                          Software Provider

                                   APPENDIX C
                              TRUSTEES AND OFFICERS

                              As of August 31, 2009

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                  TRUSTEE                                                                    OTHER
                                   AND/OR                                                               TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND      OFFICER                                                               DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE TRUST   SINCE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        HELD BY TRUSTEE/DIRECTOR
--------------------------------  -------  ------------------------------------------------------  -------------------------
INTERESTED PERSONS

Martin L. Flanagan(1) - 1960       2007    Executive Director, Chief Executive Officer and         None
Trustee                                    President, Invesco Ltd. (ultimate parent of Invesco
                                           Aim and a global investment management firm);
                                           Chairman, Invesco Aim Advisors, Inc. (registered
                                           investment advisor); Trustee, The AIM Family of
                                           Funds(R); Vice Chairman, Investment Company Institute;
                                           and Member of Executive Board, SMU Cox School of
                                           Business

                                           Formerly: Director, Chairman, Chief Executive
                                           Officer and President, IVZ Inc. (holding company),
                                           INVESCO Group Services, Inc. (service provider) and
                                           Invesco North American Holdings, Inc. (holding
                                           company); Director, Chief Executive Officer and
                                           President, Invesco Holding Company Limited (parent of
                                           Invesco Aim and a global investment management firm);
                                           Director, Invesco Ltd. and Chairman, Investment
                                           Company Institute

Philip A. Taylor(2) - 1954         2006    Head of North American Retail and Senior Managing       None
Trustee, President and Principal           Director, Invesco Ltd.; Director, Chief Executive
Executive Officer                          Officer and President, Invesco Aim Advisors, Inc.
                                           and 1371 Preferred Inc. (holding company); Director,
                                           Chairman, Chief Executive Officer and President,
                                           Invesco Aim Management Group, Inc. (financial services
                                           holding company) and Invesco Aim Capital Management,
                                           Inc. (registered investment advisor); Director and
                                           President, INVESCO Funds Group, Inc. (registered
                                           investment advisor and registered transfer agent) and
                                           AIM GP Canada Inc. (general partner for limited
                                           partnerships); Director, Invesco Aim Distributors,
                                           Inc. (registered broker dealer); Director and
                                           Chairman, Invesco Aim Investment Services, Inc.
                                           (registered transfer agent) and INVESCO Distributors,
                                           Inc. (registered broker dealer); Director, President
                                           and Chairman, INVESCO Inc. (holding company) and
                                           Invesco Canada Holdings Inc. (holding company); Chief
                                           Executive Officer, AIM Trimark Corporate Class Inc.
                                           (corporate mutual fund company) and AIM Trimark

----------
(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                                  TRUSTEE                                                                    OTHER
                                   AND/OR                                                               TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND      OFFICER                                                               DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE TRUST   SINCE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        HELD BY TRUSTEE/DIRECTOR
--------------------------------  -------  ------------------------------------------------------  -------------------------
                                           Canada Fund Inc. (corporate mutual fund company);
                                           Director and Chief Executive Officer, Invesco Trimark
                                           Ltd./Invesco Trimark Ltee (registered investment
                                           advisor and registered transfer agent) and Invesco
                                           Trimark Dealer Inc. (registered broker dealer);
                                           Trustee, President and Principal Executive Officer,
                                           The AIM Family of Funds(R) (other than AIM Treasurer's
                                           Series Trust and Short-Term Investments Trust);
                                           Trustee and Executive Vice President, The AIM Family
                                           of Funds(R) (AIM Treasurer's Series Trust and
                                           Short-Term Investments Trust only); and Manager,
                                           Invesco PowerShares Capital Management LLC

                                           Formerly: President, Invesco Trimark Dealer Inc.;
                                           Director and President, AIM Trimark Corporate Class
                                           Inc. and AIM Trimark Canada Fund Inc.; Director and
                                           President, Invesco Trimark Ltd./Invesco Trimark Ltee;
                                           Senior Managing Director, Invesco Holding Company
                                           Limited; Trustee and Executive Vice President,
                                           Tax-Free Investments Trust; Director and Chairman,
                                           Fund Management Company (former registered broker
                                           dealer); President and Principal Executive Officer,
                                           The AIM Family of Funds(R) (AIM Treasurer's Series
                                           Trust, Short-Term Investments Trust and Tax-Free
                                           Investments Trust only); President, AIM Trimark Global
                                           Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                           Director, Trimark Trust (federally regulated Canadian
                                           trust company)

INDEPENDENT TRUSTEES

Bruce L. Crockett - 1944           2001    Chairman, Crockett Technology Associates (technology    ACE Limited (insurance
Trustee and Chair                          consulting company)                                     company); Captaris, Inc.
                                                                                                   (unified messaging
                                                                                                   provider); and Investment
                                                                                                   Company Institute

Bob R. Baker - 1936                2003    Retired                                                 None
Trustee

Frank S. Bayley - 1939             1985    Retired                                                 None
Trustee                                    Formerly: Director, Badgley Funds, Inc. (registered
                                           investment company) (2 portfolios)

James T. Bunch - 1942              2003    Founder, Green, Manning & Bunch Ltd. (investment        Board of Governors,
Trustee                                    banking firm)                                           Western Golf
                                                                                                   Association/Evans
                                                                                                   Scholars Foundation and
                                                                                                   Executive Committee,
                                                                                                   United States Golf
                                                                                                   Association

                                  TRUSTEE                                                                    OTHER
                                   AND/OR                                                               TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND      OFFICER                                                               DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE TRUST   SINCE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        HELD BY TRUSTEE/DIRECTOR
--------------------------------  -------  ------------------------------------------------------  -------------------------
Albert R. Dowden - 1941            2001    Director of a number of public and private business     Board of Nature's
Trustee                                    corporations, including the Boss Group, Ltd. (private   Sunshine Products, Inc.
                                           investment and management); Reich & Tang Funds
                                           (registered investment company); Annuity and Life Re
                                           (Holdings), Ltd. (reinsurance company); and Homeowners
                                           of America Holding Corporation/Homeowners of America
                                           Insurance Company (property casualty company)

                                           Formerly: Director, Continental Energy Services, LLC
                                           (oil and gas pipeline service); Director, CompuDyne
                                           Corporation (provider of product and services to the
                                           public security market); Director, President and Chief
                                           Executive Officer, Volvo Group North America, Inc.;
                                           Senior Vice President, AB Volvo; Director of various
                                           public and private corporations

Jack M. Fields - 1952              2001    Chief Executive Officer, Twenty First Century Group,    Administaff
Trustee                                    Inc. (government affairs company); and Owner and
                                           Chief Executive Officer, Dos Angelos Ranch, L.P.
                                           (cattle, hunting, corporate entertainment),
                                           Discovery Global Education Fund (non-profit) and
                                           Cross Timbers Quail Research Ranch (non-profit)
                                           Formerly: Chief Executive Officer, Texana Timber LP
                                           (sustainable forestry company)

Carl Frischling - 1937             2001    Partner, law firm of Kramer Levin Naftalis and          Director, Reich & Tang
Trustee                                    Frankel LLP                                             Funds (16 portfolios)

Prema Mathai-Davis - 1950          2001    Retired                                                 None
Trustee

Lewis F. Pennock - 1942            2001    Partner, law firm of Pennock & Cooper                   None
Trustee

Larry Soll - 1942                  2003    Retired                                                 None
Trustee

Raymond Stickel, Jr. - 1944        2005    Retired                                                 None
Trustee                                    Formerly: Director, Mainstay VP Series Funds, Inc.
                                           (25 portfolios)

OTHER OFFICERS

Russell C. Burk - 1958             2005    Senior Vice President and Senior Officer, The AIM       N/A
Senior Vice President and Senior           Family of Funds(R)
Officer
                                           Formerly: Director of Compliance and Assistant
                                           General Counsel, ICON Advisers, Inc.; Financial
                                           Consultant, Merrill Lynch; and General Counsel and
                                           Director of Compliance, ALPS Mutual Funds, Inc.

                                  TRUSTEE                                                                    OTHER
                                   AND/OR                                                               TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND      OFFICER                                                               DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE TRUST   SINCE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        HELD BY TRUSTEE/DIRECTOR
--------------------------------  -------  ------------------------------------------------------  -------------------------
John M. Zerr - 1962                2006    Director, Senior Vice President, Secretary and          N/A
Senior Vice President, Chief               General Counsel, Invesco Aim Management Group, Inc.,
Legal Officer and Secretary                Invesco Aim Advisors, Inc. and Invesco Aim Capital
                                           Management, Inc.; Director, Senior Vice President and
                                           Secretary, Invesco Aim Distributors, Inc.; Director,
                                           Vice President and Secretary, Invesco Aim Investment
                                           Services, Inc. and INVESCO Distributors, Inc.;
                                           Director and Vice President, INVESCO Funds Group,
                                           Inc.; Senior Vice President, Chief Legal Officer and
                                           Secretary, The AIM Family of Funds(R); and Manager,
                                           Invesco PowerShares Capital Management LLC

                                           Formerly: Director, Vice President and Secretary, Fund
                                           Management Company; Vice President, Invesco Aim
                                           Capital Management, Inc.; Chief Operating Officer and
                                           General Counsel, Liberty Ridge Capital, Inc. (an
                                           investment adviser); Vice President and Secretary,
                                           PBHG Funds (an investment company); Vice President and
                                           Secretary, PBHG Insurance Series Fund (an investment
                                           company); Chief Operating Officer, General Counsel and
                                           Secretary, Old Mutual Investment Partners (a
                                           broker-dealer); General Counsel and Secretary, Old
                                           Mutual Fund Services (an administrator); General
                                           Counsel and Secretary, Old Mutual Shareholder Services
                                           (a shareholder servicing center); Executive Vice
                                           President, General Counsel and Secretary, Old Mutual
                                           Capital, Inc. (an investment adviser); and Vice
                                           President and Secretary, Old Mutual Advisors Funds (an
                                           investment company)

Lisa O. Brinkley - 1959            2004    Global Compliance Director, Invesco Ltd.; and Vice      N/A
Vice President                             President, The AIM Family of Funds(R)

                                           Formerly: Senior Vice President, Invesco Aim
                                           Management Group, Inc.; Senior Vice President and
                                           Chief Compliance Officer, Invesco Aim Advisors, Inc.
                                           and The AIM Family of Funds(R); Vice President and
                                           Chief Compliance Officer, Invesco Aim Capital
                                           Management, Inc. and Invesco Aim Distributors, Inc.;
                                           Vice President, Invesco Aim Investment Services, Inc.
                                           and Fund Management Company

                                  TRUSTEE                                                                    OTHER
                                   AND/OR                                                               TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND      OFFICER                                                               DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE TRUST   SINCE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        HELD BY TRUSTEE/DIRECTOR
--------------------------------  -------  ------------------------------------------------------  -------------------------
Kevin M. Carome - 1956             2003    General Counsel, Secretary and Senior Managing          N/A
Vice President                             Director, Invesco Ltd.; Director, Invesco Holding
                                           Company Limited and INVESCO Funds Group, Inc.;
                                           Director and Executive Vice President, IVZ, Inc.,
                                           Invesco Group Services, Inc., .Invesco North American
                                           Holdings, Inc. and Invesco Investments (Bermuda)
                                           Ltd.; and Vice President, The AIM Family of Funds(R)

                                           Formerly: Senior Managing Director and Secretary,
                                           Invesco North American Holdings, Inc.; Vice President
                                           and Secretary, IVZ, Inc. and Invesco Group Services,
                                           Inc.; Senior Managing Director and Secretary, Invesco
                                           Holding Company Limited; Director, Senior Vice
                                           President, Secretary and General Counsel, Invesco Aim
                                           Management Group, Inc. and Invesco Aim Advisors, Inc.;
                                           Senior Vice President, Invesco Aim Distributors, Inc.;
                                           Director, General Counsel and Vice President, Fund
                                           Management Company; Vice President, Invesco Aim
                                           Capital Management, Inc. and Invesco Aim Investment
                                           Services, Inc.; Senior Vice President, Chief Legal
                                           Officer and Secretary, The AIM Family of Funds(R);
                                           Director and Vice President, INVESCO Distributors,
                                           Inc.; and Chief Executive Officer and President,
                                           INVESCO Funds Group, Inc.

Sheri  Morris - 1964               1999    Vice President, Treasurer and Principal Financial       N/A
Vice President, Treasurer and              Officer, The AIM Family of Funds(R); Vice President,
Principal Financial Officer                Invesco Aim Advisors, Inc., Invesco Aim Capital
                                           Management, Inc. and Invesco Aim Private Asset
                                           Management Inc.

                                           Formerly: Assistant Vice President and Assistant
                                           Treasurer, The AIM Family of Funds(R) and Assistant
                                           Vice President, Invesco Aim Advisors, Inc., Invesco
                                           Aim Capital Management, Inc. and Invesco Aim Private
                                           Asset Management, Inc.

                                  TRUSTEE                                                                    OTHER
                                   AND/OR                                                               TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND      OFFICER                                                               DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE TRUST   SINCE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        HELD BY TRUSTEE/DIRECTOR
--------------------------------  -------  ------------------------------------------------------  -------------------------
Karen Dunn Kelley - 1960           2004    Head of Invesco's World Wide Fixed Income and Cash      N/A
Vice President                             Management Group; Vice President, Invesco
                                           Institutional (N.A.), Inc. (registered investment
                                           advisor); Director of Cash Management and Senior Vice
                                           President, Invesco Aim Advisors, Inc. and Invesco Aim
                                           Capital Management, Inc.; Executive Vice President,
                                           Invesco Aim Distributors, Inc.; Senior Vice President,
                                           Invesco Aim Management Group, Inc.; Director, Invesco
                                           Mortgage Capital Inc.; Vice President, The AIM Family
                                           of Funds(R) (other than AIM Treasurer's Series Trust
                                           and Short-Term Investments Trust); and President and
                                           Principal Executive Officer, The AIM Family of
                                           Funds(R) (AIM Treasurer's Series Trust and Short-Term
                                           Investments Trust only)

                                           Formerly: President and Principal Executive Officer,
                                           Tax-Free Investments Trust; Director and President,
                                           Fund Management Company; Chief Cash Management Officer
                                           and Managing Director, Invesco Aim Capital Management,
                                           Inc.; and Vice President, Invesco Aim Advisors, Inc.
                                           and The AIM Family of Funds(R) (AIM Treasurer's Series
                                           Trust, Short-Term Investments Trust and Tax-Free
                                           Investments Trust only)

Lance A. Rejsek - 1967             2005    Anti-Money Laundering Compliance Officer, Invesco Aim   N/A
Anti-Money Laundering Compliance           Advisors, Inc., Invesco Aim Capital Management, Inc.,
Officer                                    Invesco Aim Distributors, Inc., Invesco Aim
                                           Investment Services, Inc., Invesco Aim Private Asset
                                           Management, Inc. and The AIM Family of Funds(R)

                                           Formerly: Anti-Money Laundering Compliance Officer,
                                           Fund Management Company

Todd L. Spillane - 1958            2006    Senior Vice President, Invesco Aim Management Group,    N/A
Chief Compliance Officer                   Inc.; Senior Vice President and Chief Compliance
                                           Officer, Invesco Aim Advisors, Inc. and Invesco Aim
                                           Capital Management, Inc.; Chief Compliance Officer,
                                           The AIM Family of Funds(R), Invesco Global Asset
                                           Management (N.A.), Inc. (registered investment
                                           advisor), Invesco Institutional (N.A.), Inc.
                                           (registered investment advisor), INVESCO Private
                                           Capital Investments, Inc. (holding company), Invesco
                                           Private Capital, Inc. (registered investment advisor)
                                           and Invesco Senior Secured Management, Inc.
                                           (registered investment advisor); and Vice President,
                                           Invesco Aim Distributors, Inc. and Invesco Aim
                                           Investment Services, Inc.

                                           Formerly: Vice President, Invesco Aim Capital
                                           Management, Inc. and Fund Management Company

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2008

                                                              Aggregate Dollar Range of Equity
                                                                Securities in All Registered
                                                              Investment Companies Overseen by
                         Dollar Range of Equity Securities      Trustee in The AIM Family of
   Name of Trustee                   Per Fund                             Funds(R)
--------------------  --------------------------------------  --------------------------------
Martin L. Flanagan                     None                             Over $100,000
Philip A. Taylor                       None                                 None
Bob R. Baker          AIM Balanced-Risk Retirement 2020 Fund            Over $100,000
                                 $10,001 - $50,000
Frank S. Bayley                        None                             Over $100,000
James T. Bunch                         None                             Over $100,000(1)
Bruce L. Crockett                      None                             Over $100,000(3)
Albert R. Dowden                       None                             Over $100,000
Jack M. Fields                         None                             Over $100,000(3)
Carl Frischling                        None                             Over $100,000(3)
Prema Mathai-Davis                     None                             Over $100,000(3)
Lewis F. Pennock                       None                             Over $100,000
Larry Soll                             None                             Over $100,000(3)
Raymond Stickel, Jr.                   None                             Over $100,000

----------
(1) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX D

                           TRUSTEE COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco Aim during the year ended December 31, 2008:

                        AGGREGATE     RETIREMENT      ESTIMATED        TOTAL
                      COMPENSATION     BENEFITS         ANNUAL     COMPENSATION
                          FROM      ACCRUED BY ALL  BENEFITS UPON  FROM ALL AIM
       TRUSTEE        THE TRUST(1)  AIM FUNDS(2)    RETIREMENT(3)    FUNDS(4)
--------------------  ------------  --------------  -------------  ------------
Bob R. Baker             $27,742       $238,704        $170,766      $238,575
Frank S. Bayley           29,658        168,162         139,500       255,150
James T. Bunch            24,955        163,280         139,500       214,750
Bruce L. Crockett         52,934         90,641         139,500       463,050
Albert R. Dowden          29,267        111,458         139,500       251,900
Jack M. Fields            24,955        122,832         139,500       214,750
Carl Frischling(5)        29,355        101,872         139,500       252,650
Prema Mathai-Davis        26,942        119,858         139,500       232,075
Lewis F. Pennock          24,186         92,166         139,500       208,250
Larry Soll                27,742        218,468         161,105       238,575
Raymond Stickel, Jr.      31,375         68,859         139,500       270,200

(1) Amounts shown are based upon the fiscal year ended December 31, 2008. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended December 31, 2008, including earnings, was $48,614.

(2) During the fiscal year ended December 31, 2008, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $139,992.

(3) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustees' retirement and assumes each trustee serves until his or her normal retirement date.

(4) All trustees currently serve as trustee of 13 registered investment companies advised by Invesco Aim.

(5) During the fiscal year ended December 31, 2008, the Trust paid $18,559 in legal fees to Kramer, Levin, Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

                                   APPENDIX E

                     PROXY POLICY APPLIES TO THE FOLLOWING:
                           INVESCO AIM ADVISORS, INC.


INVESCO AIM PROXY VOTING GUIDELINES

(Effective as of April 28, 2008)

The following Invesco Aim Proxy Voting Guidelines are applicable to all funds and other accounts managed by Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc and Invesco Aim Private Asset Management, Inc. (collectively, "Invesco Aim").(1)

INTRODUCTION

OUR BELIEF

The AIM Funds Boards of Trustees and Invesco Aim's investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco Aim may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco Aim believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

In determining how to vote proxy issues, Invesco Aim considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders' and other account holders' interests. Our voting decisions are intended to enhance each company's total shareholder value over Invesco Aim's typical investment horizon.

Proxy voting is an integral part of Invesco Aim's investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco Aim's proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco Aim exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients' economic interests, or to favor a particular client or business relationship to the detriment of others.

PROXY ADMINISTRATION

The Invesco Aim Proxy Committee (the "Proxy Committee") consists of members representing Invesco Aim's Investments, Legal and Compliance departments. Invesco Aim's Proxy Voting Guidelines (the "Guidelines") are revised annually by the Proxy Committee, and are approved by the AIM Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco Aim uses information gathered from our own research, company managements, Invesco Aim's portfolio managers and outside shareholder groups to reach our voting decisions.

Generally speaking, Invesco Aim's investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams' ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco Aim gives proper consideration to the recommendations of a company's Board of Directors.

IMPORTANT PRINCIPLES UNDERLYING THE INVESCO AIM PROXY VOTING GUIDELINES

I. ACCOUNTABILITY

Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco Aim endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board's accountability to its shareholders. Consequently, Invesco Aim votes against any actions that would impair the rights of shareholders or would reduce shareholders' influence over the board or over management.

The following are specific voting issues that illustrate how Invesco Aim applies this principle of accountability.

     - Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco Aim votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards' key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco Aim's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

          Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco Aim's investment thesis on a company.

     - Director performance. Invesco Aim withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, Invesco Aim may withhold votes from some or all of a company's directors. In situations where directors' performance is a concern, Invesco Aim may also support shareholder proposals to take corrective actions such as so-called "clawback" provisions.

     - Auditors and Audit Committee members. Invesco Aim believes a company's Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company's Audit Committee, or when ratifying a company's auditors, Invesco Aim considers the past performance of the Committee and holds its members accountable for the quality of the company's financial statements and reports.

     - Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco Aim supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

     - Classified boards. Invesco Aim supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.

     - Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco Aim votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

     - Responsiveness. Invesco Aim withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

     - Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company's board. Invesco Aim supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

     - Shareholder access. On business matters with potential financial consequences, Invesco Aim votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.

II. INCENTIVES

Invesco Aim believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco Aim supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account's investment.

Following are specific voting issues that illustrate how Invesco Aim evaluates incentive plans.

     - Executive compensation. Invesco Aim evaluates compensation plans for executives within the context of the company's performance under the executives' tenure. Invesco Aim believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company's compensation practices. Therefore, Invesco Aim generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee's accountability to shareholders, Invesco Aim supports proposals requesting that companies subject each year's compensation record to an advisory shareholder vote, or so-called "say on pay" proposals.

     - Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco Aim compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan's estimated cost relative to its peer group, Invesco Aim votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability to automatically replenish shares without shareholder approval.

     - Employee stock-purchase plans. Invesco Aim supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

     - Severance agreements. Invesco Aim generally votes in favor of proposals requiring advisory shareholder ratification of executives' severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

CAPITALIZATION

Examples of management proposals related to a company's capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco Aim analyzes the company's stated reasons for the request. Except where the request could adversely affect the fund's ownership stake or voting rights, AIM generally supports a board's decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco Aim's investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV. MERGERS, ACQUISITIONS AND OTHER CORPORATE ACTIONS

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco Aim analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.

V. ANTI-TAKEOVER MEASURES

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco Aim votes to reduce or eliminate such measures. These measures include adopting or renewing "poison pills", requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco Aim generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco Aim supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI. SHAREHOLDER PROPOSALS ON CORPORATE GOVERNANCE

Invesco Aim generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate-governance standards indicate that such additional protections are warranted.

VII. SHAREHOLDER PROPOSALS ON SOCIAL RESPONSIBILITY

The potential costs and economic benefits of shareholder proposals seeking to amend a company's practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco Aim's typical investment horizon. Therefore, Invesco Aim abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.

VIII. ROUTINE BUSINESS MATTERS

Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board's discretion on these items. However, Invesco Aim votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco Aim votes against proposals to conduct other unidentified business at shareholder meetings.

SUMMARY

These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco Aim's decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company's stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco Aim may vote the shares held on a fund-by-fund or account-by-account basis.

EXCEPTIONS

In certain circumstances, Invesco Aim may refrain from voting where the economic cost of voting a company's proxy exceeds any anticipated benefits of that proxy proposal.

SHARE-LENDING PROGRAMS

One reason that some portion of Invesco Aim's position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower's name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company's proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco Aim determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund's full position.

"SHARE-BLOCKING"

Another example of a situation where Invesco Aim may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as "share-blocking." Invesco Aim generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund's or other account's temporary inability to sell the security.

INTERNATIONAL CONSTRAINTS

An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco Aim makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

EXCEPTIONS TO THESE GUIDELINES

Invesco Aim retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds' shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds' shareholders and other account holders, and will promptly inform the funds' Boards of Trustees of such vote and the circumstances surrounding it.

RESOLVING POTENTIAL CONFLICTS OF INTEREST

A potential conflict of interest arises when Invesco Aim votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco Aim's products, or issuers that employ Invesco Aim to manage portions of their retirement plans or treasury accounts. Invesco Aim reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco Aim.

Invesco Aim takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

If a material potential conflict is deemed to exist, Invesco Aim may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco Aim may vote the proxy in accordance with the predetermined Guidelines;
(2) Invesco Aim may engage an independent third party to determine how the proxy should be voted; or (3) Invesco Aim may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco Aim's marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.

On a quarterly basis, the AIM Funds Boards of Trustees review a report from Invesco Aim's Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco Aim maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco Aim's voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.

Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.

Funds of funds. Some AIM Funds offering diversified asset allocation within one investment vehicle own shares in other AIM Funds. A potential conflict of interest could arise if an underlying AIM Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco Aim's asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

POLICIES AND VOTE DISCLOSURE

A copy of these Guidelines and the voting record of each AIM Fund are available on our web site, www.invescoaim.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

FOOTNOTES

(1) AIM Funds not managed by Invesco Aim Advisors, Inc., are governed by the proxy voting policies of their respective sub-advisors. Proxy Voting Guidelines applicable to AIM CHINA FUND, AIM CORE BOND FUND, AIM FLOATING RATE FUND, AIM GLOBAL CORE EQUITY FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL REAL ESTATE FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERNATIONAL CORE EQUITY FUND, AIM INTERNATIONAL TOTAL RETURN FUND, AIM JAPAN FUND, AIM LIBOR ALPHA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SELECT REAL ESTATE INCOME FUND, AIM SHORT TERM BOND FUND, AIM STRUCTURED CORE FUND, AIM STRUCTURED GROWTH FUND, AIM STRUCTURED VALUE FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM U.S. GOVERNMENT FUND are available at our website, http://www.invescoaim.com.

(INVESCO LOGO)

                    Invesco Asset Management Deutschland GmbH

                      Invesco Kapitalanlagegesellschaft mbH

                               PROXY VOTING POLICY

Version: 1.1
Changes to previous Version: Format
Update of Appendix B

(INVESCO LOGO)

                                 GENERAL POLICY

Invesco has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, Invesco may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

Invesco believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

Invesco reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

                              PROXY VOTING POLICIES

VOTING OF PROXIES

Invesco will on a fund by fund basis, decide whether it will vote proxies and if so, for which parts of the portfolio it will voted for. If Invesco decides to vote proxies, it will do so in accordance with the procedures set forth below. If the client retains in writing the right to vote or if Invesco determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith, it will refrain from voting.

BEST ECONOMIC INTERESTS OF CLIENTS

In voting proxies, Invesco will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. Invesco endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, Invesco may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. Invesco typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If Invesco does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client.

ISS SERVICES

Invesco has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote Invesco's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which Invesco has proxy voting responsibility. On an annual basis, Invesco will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of Invesco's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

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Custodians forward proxy materials for clients who rely on Invesco to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If Invesco receives proxy materials in connection with a client's account where the client has, in writing, communicated to Invesco that the client, plan fiduciary or other third party has reserved the right to vote proxies, Invesco will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where Invesco, or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) Invesco decides to override the ISS vote recommendation, the Proxy Voting Committee (PVC) of the International Structured Products Group and the Compliance Officer will review the issue and direct ISS how to vote the proxies as described below.

ISS RECUSAL

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Voting Committee (PVC) of the International Structured Products Group and the Compliance Officer will review the issue and, if Invesco does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where Invesco has a conflict of interest, Invesco, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

OVERRIDE OF ISS RECOMMENDATION

There may be occasions where the Invesco investment personnel or senior officers seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Voting Committee (PVC) of the International Structured Products Group. Upon review of the documentation and consultation with the individual and others as the PVC deems appropriate, the PVC together with the Compliance Officer may make a determination to override the ISS voting recommendation if they determine that it is in the best economic interests of clients.

PROXY VOTING RECORDS

Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information.

                              CONFLICTS OF INTEREST

PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

In order to avoid voting proxies in circumstances where Invesco or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to Invesco includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Voting Committee (PVC) of the International Structured Products Group together with the Compliance Officer shall determine how the proxy is to be voted and instruct accordingly in which case the conflict of interest provisions discussed below shall apply.

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In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between Invesco, as the investment manager, and clients.

For each director, officer and employee of Invesco ("Invesco person"), the interests of Invesco's clients must come first, ahead of the interest of Invesco and any person within the Invesco organization, which includes Invesco's affiliates.

Accordingly, each Invesco person must not put "personal benefit," whether tangible or intangible, before the interests of clients of Invesco or otherwise take advantage of the relationship to Invesco's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of Invesco, as appropriate. It is imperative that each of Invesco's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of Invesco's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if Invesco has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An Invesco person shall not be considered to have a conflict of interest if the Invesco person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Compliance Officer.

The following are examples of situations where a conflict may exist:

     - Business Relationships - where Invesco manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

     - Personal Relationships - where a Invesco person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

     - Familial Relationships - where an Invesco person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that Invesco (or an affiliate) manages assets for a company, its pension plan, or related entity and where clients' funds are invested in that company's shares, it will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the Invesco person to report any real or potential conflict of interest of which such individual has actual knowledge to the Compliance Officer, who shall present any such information to the Head of Continental Europe Compliance. However, once a particular conflict has been reported to the Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, any Invesco person who submits an ISS override recommendation to the Proxy Voting Committee (PVC) of the International Structured Products Group shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, the Proxy Voting Committee (PVC) of the International Structured Products Group must notify Invesco's Compliance Officer with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within Invesco or by an affiliated company's representatives with regard to how Invesco should vote proxies. The Compliance Officer will investigate the allegations and will

(INVESCO LOGO)

report his or her findings to the Invesco Risk Management Committee and to the Head of Continental Europe Compliance. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to,

     (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors,

     (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or

     (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Voting Committee (PVC) of the International Structured Products Group together with the Compliance Officer shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

                           ISS PROXY VOTING GUIDELINES

A copy of ISS's Proxy Voting Guidelines Summary in effect as of the revised date set forth on the title page of this Proxy Voting Policy is attached hereto as Appendix B.

                                INVESCO PERPETUAL
                         POLICY ON CORPORATE GOVERNANCE
                             (Updated February 2008)

1.   INTRODUCTION

     Invesco Perpetual (IP), the trading name of Invesco Asset Management Limited, has adopted a clear and considered policy towards its responsibility as a shareholder. As part of this policy, IP will take steps to satisfy itself about the extent to which the companies in which it invests comply with local recommendations and practices, such as the UK Combined Code issued by the Committee on Corporate Governance and/or the U.S. Department of Labor Interpretive Bulletins.

2.   RESPONSIBLE VOTING

     IP has a responsibility to optimise returns to its clients. As a core part of the investment process, Fund Managers will endeavour to establish a dialogue with management to promote company decision making that is in the best interests of shareholders, and is in accordance with good Corporate Governance principles.

     IP considers that shareholder activism is fundamental to good Corporate Governance. Whilst this does not entail intervening in daily management decisions, it does involve supporting general standards for corporate activity and, where necessary, taking the initiative to ensure those standards are met.

     One important means of putting shareholder responsibility into practice is via the exercising of voting rights. In deciding whether to vote shares, IP will take into account such factors as the likely impact of voting on management activity, and where expressed, the preference of clients. As a result of these two factors, IP will tend to vote on all UK and European shares, but to vote on a more selective basis on other shares. (See Appendix I - Voting on non-UK/European shares)

     IP considers that the voting rights attached to its clients' investments should be actively managed with the same duty of care as that applied to all other aspects of asset administration. As such, voting rights will be exercised on an informed and independent basis, and will not simply be passed back to the company concerned for discretionary voting by the Chairman. In doing this, IP will have in mind three objectives:

     i) To protect the rights of its clients

     ii) To minimise the risk of financial or business impropriety within the companies in which its clients are invested, and

     iii) To protect the long-term value of its clients' investments.

     It is important to note that, when exercising voting rights, a third option of abstention can also be used as a means of expressing dissatisfaction, or lack of support, to a Board on a particular issue. Additionally, in the event of a conflict of interest arising between IP and its clients over a specific issue, IP will either abstain or seek instruction from each client.

     IP will exercise actively the voting rights represented by the shares it manages on behalf of its investors.

     Note: Share Blocking

          Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

3.   VOTING PROCEDURES

     IP will endeavour to keep under regular review with trustees, depositaries and custodians the practical arrangements for circulating company resolutions and notices of meetings and for exercising votes in accordance with standing or special instructions.

     IP will endeavour to review regularly any standing or special instructions on voting and where possible, discuss with company representatives any significant issues.

     IP will take into account the implications of stock lending arrangements where this is relevant (that is, when stock is lent to the extent permitted by local regulations, the voting rights attaching to that stock pass to the borrower). If a stock is on loan and therefore cannot be voted, it will not necessarily be recalled in instances where we would vote with management. Individual IP Fund Managers enter securities lending arrangements at their own discretion and where they believe it is for the potential benefit of their investors.

4.   DIALOGUE WITH COMPANIES

     IP will endeavour, where practicable in accordance with its investment processes, to enter into a dialogue with companies based on the mutual understanding of objectives. This dialogue is likely to include regular meetings with company representatives to explore any concerns about corporate governance where these may impact on the best interests of clients. In discussion with Company Boards and senior non-Executive Directors, IP will endeavour to cover any matters with particular relevance to shareholder value.

     Specifically when considering resolutions put to shareholders, IP will pay attention to the companies' compliance with the relevant local requirements. In addition, when analysing the company's prospects for future profitability and hence returns to shareholders, IP will take many variables into account, including but not limited to, the following:

     -    Nomination and audit committees

     -    Remuneration committee and directors' remuneration

     -    Board balance and structure

     -    Financial reporting principles

     -    Internal control system and annual review of its effectiveness

     -    Dividend and Capital Management policies

5.   NON-ROUTINE RESOLUTIONS AND OTHER TOPICS

     These will be considered on a case-by-case basis and where proposals are put to the vote will require proper explanation and justification by (in most instances) the Board. Examples of such would be all SRI issues (i.e. those with social, environmental or ethical connotations), political donations, and any proposal raised by a shareholder or body of shareholders (typically a pressure group).

     Apart from the three fundamental voting objectives set out under 'Responsible Voting' above, considerations that IP might apply to non-routine proposals will include:

     i) The degree to which the company's stated position on the issue could affect its reputation and/or sales, or leave it vulnerable to boycott or selective purchasing

     ii)  What other companies have done in response to the issue

     iii) Whether implementation would achieve the objectives sought in the proposal

     iv)  Whether the matter is best left to the Board's discretion.

6.   EVALUATION OF COMPANIES' CORPORATE GOVERNANCE ARRANGEMENTS

     IP will, when evaluating companies' governance arrangements, particularly those relating to board structure and composition, give due weight to all relevant factors drawn to their attention.

7.   DISCLOSURE

     On request from clients, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians provided that:

     (i) in IP's discretion, to do so does not conflict with the best interests of other clients and

     (ii) it is understood that IP will not be held accountable for the expression of views within such voting instructions and

     (iii) IP are not giving any assurance nor undertaking any obligation to ensure that such instructions resulted in any votes actually being cast. Records of voting instructions within the immediate preceding 3 months will not normally be provided.

Note: The record of votes will reflect the voting instruction of the relevant
      Fund Manager. This may not be the same as votes actually cast as IP is entirely reliant on third parties complying promptly with such instructions to ensure that such votes are cast correctly. Accordingly, the provision of information relating to an instruction does not mean that a vote was actually cast, just that an instruction was given in accordance with a particular view taken.

                                   APPENDIX I

                        VOTING ON NON-UK/EUROPEAN SHARES

When deciding whether to exercise the voting rights attached to its clients' non-UK/European shares, IP will take into consideration a number of factors. These will include:

     - the likely impact of voting on management activity, versus the cost to the client

     - the portfolio management restrictions (e.g. share blocking) that may result from voting

     -    the preferences, where expressed, of clients

Generally, IP will vote on non-UK/European shares by exception only, except where the client or local regulator expressly requires voting on all shares.

SHARE BLOCKING

Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

                     PROXY POLICY APPLIES TO THE FOLLOWING:
                    INVESCO ASSET MANAGEMENT (JAPAN) LIMITED

                               (Quick Translation)

                    INTERNAL RULES ON PROXY VOTING EXECUTION

(PURPOSE)

ARTICLE 1

INVESCO Asset Management (Japan) Limited (referred to as "INVESCO" thereafter) assumes a fiduciary responsibility to vote proxies in the best interest of its trustors and beneficiaries. In addition, INVESCO acknowledges its responsibility as a fiduciary to vote proxies prudently and solely for the purpose of maximizing the economic values of trustors (investors) and beneficiaries. So that it may fulfill these fiduciary responsibilities to trustors (investors) and beneficiaries, INVESCO has adopted and implemented these internal rules reasonably designed to ensure that the business operations of the company to invest are appropriately conducted in the best interest of shareholders and are always monitored by the shareholders.

(PROXY VOTING POLICY)

ARTICLE 2

INVESCO exercises the voting right in the best interest of its trustors and beneficiaries not in the interests of the third parties. The interests of trustors and beneficiaries are defined as the increase of the value of the enterprise or the expansion of the economic value of the shareholders or to protect these values from the impairment.

(VOTING EXERCISE STRUCTURE)

ARTICLE 3

Please refer to the Article 2 of Proxy Voting basic Policy as per attached.

(PROXY VOTING GUIDELINES)

ARTICLE 4

Please refer to Proxy Voting Guidelines (Attachment 2).

(PROXY VOTING PROCESS)

ARTICLE 5

1. Domestic Equities

     (1) Notification on the shareholder meeting will be delivered to Operations from trustee banks which will be in turn forwarded to the person in charge of equities investment. The instruction shall be handled by Operations.

     (2) The person in charge of equities investment scrutinizes the subjects according to the "Screening Standard" and forward them to the proxy voting committee ("Committee").

     (3) In case of asking for the outside counsel, to forward our proxy voting guidelines ("Guidelines") to them beforehand and obtain their advice

     (4) In either case of 2 or 3, the person in charge shall make proposal to the Committee to ask for their "For", "Against", "Abstention", etc.

     (5) The Committee scrutinizes the respective subjects and approves/disapproves with the quorum of two thirds according to the Guidelines.

     (6) In case where as to the subject which the Committee judges as inappropriate according to the Guidelines and/or the subject which cannot obtain the quorum, the Committee will be held again to discuss the subject.

2. FOREIGN EQUITIES

     (1) As to the voting exercise of the foreign equities, we shall consider the manners and customs of the foreign countries as well as the costs.

     (2) As to the voting process, the above process of the domestic equities shall be accordingly adjusted and applied.

(DISCLOSURE OF INFORMATION)

ARTICLE 6

In case of the request from the customers, we can disclose the content.

(VOTING RECORD)

ARTICLE 7

     The Committee preserves the record of Attachment 1 for one year.

     The administration office is the Investment Division which shall preserve all the related documents of this voting process.

     Operations which handle the instruction shall preserve the instruction documents for 10 years after the termination of the ITM funds or the termination of the investment advisory contracts.

Article 8 and addendum are omitted.

PROXY VOTING BASIC POLICY

1.   Basic Thought on Proxy Voting

          - INVESCO makes efforts to maximize the entrusted assets in terms of fiduciary duties in investing the funds entrusted by the trustors (investors) and the beneficiaries.

          - For the purpose of maximizing the invested assets and the value of the equities, INVESCO always monitors the invested companies to operate appropriately as a shareholder in the best interests of the shareholders.

          - From the above point of view, INVESCO has adopted and implemented this Proxy Voting Basic Policy and Proxy Voting Policy and Procedure to fulfill the proxy voting rights properly.

          - In exercising the proxy voting rights, INVESCO fulfills the voting rights in the benefits of the trustors (investors) and the beneficiaries not in the benefits of the third parties.

2.   Voting Process and Structure

          - INVESCO establishes the Proxy Voting Committee (referred to as "Committee" thereafter) which executes the proxy voting rights.

          - The Committee is composed of the chairman who is designated by Japanese Management Committee (referred to as "J-Mac" thereafter) and the members appointed by the chairman. Persons in charge of Investment Division and Legal & Compliance Division shall be mandatory members.

          - The Committee has been delegated the judgment power to execute the voting right from the J-Mac.

          - The Committee has worked out the subjects according to the pre-determined "Screening Standard" in terms of benefits of the shareholders and executes the voting rights based on the "Proxy Voting Guidelines".

          - The Committee is occasionally taken the advice from the outside parties according to the "Proxy Voting Guidelines".

          - The Committee is held on a monthly basis and the result of the voting execution is to be reported to J-Mac on a monthly basis at least.

3.   Screening Standard

     For the purpose of efficient voting execution, INVESCO implements the following screening criteria. The companies fallen under this screening criteria shall be scrutinized according to "Voting Guidelines".

     (1)  Quantitative Standard

          1) Low profit margin of operational income and recurrent income for certain periods

          2)   Negative Net Assets/Insolvency

          3)   Extremely High Dividend Ratios or Low Dividend Ratios

     (2)  Qualitative Standard

          1) In breach of the substantial laws or anti-social activities for the past one year

          2) Impairment of the interests of the shareholders for the past one year

     (3)  Others

          1) External Auditor's Audit Report with the limited auditor's opinion

          2)   Shareholders' proposals

4.   Proxy Voting Guidelines

(1)  General Subjects

     1)   Any violation of laws and anti-social activities?

     2)   Inappropriate disclosure which impairs the interests of shareholders?

     3)   Enough Business Improvement Efforts?

(2)  Subjects on Financial Statements

          Any reasonable reasons for Interest Appropriation/Loss Disposal?

(3)  Amendments to Articles of Incorporations, etc.

          Any possibility of the limitation to the shareholder's rights?

(4)  Directors/Statutory Auditors

          Appointment of the unqualified person, or inappropriate amount of payment/gifts to the unqualified person?

(5)  Capital Policy/Business Policy

          Unreasonable policy in terms of maximization of the shareholders' interests?

(6)  Others

          1)   Shareholder's Proposals

               Contribution to the increase of the shareholders' economic interests?

          2)   Appointment of Auditor

               Any problem of independency?

Voting Screening Criteria & Decision Making Documents             (Attachment 1)

Company Name:                                                                      Year   Month
-------------                                                                      ----   -----

Screening Criteria/Quantitative Criteria (consolidated or (single))

                                                                                    Yes    No
                                                                                   ----   ---
Consecutive unprofitable settlements for the past 3 years
Consecutive Non dividend payments for the past 3 years
Operational loss for the most recent fiscal year
Negative net assets for the most recent fiscal year
Less than 10% or more than 100% of the dividend ratios for the most recent fiscal year
Screening Criteria/Qualitative Criteria

                                                                                    Yes    No
                                                                                   ----   ---
Substantial breach of the laws/anti-social activities for the past one year
   If Yes, describe the content of the breach of the law/anti-social activities:
Others, especially, any impairment of the value of the shareholders for the past one year
   If Yes, describe the content of the impairment of the value of shareholders:
Others

                                                                                   Yes    No
                                                                                   ----   ---
External Auditor's report with the limited auditor's opinion
Shareholder's proposal

Person in charge of equities investment   Initial   Signature

- If all Nos (RIGHT ARROW) No objection to the agenda of the shareholders' meeting

- If one or more Yes (DOWN ARROW) (Person in charge of equities investment shall fill out the blanks below and forward to the Committee)

Proposal on Voting Execution

Reason for judgment

Chairman   For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature

                                                                  (Attachment 2)

Proxy Voting Guidelines

1.   PURPORT OF GUIDELINES

     Pursuant to Article 2 of Proxy Voting Policy and Procedure, INVESCO has adopted and implemented the following guidelines and hereby scrutinizes and decides the subjects one by one in light of the guidelines.

2.   GUIDELINES

     (1)  General Subjects

          1)   Any violation of laws and anti-social activities?

               - To scrutinize and judge respectively the substantial impact over the company's business operations by the above subjects or the impairment of the shareholders' economic value.

          2) Inappropriate disclosure which impairs the interests of shareholders?

               - To scrutinize and judge respectively the potential impairment of the shareholder's economic value.

          3)   Enough Business Improvement Efforts?

               - Although the continuous extremely unprofitable and the extremely bad performance, the management is in short of business improvement efforts. To scrutinize and judge respectively the cases.

     (2)  Subjects on Financial Statements

          1)   Interest Appropriation Plan

               (1)  Interest Appropriation Plan (Dividends)

                    - To basically approve unless the extremely overpayment or minimum payment of the dividends

               (2) Interest Appropriation Plan (Bonus payment to corporate officers

                    - To basically agree but in case where the extremely unprofitable, for example, the consecutive unprofitable and no dividend payments or it is apparent of the impairment of the shareholder's value, to request to decrease the amount or no bonus payment pay the bonus to the corporate officers without prior assessment.

          2)   Loss Disposal Plan

                  To scrutinize and judge respectively

     (3)  Amendments to Articles of Incorporation, etc.

          1)   Company Name Change/Address Change, etc.

          2)   Change of Purpose/Method of Public Announcement

          3)   Change of Business Operations, etc.

          4)   Change of Stipulations on Shareholders/Shareholders Meeting

          5) Change of Stipulations on Directors/Board of Directors/Statutory Auditors

               - To basically approve however, in case of the possibility of the limitation to the shareholders' rights, to judge respectively

     (4)  Subjects on Corporate Organization

          1)   Composition of Board of Directors Meeting, etc

               - To basically approve the introduction of "Committee Installation Company "or "Substantial Asset Control Institution"

               - To basically approve the introduction of the corporate officer institution. Provided, however, that in case where all directors are concurrent with those committee members and the institutions, to basically disagree. In case of the above introduction, to basically disapprove to the decrease of the board members or adjustment of the remuneration.

          2)   Appointment of Directors

               - To basically disagree in case where the increase of the board members which is deemed to be overstaffed and no explanatory comments on the increase. In case of 21 or more board members, to respectively judge.

               - To basically disagree the re-appointment of the existing directors in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.

               - To basically disagree the re-appointment of the existing directors in case where the scandal of the breach of the laws and the anti-social activities occurred and caused the substantial impact over the business operations during his/her assignment.

          3)   Appointment of Outside Directors

               - To basically agree after the confirmation of its independency based on the information obtained from the possible data sources.

               -    To basically disagree the decrease in number.

               - To basically disagree the job concurrence of the competitors' CEO, COO, CFO or concurrence of the outside directors of 4 or more companies.

               - To basically disagree in case of no-independence of the company

               - To basically disagree the extension of the board of directors' term.

          4)   Appointment of Statutory Auditors

               - To basically disagree the appointment of the candidate who is appointed as a director and a statutory auditor by turns.

               - To basically disagree the re-appointment of the existing directors in case where the scandal of the breach of the laws and the anti-social activities occurred and caused the substantial impact over the business operations during his/her assignment.

          5)   Appointment of Outside Statutory Auditors

               - To basically disagree in case where the outside statutory auditor is not actually the outside auditor (the officer or employee of the parent company, etc.)

               - To basically disagree in case where the reason of the decrease in the number is not clearly described.

               - To basically agree in case where the introduction of the "Statutory Auditor Appointment Committee" which includes plural outside statutory auditors.

     (5)  Officer Remuneration/officer Retirement Allowances

          1)   Officer Remuneration

               - To basically disagree the amendment of the officer remuneration (unless the decrease in amount or no payment) in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.

               - To basically disagree and scrutinize respectively in case where no sufficient explanation of the substantial increase (10% or more per head), or no decrease of the remuneration amount if the number of the officers decrease.

          2)   Officer Retirement Allowance

               -    To basically approve

               - To basically disapprove in case where the payment of the allowance to the outside statutory auditors and the outside directors.

               - To basically disapprove in case where the officer resigned or retired during his/her assignment due to the scandal of the breach of the laws and the anti-social activities.

               - To basically disagree in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.

2.   CAPITAL POLICY/BUSINESS POLICY

          1)   Acquisition of Own shares

               -    To basically approve

               - To basically approve the disposition of the own sharers if the disposition ratio of less than 10% of the total issued shares and the shareholders' equities. In case of 10% or more, to respectively scrutinize.

          2)   Capital Reduction

               - To basically disagree in case where the future growth of the business might be substantially decreased.

          3)   Increase of the authorized capital

               - To basically disagree in case of the substantial increase of the authorized capital taking into consideration the dilution of the voting right (10% or more) and incentive.

          4) Granting of the stock options to Directors, Statutory Auditors and Employees

               -    To basically approve

               - To basically disagree in case where the substantial dilution of the value of the stocks (the potential dilution ration is to increase 5% of the total issued stock number) will occur and accordingly decrease of the shareholders' interests.

               - To basically disagree in case where the exercise price is deviated by 10% or more from the market value as of the fiscal year-end

               - To basically disagree the decrease of the exercise price (re-pricing)

               - To basically disagree in case where the exercise term remains less than 1 year.

               - To basically disagree in case the scope of the option granted objectives (transaction counterparties) is not so closely connected with the better performance.

          5)   Mergers and Acquisitions

               - To basically disagree in case where the terms and conditions are not advantageous and there is no assessment base by the thirdparty.

               - To basically disagree in case where the content of the mergers and acquisitions can not be deemed to be reasonable in comparison with the business strategy.

          6)   Business Transfer/Acceptance

               - To basically disagree in case where the content of the mergers and acquisitions can not be deemed to be reasonable and extremely unprofitable in comparison with the business strategy.

          7)   Capital Increase by the allocation to the thirdparties

               -    To basically analyze on a case by case basis

               - Provided, however, that to basically approve in case where the companies under the financial difficulties executes as the restructuring of the business.

     (7)  Others

          1)   Appointment of Accountant

               -    To basically approve

               -    To basically disapprove on suspicion of its independency.

               - To scrutinize the subjects in case where the decline of the re-appointment due to the conflict of the audit policy.

          2)   Shareholders' proposal

               -    To basically analyze on a case by case basis

               - The basic judgment criterion is the contribution to the increase of the shareholders' value. However, to basically disapprove in case where to maneuver as a method to resolve the specific social and political problems.

                     PROXY POLICY APPLIES TO THE FOLLOWING:
                            INVESCO AUSTRALIA LIMITED

                               PROXY VOTING POLICY

1.   Purpose of this Policy

     INVESCO recognises its fiduciary obligation to act in the best interests of all clients, be they superannuation trustees, institutional clients, unit-holders in managed investment schemes or personal investors. One way INVESCO represents its clients in matters of corporate governance is through the proxy voting process.

     This document sets out INVESCO's policy in relation to proxy voting. It has been approved by the INVESCO Australia Limited Board.

2.   Scope

     This policy applies to all INVESCO portfolios with the following exceptions:

     - "index" or "index like" funds where, due to the nature of the funds, INVESCO will generally abstain from voting;

     - private client or discrete wholesale mandates, where the voting policy has been agreed within the mandate;

     - where investment management of an international fund has been delegated to an overseas AMVESCAP or INVESCO company, proxy voting will rest with that delegated manager.

3.   Policy

     In accordance with industry practices and the IFSA standard on proxy voting, our policy is as follows:

     - INVESCO's overriding principle is that votes will be cast in the best economic interests of investors.

     - INVESCO's intention is to vote on all Australian Company shareholder resolutions however it recognises that in some circumstances it would be inappropriate to vote, or its vote may be immaterial. INVESCO will generally abstain from voting on "routine" company resolutions (eg approval of financial accounts or housekeeping amendments to Articles of Association or Constitution) unless its clients' portfolios in aggregate represent a significant proportion of the shareholdings of the company in question (a significant proportion in this context means 5% or more of the market capitalisation of the company).

     - INVESCO will always vote on the following issues arising in company Annual General Meetings where it has the authority to do so on behalf of clients.

          - contentious issues (eg. issues of perceived national interest, or where there has been extensive press coverage or public comment);

          -    employee and executive share and option schemes;

          -    approval of changes of substantial shareholdings;

          -    mergers or schemes of arrangement; and

          -    approval of major asset sales or purchases.

     - Management agreements or mandates for individually-managed clients will provide direction as to who has responsibility for voting.

     - In the case of existing management agreements which do not contain a provision concerning voting authority or are ambiguous on the subject, INVESCO will not vote until clear instructions have been received from the client.

     - In the case of clients who wish to place special conditions on the delegation of proxy voting powers, INVESCO will endeavour to accommodate those clients' requirements as far as practicable, subject to any administrative obstacles or additional costs that might arise in implementing the conditions.

     - In considering proxy voting issues arising in respect of unit-holders in managed investment schemes, INVESCO will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unit-holders in the scheme as a whole. INVESCO cannot accept instructions from individual unit-holders as to the exercise of proxy voting authority in a particular instance.

     - In order to facilitate its proxy voting process, INVESCO may retain a professional proxy voting service to assist with in-depth proxy research, vote execution, and the necessary record keeping.

4.   Reporting and Disclosure

     A written record will be kept of the voting decision in each case, and of the reasons for each decision (including abstentions).

     INVESCO will disclose on an annual basis, a summary of its proxy voting statistics on its website as required by IFSA standard No. 13 - Proxy Voting.

5.   Conflicts of Interest

     All INVESCO employees are under an obligation to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of clients.

     INVESCO acknowledges that conflicts of interest do arise and where a conflict of interest is considered material, INVESCO will not vote until a resolution has been agreed upon and implemented

                              PROXY POLICY APPLIES
                                TO THE FOLLOWING:
                            INVESCO HONG KONG LIMITED

                            INVESCO HONG KONG LIMITED

                               PROXY VOTING POLICY

                                  8 APRIL 2004

TABLE OF CONTENTS

Introduction                                                                   2
1. Guiding Principles                                                          3
2. Proxy Voting Authority                                                      4
3. Key Proxy Voting Issues                                                     7
4. Internal Admistration and Decision-Making Process                          10
5. Client Reporting                                                           12

INTRODUCTION

          This policy sets out Invesco's approach to proxy voting in the context of our broader portfolio management and client service responsibilities. It applies to Asia related equity portfolios managed by Invesco on behalf of individually-managed clients and pooled fund clients

          Invesco's proxy voting policy is expected to evolve over time to cater for changing circumstances or unforeseen events.

1. GUIDING PRINCIPLES

     1.1 Invesco recognises its fiduciary obligation to act in the best interests of all clients, be they retirement scheme trustees, institutional clients, unitholders in pooled investment vehicles or personal investors. The application of due care and skill in exercising shareholder responsibilities is a key aspect of this fiduciary obligation.

     1.2 The sole objective of Invesco's proxy voting policy is to promote the economic interests of its clients. At no time will Invesco use the shareholding powers exercised in respect of its clients' investments to advance its own commercial interests, to pursue a social or political cause that is unrelated to clients' economic interests, or to favour a particular client or other relationship to the detriment of others.

     1.3 Invesco also recognises the broader chain of accountability that exists in the proper governance of corporations, and the extent and limitations of the shareholder's role in that process. In particular, it is recognised that company management should ordinarily be presumed to be best placed to conduct the commercial affairs of the enterprise concerned, with prime accountability to the enterprise's Board of Directors which is in turn accountable to shareholders and to external regulators and exchanges. The involvement of Invesco as an institutional shareholder will not extend to interference in the proper exercise of Board or management responsibilities, or impede the ability of companies to take the calculated commercial risks which are essential means of adding value for shareholders.

     1.4 The primary aim of the policy is to encourage a culture of performance among investee companies, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is of itself unlikely to promote the maximum economic performance of companies, or to cater for circumstances in which non-compliance with a checklist is appropriate or unavoidable.

     1.5 Invesco considers that proxy voting rights are an asset which should be managed with the same care as any other asset managed on behalf of its clients.

2. PROXY VOTING AUTHORITY

     2.1 An important dimension of Invesco's approach to corporate governance is the exercise of proxy voting authority at the Annual General Meetings or other decision-making forums of companies in which we manage investments on behalf of clients.

     2.2 An initial issue to consider in framing a proxy voting policy is the question of where discretion to exercise voting power should rest - with Invesco as the investment manager, or with each individual client? Under the first alternative, Invesco's role would be both to make voting decisions on clients' behalf and to implement those decisions. Under the second alternative, Invesco would either have no role to play, or its role would be limited solely to implementing voting decisions under instructions from our clients.

     2.3 In addressing this issue, it is necessary to distinguish the different legal structures and fiduciary relationships which exist as between individually-managed clients, who hold investments directly on their own accounts, and pooled fund clients, whose investments are held indirectly under a trust structure.

     2.4   INDIVIDUALLY-MANAGED CLIENTS

     2.4.1 As a matter of general policy, Invesco believes that unless a client's mandate gives specific instructions to the contrary, discretion to exercise votes should normally rest with the investment manager, provided that the discretion is always exercised in the client's interests alone.

     2.4.2 The reason for this position is that Invesco believes that, with its dedicated research resources and ongoing monitoring of companies, an investment manager is usually better placed to identify issues upon which a vote is necessary or desirable. We believe it is also more practical that voting discretion rests with the party that has the authority to buy and sell shares, which is essentially what investment managers have been engaged to do on behalf of their clients.

     2.4.3 In cases where voting authority is delegated by an individually-managed client, Invesco recognises its responsibility to be accountable for the decisions it makes. If a client requires, an appropriate reporting mechanism will be put in place.

     2.4.4 While it is envisaged that the above arrangements will be acceptable in the majority of cases, it is recognised that some individually-managed clients will wish to retain voting authority for themselves, or to place conditions on the circumstances in which it can be exercised by investment managers. In practice, it is believed that this option is generally only likely to arise with relatively large clients such as trustees of major superannuation funds or statutory corporations which have the resources to develop their own policies and to supervise their implementation by investment managers and custodians. In particular, clients who have multiple equity managers and utilise a master custody arrangement may be more likely to consider retaining voting authority in order to ensure consistency of approach across their total portfolio.

     2.4.5 In any event, whatever decision is taken as to where voting authority should lie, Invesco believes that the matter should be explicitly covered by the terms of the investment management agreement and clearly understood by the respective parties.

     2.4.6 Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for individually-managed clients:

           PROXY                         VOTING                        AUTHORITY

           Individually-Managed                                          Clients

           Unless an individually-managed client wishes to retain proxy voting authority, Invesco will assume proxy voting authority by way of delegation from the client, provided that the allocation of proxy voting responsibility is clearly set out in the investment management agreement.

           In the case of clients who wish to place special conditions on the delegation of proxy voting powers, Invesco will endeavour to accommodate those clients' requirements as far as practicable, subject to any administrative obstacles or additional costs that might arise in implementing the conditions.

     2.5   POOLED FUND CLIENTS

     2.5.1 The legal relationship between an investment manager and its pooled fund clients is different in a number of important respects from that applying to individually-managed clients. These differences have a bearing on how proxy voting authority is exercised on behalf of pooled fund clients.

     2.5.2 These legal relationships essentially mean that the manager is required to act solely in the collective interests of unitholders at large rather than as a direct agent or delegate of each unitholder. On the issue of proxy voting, as with all other aspects of our client relationships, Invesco will naturally continue to be receptive to any views and concerns raised by its pooled fund clients. However, the legal relationship that exists means it is not possible for the manager to accept instructions from a particular pooled fund client as to how to exercise proxy voting authority in a particular instance.

     2.5.3 As in the case of individually-managed clients who delegate their proxy voting authority, Invesco's accountability to pooled fund clients in exercising its fiduciary responsibilities is best addressed as part of the manager's broader client relationship and reporting responsibilities.

     2.5.4 Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for pooled fund clients:

           PROXY VOTING AUTHORITY

           Pooled Fund Clients

           In considering proxy voting issues arising in respect of pooled fund shareholdings, Invesco will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unitholders in the pooled fund as a whole.

           Invesco cannot accept instructions from individual unitholders as to the exercise of proxy voting authority in a particular instance.

3. KEY PROXY VOTING ISSUES

     3.1 This section outlines Invesco's intended approach in cases where proxy voting authority is being exercised on clients' behalf.

     3.2 Invesco will vote on all material issues at all company meetings where it has the voting authority and responsibility to do so. We will not announce our voting intentions and the reasons behind them.

     3.3 Invesco applies two underlying principles. First, our interpretation of 'material voting issues' is confined to those issues which affect the value of shares we hold on behalf of clients and the rights of shareholders to an equal voice in influencing the affairs of companies in proportion to their shareholdings. We do not consider it appropriate to use shareholder powers for reasons other than the pursuit of these economic interests. Second, we believe that a critical factor in the development of an optimal corporate governance policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients' portfolios through investment performance and client service.

     3.4 In order to expand upon these principles, Invesco believes it is necessary to consider the role of proxy voting policy in the context of broader portfolio management and administrative issues which apply to our investment management business as a whole. These are discussed as follows.

     3.5   PORTFOLIO MANAGEMENT ISSUES - ACTIVE EQUITY PORTFOLIOS

     3.5.1 While recognising in general terms that issues concerning corporate governance practices can have a significant bearing on the financial performance of companies, the primary criterion for the selection and retention of a particular stock in active equity portfolios remains our judgment that the stock will deliver superior investment performance for our clients, based on our investment themes and market analysis.

     3.5.2 In view of these dynamics, Invesco does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of Invesco's approach to corporate governance is to encourage a culture of performance among the companies in which we manage investments in order to add value to our clients' portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints.

     3.5.3 Nevertheless, Invesco has identified a limited range of issues upon which it will always exercise proxy voting authority - either to register disapproval of management proposals or to demonstrate support for company initiatives through positive use of voting powers. These issues are outlined as follows:

           KEY VOTING ISSUES

           Major Corporate Proposals

           Invesco will always vote on the following issues arising in company General Meetings where it has the authority to do so on behalf of clients.

           - contentious issues (eg. issues of perceived national interest, or where there has

           -    been extensive press coverage or public comment);

           -    approval of changes of substantial shareholdings;

           -    mergers or schemes of arrangement; and

           -    approval of major asset sales or purchases.

           As a general rule, Invesco will vote against any actions that will reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments, unless balanced by reasonable increase in net worth of the shareholding.

           Where appropriate, Invesco will also use voting powers to influence companies to adopt generally accepted best corporate governance practices in areas such as board composition, disclosure policies and the other areas of recommended corporate governance practice.

           Invesco's approach to significant proxy voting issues which fall outside these areas will be addressed on their merits.

     3.6   ADMINISTRATIVE ISSUES

     3.6.1 In addition to the portfolio management issues outlined above, Invesco's proxy voting policy also takes account of administrative and cost implications, together with the size of our holdings as compared to the issue size, involved in the exercise of proxy voting authority on our clients' behalf.

     3.6.2 There are practical constraints to the implementation of proxy voting decisions. Proxy voting is a highly seasonal activity, with most company Annual General Meetings being collapsed into a few months, with short deadlines for the distribution and return of notice papers, multiple resolutions from multiple companies being considered simultaneously, and under a legal system which is essentially dependent upon paper-based communication and record-keeping.

     3.6.3 In addition, for investment managers such as Invesco who do not invest as principals and who consequently do not appear directly on the share registers of companies, all of these communications are channelled through external custodians, among whom there is in turn a considerable variation in the nature and quality of systems to deal with the flow of information.

     3.6.4 While Invesco has the systems in place to efficiently implement proxy voting decisions when required, it can be seen that administrative and cost considerations by necessity play an important role in the application of a responsible proxy voting policy. This is particularly so bearing in mind the extremely limited time period within which voting decisions must often be made and implemented (which can in practice be as little as a few days). This factor also explains why Invesco resists any suggestion that there should be compulsory proxy voting on all issues, as in our view this would only increase the costs to be borne by our clients with very little practical improvement in corporate performance in most cases.

     3.6.5 These administrative constraints are further highlighted by the fact that many issues on which shareholders are in practice asked to vote are routine matters relating to the ongoing administration of the company - eg. approval of financial accounts or housekeeping amendments to Articles of Association. Generally in such cases, we will be in favour of the motion as most companies take seriously their duties and are acting in the best interests of shareholders. However, the actual casting of a "yes" vote on all such resolutions in our view would entail an unreasonable administrative workload and cost.

     3.6.6 Accordingly, Invesco believes that an important consideration in the framing of a proxy voting policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients' investments through portfolio management and client service. The policies outlined below have been prepared on this basis.

           KEY PROXY VOTING ISSUES

           Administrative Constraints

           In view of the administrative constraints and costs involved in the exercise of proxy voting powers, Invesco may (depending on circumstances) not exercise its voting right unless its clients' portfolios in aggregate represent a significant proportion of the shareholdings of the company in question.

           A significant proportion in this context means 5% or more of the market capitalisation of the company.

4. INTERNAL ADMINISTRATION & DECISION-MAKING PROCESS

     4.1 The following diagram illustrates the procedures adopted by Invesco for the administration of proxy voting:

                 -------------
                 |  Company  |
                 -------------
                       |
                       |    Notice Paper
                      \|/
     -------------------------------------------------------------------------------------
     | Custodian | Custodian | Custodian | Custodian | Custodian | Custodian | Custodian |
     |    No. 1  |   No. 2   |   No. 3   |   No. 4   |   No. 5   |   No. 6   |   No. 7   |  (etc)
     -------------------------------------------------------------------------------------
                     |   /|\
Courier / Fax advice |    |   INSTRUCTION OF VOTING
                    \|/   |
           --------------------------/
           |   IAL Settlement Team  |----
           --------------------------\   |
                        |                |
                        |  Memo          |
                       \|/               |
           --------------------------    |
           |     Primary Equity     |    |
           | Investment Manager for |    |   Advise decision
           |     relevant market    |    |   (return email)
           --------------------------    |
                        |                |
                        |  Decision      |
                       \|/               |
           --------------------------/   |
           |          Vote          |--- |
           --------------------------\

     4.2 As shown by the diagram, a central administrative role is performed by our Settlement Team, located within the Client Administration section. The initial role of the Settlement Team is to receive company notice papers via the range of custodians who hold shares on behalf of our clients, to ascertain which client portfolios hold the stock, and to initiate the decision-making process by distributing the company notice papers to the Primary Investment Manager responsible for the company in question.

     4.3 A voting decision on each company resolution (whether a yes or no vote, or a recommended abstention) is made by the Primary Investment Manager responsible for the company in question. Invesco believes that this approach is preferable to the appointment of a committee with responsibility for handling voting issues across all companies, as it takes advantage of the expertise of individuals whose professional lives are occupied by analysing particular companies and sectors, and who are familiar with the issues facing particular companies through their regular company visits.

     4.4 Moreover, the Primary Equity Manager has overall responsibility for the relevant market and this ensures that similar issues which arise in different companies are handled in a consistent way across the relevant market.

     4.5 The voting decision is then documented and passed back to the Settlement Team, who issue the voting instructions to each custodian in advance of the closing date for receipt of proxies by the company. At the same time, the Settlement Team logs all proxy voting activities for record keeping or client reporting purposes.

     4.6 A key task in administering the overall process is the capture and dissemination of data from companies and custodians within a time frame that makes exercising votes feasible in practice. This applies particularly during the company Annual General Meeting "season", when there are typically a large number of proxy voting issues under consideration simultaneously. Invesco has no control over the former dependency and Invesco's ability to influence a custodian's service levels are limited in the case of individually-managed clients, where the custodian is answerable to the client.

     4.7 The following policy commitments are implicit in these administrative and decision-making processes:

           INTERNAL ADMINISTRATION AND DECISION-MAKING PROCESS

           Invesco will consider all resolutions put forward in the Annual General Meetings or other decision-making forums of all companies in which investments are held on behalf of clients, where it has the authority to exercise voting powers. This consideration will occur in the context of our policy on Key Voting Issues outlined in Section 3.

           The voting decision will be made by the Primary Investment Manager responsible for the market in question.

           A written record will be kept of the voting decision in each case, and in case of an opposing vote, the reason/comment for the decision.

           Voting instructions will be issued to custodians as far as practicable in advance of the deadline for receipt of proxies by the company. Invesco will monitor the efficiency with which custodians implement voting instructions on clients' behalf.

           Invesco's ability to exercise proxy voting authority is dependent on timely receipt of notification from the relevant custodians.

5. CLIENT REPORTING

     5.1   Invesco will keep records of its proxy voting activities.

     5.2 Upon client request, Invesco will regularly report back to the client on proxy voting activities for investments owned by the client.

     5.2 The following points summarise Invesco's policy commitments on the reporting of proxy voting activities to clients (other than in cases where specific forms of client reporting are specified in the client's mandate):

           CLIENT REPORTING

           Where proxy voting authority is being exercised on a client's behalf, a statistical summary of voting activity will be provided on request as part of the client's regular quarterly report.

           Invesco will provide more detailed information on particular proxy voting issues in response to requests from clients wherever possible.

                     Proxy policy applies to the following:
                       INVESCO INSTITUTIONAL (N.A.), INC.
                  INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.
                     INVESCO SENIOR SECURED MANAGEMENT, INC.

                                   ----------

                                 (INVESCO LOGO)

                              PROXY VOTING POLICIES

                                       AND

                                   PROCEDURES

                                                                     March, 2009

                                 GENERAL POLICY

     Each of Invesco Institutional (N.A.), Inc. its wholly-owned subsidiaries, and Invesco Global Asset Management (N.A.), Inc. (collectively, "Invesco"), has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, Invesco may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

     Invesco believes that it has a duty to manage clients' assets in the best economic interests of its clients and that the ability to vote proxies is a client asset.

     Invesco reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

                              PROXY VOTING POLICIES

VOTING OF PROXIES

     Invesco will vote client proxies relating to equity securities in accordance with the procedures set forth below unless a non-ERISA client retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) of an ERISA client retains in writing the right to direct the plan trustee or a third party to vote proxies, or Invesco determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith. In addition, due to the distinct nature of proxy voting for interests in fixed income assets and stable value wrap agreements, the proxies for such fixed income assets and stable value wrap agreements will be voted in accordance with the procedures set forth in the "Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements" section below.

BEST ECONOMIC INTERESTS OF CLIENTS

     In voting proxies, Invesco will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. Invesco endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

RISKMETRICS' SERVICES

     Invesco has contracted with RiskMetrics Group ("RiskMetrics," formerly known as ISS), an independent third party service provider, to vote Invesco's clients' proxies according to RiskMetrics' proxy voting recommendations determined by RiskMetrics pursuant to its then-current US Proxy Voting Guidelines, a summary of which can be found at http://www.riskmetrics.com and which are deemed to be incorporated herein. In addition, RiskMetrics will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which Invesco has proxy voting responsibility. On an annual basis, the Proxy Voting Committee will review information obtained from RiskMetrics to ascertain whether RiskMetrics (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interests of Invesco's clients. This may include a review of RiskMetrics' Policies, Procedures and Practices Regarding Potential Conflicts of Interest and obtaining information about the work RiskMetrics does for corporate issuers and the payments RiskMetrics receives from such issuers.

     Custodians forward to RiskMetrics proxy materials for clients who rely on Invesco to vote proxies. RiskMetrics is responsible for exercising the voting rights in accordance with the RiskMetrics proxy voting guidelines. If Invesco receives proxy materials in connection with a client's account where the client has, in writing, communicated to Invesco that the client, plan fiduciary or other third party has reserved the right to vote proxies, Invesco will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where Invesco, or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has engaged RiskMetrics to provide the proxy analyses, vote recommendations and voting of proxies.

     In the event that (i) RiskMetrics recuses itself on a proxy voting matter and makes no recommendation or (ii) Invesco decides to override the RiskMetrics vote recommendation, the Proxy Committee will review the issue and direct RiskMetrics how to vote the proxies as described below.

PROXY VOTING FOR FIXED INCOME ASSETS AND STABLE VALUE WRAP AGREEMENTS

     Some of Invesco's fixed income clients hold interests in preferred stock of companies and some of Invesco's stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request that Invesco's clients vote proxies on particular matters. RiskMetrics does not currently provide proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the investment team responsible for the particular mandate will review the matter and make a recommendation to the Proxy Manager as to how to vote the associated proxy. The Proxy Manager will complete the proxy ballots and send the ballots to the persons or entities identified in the ballots.

PROXY COMMITTEE

     The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate and who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote of those members in attendance at a meeting called for the purpose of determining how to vote a particular proxy. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of Invesco. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

     The Proxy Manager shall call for a meeting of the Proxy Committee (1) when override submissions are made; and (2) in instances when RiskMetrics has recused itself or has not provided a vote recommendation with respect to an equity security. At such meeting, the Proxy Committee shall determine how proxies are to be voted in accordance with the factors set forth in the section entitled "Best Economic Interests of Clients," above.

     The Proxy Committee also is responsible for monitoring adherence to these procedures, evaluating industry trends in proxy voting and engaging in the annual review described in the section entitled "RiskMetrics' Services," above.

RECUSAL BY RISKMETRICS OR FAILURE OF RISKMETRICS TO MAKE A RECOMMENDATION

     When RiskMetrics does not make a recommendation on a proxy voting issue or recuses itself due to a conflict of interest, the Proxy Committee will review the issue and determine whether Invesco has a material conflict of interest as determined pursuant to the policies and procedures outlined in the "Conflicts of Interest" section below. If Invesco determines it does not have a material conflict of interest, Invesco will direct RiskMetrics how to vote the proxies. If Invesco determines it does have a material conflict of interest, the Proxy Committee will follow the policies and procedures set forth in such section.

OVERRIDE OF RISKMETRICS' RECOMMENDATION

     There may be occasions where Invesco investment personnel, senior officers or a member of the Proxy Committee seek to override a RiskMetrics recommendation if they believe that a RiskMetrics recommendation is not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with a RiskMetrics recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the RiskMetrics recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee along with the certification attached as Appendix A hereto. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the RiskMetrics voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed any conflict of interest.

PROXY COMMITTEE MEETINGS

     When a Proxy Committee Meeting is called, whether because of a RiskMetrics recusal or request for override of a RiskMetrics recommendation, the Proxy Committee shall request from the Chief Compliance Officer as to whether any Invesco person has reported a conflict of interest.

     The Proxy Committee shall review the report from the Chief Compliance Officer to determine whether a real or perceived conflict of interest exists, and the minutes of the Proxy Committee shall:

     (1)  describe any real or perceived conflict of interest,

     (2) determine whether such real or perceived conflict of interest is material,

     (3)  discuss any procedure used to address such conflict of interest,

     (4) report any contacts from outside parties (other than routine communications from proxy solicitors), and

     (5) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

     Based on the above review and determinations, the Proxy Committee will direct RiskMetrics how to vote the proxies as provided herein.

CERTAIN PROXY VOTES MAY NOT BE CAST

     In some cases, Invesco may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients, some of which may be related to requirements of having a representative in person attend the proxy meeting. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. Invesco typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. Invesco will not vote if it determines that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of Invesco.

PROXY VOTING RECORDS

     The proxy voting statements and records will be maintained by the Proxy Manager on-site (or accessible via an electronic storage site of RiskMetrics) for the first two (2) years. Copies of the proxy voting statements and records will be maintained for an additional five (5) years by Invesco (or will be accessible via an electronic storage site of RiskMetrics). Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

                              CONFLICTS OF INTEREST

PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

     In order to avoid voting proxies in circumstances where Invesco or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has contracted with RiskMetrics to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by RiskMetrics, each vote recommendation provided by RiskMetrics to Invesco shall include a representation from RiskMetrics that RiskMetrics has no conflict of interest with respect to the vote. In instances where RiskMetrics has recused itself or makes no recommendation on a particular matter, or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly, in which case the conflict of interest provisions discussed below shall apply.

     In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between Invesco, as the investment manager, and Invesco's clients. For each director, officer and employee of Invesco ("Invesco person"), the interests of Invesco's clients must come first, ahead of the interest of Invesco and any Invesco person, including Invesco's affiliates. Accordingly, no Invesco person may put "personal benefit," whether tangible or intangible, before the interests of clients of Invesco or otherwise take advantage of the relationship with Invesco's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of Invesco, as appropriate. It is imperative that each Invesco person avoid any situation that might compromise, or call into question, the exercise of fully independent judgment that is in the interests of Invesco's clients.

     Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if Invesco has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Additional examples of situations where a conflict may exist include:

     - Business Relationships - where Invesco manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

     - Personal Relationships - where an Invesco person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

     - Familial Relationships - where an Invesco person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

     In the event that the Proxy Committee determines that Invesco (or an affiliate) has a material conflict of interest, the Proxy Committee will not take into consideration the relationship giving rise to the conflict of interest and shall, in its sole discretion, either (a) decide to vote the proxies pursuant to RiskMetrics' general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact Invesco's client(s) for direction as to how to vote the proxies.

     In the event an Invesco person has a conflict of interest and has knowledge of such conflict of interest, it is the responsibility of such Invesco person to disclose the conflict to the Chief Compliance Officer. When a Proxy Committee meeting is called, the Chief Compliance Officer will report to the Proxy Committee all real or potential conflicts of interest for the Proxy Committee to review and determine whether such conflict is material. If the Proxy Committee determines that such conflict is material and involves a person involved in the proxy voting process, the Proxy Committee may require such person to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how Invesco should vote such proxy. An Invesco person will not be considered to have a material conflict of interest if the Invesco person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote.

     In order to ensure compliance with these procedures, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any Invesco person who submits a RiskMetrics override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

     In addition, members of the Proxy Committee must notify Invesco's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence exerted by any Invesco person or by an affiliated company's representatives with regard to how Invesco should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the Invesco Risk Management Committee. In the event that it is determined that improper influence was exerted, the Risk Management Committee will determine the appropriate action to take, which actions may include, but are not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and cooperating fully with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interests of clients.

                                                                      APPENDIX A

                        ACKNOWLEDGEMENT AND CERTIFICATION

     I acknowledge that I have read the Invesco Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the Invesco Chief Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.


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                                        Print Name


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              Date                      Signature

                                  PROXY VOTING

 Policy Number: B-6   Effective Date: May 1, 2001   Revision Date: January 2009

                             PURPOSE AND BACKGROUND

In its trusteeship and management of mutual funds, Invesco Trimark acts as fiduciary to the unitholders and must act in their best interests.

                                   APPLICATION

Invesco Trimark will make every effort to exercise all voting rights with respect to securities held in the mutual funds that it manages in Canada or to which it provides sub-advisory services, including a Fund registered under and governed by the US Investment Company Act of 1940, as amended (the "US Funds") (collectively, the "Funds"). Proxies for the funds distributed by Invesco Trimark and managed by an affiliate or a third party (a "Sub-Advisor") will be voted in accordance with the Sub-Advisor's policy, unless the sub-advisory agreement provides otherwise.

The portfolio managers have responsibility for exercising all proxy votes and in doing so, for acting in the best interest of the Fund. Portfolio managers must vote proxies in accordance with the Invesco Trimark Proxy Voting Guidelines (the Guidelines), as amended from time to time, a copy of which is attached to this policy.

When a proxy is voted against the recommendation of the publicly traded company's Board, the portfolio manager will provide to the Chief Investment Officer ("CIO") or designate the reasons in writing for any vote in opposition to management's recommendation.

Invesco Trimark may delegate to a third party the responsibility to vote proxies on behalf of all or certain Funds, in accordance with the Guidelines.

                               RECORDS MANAGEMENT

The Invesco Trimark Investment Operations department will endeavour to ensure that all proxies and notices are received from all issuers on a timely basis, and will maintain for all Funds:

          -    A record of all proxies received;

          -    a record of votes cast;

          - a copy of the reasons for voting against management; and for the US Funds

          -    the documents mentioned above; and

          - a copy of any document created by Invesco Trimark that was material to making a decision how to vote proxies on behalf of a U.S. Fund and that memorializes the basis of that decision.

Invesco Trimark has a dedicated person ( "Administrator") who manages all proxy voting materials. Proxy voting circulars for all companies are received electronically through an external service provider. Circulars for North American companies and ADRs are generally also received in paper format.

Once a circular is received, the Administrator verifies that all shares and Funds affected are correctly listed. The Administrator then gives a copy of the proxy ballot to each affected portfolio manager and maintains a tracking list to ensure that all proxies are voted within the prescribed deadlines.

Once voting information has been received from the portfolio managers, voting instructions are sent electronically to the service provider who then forwards the instructions to the appropriate proxy voting agent or transfer agent. The external service provider retains on behalf of Invesco Trimark a record of the votes cast and agrees to provide Invesco Trimark with a copy of proxy records promptly upon request.

The service provider must make all documents available to Invesco Trimark for a period of 7 years.

In the event that Invesco Trimark ceases to use an external service provider, all documents would be maintained and preserved in an easily accessible place i) for a period of 2 years where Invesco Trimark carries on business in Canada and
ii) for a period of 5 years thereafter at the same location or at any other location.

REPORTING

The CIO will report on proxy voting to the Fund Boards on an annual basis with respect to all funds managed in Canada or distributed by Invesco Trimark and managed by a Sub-Advisor. The CIO will report on proxy voting to the Board of Directors of the US Funds as required from time to time.

In accordance with National Instrument 81-106 (NI 81-106), proxy voting records for all Canadian mutual funds for years ending June 30th are posted on Invesco Trimark's website no later than August 31st of each year.

The Invesco Trimark Compliance department will review the proxy voting records held by Invesco Trimark on an annual basis to confirm that proxy voting records are posted by the August 31st deadline under NI 81-106. A summary of the review will be retained onsite for 2 years and thereafter offsite for 5 years with a designated records maintenance firm.

                                 INVESCO TRIMARK

                             PROXY VOTING GUIDELINES

PURPOSE

The purpose of this document is to describe Invesco Trimark's general guidelines for voting proxies received from companies held in Invesco Trimark's Toronto-based funds. Proxy voting for the funds managed on behalf of Invesco Trimark on a sub-advised basis (i.e. by other Invesco business units or on a third party basis) are subject to the proxy voting policies & procedures of those other entities. As part of its regular due diligence, Invesco Trimark will review the proxy voting policies & procedures of any new sub-advisors to ensure that they are appropriate in the circumstances.

INTRODUCTION

Invesco Trimark has the fiduciary obligation to ensure that the long-term economic best interest of unitholders is the key consideration when voting proxies of portfolio companies.

The default is to vote with the recommendation of the publicly traded company's Board.

As a general rule, Invesco Trimark shall vote against any actions that would:

          -    reduce the rights or options of shareholders,

          - reduce shareholder influence over the board of directors and management,

          - reduce the alignment of interests between management and shareholders, or

          -    reduce the value of shareholders' investments.

At the same time, since Invesco Trimark's Toronto-based portfolio managers follow an investment discipline that includes investing in companies that are believed to have strong management teams, the portfolio managers will generally support the management of companies in which they invest, and will accord proper weight to the positions of a company's board of directors. Therefore, in most circumstances, votes will be cast in accordance with the recommendations of the company's board of directors.

While Invesco Trimark's proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances (including country specific considerations), and retain the right to vote proxies as deemed appropriate.

These guidelines may be amended from time to time.

CONFLICTS OF INTEREST

When voting proxies, Invesco Trimark's portfolio managers assess whether there are material conflicts of interest between Invesco Trimark's interests and those of unitholders. A potential conflict of interest situation may include where Invesco Trimark or an affiliate manages assets for, provides other financial services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote in favour of management of the company may harm Invesco Trimark's relationship with the company. In all situations, the portfolio managers will not take Invesco Trimark's relationship with the company into account, and will vote the proxies in the best interest of the unitholders. To the extent that a portfolio manager has any personal conflict of interest with respect to a company or an issue presented, that portfolio manager should abstain from voting on that company or issue. Portfolio managers are required to report to the CIO any such conflicts of interest and/or attempts by outside parties to improperly influence the voting process. The CIO will report any conflicts of interest to the Trading Committee and the Independent Review Committee on an annual basis.

I BOARDS OF DIRECTORS

We believe that a board that has at least a majority of independent directors is integral to good corporate governance. Unless there are restrictions specific to a company's home jurisdiction, key board committees, including audit and compensation committees, should be completely independent.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes in an uncontested election of directors are evaluated on a CASE-BY-CASE BASIS, considering factors that may include:

          -    Long-term company performance relative to a market index,

          -    Composition of the board and key board committees,

          -    Nominee's attendance at board meetings,

          - Nominee's time commitments as a result of serving on other company boards,

          -    Nominee's investments in the company,

          -    Whether the chairman is also serving as CEO, and

          -    Whether a retired CEO sits on the board.

VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE BASIS, considering factors that may include:

          - Long-term financial performance of the target company relative to its industry,

          -    Management's track record,

          -    Background to the proxy contest,

          -    Qualifications of director nominees (both slates),

          - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

          -    Stock ownership positions.

MAJORITY THRESHOLD VOTING FOR DIRECTOR ELECTIONS

We will generally vote for proposals that require directors to be elected with an affirmative majority of votes cast unless the relevant portfolio manager believes that the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate and timely response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

REIMBURSEMENT OF PROXY SOLICITATION EXPENSES

Decisions to provide reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE BASIS.

SEPARATING CHAIRMAN AND CEO

Shareholder proposals to separate the chairman and CEO positions should be evaluated on a CASE-BY-CASE BASIS.

While we generally support these proposals, some companies have governance structures in place that can satisfactorily counterbalance a combined position. Voting decisions will take into account factors such as:

          - Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties;

          -    Majority of independent directors;

          -    All-independent key committees;

          -    Committee chairpersons nominated by the independent directors;

          - CEO performance is reviewed annually by a committee of outside directors; and

          -    Established governance guidelines.

MAJORITY OF INDEPENDENT DIRECTORS

While we generally support shareholder proposals asking that a majority of directors be independent, each proposal should be evaluated on a case-by-case basis.

We generally vote for shareholder proposals that request that the board's audit, compensation, and/or nominating committees be composed exclusively of independent directors.

STOCK OWNERSHIP REQUIREMENTS

We believe that individual directors should be appropriately compensated and motivated to act in the best interests of shareholders. Share ownership by directors better aligns their interests with those of other shareholders. Therefore, we believe that meaningful share ownership by directors is in the best interest of the company.

We generally vote for proposals that require a certain percentage of a director's compensation to be in the form of common stock.

SIZE OF BOARDS OF DIRECTORS

We believe that the number of directors is important to ensuring the board's effectiveness in maximizing long-term shareholder value. The board must be large enough to allow it to adequately discharge its responsibilities, without being so large that it becomes cumbersome.

While we will prefer a board of no fewer than 5 and no more than16 members, each situation will be considered on a case-by-case basis taking into consideration the specific company circumstances.

CLASSIFIED OR STAGGERED BOARDS

In a classified or staggered board, directors are typically elected in two or more "classes", serving terms greater than one year.

We prefer the annual election of all directors and will generally NOT SUPPORT proposals that provide for staggered terms for board members. We recognize that there may be jurisdictions where staggered terms for board members is common practice and, in such situations, we will review the proposals on a CASE-BY-CASE basis.

DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION

We recognize that many individuals may be reluctant to serve as corporate directors if they were to be personally liable for all lawsuits and legal costs. As a result, limitations on directors' liability can benefit the corporation and its shareholders by helping to attract and retain qualified directors while providing recourse to shareholders on areas of misconduct by directors.

We generally vote for proposals that limit directors' liability and provide indemnification as long as the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the corporation and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

II AUDITORS

A strong audit process is a requirement for good corporate governance. A significant aspect of the audit process is a strong relationship with a knowledgeable and independent set of auditors.

RATIFICATION OF AUDITORS

We believe a company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence.

We generally vote for the reappointment of the company's auditors unless:

          - It is not clear that the auditors will be able to fulfill their function;

          - There is reason to believe the auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

          - The auditors have a significant professional or personal relationship with the issuer that compromises their independence.

DISCLOSURE OF AUDIT VS. NON-AUDIT FEES

Understanding the fees earned by the auditors is important for assessing auditor independence. Our support for the re-appointment of the auditors will take into consideration whether the management information circular contains adequate disclosure about the amount and nature of audit vs. non-audit fees.

There may be certain jurisdictions that do not currently require disclosure of audit vs. non-audit fees. In these circumstances, we will generally support proposals that call for this disclosure.

III COMPENSATION PROGRAMS

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider each compensation plan in its entirety (including all incentives, awards and other compensation) to determine if the plan provides the right incentives to managers and directors and is reasonable on the whole.

While we generally encourage companies to provide more transparent disclosure related to their compensation programs, the following are specific guidelines dealing with some of the more common features of these programs (features not specifically itemized below will be considered on a CASE-BY-CASE basis taking into consideration the general principles described above):

CASH COMPENSATION AND SEVERANCE PACKAGES

We will generally SUPPORT the board's discretion to determine and grant appropriate cash compensation and severance packages.

EQUITY BASED PLANS - DILUTION

We will generally vote AGAINST equity-based plans where the total dilution (including all equity-based plans) is excessive. The CIO will require a written explanation any time a portfolio manager votes against an equity-based plans.

EMPLOYEE STOCK PURCHASE PLANS

We will generally vote FOR the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value. It is recognized that country specific circumstances may exist (e.g. tax issues) that require proposals to be reviewed on a CASE-BY-CASE basis.

LOANS TO EMPLOYEES

We will vote against the corporation making loans to employees to allow employees to pay for stock or stock options. It is recognized that country specific circumstances may exist that require proposals to be reviewed on a CASE-BY-CASE basis.

STOCK OPTION PLANS - BOARD DISCRETION

We will vote AGAINST stock option plans that give the board broad discretion in setting the terms and conditions of the programs. Such programs should be submitted with detail and be reasonable in the circumstances regarding their cost, scope, frequency and schedule for exercising the options.

STOCK OPTION PLANS - INAPPROPRIATE FEATURES

We will generally vote against plans that have any of the following structural features:

          - ability to re-price "underwater" options without shareholder approval,

          - ability to issue options with an exercise price below the stock's current market price,

          -    ability to issue "reload" options, or

          -    automatic share replenishment ("evergreen") features.

STOCK OPTION PLANS - DIRECTOR ELIGIBILITY

While we prefer stock ownership by directors, we will SUPPORT stock option plans for directors as long as the terms and conditions of director options are clearly defined

STOCK OPTION PLANS - REPRICING

We will vote FOR proposals to re-price options if there is a value-for-value (rather than a share-for-share) exchange.

STOCK OPTION PLANS - VESTING

We will vote AGAINST stock option plans that are 100% vested when granted.

STOCK OPTION PLANS - AUTHORIZED ALLOCATIONS

We will generally vote AGAINST stock option plans that authorize allocation of 25% or more of the available options to any one individual.

STOCK OPTION PLANS - CHANGE IN CONTROL PROVISIONS

We will vote AGAINST stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares.

IV CORPORATE MATTERS

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers & acquisitions on a case-by-case basis, taking into consideration the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

COMMON STOCK AUTHORIZATION

We will review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.

DUAL CLASS SHARE STRUCTURES

Dual class share structures involve a second class of common stock with either superior or inferior voting rights to those of another class of stock.

We will generally vote AGAINST proposals to create or extend dual class share structures where certain stockholders have superior or inferior voting rights to another class of stock.

STOCK SPLITS

We will vote FOR proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS

We will vote FOR management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

SHARE REPURCHASE PROGRAMS

We will vote AGAINST proposals to institute open-market share repurchase plans if all shareholders do not participate on an equal basis.

REINCORPORATION

Reincorporation involves re-establishing the company in a different legal jurisdiction.

We will generally vote FOR proposals to reincorporate the company provided that the board and management have demonstrated sound financial or business reasons for the move. Proposals to reincorporate will NOT BE SUPPORTED if solely as part of an anti-takeover defense or as a way to limit directors' liability.

MERGERS & ACQUISITIONS

We will vote FOR merger & acquisition proposals that the relevant portfolio managers believe, based on their review of the materials:

          -    will result in financial and operating benefits,

          -    have a fair offer price,

          -    have favourable prospects for the combined companies, and

          - will not have a negative impact on corporate governance or shareholder rights.

V SOCIAL RESPONSIBILITY

We recognize that to effectively manage a corporation, directors and management must consider not only the interests of shareholders, but the interests of employees, customers, suppliers, and creditors, among others.

We believe that companies and their boards must give careful consideration to social responsibility issues in order to enhance long-term shareholder value.

We SUPPORT efforts by companies to develop policies and practices that consider social responsibility issues related to their businesses.

VI SHAREHOLDER PROPOSALS

Shareholder proposals can be extremely complex, and the impact on the interests of all stakeholders can rarely be anticipated with a high degree of confidence. As a result, shareholder proposals will be reviewed on a CASE-BY-CASE basis with consideration of factors such as:

          - the proposal's impact on the company's short-term and long-term share value,

          -    its effect on the company's reputation,

          -    the economic effect of the proposal,

          -    industry and regional norms applicable to the company,

          -    the company's overall corporate governance provisions, and

          -    the reasonableness of the request.

We will generally SUPPORT shareholder proposals that require additional disclosure regarding corporate responsibility issues where the relevant portfolio manager believes:

          - the company has failed to adequately address these issues with shareholders,

          - there is information to suggest that a company follows procedures that are not in compliance with applicable regulations, or

          - the company fails to provide a level of disclosure that is comparable to industry peers or generally accepted standards.

We will generally NOT SUPPORT shareholder proposals that place arbitrary or artificial constraints on the board, management or the company.

ORDINARY BUSINESS PRACTICES

We will generally SUPPORT the board's discretion regarding shareholder proposals that involve ordinary business practices.

PROTECTION OF SHAREHOLDER RIGHTS

We will generally vote FOR shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

BARRIERS TO SHAREHOLDER ACTION

We will generally vote FOR proposals to lower barriers to shareholder action.

SHAREHOLDER RIGHTS PLANS

We will generally vote FOR proposals to subject shareholder rights plans to a shareholder vote.

VII OTHER

We will vote AGAINST any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

We will vote AGAINST any proposals to authorize the company to conduct any other business that is not described in the proxy statement (including the authority to approve any further amendments to an otherwise approved resolution)

                                   APPENDIX F

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

     A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

     All information listed below is as of September 14, 2009.

AIM BALANCED-RISK RETIREMENT NOW FUND

                                    CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y   INSTITUTIONAL
                                    SHARES      SHARES      SHARES      SHARES      SHARES*    CLASS SHARES
                                  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                    RECORD      RECORD      RECORD      RECORD      RECORD       RECORD
-------------------               ----------  ----------  ----------  ----------  ----------  -------------
AIM Advisors, Inc. (1)                --        12.39%      21.53%      15.39%      59.82%       100.00%
Attn: Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283

American Enterprise Investment       6.53%       5.18%         --          --          --            --
SVCS
P.O. Box 9446
Minneapolis, MN 55474-0001

CC Jensen Inc.                         --          --          --        8.80%         --            --
401 (K) Plan
Knud E Hansen Trustee
1555 Senoia Road, Suite A
Tyrone, GA 30290-1682

INTC                                   --          --          --          --       40.18%           --
Karin S Noack
12027 Meadowdale Dr
Meadows Place, TX 77477-1511

INTC CUST IRA                        6.62%         --          --          --          --            --
Ronald O Harding
2008 Berry Roberts Dr.
Sun City Ctr., FL 33573-6104

----------
(1)  Owned of record and beneficially

                                    CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y   INSTITUTIONAL
                                    SHARES      SHARES      SHARES      SHARES      SHARES*    CLASS SHARES
                                  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                    RECORD      RECORD      RECORD      RECORD      RECORD       RECORD
-------------------               ----------  ----------  ----------  ----------  ----------  -------------
Mark Zacher Construction               --           --       5.49%        --          --            --
Mark Zacher
17 Windswept Waters
Kimberling Cy, MO. 65686

Merrill Lynch Pierce Fenner &          --           --       8.93%        --          --            --
Smith
FBO The Sole Benefit of
Customers
ATTN: Fund Administration
4800 Deer Lake Sr East 2nd
Floor
Jacksonville, FL 32246-6484

NFS LLC FBO                          5.98%          --         --         --          --            --
Prudential Bank & Trust
FSB IRA R/O
FBO Jonnie Faye Williams
7858 E. Independence St.
Tulsa, OK 74115-6918

Pershing LLC                           --           --      44.65%        --          --            --
1 Pershing Plz
Jersey City, NJ 07399-0001

RBC Capital Markets Corp FBO           --           --       6.88%        --          --            --
Jones Pharmacy Inc
C/O Thomas Jones
PO Box 820
Chariton, IA 50049-0820

Raymond James & Assoc. Inc.            --        33.24%        --         --          --            --
CSDN
FBO David P. Darsney IRA R/O
1815 N. SCOTT ST.
Wilmington, DE 19806-2317

Raymond James & Assoc Inc. CSDN        --         6.90%        --         --          --            --
FBO Glennard E Frederick
IRA R/O
144 Littleton Rd
Harvard, MA 01451-1426

Raymond James & Assoc Inc. CSDN        --         7.46%        --         --          --            --
FBO Stephen F. Lumley
IRA R/O
4 Iroquois Ave.
Andover, MA 01810-5508

                                    CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y   INSTITUTIONAL
                                    SHARES      SHARES      SHARES      SHARES      SHARES*    CLASS SHARES
                                  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                    RECORD      RECORD      RECORD      RECORD      RECORD       RECORD
-------------------               ----------  ----------  ----------  ----------  ----------  -------------
Ridge Clearing & Outsourcing           --        8.71%        --           --         --            --
FBO
2 Journal SQ Plaza
Jersey City, NJ 07306-4001

State Street Bank &                 15.74%         --         --        53.79%        --            --
Trust Co
FBO ADP/MSDW Alliance
Attn
Westwood, MA 02090

Sysmove Inc                            --         --          --         8.20%         --           --
401(k) Plan
Jeffrey C. Jones Trustee
1104 Beverly Dr
Richmond, VA 23229-5822

*    Class Y Shares commenced operations on October 3, (2008)

AIM BALANCED-RISK RETIREMENT 2010 FUND

                                    CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y   INSTITUTIONAL
                                    SHARES      SHARES      SHARES      SHARES      SHARES*    CLASS SHARES
                                  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                    RECORD      RECORD      RECORD      RECORD      RECORD       RECORD
-------------------               ----------  ----------  ----------  ----------  ----------  -------------
AIM Advisors, Inc. (1)                 --          --          --          --       12.51%       100.00%
Attn: Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283

Alice Southern Equipment               --          --          --        7.05%         --            --
Service I
401 (K) Plan
Ivan Shay Pierce JR
Trustee 103 Leigh St.
Alice, TX 78332-9709

Consolidated Radiology Complex       6.56%         --          --          --          --            --
CSP Defined
Benefit Pension Plan
Def Benefit Plan
Ave Gautier Benitez #202
Suite 004
Caguas, PR 00725

----------
(1)  Owned of record and beneficially

                                    CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y   INSTITUTIONAL
                                    SHARES      SHARES      SHARES      SHARES      SHARES*    CLASS SHARES
                                  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                    RECORD      RECORD      RECORD      RECORD      RECORD       RECORD
-------------------               ----------  ----------  ----------  ----------  ----------  -------------
First Clearing, LCC                    --        6.91%         --          --          --            --
Special Custody Acct For
The Exclusive Benefit of Customer
2801 Market St
Saint Louis, MO 63103-2523

Honohan Consulting LLC                 --          --        9.52%         --          --            --
Thomas Honohan
11 Glendale Rd
Madison, NJ 07940-1408

INTC                                   --        5.54%         --          --          --            --
Hoffmann Constr of Murray
County
Edward J Hoffman
2851 Juniper Ave
Slayton, MN 56172-1439

INTC Cust IRA FBO                      --          --          --          --       37.97%           --
Mark Henry Ramsey
4864 Evergreen St
Orange, TX 77630-8923

INTC Cust IRA                          --        5.21%         --          --          --            --
FBO Beth E Sheehan
7 Lilac Ct
Walpole, Ma 02081-3610

INTC Cust IRA R/O                      --        5.20%         --          --          --            --
FBO Charmaine Calvino
13002 S Avenue O
Chicago, IL 60633-1310

INTC Cust Roth IRA FBO                 --          --          --          --       23.43%           --
Richard Charles Rucker
1335 Beaver Bend Rd
Houston, TX 77088-2020

INTC Cust Roth IRA FBO                 --          --          --          --       23.43%           --
Mary Ann Rucker
1335 Beaver Bend Rd
Houston, TX 77088-2020

INTC Cust SEP IRA                      --        8.97%         --          --          --            --
Arkady Romm LLC FBO
Arkady Romm
17 Charles Ln.
Cherry Hill, NJ 08003-1415

                                    CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y   INSTITUTIONAL
                                    SHARES      SHARES      SHARES      SHARES      SHARES*    CLASS SHARES
                                  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                    RECORD      RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------   ----------  ----------  ----------  ----------  ----------  -------------
INTC GPI Corporation                    --       5.69%        --           --         --            --
MaryAnn P Schmidt
7206 Wall St.
Schofield, WI 54476-4828

LPL Financial Services                  --                  7.36%          --         --            --
9785 Towne Centre Dr
San Diego, CA 92121-1968

Merrill Lynch Pierce Fenner &        18.84%        --         --        12.44%        --            --
Smith
FBO The Sole Benefit of
Customers
ATTN Fund Administration
4800 Deer Lake Sr East
2nd Floor
Jacksonville, FL 32246-6484

MG Trusctco TTEE                        --         --         --        17.06%        --            --
R A Hair EM 401K Pl
700 17th Street, Suite 300
Denver, CO 80202-3531

MG Trust Company CUST FBO               --         --         --        32.40%        --            --
Michael G Behnan RETPLAN
700 17th Street, Suite 300
Denver, CO 80202-3531

MG Trust Company CUST                   --         --         --         5.89%        --            --
FBO USFALCON Inc 401K PL
700 17th Street, Suite 300
Denver, CO 80202-3531

Pershing LLC                            --       7.35%      6.07%          --         --            --
1 Pershing Plz
Jersey City, New Jersey
07399-0001

Raymond James & Assoc Inc. CSDN         --      10.88%        --           --         --            --
FBO Cheryl Bosse Watson IRA
456 N. Broadway
Haverhill, MA  01832-1220

                                    CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y   INSTITUTIONAL
                                    SHARES      SHARES      SHARES      SHARES      SHARES*    CLASS SHARES
                                  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                    RECORD      RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------   ----------  ----------  ----------  ----------  ----------  -------------
Software Sciences Group Inc             --         --       9.82%          --         --            --
401(k) Plan
William A Wolfe Trustee
1919 Woodfield Dr
Jamison, PA 18929-1442

State Street Bank & Trust Co         17.08%        --         --         5.72%        --            --
FBO ADP/MSDW Alliance
Attn
Westwood MA 02090

UMB Bank NA Cust FBO                   --        6.19%        --           --         --            --
Greencastle-Antrim SD 403B
FBO Thomas M. Dracz
8867 Larry Dr.
Greencastle, PA 17225-9714

Wells Fargo Investments LLC            --          --       6.28%          --         --            --
625 Marquette Ave.
S 13th Floor
Minneapolis, MN
55402-2308

*    Class Y Shares commenced operations on October 3, 2008

AIM BALANCED-RISK RETIREMENT 2020 FUND

                                    CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y   INSTITUTIONAL
                                    SHARES      SHARES      SHARES      SHARES      SHARES*    CLASS SHARES
                                  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                    RECORD      RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------   ----------  ----------  ----------  ----------  ----------  -------------
AIM Advisors, Inc. (9)                  --         --         --           --      73.18%       100.00%
Attn: Corporate Controller
1360 Peachtree St NE
Atlanta, GA 30309-3283

----------
(1)  Owned of record and beneficially

                                    CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y   INSTITUTIONAL
                                    SHARES      SHARES      SHARES      SHARES      SHARES*    CLASS SHARES
                                  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                    RECORD      RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------   ----------  ----------  ----------  ----------  ----------  -------------
First Clearing, LLC                     --         --       7.17%          --         --            --
Special Custody Acct For The
Exclusive Benefit of Customer
2801 Market St
Saint Louis, MO 63103-2523

INTC                                    --       5.89%        --           --         --            --
Munro Furniture
Douglass Kenneth Munro
154 So Valley View Pl
Anaheim, CA 92807-3516

INTC Cust IRA R/O                       --         --         --           --      26.82%           --
FBO Victoria L Brown
1 Lily Ct
Yorktown Hts, NY 10598-2533

Jay J Dennis MD PA                      --         --         --         6.40%        --            --
401(k) Plan
Karen Dennis Trustee
4550 N Hills Dr
Hollywood FL 33021-1703

Meredith Shearer Associates             --         --         --         9.07%        --            --
LLC
401(K) Plan
Meredith Shearer Trustee
4799 Olde Town Pkwy Ste 100
Marietta, GA 30068-4399

Merrill Lynch Security                 --          --      12.12%          --         --            --
4800 Deer Lake Dr E
Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner &           --         --         --         9.28%        --            --
Smith
FBO The Sole Benefit of
Customers
ATTN Fund Administration
4800 Deer Lake Sr East
2nd Floor
Jacksonville, FL 32246-6484

                                    CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y   INSTITUTIONAL
                                    SHARES      SHARES      SHARES      SHARES      SHARES*    CLASS SHARES
                                  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                    RECORD      RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------   ----------  ----------  ----------  ----------  ----------  -------------
MG Trustco TTEE                         --         --          --       15.14%        --            --
R A Hair Em 401K Pl
700 17th Street Suite 300
Denver, CO 80202-3531

MG Trust Company CUST FBO               --         --          --       15.91%        --            --
USFALCON Inc 401K PL
700 17th Street, Suite 300
Denver, CO 80202-3531

Pershing LLC                          5.84%      6.33%        --           --         --            --
1 Pershing Plz
Jersey City, New Jersey
07399-0001

State Street Bank & Trust Co         24.59%        --         --        23.78%        --            --
FBO ADP/MSDW Alliance
Attn
Westwood MA 02090

UMB Bank NA Cust FBO                    --       5.59%        --           --         --            --
Bethlehem Area SF 403B
FBO Deborah I Haas
541 Chelsea LN
Allentown, PA 18104-4412

*    Class Y Shares commenced operations on October 3, (2008)

AIM BALANCED-RISK RETIREMENT 2030 FUND

                                    CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y   INSTITUTIONAL
                                    SHARES      SHARES      SHARES      SHARES      SHARES*    CLASS SHARES
                                  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                    RECORD      RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------   ----------  ----------  ----------  ----------  ----------  -------------

AIM Advisors, Inc. (1)                  --         --         --           --      15.65%       100.00%
Attn:  Corporate Controller
1360 Peachtree St. NE
Atlanta, GA  30309-3283

----------
(1)  Owned of record and beneficially

                                   CLASS A      CLASS B     CLASS C     CLASS R     CLASS Y   INSTITUTIONAL
                                    SHARES      SHARES      SHARES      SHARES      SHARES*   CLASS SHARES
                                  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                    RECORD      RECORD      RECORD      RECORD      RECORD        RECORD
-------------------               ----------  ----------  ----------  ----------  ----------  -------------
Alice Southern Equipment              --           --          --       15.35%         --            --
Serivce I
401 (K) Plan
Ivan Shay Pierce Jr Trustee
103 Leigh St
Alice, TX 78332-9709

David A Maggi                         --           --          --          --       13.67%           --
2006 Mason St
Houston, TX 77006-2106

INTC Cust IRA R/O                     --           --          --          --       70.68%           --
FBO Kevin R Moulton
3515 Oakwood Ave
Charlotte, NC 28205-1229

Merrill Lynch Pierce Fenner &         --           --       18.50%     17.93%          --            --
Smith
FBO The Sole Benefit of
Customers
ATTN: Fund Administration
4800 Deer Lake Sr East 2nd
Floor
Jacksonville, FL 32246-6484

MG Trustco TTEE                       --           --          --       12.28%         --            --
R A Hair Em 401K Pl
700 17th Street Suite 300
Denver, CO 80202-3531

MG Trustco CUST FBO                   --           --          --        5.91%         --            --
Soloman Friedman
Advertising 401(k) P
700 17th Street Suite 300
Denver, CO 80202-3531

MG Trust Company CUST                 --           --          --        8.23%         --            --
FBO USFALCON Inc 401K PL
700 17th Street, Suite 300
Denver, CO 80202-3531

Pershing LLC                          --           --        5.31%         --          --            --
1 Pershing Plz
Jersey City, NJ 07399-0001

State Street Bank &                 29.85%         --          --       11.15%         --            --
Trust Co
FBO ADP/MSDW Alliance
Attn
Westwood MA 02090

                                   CLASS A      CLASS B     CLASS C     CLASS R     CLASS Y   INSTITUTIONAL
                                    SHARES      SHARES      SHARES      SHARES      SHARES*   CLASS SHARES
                                  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                    RECORD      RECORD      RECORD      RECORD      RECORD        RECORD
-------------------               ----------  ----------  ----------  ----------  ----------  -------------
Steven Amato DDS                      --         7.85%         --          --          --            --
Steven Amato
526 Candlelight Ct
Manitowoc, WI 54220-8744

*    Class Y Shares commenced operations on October 3, (2008)

AIM BALANCED-RISK RETIREMENT 2040 FUND

                                   CLASS A      CLASS B     CLASS C     CLASS R     CLASS Y   INSTITUTIONAL
                                    SHARES      SHARES      SHARES      SHARES      SHARES*   CLASS SHARES
                                  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                    RECORD      RECORD      RECORD      RECORD      RECORD        RECORD
-------------------               ----------  ----------  ----------  ----------  ----------  -------------
AIM Advisors, Inc. (1)                --           --          --          --        12.40%      100.00
Attn: Corporate Controller
1360 Peachtree St. NE
Atlanta, GA  30309-3283

Acute Care Health System              --           --        8.52%         --          --            --
401(k) Plan
Daniel Czermak Trustee
300 Second Ave.
Greenwall 6
Long Branch, NJ  07740

Alice Southern Equipment              --           --          --       17.81%         --            --
Service I
401 (K) Plan
Ivan Shay Pierce Jr Trustee
103 Leigh St.
Alice, TX 78332-9709

Brian W. Seiler & Kristina S          --           --          --          --        15.50%           --
Seiler
TTEES Seiler Special Needs
Trust UA DTD 04/06/2005
13518 Pebblebrook Dr
Houston, TX 77079-6024

Duy Nguyen
3139 W Holcombe Blvd                  --           --          --          --        32.33%           --
Houston, TX 77025-1505

(1)   Owned of record and beneficially

                                   CLASS A      CLASS B     CLASS C     CLASS R     CLASS Y   INSTITUTIONAL
                                    SHARES      SHARES      SHARES      SHARES      SHARES*   CLASS SHARES
                                  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                    RECORD      RECORD      RECORD      RECORD      RECORD        RECORD
-------------------               ----------  ----------  ----------  ----------  ----------  -------------
GIGA Group                            --           --        6.22%         --          --            --
Nilimesh R Chavan
12820 Morning Park Cir.
Alpharetta, GA 30004-7325

Josh Randall MD PC                    --           --       10.72%         --          --            --
401(k) Plan
Dr Josh Randall Trustee
26800 Crown Valley Pkwy STE 445
Mission Viejo, CA 92691-8026

INTC Cust IRA R/O                     --         7.84%         --          --          --            --
FBO Erik Thompson
11933 N Silver Ave
Mequon, WI 53097-3030

INTC Cust Roth IRA                    --           --          --          --        7.47%           --
FBO Carter B. Womack
19902 Water Point Trl
Kindwood, TX 77346-1388

INTC Cust Roth IRA                    --           --          --          --       20.42%           --
FBO Nealy m Chea
5514 Oak Falls Dr
Houston, TX 77066-5135

INTC Cust Roth IRA                    --           --          --          --        9.87%           --
FBO Tammy N Phan
2505 Fastwater Creek Dr
Pearland TX 77584-3103

INTC Cust SEP IRA                     --         6.06%         --          --          --            --
Dr David Clark FBO
Rae Lee Wall
1235 Yates Ave
Beaman, IA 50609-9500

Itech Solutions Inc                   --           --        5.87%         --          --            --
401 (K) Plan
Krystine Johnston Trustee
429 56th St
Des Moines IA 50312-2049

Merrill Lynch Pierce Fenner &         --           --       12.18%      20.75%         --            --
Smith
FBO The Sole Benefit of
Customers
ATTN: Fund Administration
4800 Deer Lake Sr East
2nd Floor
Jacksonville, FL 32246-6484

*    Class Y Shares commenced operations on October 3, (2008)

AIM BALANCED-RISK RETIREMENT 2050 FUND

                                   CLASS A      CLASS B     CLASS C     CLASS R     CLASS Y   INSTITUTIONAL
                                    SHARES      SHARES      SHARES      SHARES      SHARES*   CLASS SHARES
                                  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                    RECORD      RECORD      RECORD      RECORD      RECORD        RECORD
-------------------               ----------  ----------  ----------  ----------  ----------  -------------
MG Trustco TTEE                       --           --          --        5.13%         --            --
R A Hair Em 401K Pl
700 17th Street Suite 300
Denver, CO 80202-3531

MG Trust Company CUST FBO             --           --          --        8.85%         --            --
USFALCON Inc 401K PL
700 17th Street, Suite 300
Denver, CO 80202-3531

Pershing LLC                          --           --        7.47%         --          --            --
1 Pershing Plz.
Jersey City, NJ 07399-0001

State Street Bank &                22.20%          --          --       18.05%         --            --
Trust Co
FBO ADP/MSDW Alliance
Attn
Westwood MA 02090

UMB Bank, NA C/F                      --         5.67%         --          --          --            --
Florence Township BOE
403B
FBO Francis R. Roberson Jr
2619 Auburn Ct.
Mount Laurel, NJ
08054-4235

AIM Advisors, Inc. (1)                --                       --          --       12.81%       100.00%
Attn:  Corporate Controller
1360 Peachtree St NE
Atlanta, GA 30309-3283

-------
(1)  Owned of record and beneficially

                                    CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y   INSTITUTIONAL
                                    SHARES      SHARES      SHARES      SHARES      SHARES*   CLASS SHARES
                                  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE   PERCENTAGE
NAME AND ADDRESS OF                OWNED OF    OWNED OF    OWNED OF    OWNED OF     OWNED OF    OWNED OF
PRINCIPAL HOLDER                    RECORD      RECORD      RECORD      RECORD      RECORD       RECORD
-------------------               ----------  ----------  ----------  ----------  ----------  -------------
Alice Southern Equipment               --          --          --        28.60%        --          --
Service I
401 (K) Plan
Ivan Shay Pierce Jr Trustee
103 Leigh St
Alice, TX 78332-9709

American Enterprises                   --        5.22%         --                      --          --
Investment Svcs
PO BOX 9446
Minneapolis, MN
55474-0001

First Clearing, LLC                    --          --       11.90%          --         --          --
Special Custody Acct For The
Exclusive Benefit of Customer
2801 Market St
Saint Louis, MO 63103-2523

INTC                                   --       14.78%         --           --         --          --
Decatur Public Sch Dist 61
Anthony G Fricano
3850 W Mt Auburn Rd
Decatur, IL 62521-9309

INTC                                 5.41%         --          --           --         --          --
Gerald Larson Ltd.
Brian J. Larson
P.O. Box 662
Park River, ND 58270-0662

INTC                                 5.74%         --          --           --         --          --
Gerald Larson Ltd.
Mary B. Snyder
P.O. Box 662
Park River, ND 58270-0662

INTC CUST IRA                          --          --          --           --      21.00%         --
FBO Han H Chan
Colorado St Unit 12
Houston, TX 77007-7758

INTC CUST Roth IRA                     --          --          --           --       8.66%         --
FBO Kari Lynn Kelley
20 Sierra Oaks Dr
Sugarland, TX 77479-5898

                                    CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y   INSTITUTIONAL
                                    SHARES      SHARES      SHARES      SHARES      SHARES*   CLASS SHARES
                                  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE   PERCENTAGE
NAME AND ADDRESS OF                OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF     OWNED OF
PRINCIPAL HOLDER                    RECORD      RECORD      RECORD      RECORD      RECORD       RECORD
-------------------               ----------  ----------  ----------  ----------  ----------  -------------
INTC CUST Roth IRA                     --          --          --           --      33.95%         --
FBO Melanie M Badtke
8376 S Upham Way Apt B302
Littleton, CO 80128-6329

Johnson Recruiting Inc                 --          --          --         6.60%        --          --
401(k) Plan
Dennis Johnson Trustee
606 Rollingbrook St Ste 2B
Baytown, TX 77521-4053

Merrill Lynch Pierce Fenner &          --          --       31.24%       15.30%        --          --
Smith
FBO The Sole Benefit of
Customers
ATTN: Fund Administration
4800 Deer Lake Sr East 2nd
Floor
Jacksonville, FL 32246-6484

MG Trust Company Cust FBO              --          --          --         5.62%        --          --
Pauls Architectural Woodcraft Co.
700 17th Street Suite 300
Denver, CO 80202-3531

Patrick L Flemming Cust                --          --          --           --       9.77%         --
FBO Michael J Dorosk UTMA/TX
2342 Bastrop St
Houston, TX 77004-1402

Pershing LLC                           --       15.00%         --           --       5.55%         --
1 Pershing Plz
Jersey City, NJ 07399-0001

Raymond James & Assoc Inc.             --        5.91%         --           --         --          --
FBO William M. Flanagan
William M. Flanagan Trust
36 Kieran Rd
North Andover, MA 01845-4606

Stephen D Casaccia                     --          --          --           --       8.26%         --
26022 Juniper Stone Ln
Katy, TX 77494-2614

                                    CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y   INSTITUTIONAL
                                    SHARES      SHARES      SHARES      SHARES      SHARES*   CLASS SHARES
                                  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE   PERCENTAGE
NAME AND ADDRESS OF                OWNED OF    OWNED OF    OWNED OF    OWNED OF     OWNED OF    OWNED OF
PRINCIPAL HOLDER                    RECORD      RECORD      RECORD      RECORD      RECORD       RECORD
-------------------               ----------  ----------  ----------  ----------  ----------  -------------
State Street Bank &                 12.14%         --          --        11.85%        --          --
Trust Co
FBO ADP/MSDW Alliance
105 Rosemont Rd
Westwood MA 02090-2318

*    CLASS Y SHARES COMMENCED OPERATIONS ON OCTOBER 3, 2008

MANAGEMENT OWNERSHIP

     As of September 14, 2009, the trustees and officers as a group owned less than 1% of the shares outstanding of each class of any Fund.

                                   APPENDIX G
                               PORTFOLIO MANAGERS
                               AS OF JULY 31, 2009

PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS

     Invesco Aim's portfolio managers develop investment models which are used in connection with the management of certain AIM Funds as well as other mutual funds for which Invesco Aim or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers' investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following information is as of September 30, 2009:

                                     OTHER REGISTERED        OTHER POOLED
                                   INVESTMENT COMPANIES  INVESTMENT VEHICLES      OTHER ACCOUNTS
                                    MANAGED (ASSETS IN     MANAGED (ASSETS          MANAGED
                    DOLLAR RANGE         MILLIONS)          IN MILLIONS)      (ASSETS IN MILLIONS)
                   OF INVESTMENTS  --------------------  -------------------  --------------------
                      IN EACH      NUMBER OF             NUMBER OF            NUMBER OF
PORTFOLIO MANAGER     FUND(1)       ACCOUNTS    ASSETS   ACCOUNTS    ASSETS    ACCOUNTS   ASSETS
-----------------  --------------  ---------  ---------  ---------  --------  ---------  ---------


----------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

                                      OTHER REGISTERED          OTHER POOLED
                                         INVESTMENT              INVESTMENT              OTHER ACCOUNTS
                                          COMPANIES           VEHICLES MANAGED              MANAGED
                                     MANAGED (ASSETS IN           (ASSETS                   (ASSETS
                                          MILLIONS)             IN MILLIONS)              IN MILLIONS)
                     DOLLAR RANGE    ------------------   -----------------------   -----------------------
PORTFOLIO           OF INVESTMENTS   NUMBER OF            NUMBER OF                 NUMBER OF
MANAGER            IN EACH FUND(1)    ACCOUNTS   ASSETS    ACCOUNTS      ASSETS      ACCOUNTS      ASSETS
---------          ---------------   ---------   ------   ---------   -----------   ---------   -----------
                                   AIM BALANCED-RISK RETIREMENT NOW FUND

Mark Ahnrud              None            2       $262.0      9(1)     $1,632.1(2)     12(2)     $1,425.0(3)
Chris Devine             None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)
Scott Hixon              None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)
Christian Ulrich         None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)
Scott Wolle              None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)

                                   AIM BALANCED-RISK RETIREMENT 2010 FUND

Mark Ahnrud              None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)
Chris Devine             None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)
Scott Hixon              None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)
Christian Ulrich         None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)
Scott Wolle              None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)

                                   AIM BALANCED-RISK RETIREMENT 2020 FUND

Mark Ahnrud              None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)
Chris Devine             None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)
Scott Hixon              None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)
Christian Ulrich         None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)
Scott Wolle              None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)

                                   AIM BALANCED-RISK RETIREMENT 2030 FUND

Mark Ahnrud              None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)
Chris Devine             None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)
Scott Hixon              None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)
Christian Ulrich         None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)
Scott Wolle              None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)

                                   AIM BALANCED-RISK RETIREMENT 2040 FUND

Mark Ahnrud              None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)
Chris Devine             None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)
Scott Hixon              None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)

----------
(1) This amount includes 4 funds that pay performance-based fees with $161.4M in total assets under management.

(2) This amount includes 1 fund that pays performance-based fees with $665.6M in total assets under management.

                                      OTHER REGISTERED          OTHER POOLED
                                         INVESTMENT              INVESTMENT              OTHER ACCOUNTS
                                          COMPANIES           VEHICLES MANAGED              MANAGED
                                     MANAGED (ASSETS IN           (ASSETS                   (ASSETS
                                          MILLIONS)             IN MILLIONS)              IN MILLIONS)
                     DOLLAR RANGE    ------------------   -----------------------   -----------------------
PORTFOLIO           OF INVESTMENTS   NUMBER OF            NUMBER OF                 NUMBER OF
MANAGER            IN EACH FUND(1)    ACCOUNTS   ASSETS    ACCOUNTS      ASSETS      ACCOUNTS      ASSETS
---------          ---------------   ---------   ------   ---------   -----------   ---------   -----------
Christian Ulrich         None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)
Scott Wolle              None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)

                                   AIM BALANCED-RISK RETIREMENT 2050 FUND

Mark Ahnrud              None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)
Chris Devine             None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)
Scott Hixon              None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)
Christian Ulrich         None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)
Scott Wolle              None            2       $262.0      9(2)     $1,632.1(2)     12(3)     $1,425.0(3)

POTENTIAL CONFLICTS OF INTEREST

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

- The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Advisor and each Sub-Advisor seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Advisor, each Sub-Advisor and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

- The Advisor and each Sub-Advisor determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco Aim or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Advisor and each Sub-Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

- Finally, the appearance of a conflict of interest may arise where the Advisor or Sub-Advisor has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

     The Advisor, each Sub-Advisor, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

DESCRIPTION OF COMPENSATION STRUCTURE

For the Advisor and each affiliated Sub-Advisor

     The Advisor and each Sub-Advisor seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. The Advisor and each Sub-Advisor evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:

     Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Advisor and each Sub-Advisor's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

     Annual Bonus. The portfolio managers are eligible, along with other employees of the Advisor and each Sub-Advisor, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco reviews and approves the amount of the bonus pool available for the Advisor and each of the Sub-Advisor's investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

     Each portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

SUB-ADVISOR                        PERFORMANCE TIME PERIOD(1)
-----------                        --------------------------
Invesco Aim(2)
Invesco Institutional (Except      One-, Three- and Five-year performance against
   Invesco Real Estate U.S.) (5)   Fund peer group.
Invesco Global(5)
Invesco Australia
Invesco Deutschland

Invesco Institutional - Invesco    N/A
Real Estate U.S.

Invesco Senior Secured             N/A

Invesco Trimark(5)                 One-year performance against Fund peer group.

                                   Three- and Five-year performance against

----------
(1)  Rolling time periods based on calendar year end.

(2) Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible funds selected by the portfolio manager at the time the award is granted.

                                  entire universe of Canadian funds.

Invesco Hong Kong(5)              One- and Three-year performance against Fund
Invesco Asset Management          peer group.

Invesco Japan                     One-, Three- and Five-year performance against
                                  the appropriate Micropol benchmark.

     Invesco Institutional - Invesco Real Estate U.S.'s bonus is based on net operating profits of Invesco Institutional - Invesco Real Estate U.S.

     Invesco Senior Secured's bonus is based on annual measures of equity return and standard tests of collateralization performance.

     High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

     Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain AIM Funds with a vesting period as well as common shares and/or restricted shares of Invesco stock from pools determined from time to time by the Compensation Committee of Invesco's Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

                                   APPENDIX H

                          ADMINISTRATIVE SERVICES FEES

The funds paid Invesco Aim the following amounts for administrative services for the fiscal year ended December 31, 2008 and the period ended January 31, 2007 (commencement date) through December 31, 2007:

               FUND NAME                   2008      2007
--------------------------------------   -------   -------
AIM Balanced-Risk Retirement Now Fund    $50,000   $45,890
AIM Balanced-Risk Retirement 2010 Fund    50,000    45,890
AIM Balanced-Risk Retirement 2020 Fund    50,000    45,890
AIM Balanced-Risk Retirement 2030 Fund    50,000    45,890
AIM Balanced-Risk Retirement 2040 Fund    50,000    45,890
AIM Balanced-Risk Retirement 2050 Fund    50,000    45,890

                                   APPENDIX I

      CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS

1st Global Capital Corporation
1st Partners, Inc.
401k Exchange, Inc.
401k Producer Services
A G Edwards & Sons, Inc.
ADP Broker Dealer, Inc.
AIG Retirement
Advantage Capital Corporation
Advest Inc.
Allianz Life
Allstate
American Portfolios Financial Services Inc.
American Skandia Life Assurance Corporation
American United Life Insurance Company
Ameriprise Financial Services, Inc.
APS Financial Corporation
Ascensus
Associated Securities Corporation
AXA Advisors, LLC
The Bank of New York
Bank of America
Bank of Oklahoma
Bear Stearns Securities Corp.
BOSC, Inc.
Branch Banking & Trust Company
Brown Brothers Harriman & Co.
Buck Kwasha Securities LLC
Cadaret Grant & Company, Inc.
Cambridge Investment Research, Inc.
Cantella & Co., Inc.
Cantor Fitzgerald & Co.
Centennial Bank
Charles Schwab & Company, Inc.
Chase Citibank, N.A.
Citigroup
Citistreet
Comerica Bank
Commerce Bank
Commonwealth Financial Network LPL
Community National Bank
Compass Bank
Compass Brokerage, Inc.
Contemporary Financial Solutions, Inc.
CPI Qualified Plan Consultants, Inc.
Credit Suisse Securities
CUNA Brokerage Services, Inc.
CUSO Financial Services, Inc.
D.A. Davidson & Company
Daily Access Corporation
Deutsche Bank Securities, Inc.
Dorsey & Company Inc.
Edward Jones & Co.
Equity Services, Inc.
Expertplan
Fidelity
Fifth Third Bank
Fifth Third Securities, Inc.
Financial Data Services Inc.
Financial Network Investment Corporation
Financial Planning Association
Financial Services Corporation
First Clearing Corp.
First Command Financial Planning, Inc.
First Financial Equity Corp.
First Southwest Company
Frost Brokerage Services, Inc.
Frost National Bank
FSC Securities Corporation
Fund Services Advisors, Inc.
Gardner Michael Capital, Inc.
GE Capital Life Insurance Company of New York
GE Life & Annuity Company
Genworth
Genworth Financial Securities Corp.
Glenbrook Life and Annuity Company
Goldman, Sachs & Co.
Great West Life
Guaranty Bank & Trust
Guardian
GunnAllen Financial
GWFS Equities, Inc.
Hare and Company
Hartford
H.D. Vest
Hewitt Financial Services
Hightower Securities, LLC
Hornor, Townsend & Kent, Inc.
Huntington Capital
Huntington National Bank
The Huntington Investment Company
ICMA Retirement Corporation
ING
Intersecurities, Inc.
INVEST Financial Corporation, Inc.
Investacorp, Inc.
Investment Centers of America, Inc.
Jackson National Life
Jefferson National Life Insurance Company
Jefferson Pilot Securities Corporation
J.M. Lummis Securities
JP Morgan
Kanaly Trust Company
Kemper
LaSalle Bank, N.A.
Lincoln Financial
Loop Capital Markets, LLC
LPL Financial Corp.
M & T Securities, Inc.
M M L Investors Services, Inc.
Marshall & Ilsley Trust Co., N.A.
Mass Mutual
Matrix
Mellon Bank N.A.
Mellon Financial
Mellon Financial Markets
Mercer Trust Company
Merrill Lynch
Metlife
Metropolitan Life
Meyer Financial Group, Inc.
Money Concepts
Morgan Keegan & Company, Inc.
Morgan Stanley
..
MSCS Financial Services, LLC
Multi-Financial Securities Corporation
Municipal Capital Markets Group, Inc.
Mutual Service Corporation
Mutual Services, Inc.
N F P Securities, Inc.
NatCity Investments, Inc.
National Financial Services Corporation
National Planning Corporation
National Planning Holdings
National Retirement Partners Inc.
Nationwide
New York Life
Next Financial Group, Inc.
NFP Securities Inc.
Northeast Securities, Inc.

Northwestern Mutual Investment Services
OneAmerica Financial Partners Inc.
Oppenheimer & Company, Inc.
Oppenheimer Securities
Oppenheimer Trust Company
Pacific Life
Penn Mutual Life
Penson Financial Services
Pershing
PFS Investments, Inc.
Phoenix Life Insurance Company
Piper Jaffray
Plains Capital Bank
Planco
PNC Bank, N.A.
PNC Capital Markets LLC
Primevest Financial Services, Inc.
Princeton Retirement Group, Inc.
Principal Financial
Proequities, Inc.
Prudential
R B C Dain Rauscher, Inc.
RBC Wealth Management
Raymond James
Ridge Clearing
Robert W. Baird & Co.
Ross Sinclair & Associates LLC
Royal Alliance Associates
Riversource (Ameriprise)
RSBCO
S I I Investments, Inc.
Salomon Smith Barney
Sanders Morris Harris
SCF Securities, Inc.
Scott & Stringfellow, Inc.
Securities America, Inc.
Security Distributors, Inc.
Sentra Securities
Silverton Capital, Corp.
Simmons First Investment Group, Inc.
Smith Barney Inc.
Smith Hayes Financial Services
Southwest Securities
Sovereign Bank
Spelman & Company
State Farm
State Street Bank & Trust Company
Stifel Nicolaus & Company
SunAmerica Securities, Inc.
SunGard
Sun Life SunTrust
SunTrust Robinson Humphrey
SWS Financial Services, Inc.
Symetra Investment Services Inc.
TD Ameritrade
The (Wilson) William Financial Group
TFS Securities, Inc.
Transamerica Capital Inc.
Transamerica Treasury Curve, LLC
Treasury Strategies
T Rowe Price
Trust Management Network, LLC
U.S. Bancorp
UBS Financial Services Inc.
UMB Financial Services, Inc.
Union Bank
Union Bank of California, N.A.
Union Central
United Planners Financial
US Bank
U.S. Bank, N.A.
UVEST
Vanguard Marketing Corp.
V S R Financial Services, Inc.
VALIC Financial Advisors, Inc.
vFinance Investments, Inc.
Vining Sparks IBG, LP
Wachovia Capital Markets, LLC
Wachovia
Wadsworth Investment Co., Inc.
Waterstone Financial Group, Inc.
Wells Fargo
Woodbury Financial Services, Inc.
Zions Bank

                                   APPENDIX J

 AMOUNTS PAID TO INVESCO AIM DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTIONS PLANS

     A list of amounts paid by each class of shares to Invesco Aim Distributors pursuant to the Plans for the fiscal year ended December 31, 2008 follows:


                                         CLASS A   CLASS B   CLASS C   CLASS R   CLASS Y   INSTITUTIONAL
                 FUND                     SHARES    SHARES    SHARES    SHARES    SHARES    CLASS SHARES
--------------------------------------   -------   -------   -------   -------   -------   -------------
AIM Balanced-Risk Retirement Now Fund     $2,729   $ 3,545   $ 1,016    $  368     N/A          $13
AIM Balanced-Risk Retirement 2010 Fund     5,190     4,706     8,062     1,803     N/A           14
AIM Balanced-Risk Retirement 2020 Fund     9,738    12,284     6,840     5,604     N/A            8
AIM Balanced-Risk Retirement 2030 Fund     6,036    11,759    10,073     6,055     N/A            9
AIM Balanced-Risk Retirement 2040 Fund     3,032     4,995     4,625     1,503     N/A           15
AIM Balanced-Risk Retirement 2050 Fund     2,910     2,095     1,788       998     N/A           12

                                   APPENDIX K

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS

     An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the fiscal year ended December 31, 2008 follows:

                                       AIM             AIM             AIM             AIM             AIM             AIM
                                  BALANCED-RISK   BALANCED-RISK   BALANCED-RISK   BALANCED-RISK   BALANCED-RISK   BALANCED-RISK
                                    RETIREMENT     RETIREMENT       RETIREMENT      RETIREMENT      RETIREMENT      RETIREMENT
                                     NOW FUND      2010 FUND        2020 FUND       2030 FUND       2040 FUND       2050 FUND
                                  -------------   -------------   -------------   -------------   -------------   -------------

     An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the fiscal year ended December 31, 2008 follows:

CLASS A
   Advertising                        $    0          $    0          $    0          $    0          $    0          $    0
   Printing and Mailing                    0               0               0               0               0               0
   Seminars                                0               0               0               0               0               0
   Underwriters Compensation               0               0               0               0               0               0
   Dealers Compensation                2,729           5,190           9,738           6,036           3,032           2,910
   Personnel                               0               0               0               0               0               0
   Travel Relating to Marketing            0               0               0               0               0               0

     An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the fiscal year ended December 31, 2008 follows:

                                       AIM             AIM             AIM             AIM             AIM             AIM
                                  BALANCED-RISK   BALANCED-RISK   BALANCED-RISK   BALANCED-RISK   BALANCED-RISK   BALANCED-RISK
                                    RETIREMENT     RETIREMENT       RETIREMENT      RETIREMENT      RETIREMENT      RETIREMENT
                                     NOW FUND      2010 FUND        2020 FUND       2030 FUND       2040 FUND       2050 FUND
                                  -------------   -------------   -------------   -------------   -------------   -------------
CLASS B
   Advertising                        $  168          $  284          $  529          $    7          $  330          $  186
   Printing and Mailing                   37              62             116               2              73              41
   Seminars                                0               0               0               0               0               0
   Underwriters Compensation           2,658           3,529           9,213           8,819           3,746           1,571
   Dealers Compensation                  682             831           2,426           2,065             846             297
   Personnel                               0               0               0             866               0               0
   Travel Relating to Marketing            0               0               0               0               0               0

     An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the fiscal year ended December 31, 2008 follows:

                                       AIM             AIM             AIM             AIM             AIM             AIM
                                  BALANCED-RISK   BALANCED-RISK   BALANCED-RISK   BALANCED-RISK   BALANCED-RISK   BALANCED-RISK
                                    RETIREMENT     RETIREMENT       RETIREMENT      RETIREMENT      RETIREMENT      RETIREMENT
                                     NOW FUND      2010 FUND        2020 FUND       2030 FUND       2040 FUND       2050 FUND
                                  -------------   -------------   -------------   -------------   -------------   -------------
CLASS C
   Advertising                         $190           $    0          $    0          $    0          $    0           $259
   Printing and Mailing                  42                0               0               0               0             57
   Seminars                               0                0               0               0               0              0
   Underwriters Compensation            700            3,795           3,771           4,656           2,964            950
   Dealers Compensation                  84            3,425           1,812           3,867             674            522

                                       AIM             AIM            AIM             AIM             AIM             AIM
                                  BALANCED-RISK   BALANCED-RISK  BALANCED-RISK   BALANCED-RISK   BALANCED-RISK   BALANCED-RISK
                                    RETIREMENT     RETIREMENT      RETIREMENT      RETIREMENT      RETIREMENT      RETIREMENT
                                     NOW FUND      2010 FUND       2020 FUND       2030 FUND       2040 FUND       2050 FUND
                                  -------------   -------------   -------------   -------------   -------------   -------------
Travel Relating to Marketing             0              0                0              0               0               0

          An estimate by category of the allocation of actual fees paid by Class R shares of the Funds during the fiscal year ended December 31, 2008 follows:

                                       AIM             AIM             AIM             AIM             AIM             AIM
                                  BALANCED-RISK   BALANCED-RISK   BALANCED-RISK   BALANCED-RISK   BALANCED-RISK   BALANCED-RISK
                                    RETIREMENT     RETIREMENT       RETIREMENT      RETIREMENT      RETIREMENT      RETIREMENT
                                     NOW FUND      2010 FUND        2020 FUND       2030 FUND       2040 FUND       2050 FUND
                                  -------------   -------------   -------------   -------------   -------------   -------------
CLASS R
   Advertising                         $  4            $ 31           $   88          $  109           $ 26            $ 20
   Printing and Mailing                   0               3               11              12              3               2
   Seminars                               0              12               40              47             12               8
   Underwriters Compensation            182             871            2,514           2,826            696             488
   Dealers Compensation                 132             680            2,291           2,343            586             361
   Personnel                             50             192              620             674            168             111
   Travel Relating to Marketing           0              14               40              44             12               8

                                   APPENDIX L

                               TOTAL SALES CHARGES

     The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by Invesco Aim Distributors for the fiscal year ended December 31, 2008 and the period ended January 31, 2007 (commencement date) through December 31, 2007:

                                                2008                 2007
                                         ------------------   ------------------
                                          SALES     AMOUNT     SALES     AMOUNT
                                         CHARGES   RETAINED   CHARGES   RETAINED
                                         -------   --------   -------   --------
AIM Balanced-Risk Retirement Now Fund    $ 5,751    $1,124    $ 6,463    $1,122
AIM Balanced-Risk Retirement 2010 Fund    17,086     3,127     11,830     3,000
AIM Balanced-Risk Retirement 2020 Fund    54,290     8,682     36,040     5,940
AIM Balanced-Risk Retirement 2030 Fund    51,165     8,491     37,268     7,318
AIM Balanced-Risk Retirement 2040 Fund    40,210     7,437     17,439     2,549
AIM Balanced-Risk Retirement 2050 Fund    16,784     2,883     20,445     3,877

     The following chart reflects the total sales charges paid in connection with the sale of Class A, Class B, Class C, and Class R shareholders and retained by Invesco Aim Distributors for the fiscal year ended December 31, 2008 and the period ended January 31, 2007 (commencement date) through December 31, 2007:

                                          2008    2007
                                         ------   ----
AIM Balanced-Risk Retirement Now Fund    $  583   $131
AIM Balanced-Risk Retirement 2010 Fund    2,657    238
AIM Balanced-Risk Retirement 2020 Fund    3,960    824
AIM Balanced-Risk Retirement 2030 Fund    1,938    894
AIM Balanced-Risk Retirement 2040 Fund      146     36
AIM Balanced-Risk Retirement 2050 Fund      147    124

                                  APPENDIX M-1
                    PENDING LITIGATION ALLEGING MARKET TIMING

     Pursuant to an Order of the MDL Court, plaintiffs in related lawsuits, including purported class action and shareholder derivative suits, consolidated their claims for pre-trial purposes into three amended complaints against, [depending on the lawsuit,] various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations ERISA purportedly brought on behalf of participants in Invesco's 401(k) plan (the Calderon lawsuit discussed below).

     RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN), V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND
     R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K. BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a) (2), and 15 of the Securities Act of 1933 (the "Securities Act"); Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act of 1940 (the "Investment Company Act"); breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

     CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISORS, INC., AIM INVESTMENT SERVICES, INC., AIM

     DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES
     T. BUNCH, GERALD J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS
     S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"); Sections 36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.

     On January 5, 2008, the parties reached an agreement in principle to settle both the class action (Lepera) and the derivative (Essenmacher) lawsuits, subject to the MDL Court approval. Individual class members have the right to object.

     On December 15, 2008, the parties reached an agreement in principle to settle the ERISA (Calderon) lawsuit, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.


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